 As filed with the Securities and Exchange Commission on or about October 29,
                                     2004

================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                   FORM N-1A

        REGISTRATION STATEMENT UNDER THE
          SECURITIES ACT OF 1933
                                                                          [_]

        Registration No. 333-03715

        Pre-Effective Amendment No.
                                                                          [_]
                                  ---

        Post-Effective Amendment No. _29_

                                                                          [X]

        REGISTRATION STATEMENT UNDER THE
          INVESTMENT COMPANY ACT OF 1940
                                                                          [_]

        Registration No. 811-07619

        Amendment No. _31_

                                                                          [X]

                               -----------------

                            NUVEEN INVESTMENT TRUST
        (Exact Name of Registrant as Specified in Declaration of Trust)

              333 West Wacker Drive, Chicago, Illinois   60606
              (Address of Principal Executive Offices) (Zip Code)

      Registrant's Telephone Number, Including Area Code: (312) 917-7700

        Jessica R. Droeger--Vice President and        Copies to:
                       Secretary                     Eric F. Fess
                 333 West Wacker Drive          Chapman and Cutler LLP
                Chicago, Illinois 60606              111 W. Monroe
        (Name and Address of Agent for Service) Chicago, Illinois 60603

Approximate Date of Proposed Public Offering: As soon as practicable after effectiveness.

It is proposed that this filing will become effective (check appropriate box):
[X]immediately upon filing pursuant to       [_]on (date) pursuant to paragraph
   paragraph (b)                                (a)(1)
[_]on (date) pursuant to paragraph (b)       [_]75 days after filing pursuant
                                                to paragraph (a)(2)
[_]60 days after filing pursuant to          [_]on (date) pursuant to paragraph
   paragraph (a)(1)                             (a)(2) of Rule 485.

If appropriate, check the following box:
[_]This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                   CONTENTS

                                      OF


                        POST-EFFECTIVE AMENDMENT NO. 29


This Post-Effective Amendment to the Registration Statement comprises the following papers and contents:

                   The Facing Sheet

                   Part A--Prospectus for Nuveen NWQ Multi-Cap Value Fund, Nuveen Large-Cap Value Fund, Nuveen Balanced Municipal and Stock Fund, and Nuveen Balanced Stock and Bond Fund (the "Funds")

                   Part B--Statement of Additional Information--copies of the Annual Reports to Shareholders for the Funds (the financial statements from the Annual Reports are incorporated by reference into the Statement of Additional Information)

                   Part C--Other Information

                   Signatures

                   Index to Exhibits

                   Exhibits


The Nuveen NWQ Small-Cap Value Fund, Nuveen NWQ Global Value Fund and Nuveen NWQ Value Opportunities Fund are additional series of the Nuveen Investment Trust. Such funds are not included in or affected by this Registration Statement.

--------------------------------------------------------------------------------

Nuveen Investments
Value and Balanced Funds

--------------------------------------------------------------------------------

                                               PROSPECTUS   OCTOBER 29, 2004

                                             -----------------------------------


For investors seeking long-term growth potential.


[PHOTO]




Nuveen NWQ Multi-Cap Value Fund
Nuveen Large-Cap Value Fund
Nuveen Balanced Municipal and Stock Fund
Nuveen Balanced Stock and Bond Fund




The Securities and Exchange Commission has not
approved or disapproved these securities or
passed upon the adequacy of this prospectus.
Any representation to the contrary is a
criminal offense.                                                 [LOGO] Nuveen
                                                               Investments

                                    [GRAPHIC]

We have used the icons
below throughout this
prospectus to make it
easy for you to find the
type of information
you need.


Investment Strategy


Risks


Fees, Charges
and Expenses


Shareholder
Instructions


Performance and
Current Portfolio
Information

Table of Contents



          Section 1  The Funds
          This section provides you with an overview of the funds, including investment objectives, portfolio holdings and historical performance information.

          Introduction                                              1
          Nuveen NWQ Multi-Cap Value Fund                           2
          Nuveen Large-Cap Value Fund                               4
          Nuveen Balanced Municipal and Stock Fund                  6
          Nuveen Balanced Stock and Bond Fund                       8

          Section 2  How We Manage Your Money
          This section gives you a detailed discussion of our investment and risk management strategies.

          Who Manages the Funds                                    10
          What Types of Securities We Invest In                    12
          How We Select Investments                                13
          What the Risks Are                                       15
          How We Manage Risk                                       16


          Section 3  How You Can Buy and Sell Shares
          This section provides the information you need to move money into or out of your account.

          What Share Classes We Offer                              19
          How to Reduce Your Sales Charge                          20
          How to Buy Shares                                        22
          Systematic Investing                                     23
          Systematic Withdrawal                                    24
          Special Services                                         24
          How to Sell Shares                                       25


          Section 4  General Information
          This section summarizes the funds' distribution policies and other general fund information.

          Dividends, Distributions and Taxes                       27
          Distribution and Service Plans                           28
          Net Asset Value                                          29
          Frequent Trading                                         30
          Fund Service Providers                                   30


          Section 5  Financial Highlights
          This section provides the funds' financial performance.  31

                                                               October 29, 2004


Section 1  The Funds

                    Nuveen NWQ Multi-Cap Value Fund
                    Nuveen Large-Cap Value Fund
                    Nuveen Balanced Municipal and Stock Fund
                    Nuveen Balanced Stock and Bond Fund


                                                 [GRAPHIC]

                                               Introduction

                       This prospectus is intended to provide important information to help you evaluate whether one of the Nuveen Equity Funds listed above may be right for you. Please read it carefully before investing and keep it for future reference.

 NOT FDIC OR GOVERNMENT INSURED         MAY LOSE VALUE         NO BANK GUARANTEE


                                                           Section 1  The Funds

                                    [GRAPHIC]


         Nuveen NWQ Multi-Cap Value Fund

Fund Overview


                                    [GRAPHIC]


Investment Objective
The investment objective of the fund is to seek to provide investors with long-term capital appreciation.

                                    [GRAPHIC]


How the Fund Pursues Its Objective
Under normal market conditions, the fund invests at least 80% of its assets in equity securities of companies with large, medium and small capitalizations that are selected on an opportunistic basis. Nuveen Institutional Advisory Corp. ("NIAC") has selected NWQ Investment Management Company, LLC ("NWQ") to serve as sub-adviser to the fund. NWQ seeks to identify under- valued companies where a catalyst exists--such as new management, industry consolidation, company restructuring or a turn in the company's fundamentals--to recognize value or improve a company's profitability. The investment process seeks to add value through active management and thorough research aimed at selecting companies that reflect hidden opportunities underpriced by the market. NWQ's disciplined, value-driven investment strategy is based on bottom up fundamental research, which focuses on fundamental valuation, qualitative analysis and downside protection.

The fund may also invest up to 35% of its total assets in dollar-denominated securities of foreign issuers.

                                    [GRAPHIC]

                                    Attention Symbol
What are the Risks of Investing in the Fund?

Equity Market Risk - The fund exposes you to equity market risk. Equity market risk is the risk that a particular stock, the fund itself or stocks in general may fall in value. Stocks will decline in response to such factors as adverse company news or industry developments or a general economic decline. These risks are generally greater for medium and smaller market capitalization companies because they tend to have more limited product lines, markets and financial resources and may be dependent on a smaller management group than larger, more established companies. These companies are also typically less liquid than larger capitalization companies. As a result, certain securities may be difficult or impossible to sell at the time or price that the fund would like.


Style Risk - The fund's value-oriented investment style may not be successful.

Foreign Risk - The fund's potential investment in foreign stocks also presents additional risk. Foreign risk is the risk that foreign stocks will be more volatile than U.S. stocks due to such factors as adverse economic, currency, political, social or regulatory developments in a country, including government seizure of assets, excessive taxation, limitations on the use or transfer of assets, the lack of liquidity or regulatory controls or differing legal and/or accounting standards.

As with any mutual fund investment, loss of money is a risk of investing.

                                    [GRAPHIC]

                                    Attention Symbol
Is this Fund Right for You?
This fund may be right for you if you are seeking:
..  long-term total return potential from a value-driven equity investing strategy;
..  to meet long-term financial goals.

You should not invest in this fund if you are:
..  unwilling to accept share price fluctuation, including the possibility of sharp price declines;
..  investing to meet short-term financial goals.
How the Fund Has Performed


The chart and table below illustrate annual fund calendar year returns for each of the past six years as well as average annual fund and index returns for the one-year, five-year and since inception periods ended December 31, 2003. This information is intended to help you assess the variability of fund returns (and consequently, the potential rewards and risks of a fund investment). The information also shows how the fund's performance compares with the returns of broad measures of market performance and an index of funds with similar investment objectives.



Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. After-tax returns are shown for Class A shares only; after-tax returns for Class B, C and R shares will vary. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market indices do not include expenses, which are deducted from fund returns, or taxes.


Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employer-sponsored retirement plans.


Past performance does not necessarily indicate future performance.


 Total Returns/1/



                                    [CHART]

Class A Annual Returns

1998  1999   2000   2001   2002    2003
----  -----  -----  -----  -----  ------
7.1   20.6   11.3    5.8   -8.8    47.2



Section 1  The Funds

During the six years ended December 31, 2003, the fund's highest and lowest calendar quarter returns were 26.52% and -21.87%, respectively, for the quarters ended 6/30/2003 and 9/30/2002. The bar chart and highest/ lowest quarterly returns do not reflect sales charges, which would reduce returns, while the average annual return table does reflect sales charges. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.



                                       Average Annual Total Returns
                                         for the Periods Ended
                                           December 31, 2003
                                                    Since Inception
              Class Returns Before                   (November 4,
              Taxes                1 Year   5 Years      1997)
              -----------------------------------------------------
              Class B              42.26%    12.79%      11.29%
              Class C              46.34%    12.93%      11.30%
              Class R              47.79%    14.08%      12.42%
              Class A (Offer)      38.75%    12.42%      11.05%
              -----------------------------------------------------
              Class A (Offer)
                Returns:
               After Taxes on
                 Distributions     37.84%    11.48%      10.27%
               After Taxes on
                 Distributions
                 and Sale of
                 Shares            25.56%    10.39%       9.30%
              -----------------------------------------------------
              S&P 500 Index/2/     28.67%     -.57%       4.26%
              Russell 3000 Value
                Index/2/           31.14%     4.16%       6.32%
              Lipper Peer Group/2/ 32.78%     5.18%       5.98%



What are the Costs of Investing?
                                    [GRAPHIC]

                                      Dollar Sign
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

 Shareholder Transaction Expenses/3/


Paid Directly From Your Investment

             Share Class                     A       B     C   R/4/
             ------------------------------------------------------
             Maximum Sales Charge Imposed
             on Purchases                 5.75%/5/  None  None None
             Maximum Sales Charge Imposed
             on Reinvested Dividends          None  None  None None
             Exchange Fees                    None  None  None None
             Deferred Sales Charge/6/      None/5/ 5%/7/ 1%/8/ None

 Annual Fund Operating Expenses


Paid From Fund Assets


         Share Class                              A     B     C     R
         --------------------------------------------------------------
         Management Fees                         .85%  .85%  .85%  .85%
         12b-1 Distribution and Service Fees/9/  .25% 1.00% 1.00%   --%
         Other Expenses                          .38%  .38%  .38%  .39%
         Total Operating Expenses/10/           1.48% 2.23% 2.23% 1.24%

The following example is intended to help you compare the cost of investing in the fund with the costs of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time period indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Your actual returns and costs may be higher or lower.


                          Redemption                 No Redemption
      Share Class   A      B      C      R      A      B      C      R
      -------------------------------------------------------------------
       1 Year     $  717 $  626 $  226 $  126 $  717 $  226 $  226 $  126
       3 Years    $1,016 $  997 $  697 $  393 $1,016 $  697 $  697 $  393
       5 Years    $1,336 $1,295 $1,195 $  681 $1,336 $1,195 $1,195 $  681
       10 Years   $2,242 $2,376 $2,565 $1,500 $2,242 $2,376 $2,565 $1,500



 1. On December 6, 2002, the fund acquired the assets and performance history of the PBHG Special Equity Fund. Specifically, the Class R Shares of the fund were previously the PBHG Class Shares of the PBHG Special Equity Fund. Prior to December 14, 2001, such shares were known as the Institutional Service Class shares and the Institutional Class shares of the NWQ Special Equity Portfolio. NWQ served as adviser or sub-adviser to the PBHG Special Equity Fund and the NWQ Special Equity Portfolio (the "predecessor funds"). The investment goals, strategies and policies of the fund are substantially similar to those of the predecessor funds. The inception dates for the PBHG Special Equity Fund and the NWQ Special Equity Portfolio were December 14, 2001 and November 4, 1997, respectively. Prior to December 6, 2002, the total returns for Class A, B and C shares reflect the performance of the Class R shares of the fund, adjusted for the differences in fees between the classes. Prior to December 6, 2002, the Class R total returns reflect the performance of the predecessor funds. The performance figures for the Class R shares of the fund are higher than those of the other share classes because the expenses of the Class R shares are expected to be lower. Class R shares may be purchased only under limited circumstances, or by specified classes of investors. The Class A year-to-date return on net asset value as of 9/30/04 was 10.92%.


 2. The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. The Russell 3000 Value Index is a market capitalization-weighted index of those firms in the Russell 3000 Index with higher book-to-price ratios and lower forecasted growth values. The Russell 3000 Index represents the 3000 largest U.S. companies. The since inception returns for the indices were calculated as of October 31, 1997. The index returns assume reinvestment of dividends, but do not include any brokerage commissions, sales charges or other fees. Peer Group returns reflect the performance of the Lipper Multi-Cap Value Fund Index, an index that represents the average annualized returns of the 30 largest funds in the Lipper Multi-Cap Value Fund Category. Peer Group returns account for the effect of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index or the Lipper Peer Group.

 3. As a percent of offering price unless otherwise noted. Authorized dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.
 4. Class R shares may be purchased only under limited circumstances, or by specified classes of investors. See "How You Can Buy and Sell Shares."

 5. Reduced Class A sales charges apply to purchases of $50,000 or more. Certain Class A purchases at net asset value of $1 million or more may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. See "How You Can Buy and Sell Shares."


 6. As a percentage of the lesser of purchase price or redemption proceeds.

 7. Class B shares redeemed within six years of purchase are subject to a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth and 1% during the sixth year.
 8. Class C shares redeemed within one year of purchase are subject to a 1%
    CDSC.
 9. Long-term holders of Class B and Class C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers Conduct Rules.



10. The investment adviser has contractually agreed to waive fees and reimburse expenses through December 7, 2004 in order to prevent total operating expenses (excluding any 12b-1 distribution and service fees and extraordinary expenses) from exceeding 1.50% of the average daily net assets of any class of fund shares.


                                                           Section 1  The Funds

                                    [GRAPHIC]


         Nuveen Large-Cap Value Fund

Fund Overview


                                    [GRAPHIC]


Investment Objective
The investment objective of the fund is to provide over time a superior total return from a diversified portfolio consisting primarily of equity securities of domestic companies with market capitalization of at least $500 million.

                                    [GRAPHIC]


How the Fund Pursues Its Objective
The fund purchases primarily stocks of established, well-known domestic companies. These companies tend to pay regular dividends that may provide a source of income. We concentrate on stocks we believe are selling for less than their intrinsic worth, trying to identify those with a catalyst--for example, a management change or an improved industry outlook--that will unlock the stock's unrecognized value. We generally buy only 40 to 50 stocks which we believe have at least 15% price appreciation potential over the next 18 months.

Under normal market conditions, we will invest at least 80% of the fund's total assets in large-capitalization companies, and we may invest up to 35% of its assets in cash equivalents in order to reduce volatility and preserve capital. We consider large-capitalization companies to have over $5 billion in market capitalization.

                                    [GRAPHIC]

                                    Attention Symbol
What are the Risks of Investing in the Fund?

Equity Market Risk - The fund exposes you to equity market risk. Equity market risk is the risk that a particular stock, the fund itself or stocks in general may fall in value. Stocks will decline in response to such factors as adverse company news or industry developments or a general economic decline.


Style Risk - The fund's value-oriented investment style may not be successful.

Foreign Risk - The fund's potential investment in foreign stocks also presents additional risk. Foreign risk is the risk that foreign stocks will be more volatile than U.S. stocks due to such factors as adverse economic, currency, political, social or regulatory developments in a country, including government seizure of assets, excessive taxation, limitations on the use or transfer of assets, the lack of liquidity or regulatory controls or differing legal and/or accounting standards. As with any mutual fund investment, loss of money is a risk of investing.

                                    [GRAPHIC]

                                    Attention Symbol
Is this Fund Right for You?
This fund may be right for you if you are seeking:
..  long-term growth potential from a value-driven strategy;
..  to moderate the risks associated with stock investing;
..  to focus on established, well-known companies;
..  to meet long-term financial goals.

You should not invest in this fund if you are:
..  unwilling to accept share price fluctuation, including the possibility of sharp price declines;
..  investing to meet short-term financial goals.
How the Fund Has Performed



NIAC has selected Institutional Capital Corporation to manage the fund's portfolio. The chart and table below illustrate annual fund calendar year returns for each of the past seven years as well as average annual fund and index returns for the one-year, five-year and since inception periods ended December 31, 2003. This information is intended to help you assess the variability of fund returns (and consequently, the potential rewards and risks of a fund investment). The information also shows how the fund's performance compares with the returns of a broad measure of market performance and an index of funds with similar investment objectives.



Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. After-tax returns are shown for Class A shares only; after-tax returns for Class B, C, and R shares will vary. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market indices do not include expenses, which are deducted from fund returns, or taxes.


Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employer-sponsored retirement plans.


Past performance does not necessarily indicate future performance.


 Total Returns/1/




                                    [CHART]

  Class A Annual Returns

  1997   1998   1999   2000   2001   2002   2003
  ----   ----   ----   ----   ----   ----   ----
  27.5    9.9   14.6    7.5   -2.3  -25.1   28.5




Section 1  The Funds

During the seven years ended December 31, 2003, the fund's highest and lowest calendar quarter returns were 15.54% and -19.75%, respectively, for the quarters ended 6/30/1997 and 9/30/2002. The bar chart and highest/lowest quarterly returns do not reflect sales charges, which would reduce returns, while the average annual return table does reflect sales charges. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.



                                      Average Annual Total Returns
                                          for the Periods Ended
                                            December 31, 2003
            Class Returns                           Since Inception
            Before Taxes             1 Year 5 Years (August 7, 1996)
            --------------------------------------------------------
            Class B                  23.59%  2.08%        7.89%
            Class C                  27.58%  2.26%        7.87%
            Class R                  28.85%  3.28%        8.98%
            Class A (Offer)          21.09%  1.81%        7.81%
            --------------------------------------------------------
            Class A (Offer) Returns:
             After Taxes on
               Distributions         21.03%  0.94%        6.06%
             After Taxes on
               Distributions and
               Sale of Shares        13.80%  1.17%        5.80%
            --------------------------------------------------------
            S&P 500 Index2           28.67%  -.57%        8.87%
            Russell 1000 Value
              Index2                 30.03%  3.56%       10.69%
            Lipper Peer Group2       28.00%  1.20%        8.28%


What are the Costs of Investing?


                                    [GRAPHIC]

                                      Dollar Sign
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


 Shareholder Transaction Expenses/3/



Paid Directly From Your Investment


             Share Class                     A       B     C   R/4/
             ------------------------------------------------------
             Maximum Sales Charge Imposed
             on Purchases                 5.75%/5/  None  None None
             Maximum Sales Charge Imposed
             on Reinvested Dividends          None  None  None None
             Exchange Fees                    None  None  None None
             Deferred Sales Charge/6/      None/5/ 5%/7/ 1%/8/ None



1. The Class A year-to-date return on net asset value as of 9/30/04 was 2.06%.


2. The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. The Russell 3000 Value Index is a market capitalization-weighted index of those firms in the Russell 3000 Index with higher book-to-price ratios and lower forecasted growth calculated as of July 31, 1996. The index returns assume reinvestment of dividends, but do not include any brokerage commissions, sales charges or other fees. Peer Group returns reflect the performance of the Lipper Large-Cap Value Fund Index, an index that represents the average annualized returns of the 30 largest funds in the Lipper Large-Cap Value Fund Category. Peer Group returns account for the effect of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index or the Lipper Peer Group.


  values. The Russell 3000 Index represents the 3000 largest U.S. companies. The Russell 1000 Index includes the largest 1000 companies in the Russell 3000 Index. The since inception returns for the indices were





 Annual Fund Operating Expenses



Paid From Fund Assets


         Share Class                              A     B     C     R
         --------------------------------------------------------------
         Management Fees                         .83%  .83%  .83%  .83%
         12b-1 Distribution and Service Fees/9/  .25% 1.00% 1.00%   --%
         Other Expenses                          .28%  .28%  .28%  .28%
         Total Operating Expenses/10/           1.36% 2.11% 2.11% 1.11%


The following example is intended to help you compare the cost of investing in the fund with the costs of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time period indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Your actual returns and costs may be higher or lower.


                          Redemption                 No Redemption
      Share Class    A     B      C      R      A      B      C      R
      -------------------------------------------------------------------
       1 Year     $  706 $  614 $  214 $  113 $  706 $  214 $  214 $  113
       3 Years    $  981 $  961 $  661 $  353 $  981 $  661 $  661 $  353
       5 Years    $1,277 $1,234 $1,134 $  612 $1,277 $1,134 $1,134 $  612
       10 Years   $2,116 $2,250 $2,441 $1,352 $2,116 $2,250 $2,441 $1,352





3.As a percent of offering price unless otherwise noted. Authorized dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.


4.Class R shares may be purchased only under limited circumstances, or by specified classes of investors. See "How You Can Buy and Sell Shares."


5.Reduced Class A sales charges apply to purchases of $50,000 or more. Certain
  Class A purchases at net asset value of $1 million or more may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. See "How You Can Buy and Sell Shares."


6.As a percentage of the lesser of purchase price or redemption proceeds.


7.Class B shares redeemed within six years of purchase are subject to a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth and 1% during the sixth year.


8.Class C shares redeemed within one year of purchase are subject to a 1% CDSC.


9.Long-term holders of Class B and Class C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers Conduct Rules.


10.The investment adviser has voluntarily agreed to waive fees and reimburse expenses through July 31, 2005 in order to prevent total operating expenses (excluding any 12b-1 distribution and service fees and extraordinary expenses) from exceeding 1.20% of the average daily net assets of any class of fund shares. The expense limitation may be modified at any time.


                                                           Section 1  The Funds

                                    [GRAPHIC]


         Nuveen Balanced Municipal and Stock Fund

Fund Overview


                                    [GRAPHIC]


Investment Objective
The investment objective of the fund is to provide over time an attractive after-tax total return through a combination of federally tax-exempt income and capital appreciation with capital preservation in adverse markets.

                                    [GRAPHIC]


How the Fund Pursues Its Objective
The fund invests the majority of its assets in investment-grade quality municipal bonds. We concentrate on municipal bonds with favorable characteristics we believe are not yet recognized by the market, trying to identify those higher-yielding and undervalued bonds with intermediate characteristics that we believe offer the best balance of current tax-free income and capital preservation potential.

We invest the balance of fund assets primarily in established, well-known domestic companies. We concentrate on stocks we believe are selling for less than their intrinsic worth, trying to identify those with a catalyst--for example, a management change or an improved industry outlook--that will unlock the stock's unrecognized value. We generally buy only 40 to 50 stocks which we believe have at least 15% price appreciation potential over the next 18 months.

                                    [GRAPHIC]

                                    Attention Symbol
What are the Risks of Investing in the Fund?

Equity Market Risk - The fund exposes you to equity market risk. Equity market risk is the risk that a particular stock, the fund itself or stocks in general may fall in value. Stocks will decline in response to such factors as adverse company news or industry developments or a general economic decline.


Style Risk - The fund's value-oriented investment style may not be successful.

Foreign Risk - The fund's potential investment in foreign stocks also presents additional risk. Foreign risk is the risk that foreign stocks will be more volatile than U.S. stocks due to such factors as adverse economic, currency, political, social or regulatory developments in a country, including government seizure of assets, excessive taxation, limitations on the use or transfer of assets, the lack of liquidity or regulatory controls or differing legal and/or accounting standards.

Interest Rate Risk - The fund exposes you to interest rate risk. Interest rate risk is the risk that interest rates will rise, causing bond prices and the fund's value to fall.


Credit Risk - The fund also exposes you to credit risk. Credit risk is the risk that a bond issuer will default or be unable to pay principal and interest when due to the fund; lower rated bonds generally carry greater credit risk. As with any mutual fund investment, loss of money is a risk of investing.


                                    [GRAPHIC]

                                    Attention Symbol
Is this Fund Right for You?
This fund may be right for you if you are seeking:
..  attractive after-tax returns from a value-driven strategy;
..  a substantial measure of downside protection;
.. the convenience of a balanced portfolio in a single investment; .. to reduce the taxes on your investment return;
..  to meet long-term financial goals.

You should not invest in this fund if you are:
..  investing in a tax deferred account;
..  unwilling to accept share price fluctuation;
..  investing to meet short-term financial goals.

How the Fund Has Performed



NIAC manages the municipal investments of the fund. NIAC has selected Institutional Capital Corporation to manage the fund's equity portfolio. The chart and table below illustrate annual fund calendar year returns for each of the past seven years as well as average annual fund and index returns for the one-year, five-year and since inception periods ended December 31, 2003. This information is intended to help you assess the variability of fund returns (and consequently, the potential rewards and risks of a fund investment). The information also shows how the fund's performance compares with the returns of a broad measure of market performance and an index of funds with similar investment objectives.



Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. After-tax returns are shown for Class A shares only; after-tax returns for Class B, C, and R shares will vary. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market indices do not include expenses, which are deducted from fund returns, or taxes.


Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employer-sponsored retirement plans.


Past performance does not necessarily indicate future performance.


 Total Returns/1/




                                    [CHART]

  Class A Annual Returns

  1997  1998  1999  2000  2001  2002  2003
  ----  ----  ----  ----  ----  ----  ----
  16.3   8.3   4.6   6.2  -2.8  -9.9  13.7




Section 1  The Funds

During the seven years ended December 31, 2003, the fund's highest and lowest calendar quarter returns were 7.74% and -7.29%, respectively, for the quarters ended 6/30/1997 and 9/30/2002. The bar chart and highest/lowest quarterly returns do not reflect sales charges, which would reduce returns, while the average annual return table does reflect sales charges. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.



                                      Average Annual Total Returns
                                          for the Periods Ended
                                            December 31, 2003
            Class Returns                           Since Inception
            Before Taxes             1 Year 5 Years (August 7, 1996)
            --------------------------------------------------------
            Class B                   8.89%  1.11%        4.88%
            Class C                  12.90%  1.28%        4.86%
            Class R                  13.99%  2.30%        5.92%
            Class A (Offer)           7.16%  0.84%       4.81%
            --------------------------------------------------------
            Class A (Offer) Returns:
             After Taxes on
               Distributions          6.90%  0.32%        4.13%
             After Taxes on
               Distributions and
               Sale of Shares         5.25%  0.79%        4.10%
            --------------------------------------------------------
            S&P 500 Index/2/         28.67%  -.57%        8.87%
            Russell 1000 Value
              Index/2/               30.03%  3.56%       10.69%
            Lehman Brothers
              10-Year Municipal
              Bond Index/2/           5.71%  5.91%        6.68%
            Market Benchmark
              Index/2/               15.14%  5.36%        8.84%
            Lipper Peer Group/2/     19.94%  2.95%        7.74%


What are the Costs of Investing?


                                    [GRAPHIC]

                                      Dollar Sign
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


 Shareholder Transaction Expenses/3/



Paid Directly From Your Investment


             Share Class                     A       B     C   R/4/
             ------------------------------------------------------
             Maximum Sales Charge Imposed
             on Purchases                 5.75%/5/  None  None None
             Maximum Sales Charge Imposed
             on Reinvested Dividends          None  None  None None
             Exchange Fees                    None  None  None None
             Deferred Sales Charge/6/      None/5/ 5%/7/ 1%/8/ None



1. The Class A year-to-date return on net asset value as of 9/30/04 was 1.61%.


2. The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. The Russell 3000 Value Index is a market capitalization-weighted index of those firms in the Russell 3000 Index with higher book-to-price ratios and lower forecasted growth values. The Russell 3000 Index represents the 3000 largest U.S. companies. The Russell 1000 Index includes the largest 1000 companies in the Russell 3000 Index. The Lehman Brothers 10-Year Municipal Bond Index includes municipal bonds with maturities ranging from 8 to 12 years. The Market Benchmark Index is comprised of a 40% weighting in the Russell 1000 Value Index and 60% in the Lehman Brothers 10-Year Municipal Bond Index. The since inception returns for the indices were calculated as of July 31, 1996. The index returns assume reinvestment of




 Annual Fund Operating Expenses


Paid From Fund Assets


         Share Class                              A     B     C     R
         --------------------------------------------------------------
         Management Fees                         .75%  .75%  .75%  .75%
         12b-1 Distribution and Service Fees/9/  .25% 1.00% 1.00%   --%
         Other Expenses                          .28%  .28%  .28%  .28%
         Total Operating Expenses*              1.28% 2.03% 2.03% 1.03%


              *The Total Operating Expenses provided in the table above do not reflect a voluntary commitment by the fund's investment adviser to waive fees and reimburse expenses. The investment adviser agreed to waive fees and reimburse expenses through July 31, 2005 in order to prevent Total
              Operating Expenses (excluding 12b-1 distribution and service fees and extraordinary expenses) from exceeding 1.00%, of the average daily net assets of any class of fund shares. The expense limitation may be modified at any time. The expense limitations reduced the actual operating expenses for the most recent fiscal year to the levels provided below.
              After Expense Reimbursements        A         B         C         R
              Expense Reimbursements            -.03%     -.03%     -.03%     -.03%
              Total Operating Expenses--
              Net                               1.25%     2.00%     2.00%     1.00%


The following example is intended to help you compare the cost of investing in the fund with the costs of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time period indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the fund's total operating expenses remain the same. Your actual returns and costs may be higher or lower.


                          Redemption                 No Redemption
      Share Class   A      B      C      R      A      B      C      R
      -------------------------------------------------------------------
       1 Year     $  698 $  606 $  206 $  105 $  698 $  206 $  206 $  105
       3 Years    $  958 $  937 $  637 $  328 $  958 $  637 $  637 $  328
       5 Years    $1,237 $1,193 $1,093 $  569 $1,237 $1,093 $1,093 $  569
       10 Years   $2,031 $2,166 $2,358 $1,259 $2,031 $2,166 $2,358 $1,259



  dividends, but do not include any brokerage commissions, sales charges or other fees. Peer Group returns reflect the performance of the Lipper Balanced Fund Index, an index that represents the average annualized returns of the 30 largest funds in the Lipper Balanced Fund Category. Peer Group returns account for the effect of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index or the Lipper Peer Group.




3. As a percent of offering price unless otherwise noted. Authorized dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.


4. Class R shares may be purchased only under limited circumstances, or by specified classes of investors. See "How You Can Buy and Sell Shares."


5. Reduced Class A sales charges apply to purchases of $50,000 or more. Certain Class A purchases at net asset value of $1 million or more may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. See "How You Can Buy and Sell Shares."


6. As a percentage of the lesser of purchase price or redemption proceeds.


7. Class B shares redeemed within six years of purchase are subject to a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth and 1% during the sixth year.


8. Class C shares redeemed within one year of purchase are subject to a 1% CDSC.


9. Long-term holders of Class B and Class C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers Conduct Rules.


                                                           Section 1  The Funds

                                    [GRAPHIC]


         Nuveen Balanced Stock and Bond Fund

Fund Overview


                                    [GRAPHIC]


Investment Objective
The investment objective of the fund is to provide over time an attractive total return from a diversified portfolio of equity securities, taxable fixed-income securities and cash equivalents by emphasizing capital appreciation in favorable markets and capital preservation in adverse markets.

                                    [GRAPHIC]


How the Fund Pursues Its Objective
The fund purchases a diversified portfolio of stocks primarily of established, well-known domestic companies. We concentrate on stocks we believe are selling for less than their intrinsic worth, trying to identify those with a catalyst--for example, a management change or an improved industry outlook--that will unlock the stock's unrecognized value. We generally buy only 40 to 50 stocks which we believe have at least 15% price appreciation potential over the next 18 months.

We seek reduced risk, capital preservation potential and current income by balancing our stock investments with bonds. The bonds we purchase are primarily U.S. Treasury bonds with maturities from one to 15 years, but from time to time we may also purchase investment-grade corporate bonds if market conditions warrant.

                                    [GRAPHIC]

                                    Attention Symbol
What are the Risks of Investing in the Fund?

Equity Market Risk - The fund exposes you to equity market risk. Equity market risk is the risk that a particular stock, the fund itself or stocks in general may fall in value. Stocks will decline in response to such factors as adverse company news or industry developments or a general economic decline.


Style Risk - The fund's value-oriented investment style may not be successful.

Foreign Risk - The fund's potential investment in foreign stocks also presents additional risk. Foreign risk is the risk that foreign stocks will be more volatile than U.S. stocks due to such factors as adverse economic, currency, political, social or regulatory developments in a country, including government seizure of assets, excessive taxation, limitations on the use or transfer of assets, the lack of liquidity or regulatory controls or differing legal and/or accounting standards.

Interest Rate Risk - The fund exposes you to interest rate risk. Interest rate risk is the risk that interest rates will rise, causing bond prices and the fund's value to fall.


Credit Risk - The fund also exposes you to credit risk. Credit risk is the risk that a bond issuer will default or be unable to pay principal and interest when due to the fund; lower rated bonds generally carry greater credit risk. As with any mutual fund investment, loss of money is a risk of investing.


                                    [GRAPHIC]

                                    Attention Symbol
Is this Fund Right for You?
This fund may be right for you if you are seeking:
..  long-term growth potential from a value-driven strategy;
..  a substantial measure of downside protection;
.. the convenience of a balanced portfolio in a single investment; .. to focus on established, well-known companies;
..  to meet long-term financial goals.

You should not invest in this fund if you are:
..  unwilling to accept share price fluctuation;
..  investing to meet short-term financial goals.

How the Fund Has Performed



NIAC has selected Institutional Capital Corporation to manage the fund's portfolio. The chart and table below illustrate annual fund calendar year returns for each of the past seven years as well as average annual fund and index returns for the one-year, five-year and since inception periods ended December 31, 2003. This information is intended to help you assess the variability of fund returns (and consequently, the potential rewards and risks of a fund investment). The information also shows how the fund's performance compares with the returns of a broad measure of market performance and an index of funds with similar investment objectives.



Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. After-tax returns are shown for Class A shares only; after-tax returns for Class B, C, and R shares will vary. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market indices do not include expenses, which are deducted from fund returns, or taxes.


Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employer-sponsored retirement plans.


Past performance does not necessarily indicate future performance.


 Total Returns/1/




                                    [CHART]

  Class A Annual Returns

  1997  1998  1999  2000  2001  2002  2003
  ----  ----  ----  ----  ----  ----  ----
  17.4  11.2   8.7   9.2   0.6 -13.7  17.8





Section 1  The Funds

During the seven years ended December 31, 2003, the fund's highest and lowest calendar quarter returns were 10.21% and -11.31%, respectively, for the quarters ended 12/31/1998 and 9/30/2002. The bar chart and highest/lowest quarterly returns do not reflect sales charges, which would reduce returns, while the average annual return table does reflect sales charges. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.



                                      Average Annual Total Returns
                                          for the Periods Ended
                                            December 31, 2003
            Class Returns                           Since Inception
            Before Taxes             1 Year 5 Years (August 7, 1996)
            --------------------------------------------------------
            Class B                  12.89%  3.03%        7.02%
            Class C                  16.83%  3.21%        7.03%
            Class R                  18.04%  4.24%        8.09%
            Class A (Offer)          10.99%  2.75%        6.96%
            --------------------------------------------------------
            Class A (Offer) Returns:
             After Taxes on
               Distributions         10.21%  1.31%        5.22%
             After Taxes on
               Distributions and
               Sale of Shares         7.10%  1.56%        5.00%
            --------------------------------------------------------
            S&P 500 Index/2/         28.67%  -.57%        8.87%
            Russell 1000 Value
              Index/2/               30.03%  3.56%       10.69%
            Lehman Brothers
              Intermediate
              Treasury Index/2/       2.10%  5.96%        6.73%
            Market Benchmark
              Index/2/               18.34%  4.89%        9.76%
            Lipper Peer Group/2/     19.94%  2.95%        7.74%


What are the Costs of Investing?


                                    [GRAPHIC]

                                      Dollar Sign
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


 Shareholder Transaction Expenses/3/



Paid Directly From Your Investment


             Share Class                     A       B     C   R/4/
             ------------------------------------------------------
             Maximum Sales Charge Imposed
             on Purchases                 5.75%/5/  None  None None
             Maximum Sales Charge Imposed
             on Reinvested Dividends          None  None  None None
             Exchange Fees                    None  None  None None
             Deferred Sales Charge/6/      None/5/ 5%/7/ 1%/8/ None



1. The Class A year-to-date return on net asset value as of 9/30/04 was 2.15%.


2. The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. The Russell 3000 Value Index is a market capitalization-weighted index of those firms in the Russell 3000 Index with higher book-to-price ratios and lower forecasted growth values. The Russell 3000 Index represents the 3000 largest U.S. companies. The Russell 1000 Index includes the largest 1000 companies in the Russell 3000 Index. The Lehman Brothers Intermediate Treasury Index includes treasury securities with maturities ranging from 1 to 10 years. The Market Benchmark Index is comprised of a 60% weighting in the Russell 1000 Value Index and 40% in the Lehman Brothers





 Annual Fund Operating Expenses



Paid From Fund Assets


         Share Class                              A     B     C     R
         --------------------------------------------------------------
         Management Fees                         .75%  .75%  .75%  .75%
         12b-1 Distribution and Service Fees/9/  .25% 1.00% 1.00%   --%
         Other Expenses                          .36%  .36%  .36%  .36%
         Total Operating Expenses*              1.36% 2.11% 2.11% 1.11%


  *The Total Operating Expenses provided in the table above do not reflect a voluntary commitment by the fund's investment adviser to waive fees and reimburse expenses. The investment adviser agreed to waive fees and reimburse expenses through July 31, 2005 in order to prevent Total Operating Expenses (excluding 12b-1 distribution and service fees and extraordinary expenses) from exceeding 1.00%, of the average daily net assets of any class of fund shares. The expense limitation may be modified at any time. The expense limitations reduced the actual operating expenses for the most recent fiscal year to the levels provided below.


             After Expense Reimbursements    A     B     C     R
             Expense Reimbursements        -.11% -.11% -.11% -.11%
             Total Operating Expenses--Net 1.25% 2.00% 2.00% 1.00%


The following example is intended to help you compare the cost of investing in the fund with the costs of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time period indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the fund's total operating expenses remain the same. Your actual returns and costs may be higher or lower.


                          Redemption                 No Redemption
      Share Class   A      B      C      R      A      B      C      R
      -------------------------------------------------------------------
       1 Year     $  706 $  614 $  214 $  113 $  706 $  214 $  214 $  113
       3 Years    $  981 $  961 $  661 $  353 $  981 $  661 $  661 $  353
       5 Years    $1,277 $1,234 $1,134 $  612 $1,277 $1,134 $1,134 $  612
       10 Years   $2,116 $2,250 $2,441 $1,352 $2,116 $2,250 $2,441 $1,352





   Intermediate Treasury Index. The since inception returns for the indices were calculated as of July 31, 1996. The index returns assume reinvestment of dividends, but do not include any brokerage commissions, sales charges, or other fees. Peer Group returns reflect the performance of the Lipper Balanced Fund Index, an index that represents the average annualized returns of the 30 largest funds in the Lipper Balanced Fund Category. Peer Group returns account for the effect of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index or the Lipper Peer Group.


3. As a percent of offering price unless otherwise noted. Authorized dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.


4. Class R shares may be purchased only under limited circumstances, or by specified classes of investors. See "How You Can Buy and Sell Shares."


5. Reduced Class A sales charges apply to purchases of $50,000 or more. Certain Class A purchases at net asset value of $1 million or more may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. See "How You Can Buy and Sell Shares."


6. As a percentage of the lesser of purchase price or redemption proceeds.


7. Class B shares redeemed within six years of purchase are subject to a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth and 1% during the sixth year.


8. Class C shares redeemed within one year of purchase are subject to a 1% CDSC.


9. Long-term holders of Class B and Class C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers Conduct Rules.


                                                           Section 1  The Funds

Section 2  How We Manage Your Money

                       To help you better understand the funds, this section includes a detailed discussion of our investment and risk management strategies. For a more complete discussion of these matters, please consult the Statement of Additional Information.


                                                 [GRAPHIC]

                                           Who Manages the Funds

                       Nuveen Institutional Advisory Corp. ("NIAC"), the funds' investment adviser, offers premier advisory and investment management services to a broad range of mutual fund clients. NIAC has overall responsibility for management of the funds. NIAC oversees the management of the funds' portfolios, manages the funds' business affairs and provides certain clerical, bookkeeping and other administrative services. NIAC is located at 333 West Wacker Drive, Chicago, IL 60606.


                       NIAC is a wholly-owned subsidiary of Nuveen Investments, Inc. (formerly known as The John Nuveen Company). Founded in 1898, Nuveen Investments, Inc., and its affiliates have over $100 billion in assets under management. Nuveen Investments, Inc. is a publicly-traded company and is a majority-owned subsidiary of The St. Paul Travelers Companies, Inc. ("St. Paul Travelers"), a publicly-traded company that is principally engaged in providing property-liability insurance through subsidiaries.



                       NIAC has selected Institutional Capital Corporation ("Institutional Capital"), 225 West Wacker Drive, Chicago, IL 60606, as subadviser to manage the investment portfolios of the Large-Cap Value Fund and the Balanced Stock and Bond Fund, and the equity investments of the Balanced Municipal and Stock Fund. Institutional Capital is an institutional investment management firm that was founded in 1970 and has approximately $12 billion in assets under management. Institutional Capital's investment management strategy and operating policies are set through a team approach, with all its investment professionals contributing. Institutional Capital currently maintains a staff of 13 investment professionals. Mr. Robert H. Lyon, President, owns shares representing 51% of its voting rights. In addition, Nuveen Investments, Inc. owns a non-voting 20% common stock interest in Institutional Capital.


                       NIAC has selected NWQ Investment Management Company, LLC, 2049 Century Park East, 4th Floor, Los Angeles, California 90067, an affiliate of NIAC, as sub-adviser to manage the investment portfolio of the NWQ Multi-Cap Value Fund. NWQ manages and supervises the investment of the NWQ Multi-Cap Value Fund's assets on a discretionary basis, subject to the supervision of NIAC. Nuveen Investments, Inc. purchased NWQ on August 1, 2002. NWQ is organized as a member-managed limited liability company, with Nuveen Investments, Inc. as its sole managing member.


                       NWQ formerly was an affiliate of Old Mutual (US) Holdings Inc. (and was acquired from its previous parent United Asset Management Corporation). NWQ has provided investment management services to institutions and high net worth individuals since 1982. NWQ managed over $20 billion in assets as of June 30, 2004. Jon D. Bosse, CFA, is the portfolio manager of the fund and has held such position since NWQ Multi-Cap Value Fund's inception. Mr. Bosse is Chief Investment Officer of NWQ and has been a Managing Director of NWQ since 1996.


Section 2  How We Manage Your Money

                       NIAC manages the municipal investments of the Balanced Municipal and Stock Fund. NIAC is responsible for the execution of specific investment strategies and the day-to-day operations of the fund as they relate to the municipal investments. NIAC manages the fund using a team of analysts and portfolio managers that focus on a specific group of funds. Thomas C. Spalding provides daily oversight for and execution of the fund's municipal investment activities. Mr. Spalding has been a vice president of NIAC since 1990 and manager of the fund's municipal investments since 1999. He is also a vice president of Nuveen Advisory Corp, an advisory affiliate of NIAC, and a Chartered Financial Analyst. Mr. Spalding currently manages investments for fourteen Nuveen-sponsored investment companies.






                       For the most recent fiscal year, the funds paid NIAC the following management fees (net of expense reimbursements) as a percentage of average net assets, where applicable:


                 Nuveen NWQ Multi-Cap Value Fund          .85%
                 Nuveen Large-Cap Value Fund              .83%
                 Nuveen Balanced Municipal and Stock Fund .75%
                 Nuveen Balanced Stock and Bond Fund      .75%





                       As approved by the Board of Trustees, a complex-wide fee schedule for all funds managed by NIAC and its affiliates went into effect on August 1, 2004. The new management fee schedule for each fund is composed of two components--a fund-level component, based only on the amount of assets within each individual fund and a complex-level component, based on the aggregate amount of all fund assets managed by NIAC and its affiliates.



                       The annual fund-level fee, payable monthly, for each of the Funds is based upon the average daily net assets of each Fund as follows:



                                   Nuveen                 Nuveen      Nuveen
                                    NWQ       Nuveen     Balanced    Balanced
                                 Multi-Cap  Large-Cap  Municipal and Stock and
  Average Daily Net Assets       Value Fund Value Fund  Stock Fund   Bond Fund
  ------------------------       ---------- ---------- ------------- ---------
  For the first $125 million       .6500%     .6500%       .5500%      .5500%
  For the next $125 million        .6375%     .6375%       .5375%      .5375%
  For the next $250 million        .6250%     .6250%       .5250%      .5250%
  For the next $500 million        .6125%     .6125%       .5125%      .5125%
  For the next $1 billion          .6000%     .6000%       .5000%      .5000%
  For net assets over $2 billion   .5750%     .5750%       .4750%      .4750%



                       The complex-level component is the same for each fund and begins at a maximum rate of 0.20% of each fund's net assets, based upon complex-level assets of $55 billion with breakpoints for assets above that level. (Therefore, the maximum management fee rate for any Nuveen fund is the fund-level component at the relevant breakpoint plus 0.20%.) As of September 30, 2004, complex-level assets were approximately $62 billion and the effective complex-level component for each Nuveen fund was 0.194% of fund net assets.



                       The implementation of this complex-wide fee schedule resulted in a marginal immediate decrease in the rate at which management fees are paid by the funds. As assets in the Nuveen Fund complex grow, the management fee rates to be paid by the funds will decrease further. Under no circumstances will the complex-wide fee schedule result in an increase in the rate at which management fees would be paid by the funds if the complex-wide fee schedule were not implemented.



                       Information regarding the Board of Trustees' approval of investment advisory contracts is currently available in the SAI. However, on or about August 30, 2005, as required by applicable regulations, such information will be available in the funds' annual report dated June 30, 2005.


                                            Section 2  How We Manage Your Money

                                                 [GRAPHIC]

                                   What Types of Securities We
             Invest In

                       Each fund's investment objective may not be changed without shareholder approval. The funds' investment policies may be changed by the Board of Trustees without shareholder approval unless otherwise noted in this prospectus or the Statement of Additional Information.

                       Equity Securities


                       Each fund invests in equity securities. Eligible equity securities include common stocks; preferred stocks; warrants to purchase common stocks or preferred stocks; securities convertible into common or preferred stocks, such as convertible bonds; dollar-denominated securities of foreign companies (limited to 35% of total assets of the NWQ Multi-Cap Value Fund and 25% of net assets for the Large-Cap Value Fund, Balanced Municipal and Stock Fund and Balanced Stock and Bond Fund) and other securities with equity characteristics. Any convertible securities purchased by each fund (other than the NWQ Multi-Cap Value Fund) must be rated investment grade (one of the four highest ratings by Moody's Investors Service, Standard & Poor's, or Fitch Ratings) when purchased.


                       Foreign Securities


                       The funds may invest in a variety of foreign equity securities, denominated in U.S. dollars, including American Depositary Receipts ("ADRs"). ADRs are certificates issued by a U.S. bank that represent a bank's holdings of a stated number of shares of a foreign corporation. An ADR is bought and sold in the same manner as U.S. securities and is priced in U.S. dollars. ADRs carry most of the risks of investing directly in foreign equity securities, including currency risk. All foreign investments involve certain risks in addition to those associated with U.S. investments (see "What the Risks Are--Foreign investment risk").


                       In managing the NWQ Multi-Cap Value Fund, NWQ will select foreign securities according to the same standards it applies to domestic securities.

                       Taxable Bonds

                       The Balanced Stock and Bond Fund invests the fixed income portion of its portfolio in taxable bonds. Eligible taxable bonds are U.S. Treasury and other investment-grade bonds with maturities of one to 15 years. We focus on U.S. Treasury securities but may purchase other bonds from time to time if market conditions warrant. Investment-grade securities are those rated in the four highest categories by Moody's Investors Service, Standard & Poor's or Fitch Ratings when purchased.

                       Municipal Obligations

                       The Balanced Municipal and Stock Fund invests the fixed income portion of its portfolio in municipal bonds. States, local governments and municipalities issue municipal bonds to raise money for various public purposes such as building public facilities, refinancing outstanding obligations and financing general operating expenses. Municipal bonds pay income that is exempt from regular federal income tax but may be subject to the federal alternative minimum tax. A municipality may issue general obligation bonds which are secured by its taxing power, or it may issue revenue bonds that are payable from the revenues of a particular project or a special excise tax.

                       The Balanced Municipal and Stock Fund may purchase municipal bonds that represent lease obligations. These carry special risks because the issuer of the bonds may not be obligated to appropriate money annually to make payments under the lease. In order to reduce this risk, the fund will only purchase these

Section 2  How We Manage Your Money
                       bonds where the issuer has a strong incentive to continue making appropriations until maturity.

                       The Balanced Municipal and Stock Fund will purchase only quality municipal bonds that are either rated investment grade (AAA/Aaa to BBB/Baa) by at least one independent rating agency at the time of purchase or are non-rated but judged to be investment grade by the fund's investment adviser. We will not invest more than 20% of the fund's municipal investments in this type of unrated municipal obligation. These policies can only be changed by shareholder vote.

                       The Balanced Municipal and Stock Fund will invest at least 80% of its municipal assets in investment-grade quality municipal bonds with effective remaining maturities of no more than 15 years. This policy will not limit the stated or nominal maturities of the municipal bonds in which the fund invests. The effective remaining maturity of a municipal bond may be shorter than its stated maturity for a variety of reasons, including the bond's call features, its stated or expected payment schedule or other terms or conditions that may cause the bond to have the risk of price fluctuations of an otherwise comparable but shorter-term bond.

                       Short-Term Investments

                       The funds may invest in short-term investments including U.S. government securities, quality commercial paper or similar fixed-income securities with remaining maturities of one year or less. The Balanced Municipal and Stock
                       Fund intends to invest in taxable short-term investments only in the event that suitable tax-exempt short-term investments are not available at reasonable prices and yields. For more information on eligible short-term investments, see the Statement of Additional Information.

                       Delayed Delivery Transactions

                       The funds may buy or sell securities on a when-issued or delayed-delivery basis, paying for or taking delivery of the securities at a later date, normally within 15 to 45 days of the trade. These transactions involve an element of risk because the value of the security to be purchased may decline to a level below its purchase price before the settlement date.


                                                 [GRAPHIC]

                                         How We Select Investments

                       We adhere to disciplined, value-driven investment strategies whose aim is to achieve each fund's investment objective. We emphasize securities carefully chosen through in-depth research and follow those securities closely over time to assess whether they continue to meet our purchase rationale.

                       Equity Securities

                       Institutional Capital selects for the Large-Cap Value Fund, Balanced Municipal and Stock Fund and Balanced Stock and Bond Fund stocks from a universe of approximately 450 large and midsize companies with at least $500 million in market capitalization. Proprietary quantitative valuation models determine which of these stocks currently appear to be selling for less than their intrinsic worth. Based on a qualitative assessment of each company's prospects, Institutional Capital then looks for a catalyst that Institutional Capital believes will unlock the stock's unrecognized value. A catalyst may be as simple as a management change or as complex as a fundamentally improved industry outlook. Institutional Capital generally buys only 40 to 50 stocks which it believes have at least 15% price appreciation potential over the next 18 months for the equity portion of each of such funds' investment portfolio.

                                            Section 2  How We Manage Your Money

                       NWQ selects equity securities for the NWQ Multi-Cap Value Fund through bottom up fundamental research focusing on both fundamental valuation and qualitative measures. NWQ looks for undervalued companies where a catalyst exists to recognize value or improve a company's profitability. A catalyst may include a management change, industry consolidation, a company restructuring or a turn in a company's fundamentals. The investment process seeks to add value through active management and through research aimed at selecting companies that possess opportunities underappreciated or misperceived by the market. NWQ applies a sell discipline emphasizing elimination or reduction of positions that no longer possess favorable risk/reward characteristics, attractive valuations or catalysts. NWQ maintains a long-term investment approach and a focus on securities it believes can appreciate over an extended time, regardless of interim fluctuations.

                       Value companies may have experienced adverse business developments or may be subject to special risks that cause their securities to be out of favor, may never reach what we believe are their full value or may go down in price.

                       Taxable Fixed-Income Securities

                       Institutional Capital selects taxable fixed-income securities for the Balanced Stock and Bond Fund based on its general outlook for the fixed-income markets as well as a detailed analysis of expected yield curve changes. Institutional Capital uses proprietary quantitative models and qualitative assessments of top-down economic and market factors to develop an outlook on interest rates. Institutional Capital then analyzes the current shape of the yield curve as well as expected changes under different scenarios. Institutional Capital selects the specific mix of maturities that offer the best balance of current income and capital preservation potential in light of current and expected market conditions.

                       Municipal Obligations for the Balanced Municipal and Stock Fund

                       NIAC selects municipal bonds for the Balanced Municipal and Stock Fund based upon its assessment of a bond's relative value in terms of current yield, price, credit quality and future prospects. NIAC is supported by Nuveen's team of specialized research analysts who review municipal securities available for purchase, monitor the continued creditworthiness of the fund's municipal investments, and analyze economic, political and demographic trends affecting the municipal markets. We utilize these resources to identify municipal bonds with favorable characteristics we believe are not yet recognized by the market. We then select those higher-yielding and undervalued municipal bonds that we believe represent the most attractive values.

                       Portfolio Turnover


                       A fund buys and sells portfolio securities in the normal course of its investment activities. The proportion of a fund's investment portfolio that is sold and replaced during a year is known as the fund's portfolio turnover rate. The funds (other than the NWQ Multi-Cap Value
                       Fund) anticipate that they may engage in active trading in equity securities. The equity portfolio turnover rate for the Large-Cap Value Fund, Balanced Municipal and Stock Fund and Balanced Stock and Bond Fund will generally be between 100% and 150%. The portfolio turnover rate for the NWQ Multi-Cap Value Fund will generally be between 30% and 75%. The Balanced Municipal and Stock Fund expects annual municipal portfolio turnover to be significantly less than 75%. The Balanced Stock and Bond Fund anticipates that its annual bond portfolio turnover rate will generally not exceed 75%. A turnover rate of 100% would occur, for example, if the fund sold and replaced securities valued at 100% of its net assets within one year. Active trading would result in the payment by the fund of increased brokerage costs and could result in the payment by


Section 2  How We Manage Your Money
                       shareholders of increased taxes on realized investment gains. Accordingly, active trading may adversely affect the funds' performance.



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                                            What the Risks Are

                       Risk is inherent in all investing. Investing in a mutual fund--even the most conservative--involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. In addition, the funds' value-oriented investment style may not be successful in realizing the funds' investment objectives. Therefore, before investing you should consider carefully the following risks that you assume when you invest in these funds. Because of these and other risks, you should consider an investment in these funds to be a long-term investment.


                       Equity market risk: As mutual funds investing all or a portion of their assets in stocks, the funds are subject to equity market risk. Equity market risk is the risk that a particular stock, a fund, an industry, or stocks in general may fall in value. The value of your investment in a fund will go up and down with the prices of the securities in which the fund invests. The prices of stocks change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, management decisions, decreased demand for an issuer's products or services, increased production costs, general economic conditions, interest rates, currency exchange rates, investor perceptions and market liquidity.



                       Foreign investment risk: Equity securities of foreign issuers (which are limited to 25% of net assets for the Large-Cap Value Fund, Balanced Municipal and Stock Fund and Balanced Stock and Bond Fund and 35% of total assets for the NWQ Multi-Cap Value Fund) present risks beyond those of domestic securities. The prices of foreign securities can be more volatile than U.S. stocks due to such factors as political, social and economic developments abroad, the differences between the regulations to which U.S. and foreign issuers and markets are subject, the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability. Other risks include the following:


                        . Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

                        . Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

                        . Foreign markets may be less liquid and more volatile than U.S. markets.

                        . Foreign securities often trade in currencies other than the U.S. dollar. Changes in currency exchange rates may affect a fund's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of a fund to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in a fund's foreign currency holdings.


                       Small and medium sized company risk: Small and medium sized company equity securities generally involve greater risk and price volatility than larger, more established companies because they tend to have younger and more


                                            Section 2  How We Manage Your Money
                       limited product lines, markets and financial resources and may be dependent on a smaller management group than large capitalization companies. As a result, certain securities may be difficult or impossible to sell at the time and the price that the fund would like. A fund may have to lower the price, sell other securities instead or forego an investment opportunity. Any of these could have a negative effect on fund management or performance.



                       Interest rate risk: Because the Balanced Municipal and Stock Fund and Balanced Stock and Bond Fund also invest in bonds and the funds may invest in convertible securities, the funds are subject to interest rate risk. Interest rate risk is the risk that the value of a fund's portfolio will decline because of rising market interest rates (bond prices move in the opposite direction of interest rates). The longer the average maturity (duration) of a fund's portfolio, the greater its interest rate risk.



                       Income risk: The Balanced Municipal and Stock Fund's and Balanced Stock and Bond Fund's investment in bonds, and the funds' potential investment in convertible securities, exposes the funds to income risk. Income risk is the risk that the income from the funds will decline because of falling market interest rates. This can result when the funds invest the proceeds from new share sales, or from matured or called bonds, at market interest rates that are below a portfolio's current earnings rate.



                       Credit risk: The Balanced Municipal and Stock Fund's and Balanced Stock and Bond Fund's investment in bonds, and the funds' potential investment in convertible securities, also exposes the funds to credit risk. Credit risk is the risk that an issuer of a bond is unable to meet its obligation to make interest and principal payments when due as a result of changing financial or market conditions. Generally, lower rated bonds provide higher current income but are considered to carry greater credit risk than higher rated bonds.


                       Inflation risk: Like all mutual funds, the funds are subject to inflation risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of a fund's assets can decline as can the value of a fund's distributions.

                       Correlation risk: Although the prices of equity and fixed-income securities often rise and fall at different times so that a fall in the price of one is offset by a rise in the price of the other, in a down market the prices of these securities can also fall in tandem. Because the Balanced Municipal and Stock Fund and Balanced Stock and Bond Fund invest in stocks and bonds, they are subject to correlation risk.

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                                            How We Manage Risk

                       Time-tested risk management strategies including broad portfolio diversification and a sell discipline are utilized to help protect your capital during periods of market uncertainty or weakness. The Balanced Municipal and Stock Fund and Balanced Stock and Bond Fund also invest in quality bonds whose steady income and relative price stability can help reduce volatility and stabilize returns in down markets. While these strategies are utilized to control or reduce risk, there is no assurance that they will succeed.

                       Portfolio Allocation Targets and Ranges

                       The Large-Cap Value Fund, Balanced Municipal and Stock Fund and Balanced Stock and Bond Fund follow a disciplined asset allocation methodology that keeps your portfolio mix within a defined range over time as market

Section 2  How We Manage Your Money
                       conditions change. The funds have established the following allocation targets and operating ranges for each asset class:

                                             Nuveen        Nuveen
                               Nuveen       Balanced      Balanced
                             Large-Cap    Municipal and   Stock and
                             Value Fund    Stock Fund     Bond Fund
                           -------------- ------------- -------------
                           Target  Range  Target Range  Target Range
          -----------------------------------------------------------
          Stocks            90%   65-100%  35%   30-50%  55%   40-70%
          Bonds              --        --  60%   50-70%  40%   25-55%
          Cash Equivalents  10%     0-35%   5%    0-10%   5%    0-20%

                       A fund's Board of Trustees may change the target investment mix and operating ranges for each asset class without shareholder approval. The Balanced Municipal and Stock Fund will not set the minimum allowable allocation for municipal bonds below 50%.

                       The Large-Cap Value Fund's, Balanced Municipal and Stock Fund's and Balanced Stock and Bond Fund's approach to equity investing may provide a measure of protection in adverse markets. The funds focus on stocks primarily of established, well-known companies which generally have been better positioned to weather adverse markets than smaller, less established companies. The funds purchase stocks with low valuations, measured by their relative price-to-earnings ratio. The prices of these types of stocks have often fallen less than more fully valued stocks during market downturns. In addition, the Large-Cap Value Fund frequently invests a small portion of its portfolio in cash equivalents which can provide a measure of added stability during adverse market conditions. For the Balanced Municipal and Stock Fund and Balanced Stock and Bond Fund, the funds' allocation to bonds and cash equivalents can also provide a measure of added stability during adverse market conditions.

                       NWQ Multi-Cap Value Fund

                       The NWQ Multi-Cap Value Fund's investment philosophy and process stress the importance of attractive risk/reward characteristics, solid balance sheets and cash flow strength, providing a measure of protection in adverse markets. The NWQ Multi-Cap Value Fund generally purchases undervalued stocks with attractive risk/reward characteristics. The prices of these types of stocks frequently decline less than more fully valued stocks during market downturns. In addition, the NWQ Multi-Cap Value Fund's policy of only purchasing foreign securities that are dollar denominated potentially reduces the risks associated with foreign investment.

                       Investment Limitations


                       Each fund has adopted certain investment limitations (based on a percentage of total assets) that cannot be changed without shareholder approval and that are designed to limit your investment risk and maintain portfolio diversification. Each fund may not have more than:


                        . 5% in securities of any one issuer, or 10% of the voting securities of that issuer (except for U.S. government securities or for 25% of the fund's total assets);

                        . 25% in any one industry (except U.S. government securities and, in the case of the Balanced Municipal and Stock Fund, municipal securities backed by governmental users).

                       Please see the Statement of Additional Information for a more detailed discussion of investment limitations.

                                            Section 2  How We Manage Your Money

                       Hedging and Other Defensive Investment Strategies

                       Each fund may invest up to 100% of its assets in cash, cash equivalents and short-term investments as a temporary defensive measure in response to adverse market conditions, or to keep cash on hand fully invested. During these periods, the proportion of a fund's assets invested in an asset category (if applicable) may fall outside its allowable range, and the fund may not achieve its investment objective.

                       Although these are not principal investment strategies, we may use various investment techniques designed to hedge against changes in the values of securities a fund owns or expects to purchase, to reduce transaction costs, to manage cash flows, to maintain full market exposure (which means to adjust the characteristics of its investments to more closely approximate those of its benchmark), to enhance returns, to limit the risk of price fluctuations, to preserve capital or to hedge against interest rate changes.

                       These hedging strategies include using derivatives, such as financial futures contracts, options on financial futures, or stock index options. The NWQ Multi-Cap Value Fund may also use forward foreign currency contracts, futures, over-the-counter options and swaps. These strategies may reduce fund returns and will benefit a fund largely to the extent we are able to use them successfully. However, a fund could lose money on futures transactions or an option can expire worthless.

Section 2  How We Manage Your Money

Section 3  How You Can Buy and Sell Shares

                       We offer four classes of fund shares, each with a different combination of sales charges, fees, eligibility requirements and other features. Your financial advisor can help you determine which class is best for you. We offer a number of features for your convenience. Please see the Statement of Additional Information for further details.


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                                       What Share Classes We Offer

                       Class A Shares

                       You can buy Class A shares at the offering price, which is the net asset value per share plus an up-front sales charge. You may qualify for a reduced sales charge, or the sales charge may be waived, as described in "How to Reduce Your Sales Charge." Class A shares are also subject to an annual service fee of .25% of your fund's average daily net assets that compensates your financial advisor for providing ongoing service to you. Nuveen Investments, LLC ("Nuveen"), a wholly-owned subsidiary of Nuveen Investments, Inc., and the distributor of the funds, retains the up-front sales charge and the service fee on accounts with no authorized dealer of record. The up-front Class A sales charge for the funds is as follows:


                                                                                 Authorized Dealer
                                    Sales Charge as % of  Sales Charge as % of  Commission as % of
 Amount of Purchase                 Public Offering Price Net Amount Invested  Public Offering Price
 Less than $50,000                          5.75%                6.10%                 5.00%
 $50,000 but less than $100,000             4.50                 4.71                  4.00
 $100,000 but less than $250,000            3.75                 3.90                  3.25
 $250,000 but less than $500,000            2.75                 2.83                  2.50
 $500,000 but less than $1,000,000          2.00                 2.04                  1.75
 $1,000,000 and over                        --/1/                --                    --/1/

                    /1/ You can buy $1 million or more of Class A shares at net asset value without an up-front sales charge. Nuveen pays authorized dealers a commission equal to 1% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of any amount over $5 million. Unless the authorized dealer waived the commission, you may be assessed a contingent deferred sales charge ("CDSC") of 1% if you redeem any of your shares within 18 months of purchase. The CDSC is calculated on the lower of your purchase price or your redemption proceeds. You do not pay a CDSC on any Class A shares you purchase by reinvesting dividends.

                       Class B Shares


                       You can buy Class B shares at the offering price, which is the net asset value per share without any up-front sales charge so that the full amount of your purchase is invested in the fund. However, you will pay annual distribution and service fees of 1% of your fund's average daily net assets. The annual .25% service fee compensates your financial advisor for providing ongoing service to you. The annual .75% distribution fee compensates Nuveen for paying your financial advisor a 4% up-front sales commission, which includes an advance of the first year's service fee. Nuveen retains the service and distribution fees on accounts with no authorized dealer of record. If you redeem your shares within six years of purchase, you will normally pay a CDSC as shown in the schedule below. The CDSC is based on your purchase or redemption price, whichever is lower. You do not pay a CDSC on any Class B shares you purchase by reinvesting dividends.


                                     Section 3  How You Can Buy and Sell Shares

                       Class B shares automatically convert to Class A shares eight years after you buy them so that the distribution fees you pay over the life of your investment are limited. You will continue to pay an annual service fee on any converted Class B shares.

              Years Since Purchase 0-1 1-2 2-3 3-4 4-5 5-6 Over 6
              CDSC                  5%  4%  4%  3%  2%  1%   None

                       The funds have established a limit to the amount of Class B shares that may be purchased by an individual investor at any one time. See the Statement of Additional Information for more information.

                       Class C Shares

                       You can buy Class C shares at the offering price, which is the net asset value per share without any up-front sales charge so that the full amount of your purchase is invested in the fund. However, you will pay annual distribution and service fees of 1% of your fund's average daily net assets. The annual .25% service fee compensates your financial advisor for providing ongoing service to you. The annual .75% distribution fee compensates Nuveen for paying your financial advisor an ongoing sales commission. Nuveen advances the first year's service and distribution fees. Nuveen retains the service and distribution fees on accounts with no authorized dealer of record. If you sell your shares within 12 months of purchase, you will normally pay a 1% CDSC based on your purchase or sale price, whichever is lower. You do not pay a CDSC on any Class C shares you purchase by reinvesting dividends.


                       The funds have established a limit to the amount of Class C shares that may be purchased by an individual investor at any one time. See the Statement of Additional Information for more information.


                       Class R Shares


                       You may purchase Class R shares only under limited circumstances, at the offering price, which is the net asset value on the day of purchase. In order to qualify, you must be eligible under one of the programs described in "How to Reduce Your Sales Charge" (below) or meet certain other purchase size criteria. If you held shares of the PBHG Special Equity Fund on December 5, 2002, you are eligible to purchase Class R shares of the NWQ Multi-Cap Value Fund. Class R shares are not subject to sales charges or ongoing service or distribution fees. Class R shares have lower ongoing expenses than the other classes.



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             How to Reduce Your Sales Charge

                       We offer a number of ways to reduce or eliminate the up-front sales charge on Class A shares or to qualify to purchase Class R shares.




                       Class A Sales Charge Reductions



                        . Rights of Accumulation. In calculating the appropriate sales charge on a purchase of Class A shares of any fund, you may be able to add the amount of your purchase to the value that day of all of your prior purchases of any Nuveen Mutual Fund on which an up-front sales charge or ongoing distribution fee is imposed or is normally imposed.



                        . Letter of Intent. Subject to certain requirements, you may purchase Class A shares of any fund at the sales charge rate applicable to the total amount of the purchases you intend to make over a 13-month period.



                        . Group Purchase. If you are a member of a qualified group, you may purchase Class A shares of any Nuveen Mutual Fund at the reduced sales charge applicable to the group's aggregate purchases.


Section 3  How You Can Buy and Sell Shares

                       For purposes of calculating the appropriate sales charge as described under Rights of Accumulation and Letter of Intent above, you may include purchases by (i) you, (ii) your spouse (or equivalent if recognized under local law) and children under 21 years of age; (iii) a corporation, partnership or sole proprietorship that is 100% owned by any of the persons in (i) or (ii). In addition, a trustee or other fiduciary can count all shares purchased for a single trust, estate or other single fiduciary account that has multiple accounts (including one or more employee benefit plans of the same employer).



                       Class A Sales Charge Waivers



                       Class A shares of a fund may be purchased at net asset value without a sales charge as follows:



                        . Purchases of $1,000,000 or more. You can buy $1 million or more of Class A shares at net asset value.



                        . Reinvestment of Nuveen Defined Portfolio and Nuveen Mutual Fund Distributions. You may purchase Class A shares at net asset value with monies representing the reinvestment of distributions from Nuveen Mutual Funds and Nuveen Defined Portfolios.



                        . Eligible Employee-Sponsored Qualified Defined Contribution Retirement Plans. Certain eligible plans may purchase Class A shares at net asset value. Eligible plans are those with at least 25 employees that either make an initial purchase of $500,000 of shares of Nuveen Mutual Funds or execute a Letter of Intent to do so.



                        . Certain Employees and Affiliates of Nuveen. Officers, trustees, and former trustees of the Nuveen Funds, as well as bona fide full-time and retired employees of Nuveen, any parent company of Nuveen, and subsidiaries thereof, and such employees' immediate family members (as defined in the Statement of Additional Information), may purchase Class A shares at net asset value.



                        . Authorized Dealer Personnel. Any person who, for at least 90 days, has been an officer, director, or bona fide employee of any authorized dealer or any such person's immediate family member, may purchase Class A shares at net asset value.



                        . Certain Trust Departments. Bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial, or similar capacity may purchase Class A shares at net asset value.



                        . Additional Categories of Investors. The following investors may purchase Class A shares at net asset value: (1) investors purchasing on a periodic fee, asset-based fee, or no transaction fee basis through a broker-dealer sponsored mutual fund purchase program; and (2) clients of investment advisers, financial planners, or other financial intermediaries that charge periodic or asset-based fees for their services.



                        . Reinvestment of Redemption Proceeds. You may purchase Class A shares at net asset value when reinvesting certain redemption proceeds of unaffiliated funds subject to liquidation or merger.



                       Class R Eligibility



                       Class R shares are available for (i) purchases of $10 million or more, (ii) purchases using dividends and capital gains distributions on Class R shares, and (iii) purchase by the following categories of investors:



                        . Certain Trustees, Directors, Employees, and Affiliates of Nuveen.


                                     Section 3  How You Can Buy and Sell Shares

                        .  Certain Authorized Dealer Personnel.



                        .  Certain Bank or Broker-Affiliated Trust Departments.



                        . Certain Additional Categories of Investors, including qualifying clients of investment advisers, financial planners, or other financial intermediaries that charge periodic or asset-based fees for their services.



                       Please refer to the Statement of Additional Information for more information about Class A and Class R shares including more detailed program descriptions and eligibility requirements. The Statement of Additional Information is available free of charge by calling (800) 257-8787 or by visiting Nuveen's Website at www.nuveen.com/mutual_funds/mf web/mutual_fund_e_reports.
                       asp, where you will also find the
                       information included in this prospectus.



                       Additional information is also available from your financial advisor, who can also help you prepare any necessary application forms. In order to obtain a breakpoint discount, it may be necessary at the time of purchase for you to inform the funds or your financial advisor of the existence of other accounts in which there are holdings eligible to be aggregated to meet sales load breakpoints. You may need to provide the funds or your financial advisor information or records, such as account statements, in order to verify your eligibility for a breakpoint discount. This may include account statements of family members and information regarding Nuveen Fund shares held in accounts with other financial advisors. You or your financial advisor must notify Nuveen at the time of each purchase if you are eligible for any of these programs. The funds may modify or discontinue these programs at any time.



                                                 [GRAPHIC]

                                             How To Buy Shares


                       Fund shares may be purchased on any business day, which is any day the New York Stock Exchange (the "NYSE") is open for business. Generally, the NYSE is closed on weekends and national holidays. The share price you pay depends on when Nuveen receives your order. Orders received before the close of trading on a business day (normally 4 p.m. New York time) will receive that day's closing share price, otherwise you will receive the next business day's price.


                       Through a Financial Advisor

                       You may buy shares through your financial advisor, who can handle all the details for you, including opening a new account. Financial advisors can also help you review your financial needs and formulate long-term investment goals and objectives. In addition, financial advisors generally can help you develop a customized financial plan, select investments and monitor and review your portfolio on an ongoing basis to help assure your investments continue to meet your needs as circumstances change. Financial advisors (including brokers or agents) are paid for providing ongoing investment advice and services, either from fund sales charges and fees or by charging you a separate fee in lieu of a sales charge. If you do not have a financial advisor, call (800) 257-8787 and Nuveen can refer you to one in your area.


                       Financial advisors or their dealer firms may charge their customers a processing or service fee in connection with the purchase or redemption of fund shares. The amount and applicability of such a fee is determined and disclosed to customers by each individual dealer. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in this prospectus and the Statement of Additional Information. Your dealer will provide you with specific information about any processing or service fees you will be charged.


Section 3  How You Can Buy and Sell Shares

                       By Mail

                       You may open an account and buy shares by mail by completing the enclosed application and mailing it along with your check to: Nuveen Investor Services, P.O. Box 8530, Boston, Massachusetts 02266-8530. No third party checks will be accepted.

                       On-line

                       Existing shareholders may process certain account transactions on-line. You may purchase additional shares or exchange shares between existing, identically registered accounts. You can continue to look up your account balance, history and dividend information, as well as order duplicate account statements and tax forms from our website. To access your account, follow the links on www.nuveen.com to account access and choose mutual funds. The system will walk you through the log-in process.

                       Existing shareholders may also process these same mutual fund transactions via our automated information line. Simply call (800) 257-8787, press 1 for mutual funds and the voice menu will walk you through the process.

                       Investment Minimums

                       The minimum initial investment is $3,000 ($1,000 for a Traditional/Roth IRA account; $500 for an Education IRA account; $50 through systematic investment plan accounts) and may be lower for accounts opened through certain fee-based programs. Subsequent investments must be in amounts of $50 or more. The funds reserve the right to reject purchase orders and to waive or increase the minimum investment requirements.


                                                 [GRAPHIC]

                                           Systematic Investing

                       Systematic investing allows you to make regular investments through automatic deductions from your bank account, directly from your paycheck or from exchanging shares from another mutual fund account (simply complete the appropriate application). The minimum automatic deduction is $50 per month. There is no charge to participate in each fund's systematic investment plan. To take advantage of this investment opportunity, simply complete the appropriate section of the account application form or submit an Account Update Form. You can stop the deductions at any time by notifying your fund in writing.

                       From Your Bank Account

                       You can make systematic investments of $50 or more per month by authorizing us to draw preauthorized checks on your bank account.

                       From Your Paycheck

                       With your employer's consent, you can make systematic investments of $25 or more per pay period (meeting the monthly minimum of $50) by authorizing your employer to deduct monies from your paycheck.

                       Systematic Exchanging


                       You can make systematic investments by authorizing Nuveen to exchange shares from one Nuveen Mutual Fund account into another identically registered Nuveen account of the same share class.





                       Benefits of Systematic Investing



                       One of the benefits of systematic investing is dollar cost averaging. Because you regularly invest a fixed amount of money over a period of years regardless of the share price, you buy more shares when the price is low and fewer shares when the price is high. As a result, the average share price you pay


                                     Section 3  How You Can Buy and Sell Shares
                       should be less than the average share price of fund shares over the same period. To be effective, dollar cost averaging requires that you invest over a long period of time and does not assure that you will profit.



                       The chart below illustrates the benefits of systematic investing based on a $3,000 initial investment and subsequent monthly investments of $100 over 20 years. The example assumes you earn a return of 4%, 5% or 6% annually on your investment and that you reinvest all dividends. These annual returns do not reflect past or projected fund performance.



                       [Chart showing effects of
                       systematic investing and dividend reinvestment]

                       Systematic Investing Graph


                                                 [GRAPHIC]

                                           Systematic Withdrawal

                       If the value of your fund account is at least $10,000, you may request to have $50 or more withdrawn automatically from your account. You may elect to receive payments monthly, quarterly, semi-annually or annually, and may choose to receive a check, have the monies transferred directly into your bank account (see "Special Services--Fund Direct" below), paid to a third party or sent payable to you at an address other than your address of record. You must complete the appropriate section of the account application or Account Update Form to participate in a fund's systematic withdrawal plan.

                       You should not establish systematic withdrawals if you intend to make concurrent purchases of Class A, B or C shares because you may unnecessarily pay a sales charge or CDSC on these purchases.


                                                 [GRAPHIC]

                                             Special Services

                       To help make your investing with us easy and efficient, we offer you the following services at no extra cost.

                       Exchanging Shares


                       You may exchange fund shares into an identically registered account for the same class of another Nuveen Mutual Fund available in your state. Your exchange must meet the minimum purchase requirements of the fund into which you are exchanging. You may have to pay a sales charge when exchanging shares that you purchased without a sales charge for shares that are sold with a sales charge. Please consult the Statement of Additional Information for details.


Section 3  How You Can Buy and Sell Shares

                       The funds may change or cancel their exchange policy at any time upon 60 days' notice. Each fund reserves the right to revise or suspend the exchange privilege, limit the amount or number of exchanges, or reject any exchange. See "Frequent Trading" below. Because an exchange is treated for tax purposes as a purchase and sale, and any gain may be subject to tax, you should consult your tax advisor about the tax consequences of exchanging your shares.


                       Fund Direct/SM/

                       The Fund Direct Program allows you to link your fund account to your bank account, transfer money electronically between these accounts and perform a variety of account transactions, including purchasing shares by telephone and investing through a systematic investment plan. You may also have dividends, distributions, redemption payments or systematic withdrawal plan payments sent directly to your bank account. Your financial advisor can help you complete the forms for these services, or you can call Nuveen at
                       (800) 257-8787 for copies of the necessary forms.

                       Reinstatement Privilege

                       If you redeem fund shares, you may reinvest all or part of your redemption proceeds up to one year later without incurring any additional charges. You may only reinvest into the same share class you redeemed. If you paid a CDSC, we will refund your CDSC and reinstate your holding period. You may use this reinstatement privilege only once for any redemption.


                                                 [GRAPHIC]

                                            How to Sell Shares

                       You may sell (redeem) your shares on any business day. You will receive the share price next determined after Nuveen has received your properly completed redemption request. Your redemption request must be received before the close of trading for you to receive that day's price. If you are selling shares purchased recently with a check, you will not receive your redemption proceeds until your check has cleared. This may take up to ten business days from your purchase date. You may be assessed a CDSC, if applicable. When you redeem Class A, Class B, or Class C shares subject to a CDSC, each fund will first redeem any shares that are not subject to a CDSC, and then redeem the shares you have owned for the longest period of time, unless you ask the fund to redeem your shares in a different order. No CDSC is imposed on shares you buy through the reinvestment of dividends and capital gains. The holding period is calculated on a monthly basis and begins on the date of purchase. When you redeem shares subject to a CDSC, the CDSC is calculated on the lower of your purchase price or redemption proceeds, deducted from your redemption proceeds, and paid to Nuveen. The CDSC may be waived under certain special circumstances as described in the Statement of Additional Information.

                       Through Your Financial Advisor

                       You may sell your shares through your financial advisor who can prepare the necessary documentation. Your financial advisor may charge for this service.

                                     Section 3  How You Can Buy and Sell Shares

                       By Telephone


                       If you have authorized telephone redemption privileges, you can redeem your shares by calling (800) 257-8787. Telephone redemptions are not available if you own shares in certificate form and, with respect to redemptions where the proceeds are payable by check, may not exceed $50,000. Checks will only be issued to you as the shareholder of record and mailed to your address of record. If you have established Fund Direct privileges, you may have redemption proceeds transferred electronically to your bank account. We will normally mail your check the next business day.


                       By Mail

                       You can sell your shares at any time by sending a written request to the appropriate fund, c/o Nuveen Investor Services, P.O. Box 8530, Boston, Massachusetts 02266-8530. Your request must include the following information:

                        .  The fund's name;

                        .  Your name and account number;

                        .  The dollar or share amount you wish to redeem;

                        . The signature of each owner exactly as it appears on the account;

                        . The name of the person to whom you want your redemption proceeds paid (if other than to the shareholder of record);

                        . The address where you want your redemption proceeds sent (if other than the address of record);

                        .  Any certificates you have for the shares; and

                        .  Any required signature guarantees.

                       We will normally mail your check the next business day, but in no event more than seven days after we receive your request. If you purchased your shares by check, your redemption proceeds will not be mailed until your check has cleared. Guaranteed signatures are required if you are redeeming more than $50,000, you want the check payable to someone other than the shareholder of record or you want the check sent to another address (or the address of record has been changed within the last 30 days). Signature guarantees must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that a fund otherwise approves. A notary public cannot provide a signature guarantee.

                       On-line

                       You may redeem shares or exchange shares between existing, identically registered accounts on-line. To access your account, follow the links on www.nuveen.com to account access and choose mutual funds. The system will walk you through the log-in process.

                       You may also redeem or exchange shares via our automated information line. Simply call (800) 257-8787, press 1 for mutual funds and the voice menu will walk you through the process.




                       Redemptions In-Kind

                       The funds generally pay redemption proceeds in cash. Under unusual conditions that make cash payment unwise and for the protection of existing shareholders, the funds may pay all or a portion of your redemption proceeds in securities or other fund assets. Although it is unlikely that your shares would be redeemed in-kind, you would probably have to pay brokerage costs to sell the securities distributed to you, as well as taxes on any capital gains from that sale.

                                    [GRAPHIC]

                                Attention Symbol

An Important Note About Telephone Transactions

Although Nuveen Investor Services has certain safeguards and procedures to confirm the identity of callers, it will not be liable for losses resulting from following telephone instructions it reasonably believes to be genuine. Also, you should verify your trade confirmations immediately upon receipt.



                                    [GRAPHIC]

                                Attention Symbol

An Important Note About Involuntary Redemption

From time to time, the funds may establish minimum account size requirements. The funds reserve the right to liquidate your account upon 30 days' written notice if the value of your account falls below an established minimum. The funds have set a minimum balance of $1000 unless you have an active Nuveen Defined Portfolio reinvestment account. You will not be assessed a CDSC on an involuntary redemption.

Section 3  How You Can Buy and Sell Shares

Section 4  General Information

                       To help you understand the tax implications of investing in the funds, this section includes important details about how the funds make distributions to shareholders. We discuss some other fund policies, as well.


                                                 [GRAPHIC]

                                    Dividends, Distributions and
             Taxes

                       Payment and Reinvestment Options


                       The funds automatically reinvest your dividends in additional fund shares unless you request otherwise. You may request to have your dividends paid to you by check, deposited directly into your bank account, paid to a third party, sent to an address other than your address of record or reinvested in shares of another Nuveen Mutual Fund. For further information, contact your financial advisor or call Nuveen at (800) 257-8787.


                       Foreign Income Tax Considerations

                       Investment income that the funds receive from their foreign investments may be subject to foreign income taxes, which generally will reduce fund distributions. However, the U.S. has entered into tax treaties with many foreign countries that may entitle you to certain tax benefits.

                       Taxes and Tax Reporting

                       The funds will make distributions that may be taxed as ordinary income or capital gains (which may be taxable at different rates, depending on the length of time a fund holds its assets). Dividends from a fund's long-term capital gains are taxable as capital gains, while dividends from short-term capital gains and net investment income are generally taxable as ordinary income. However, certain ordinary income distributions received from a fund that are determined to be qualified dividend income may be taxed at tax rates equal to those applicable to capital gains. Because the Balanced Municipal and Stock Fund invests in municipal bonds, certain dividends you receive may be exempt from regular federal income tax. All or a portion of these dividends, however, may be subject to state and local taxes or to the federal alternative minimum tax (AMT). The tax you pay on a given capital gains distribution depends generally on how long the fund has held the portfolio securities it sold. It does not depend on how long you have owned your fund shares. Dividends generally do not qualify for a dividends received deduction if you are a corporate shareholder.


                       Early in each year, you will receive a statement detailing the amount and nature of all dividends, including the amount of any dividends exempt from regular federal income taxation, that you were paid during the prior year. If you hold your investment at the firm where you purchased your fund shares, you will receive the statement from that firm. If you hold your shares directly with the fund, Nuveen will send you the statement. The tax status of your dividends is the same whether you reinvest your dividends or elect to receive them in cash. The sale of shares in your account may produce a gain or loss, and is a taxable event. For tax purposes, an exchange is generally the same as a sale.

                       Please note that if you do not furnish your fund with your correct Social Security number or employer identification number, federal law requires the fund to withhold federal income tax from your distributions and redemption proceeds at the then current rate.

                       Please consult the Statement of Additional Information and your tax advisor for more information about taxes.

                                                 Section 4  General Information

                       Buying or Selling Shares Close to a Record Date

                       Buying fund shares shortly before the record date for a taxable dividend is commonly known as "buying the dividend." The entire dividend may be taxable to you even though a portion of the dividend effectively represents a return of your purchase price. Similarly, if you sell or exchange fund shares shortly before the record date for a tax-exempt dividend, a portion of the price you receive may be treated as a taxable capital gain even though it reflects tax-free income earned but not yet distributed by the fund.

                       Distribution Schedule


                                         Tax-Free Dividends Taxable Dividends Capital Gains
-------------------------------------------------------------------------------------------
Nuveen NWQ Multi-Cap Value Fund               None              Annually        Annually
Nuveen Large-Cap Value Fund                   None              Annually        Annually
Nuveen Balanced Municipal and Stock Fund      Monthly           Annually        Annually
Nuveen Balanced Stock and Bond Fund           None              Quarterly       Annually



                                                 [GRAPHIC]

                                      Distribution and Service
             Plans


                       Nuveen serves as the selling agent and distributor of the funds' shares. In this capacity, Nuveen manages the offering of the funds' shares and is responsible for all sales and promotional activities. In order to reimburse Nuveen for its costs in connection with these activities, including compensation paid to authorized dealers, each fund has adopted a distribution and service plan in accordance with Rule 12b-1 under the Investment Company Act of 1940. (See "What Share Classes We Offer" for a description of the distribution and service fees paid under this plan.)


                       Nuveen receives the distribution fee for Class B and Class C shares primarily for providing compensation to authorized dealers, including Nuveen, in connection with the distribution of shares. Nuveen uses the service fee for Class A, Class B, and Class C shares to compensate authorized dealers, including Nuveen, for providing ongoing account services to shareholders. These services may include establishing and maintaining shareholder accounts, answering shareholder inquiries, and providing other personal services to shareholders. These fees also compensate Nuveen for other expenses, including printing and distributing prospectuses to persons other than shareholders, and preparing, printing, and distributing advertising and sales literature and reports to shareholders used in connection with the sale of shares. Because these fees are paid out of a fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


                       In addition to the sales commissions and certain payments related to 12b-1 distribution and service fees paid by Nuveen to authorized dealers as previously described, Nuveen may from time to time make additional payments, out of its own resources, to certain authorized dealers that sell shares of Nuveen Mutual Funds in order to promote the sales and retention of fund shares by those firms and their customers. The amounts of these payments vary by authorized dealer firm and, with respect to a given firm, are typically calculated by reference to the amount of the firm's recent gross sales of Nuveen Mutual Fund shares and/or total assets of Nuveen Mutual Funds held by the firm's customers. The level of payments that Nuveen is willing to provide to a particular authorized dealer firm may be affected by, among other factors, the firm's total assets held in and recent net investments into Nuveen Mutual Funds, the firm's level of participation in Nuveen Mutual Fund sales and marketing programs, the firm's compensation program for its registered representatives who sell fund shares and provide services to fund shareholders, and the asset class of the Nuveen Mutual Funds for which these


Section 4  General Information
                       payments are provided. For 2003, these payments in the aggregate were approximately .01% to .02% of the assets in the Nuveen Funds. The Statement of Additional Information contains additional information about these payments, including the names of the dealer firms to which payments are made. Nuveen may also make payments to authorized dealers in connection with sales meetings, due diligence meetings, prospecting seminars and other meetings at which Nuveen promotes its products and services.



                       In connection with the availability of Nuveen Mutual Funds within selected mutual fund no-transaction fee institutional platforms and fee-based wrap programs (together, "Platform Programs") at certain authorized dealer firms, Nuveen also makes payments out of its own assets to those firms as compensation for certain recordkeeping, shareholder communications and other account administration services provided to Nuveen Mutual Fund shareholders who own their fund shares in these Platform Programs. These payments are in addition to the 12b-1 service fee and any applicable omnibus sub-accounting fees paid to these firms with respect to these services by the Nuveen Mutual Funds out of fund assets.





                                                 [GRAPHIC]

                                             Net Asset Value


                       The price you pay for your shares is based on each fund's net asset value per share which is determined as of the close of trading (normally 4:00 p.m. New York time) on each day the NYSE is open for business. Net asset value is calculated for each class of each fund by taking the value of the class' total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share. All valuations are subject to review by the funds' Board of Trustees or its delegate.



                       In determining net asset value, expenses are accrued and applied daily, and securities and other assets for which market quotations are available are valued at market value. Common stocks and other equity securities are generally valued at the last sales price that day. However, securities admitted to trade on the Nasdaq National Market are valued, except as indicated below, at the NASDAQ Official Closing Price. Common stocks and other equity securities not listed on a securities exchange or Nasdaq National Market are valued at the mean between the bid and asked prices. The prices of fixed-income securities are provided by a pricing service and based on the mean between the bid and asked prices. When price quotes are not readily available (which is usually the case for municipal bonds), the pricing service establishes fair value based on various factors including prices of comparable securities. In addition, if it is determined that market prices for a security are unavailable or inappropriate, the Board of Trustees of the funds, or its designee, may establish a fair value for the security. See the Statement of Additional Information for details.


                       If a fund holds securities that are primarily listed on foreign exchanges, the net asset value of the fund's shares may change on days when shareholders will not be able to purchase or redeem the fund's shares.





                                                 Section 4  General Information

                                                 [GRAPHIC]

                       Frequent Trading


                       The funds are intended for long-term investment and should not be used for excessive trading. Excessive trading in the funds' shares can disrupt portfolio management, lead to higher operating costs, and cause other operating inefficiencies for the funds. However, the funds are also mindful that shareholders may have valid reasons for periodically purchasing and redeeming fund shares.



                       Accordingly, the funds have adopted a Frequent Trading Policy that seeks to balance the funds' need to prevent excessive trading in fund shares while offering investors the flexibility in managing their financial affairs to make periodic purchases and redemptions of fund shares.



                       The funds' Frequent Trading Policy limits an investor to four "round trip trades" in a 12-month period and to two round trip trades in a 12-month period if either side of a round trip trade exceeds 1% of a fund's net assets. The Nuveen Funds will suspend the trading privileges of any investor who makes a round trip trade that exceeds a stated dollar amount (which amount may vary by fund or over time), or who makes a round trip within a 30-day period. In addition, Frequent Traders (investors making more than one round trip trade) that do not abide by the special order placement rules in the Policy will also have their trading privileges suspended. A round trip is the purchase and sale (including any exchanges) of a substantially similar dollar amount of fund shares within a 60-day period, representing at least 25% of the value of the shareholder's account.



                       The funds primarily receive share purchase and redemption orders through third-party financial intermediaries, some of whom rely on the use of omnibus accounts that include multiple shareholders and that typically provide the funds with a consolidated purchase or redemption request. Unless these financial intermediaries furnish the funds with sufficient trade level information for individual shareholders, their use of omnibus accounts may limit the extent to which the funds are able to enforce the terms of the Frequent Trading Policy.



                       Each fund reserves the right to reject any purchase order, including exchange purchases, for any reason. For example, a fund may refuse purchase orders if the fund would be unable to invest the proceeds from the purchase order in accordance with the fund's investment policies and/or objectives, or if the fund would be adversely affected by the size of the transaction, the frequency of trading in the account or various other factors. For more information about the fund's Frequent Trading Policy and its enforcement, see "Additional Information on the Purchase and Redemption of Fund Shares and Shareholder Programs--Frequent Trading Policy" in the Statement of Additional Information.



                                                 [GRAPHIC]

                       Fund Service Providers

                       The custodian of the assets of the funds is State Street Bank and Trust Company, P.O. Box 5043, Boston, Massachusetts 02206-5043. The custodian also provides certain accounting services to the funds. The funds' transfer, shareholder services and dividend paying agent, Boston Financial Data Services, P.O. Box 8530, Boston, Massachusetts 02266-8530, performs bookkeeping, data processing and administrative services for the maintenance of shareholder accounts.

Section 4  General Information

Section 5  Financial Highlights


The financial highlights table is intended to help you understand each fund's financial performance for the past five years or the life of the fund, if shorter. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a fund (assuming reinvestment of all dividends and distributions). For the Nuveen NWQ Multi-Cap Value Fund the information has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, are included in the SAI and the fund's annual report, which are available upon request. The Nuveen NWQ Multi-Cap Value Fund acquired the assets of the PBHG Special Equity Fund in a tax-free exchange by issuing new shares (the "Reorganization"). This transaction was effective as of the close of business on December 6, 2002. The Nuveen NWQ Multi-Cap Value Fund had no assets prior to the date of the acquisition. Consequently, the information presented for the Nuveen NWQ Multi-Cap Value Fund prior to the acquisition date represents the financial history of the predecessor fund. For the Nuveen Large-Cap Value Fund, Nuveen Balanced Municipal and Stock Fund and the Nuveen Balanced Stock and Bond Fund the information for the fiscal years ended June 30, 2002, June 30, 2003 and June 30, 2004 has been audited by PricewaterhouseCoopers LLP, whose report, along with the funds' financial statements, are included in the SAI and annual reports, which are available upon request. The information for the prior fiscal years was audited by Arthur Andersen LLP.


Nuveen NWQ Multi-Cap Value Fund



Class
(Inception                    Investment Operations           Less Distributions
Date)                    ------------------------------  ---------------------------  -----------------


                                            Net
                                      Realized/
                                Net  Unrealized                                       Ending
               Beginning Investment  Investment                 Net                      Net
               Net Asset     Income        Gain          Investment  Capital          Assets     Total
                   Value  (Loss)(a)      (Loss)    Total     Income    Gains    Total  Value Return(b)
--------------------------------------------------------------------------------------------------------

Class A (12/02)
  Year Ended
   6/30/04        $14.60      $ .04      $ 4.38  $ 4.42       $(.02)  $ (.44) $ (.46) $18.56     30.75%
  4/01/03-
   6/30/03         11.54        .02        3.04    3.06          --       --      --   14.60     26.52
  12/09/02-
   3/31/03         11.86         --        (.27)   (.27)       (.05)      --    (.05)  11.54     (2.26)
Class B (12/02)
  Year Ended
   6/30/04         14.61       (.09)       4.37    4.28          --     (.44)   (.44)  18.45     29.76
  4/01/03-
   6/30/03         11.58         --        3.03    3.03          --       --      --   14.61     26.17
  12/09/02-
   3/31/03         11.86       (.04)       (.24)   (.28)         --       --      --   11.58     (2.36)
Class C (12/02)
  Year Ended
   6/30/04         14.62       (.09)       4.36    4.27          --     (.44)   (.44)  18.45     29.67
  4/01/03-
   6/30/03         11.58       (.01)       3.05    3.04          --       --      --   14.62     26.25
  12/09/02-
   3/31/03         11.86       (.02)       (.26)   (.28)         --       --      --   11.58     (2.36)
Class R (11/97)
  Year Ended
   6/30/04         14.57        .06        4.38    4.44        (.05)    (.44)   (.49)  18.52     31.02
  4/01/03-
   6/30/03         11.51        .02        3.04    3.06          --       --      --   14.57     26.59
  Year Ended 3/31:
   2003(d)         13.92        .08       (2.38)  (2.30)       (.11)      --    (.11)  11.51    (16.52)
  11/01/01-
   3/31/02(e)      11.73        .05        2.20    2.25        (.06)      --    (.06)  13.92     19.20
  Year Ended 10/31:
   2001(f)         13.28        .08         .09     .17        (.06)   (1.66)  (1.72)  11.73      1.23
   2000(f)         11.84        .07        1.55    1.62        (.07)    (.11)   (.18)  13.28     13.80
   1999(f)         10.01        .03        1.88    1.91        (.03)    (.05)   (.08)  11.84     19.33



 Ratios/Supplemental Data
------------------------------------------
                     Ratio of
                          Net
         Ratio of  Investment
         Expenses      Income
 Ending        to   (Loss) to
    Net   Average     Average   Portfolio
 Assets       Net         Net    Turnover
  (000) Assets(c)   Assets(c)        Rate
------------------------------------------



$58,279      1.48%        .20%         21%

  4,732      1.66*        .59*         13

    294      1.75*       (.04)*        52


  9,322      2.23        (.53)         21

    193      2.43*       (.08)*        13

     20      2.50*      (1.16)*        52


 30,085      2.23        (.53)         21

    416      2.44*       (.33)*        13

      2      2.50*       (.62)*        52


 46,546      1.24         .39          21

 26,777      1.41*        .56*         13

 21,795      1.36         .62          52

 25,505      1.25*        .86*         14

 16,996      1.25         .54          66
 29,547      1.15         .60          49
 16,406      1.22         .26          26



*  Annualized.

(a) Per share Net Investment Income (Loss) is calculated using the average daily shares method.

(b) Total returns are calculated on net asset value without any sales charge and are not annualized.

(c) After expense reimbursement from the adviser, where applicable.

(d) Information represents the performance history of the PBHG Special Equity Fund prior to the Reorganization and the Nuveen NWQ Multi-Cap Value Fund subsequent to the Reorganization.
(e) Information represents the performance history of the PBHG Special Equity Fund and its predecessor fund, the NWQ Special Equity Portfolio (a series of the UAM Funds, Inc.), prior to December 14, 2001.
(f) Information represents the performance history of the NWQ Special Equity Portfolio ( a series of the UAM Funds, Inc.).



                                                Section 5  Financial Highlights

Nuveen Large-Cap Value Fund



Class
(Inception                Investment Operations           Less Distributions
Date)                ------------------------------  ---------------------------                    --------


                                        Net
                                  Realized/
                            Net  Unrealized                                       Ending              Ending
           Beginning Investment  Investment                 Net                      Net                 Net
Year Ended Net Asset     Income        Gain          Investment  Capital           Asset     Total    Assets
June 30,       Value  (Loss)(a)      (Loss)    Total     Income    Gains    Total  Value Return(b)     (000)
-------------------------------------------------------------------------------------------------------------

Class A (8/96)
   2004       $19.93      $ .12      $ 3.44  $ 3.56       $(.08)  $   --  $ (.08) $23.41     17.90% $434,121
   2003        21.35        .08       (1.43)  (1.35)       (.07)      --    (.07)  19.93     (6.28)  445,050
   2002        24.40        .08       (3.06)  (2.98)       (.07)      --    (.07)  21.35    (12.23)  577,946
   2001        24.35        .16        2.49    2.65        (.21)   (2.39)  (2.60)  24.40     11.02   672,917
   2000        27.07        .22       (1.62)  (1.40)       (.25)   (1.07)  (1.32)  24.35     (5.33)  669,651

Class B (8/96)
   2004        19.62       (.04)       3.37    3.33          --       --      --   22.95     16.97    56,486
   2003        21.08       (.06)      (1.40)  (1.46)         --       --      --   19.62     (6.93)   55,129
   2002        24.19       (.10)      (3.01)  (3.11)         --       --      --   21.08    (12.86)   73,011
   2001        24.17       (.03)       2.46    2.43        (.02)   (2.39)  (2.41)  24.19     10.23    91,117
   2000        26.87        .03       (1.60)  (1.57)       (.06)   (1.07)  (1.13)  24.17     (5.97)   93,275

Class C (8/96)
   2004        19.58       (.04)       3.38    3.34          --       --      --   22.92     17.06    43,607
   2003        21.04       (.06)      (1.40)  (1.46)         --       --      --   19.58     (6.94)   42,105
   2002        24.16       (.10)      (3.02)  (3.12)         --       --      --   21.04    (12.91)   53,729
   2001        24.13       (.03)       2.47    2.44        (.02)   (2.39)  (2.41)  24.16     10.24    63,835
   2000        26.84        .03       (1.61)  (1.58)       (.06)   (1.07)  (1.13)  24.13     (5.97)   55,303

Class R (8/96)
   2004        19.99        .18        3.45    3.63        (.13)      --    (.13)  23.49     18.20    20,533
   2003        21.41        .13       (1.43)  (1.30)       (.12)      --    (.12)  19.99     (5.99)   16,828
   2002        24.46        .13       (3.05)  (2.92)       (.13)      --    (.13)  21.41    (11.98)   17,585
   2001        24.41        .22        2.49    2.71        (.27)   (2.39)  (2.66)  24.46     11.24    19,188
   2000        27.14        .28       (1.62)  (1.34)       (.32)   (1.07)  (1.39)  24.41     (5.13)   17,604
-------------------------------------------------------------------------------------------------------------



 Ratios/Supplemental Data
---------------------------------

             Ratio of
 Ratio of         Net
 Expenses  Investment
       to   Income to
  Average     Average  Portfolio
      Net         Net   Turnover
Assets(c)   Assets(c)       Rate
---------------------------------


     1.36%        .56%        85%
     1.45         .45         90
     1.36         .33         81
     1.33         .63         90
     1.30         .85        155


     2.11        (.18)        85
     2.21        (.31)        90
     2.11        (.42)        81
     2.08        (.11)        90
     2.06         .11        155


     2.11        (.18)        85
     2.21        (.31)        90
     2.11        (.42)        81
     2.07        (.13)        90
     2.07         .09        155


     1.11         .83         85
     1.20         .70         90
     1.11         .58         81
     1.08         .88         90
     1.06        1.09        155
---------------------------------





(a) Per share Net Investment Income (Loss) is calculated using the average daily shares method.

(b) Total returns are calculated on net asset value without any sales charge and are not annualized.
(c) After expense reimbursement from the adviser, where applicable.

Section 5  Financial Highlights

Nuveen Balanced Municipal and Stock Fund



Class
(Inception                   Investment Operations           Less Distributions
Date)                    -----------------------------  ---------------------------                    -------

                                           Net
                                     Realized/
                                    Unrealized                                       Ending             Ending
               Beginning        Net Investment                 Net                      Net                Net
Year Ended     Net Asset Investment       Gain          Investment  Capital           Asset     Total   Assets
June 30,           Value  Income(a)     (Loss)    Total     Income    Gains    Total  Value Return(b)    (000)
---------------------------------------------------------------------------------------------------------------

Class A (8/96)
  2004            $20.79       $.54     $ 1.14  $ 1.68       $(.51)  $   --  $ (.51) $21.96      8.13% $56,787
  2003             21.45        .49       (.57)   (.08)       (.58)      --    (.58)  20.79      (.25)  59,780
  2002             24.15        .61      (2.54)  (1.93)       (.71)    (.06)   (.77)  21.45     (8.11)  68,197
  2001             24.31        .73       1.09    1.82        (.85)   (1.13)  (1.98)  24.15      7.60   85,586
  2000             25.45        .74       (.96)   (.22)       (.81)    (.11)   (.92)  24.31      (.83)  93,400

Class B (8/96)
  2004             21.63        .40       1.19    1.59        (.23)      --    (.23)  22.99      7.36   23,110
  2003             22.14        .36       (.60)   (.24)       (.27)      --    (.27)  21.63     (1.01)  26,534
  2002             24.74        .45      (2.60)  (2.15)       (.39)    (.06)   (.45)  22.14     (8.78)  34,071
  2001             24.70        .56       1.10    1.66        (.49)   (1.13)  (1.62)  24.74      6.85   41,641
  2000             25.65        .57       (.97)   (.40)       (.44)    (.11)   (.55)  24.70     (1.57)  45,779

Class C (8/96)
  2004             21.61        .40       1.18    1.58        (.23)      --    (.23)  22.96      7.32    8,229
  2003             22.12        .35       (.59)   (.24)       (.27)      --    (.27)  21.61     (1.01)   9,083
  2002             24.72        .46      (2.61)  (2.15)       (.39)    (.06)   (.45)  22.12     (8.79)  10,828
  2001             24.68        .56       1.10    1.66        (.49)   (1.13)  (1.62)  24.72      6.86   14,302
  2000             25.63        .57       (.97)   (.40)       (.44)    (.11)   (.55)  24.68     (1.57)  14,837

Class R (8/96)
  2004             20.46        .59       1.12    1.71        (.60)      --    (.60)  21.57      8.48      716
  2003             21.17        .53       (.57)   (.04)       (.67)      --    (.67)  20.46      (.02)     731
  2002             23.90        .67      (2.52)  (1.85)       (.82)    (.06)   (.88)  21.17     (7.84)     783
  2001             24.13        .78       1.09    1.87        (.97)   (1.13)  (2.10)  23.90      7.84    1,120
  2000             25.33        .80       (.96)   (.16)       (.93)    (.11)  (1.04)  24.13      (.64)   1,111
---------------------------------------------------------------------------------------------------------------


Class
(Inception      Ratios/Supplemental Data
Date)          ---------------------------------
                            Ratio of
                Ratio of         Net
                Expenses  Investment
                      to   Income to
                 Average     Average  Portfolio
Year Ended           Net         Net   Turnover
June 30,       Assets(c)   Assets(c)       Rate
------------------------------------------------

Class A (8/96)
  2004              1.25%       2.51%        45%
  2003              1.25        2.44         38
  2002              1.25        2.68         34
  2001              1.24        2.98         37
  2000              1.21        3.01         53

Class B (8/96)
  2004              2.00        1.76         45
  2003              2.00        1.71         38
  2002              2.00        1.93         34
  2001              1.99        2.23         37
  2000              1.96        2.26         53

Class C (8/96)
  2004              2.00        1.75         45
  2003              2.00        1.69         38
  2002              2.00        1.94         34
  2001              1.99        2.23         37
  2000              1.96        2.27         53

Class R (8/96)
  2004              1.00        2.75         45
  2003              1.00        2.69         38
  2002              1.00        2.94         34
  2001              1.00        3.22         37
  2000               .96        3.26         53
------------------------------------------------




(a) Per share Net Investment Income is calculated using the average daily shares method.
(b) Total returns are calculated on net asset value without any sales charge and are not annualized.

(c) After expense reimbursement from the adviser, where applicable. When custodian fee credits are applied, the Ratios of Expenses to Average Net Assets for 2004 are 1.25%, 2.00%, 2.00% and 1.00% for classes A, B, C and R, respectively, and the Ratios of Net Investment Income to Average Net Assets for 2004 are 2.51%, 1.76%, 1.76% and 2.76% for classes A, B, C and R, respectively.


                                                Section 5  Financial Highlights

Nuveen Balanced Stock and Bond Fund



                                                       Investment Operations           Less Distributions
Class (Inception Date)                             -----------------------------  ---------------------------

                                                                     Net
                                                               Realized/
                                                              Unrealized                                       Ending
                                         Beginning        Net Investment                 Net                      Net
                                         Net Asset Investment       Gain          Investment  Capital           Asset     Total
Year Ended June 30,                          Value  Income(a)     (Loss)    Total     Income    Gains    Total  Value Return(b)
---------------------------------------------------------------------------------------------------------------------------------

Class A (8/96)
 2004                                       $22.72       $.41     $ 1.92  $ 2.23       $(.49)  $   --  $ (.49) $24.56     10.29%
 2003                                        23.48        .38       (.65)   (.27)       (.43)    (.06)   (.49)  22.72      (.99)
 2002                                        25.25        .44      (1.73)  (1.29)       (.47)    (.01)   (.48)  23.48     (5.14)
 2001                                        25.20        .57       2.00    2.57        (.58)   (1.94)  (2.52)  25.25     10.39
 2000                                        27.18        .69      (1.02)   (.33)       (.70)    (.95)  (1.65)  25.20     (1.23)

Class B (8/96)
 2004                                        22.72        .23       1.92    2.15        (.31)      --    (.31)  24.56      9.48
 2003                                        23.48        .22       (.65)   (.43)       (.27)    (.06)   (.33)  22.72     (1.73)
 2002                                        25.25        .25      (1.72)  (1.47)       (.29)    (.01)   (.30)  23.48     (5.86)
 2001                                        25.20        .37       2.00    2.37        (.38)   (1.94)  (2.32)  25.25      9.58
 2000                                        27.18        .50      (1.02)   (.52)       (.51)    (.95)  (1.46)  25.20     (1.97)

Class C (8/96)
 2004                                        22.73        .23       1.93    2.16        (.31)      --    (.31)  24.58      9.52
 2003                                        23.49        .22       (.65)   (.43)       (.27)    (.06)   (.33)  22.73     (1.73)
 2002                                        25.26        .25      (1.72)  (1.47)       (.29)    (.01)   (.30)  23.49     (5.86)
 2001                                        25.21        .37       2.00    2.37        (.38)   (1.94)  (2.32)  25.26      9.58
 2000                                        27.19        .50      (1.02)   (.52)       (.51)    (.95)  (1.46)  25.21     (1.93)

Class R (8/96)
 2004                                        22.72        .47       1.92    2.39        (.55)      --    (.55)  24.56     10.56
 2003                                        23.47        .44       (.64)   (.20)       (.49)    (.06)   (.55)  22.72      (.70)
 2002                                        25.24        .50      (1.72)  (1.22)       (.54)    (.01)   (.55)  23.47     (4.90)
 2001                                        25.19        .62       2.01    2.63        (.64)   (1.94)  (2.58)  25.24     10.66
 2000                                        27.18        .76      (1.03)   (.27)       (.77)    (.95)  (1.72)  25.19     (1.02)
---------------------------------------------------------------------------------------------------------------------------------


                                                 Ratios/Supplemental Data
Class (Inception Date)                   ----------------------------------------
                                                              Ratio of
                                                  Ratio of         Net
                                                  Expenses  Investment
                                          Ending        to   Income to
                                             Net   Average     Average  Portfolio
                                          Assets       Net         Net   Turnover
Year Ended June 30,                        (000) Assets(c)   Assets(c)       Rate
----------------------------------------------------------------------------------

Class A (8/96)
 2004                                    $33,312      1.25%       1.72%        61%
 2003                                     36,751      1.25        1.77         68
 2002                                     42,907      1.25        1.76         82
 2001                                     49,030      1.25        2.20         73
 2000                                     52,470      1.21        2.66         81

Class B (8/96)
 2004                                     12,459      2.00         .97         61
 2003                                     12,255      2.00        1.02         68
 2002                                     13,067      2.00        1.01         82
 2001                                     12,243      2.00        1.43         73
 2000                                     11,200      1.96        1.92         81

Class C (8/96)
 2004                                      8,632      2.00         .98         61
 2003                                      7,541      2.00        1.03         68
 2002                                      6,686      2.00        1.01         82
 2001                                      6,498      2.00        1.44         73
 2000                                      6,620      1.96        1.93         81

Class R (8/96)
 2004                                      9,117      1.00        1.98         61
 2003                                      7,048      1.00        2.03         68
 2002                                      5,324      1.00        2.01         82
 2001                                      5,396      1.00        2.42         73
 2000                                      4,625       .96        2.91         81
----------------------------------------------------------------------------------




(a) Per share Net Investment Income is calculated using the average daily shares method.
(b) Total returns are calculated on net asset value without any sales charge and are not annualized.
(c) After expense reimbursement from the adviser, where applicable.

Section 5  Financial Highlights

Nuveen Investments Mutual Funds

Nuveen Investments offers a variety of mutual funds designed to help you reach your financial goals. The funds below are grouped by category.

Value
Nuveen Large-Cap Value Fund
Nuveen NWQ Multi-Cap Value Fund

Balanced
Nuveen Balanced Stock and Bond Fund
Nuveen Balanced Municipal and Stock Fund

International
Nuveen NWQ International Value Fund
Growth
Nuveen Rittenhouse Growth Fund

Municipal Bond

National Funds
Nuveen High Yield Municipal Bond Fund
Nuveen All-American Municipal Bond Fund
Nuveen Insured Municipal Bond Fund
Nuveen Intermediate Duration Municipal Bond Fund
Nuveen Limited Term Municipal Bond Fund

State Funds
                 Arizona       Louisiana        North Carolina
                 California/1/ Maryland         Ohio
                 Colorado      Massachusetts/1/ Pennsylvania
                 Connecticut   Michigan         Tennessee
                 Florida       Missouri         Virginia
                 Georgia       New Jersey       Wisconsin
                 Kansas        New Mexico
                 Kentucky      New York/1/


Several additional sources of information are available to you, including the codes of ethics adopted by the funds, Nuveen Investments, NIAC, NWQ and ICAP. The Statement of Additional Information, incorporated by reference into this prospectus, contains detailed information on the policies and operation of the funds included in this prospectus. Additional information about the funds' investments is available in the annual and semi-annual reports to shareholders. In the funds' annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the funds' performance during their last fiscal year. Call Nuveen Investments at (800) 257-8787 to request a free copy of any of these materials or other fund information, or ask your financial advisor for copies.


You may also obtain this and other fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section at 450 Fifth Street NW, Washington, D.C. 20549.


The funds are series of Nuveen Investment Trust, whose Investment Company Act file number is 811-07619.


1. Long-term and insured long-term portfolios.



MPR-GRINC-1004D NA

                                                               October 29, 2004


Nuveen Investment Trust

Nuveen NWQ Multi-Cap Value Fund

Nuveen Large-Cap Value Fund

Nuveen Balanced Municipal and Stock Fund

Nuveen Balanced Stock and Bond Fund

Statement of Additional Information


   This Statement of Additional Information is not a prospectus. A prospectus may be obtained without charge from certain securities representatives, banks and other financial institutions that have entered into sales agreements with Nuveen Investments, LLC ("Nuveen"), or from a Fund, by written request to the applicable Fund, c/o Nuveen Investor Services, P.O. Box 8530, Boston, Massachusetts 02266-8530, or by calling 800-257-8787. This Statement of Additional Information relates to, and should be read in conjunction with, the Prospectus for the Funds. The Prospectus for the Funds is dated October 29, 2004.


Table of Contents

                                                                                     Page
                                                                                     ----

General Information.................................................................  B-2

Investment Policies and Restrictions................................................  B-2

Investment Policies and Techniques..................................................  B-4

Management.......................................................................... B-25

Fund Manager and Sub-Advisers....................................................... B-36

Portfolio Transactions.............................................................. B-40

Net Asset Value..................................................................... B-42

Tax Matters......................................................................... B-43

Performance Information............................................................. B-46

Additional Information on the Purchase and Redemption of Fund Shares and Shareholder
  Programs.......................................................................... B-49

Distribution and Service Plans...................................................... B-61

Independent Registered Public Accounting Firm, Custodian and Transfer Agent......... B-63

Financial Statements................................................................ B-64

General Trust Information........................................................... B-64

Appendix A--Ratings of Investments..................................................  A-1


   The audited financial statements for each Fund appear in the Funds' Annual Reports. The financial statements from such Annual Reports are incorporated herein by reference. The Annual Reports accompany this Statement of Additional Information.

GENERAL INFORMATION

   Nuveen NWQ Multi-Cap Value Fund ("NWQ Multi-Cap Fund"), Nuveen Large-Cap Value Fund ("Large-Cap Value Fund"), Nuveen Balanced Municipal and Stock Fund ("Muni/Stock Fund") and Nuveen Balanced Stock and Bond Fund ("Stock/Bond Fund") (individually a "Fund" and collectively the "Funds") are series of the Nuveen Investment Trust (the "Trust"), an open-end diversified management series investment company organized as a Massachusetts business trust on May 6, 1996. Each series of the Trust represents shares of beneficial interest in a separate portfolio of securities and other assets, with its own objectives and policies. Currently, four series of the Trust are authorized and outstanding. The name of the Nuveen Growth and Income Stock Fund was changed to the Nuveen Large-Cap Value Fund on January 2, 2001. Effective as of the close of business on December 6, 2002, the NWQ Multi-Cap Fund acquired the assets of PBHG Special Equity Fund (formerly known as the PBHG New Perspective Fund) of PBHG Funds. In addition, effective as of the close of business on December 14, 2001, PBHG Special Equity Fund acquired the assets of NWQ Special Equity Portfolio of UAM Funds, Inc. The PBHG Special Equity Fund and the NWQ Special Equity Portfolio are referred to herein as the "Predecessor Funds."

   Certain matters under the Investment Company Act of 1940 (the "1940 Act"), which must be submitted to a vote of the holders of the outstanding voting securities of a series company, shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting shares of each series affected by such matter.

INVESTMENT POLICIES AND RESTRICTIONS

Investment Restrictions

   The investment objective and certain fundamental investment policies of each Fund are described in the Prospectus for that Fund. A Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the Fund's outstanding voting shares:

      (1) With respect to 75% of its total assets, purchase the securities of any issuer (except securities issued or guaranteed by the United States government or any agency or instrumentality thereof) if, as a result, (i) more than 5% of the Fund's total assets would be invested in securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

      (2) Borrow money, except as permitted by the 1940 Act and exemptive orders granted under the 1940 Act.

      (3) Act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities.

      (4) Make loans except as permitted by the 1940 Act and exemptive orders granted under the 1940 Act.

      (5) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts, or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

      (6) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

      (7) With respect to each Fund other than the NWQ Multi-Cap Fund, issue senior securities, except as permitted under the 1940 Act.

      (8) With respect to the NWQ Multi-Cap Fund, issue senior securities, except as permitted by the 1940 Act and exemptive orders granted under the 1940 Act.

      (9) Purchase the securities of any issuer if, as a result, 25% or more of the Fund's total assets would be invested in the securities of issuers whose principal business activities are in the same industry (except that this restriction shall not be applicable to securities issued or guaranteed by the U.S. government or any agency or instrumentality thereof and, in the case of the Muni/Stock Fund to Municipal Obligations, other than those Municipal Obligations backed only by the assets and revenues of non-governmental users).

   The foregoing restrictions and limitations will apply only at the time of purchase of securities, and the percentage limitations will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities, unless otherwise indicated.

   For the purpose of applying the limitation set forth in restriction (1) above to Municipal Obligations an issuer shall be deemed the sole issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental user, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the non-governmental user, then such non-governmental user would be deemed to be the sole issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity. Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. When a Municipal Obligation is insured by bond insurance, it shall not be considered a security that is issued or guaranteed by the insurer; instead, the issuer of such Municipal Obligation will be determined in accordance with the principles set forth above. The foregoing restrictions do not limit the percentage of the assets of the Muni/Stock Fund that may be invested in Municipal Obligations insured by any given insurer.

   The foregoing fundamental investment policies, together with the investment objective of each of the Funds and certain other policies specifically identified in the prospectus, cannot be changed without approval by holders of a "majority of the Fund's outstanding voting shares." As defined in the 1940 Act, this means the vote of (i) 67% or more of the Fund's shares present at a meeting, if the holders of more than 50% of the Fund's shares are present or represented by proxy, or (ii) more than 50% of the Fund's shares, whichever is less.

   In addition to the foregoing fundamental investment policies, each Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Trustees. A Fund may not:

      (1) Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short at no added cost, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

      (2) Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts, or other derivative instruments shall not constitute purchasing securities on margin.

      (3) Pledge, mortgage or hypothecate any assets owned by the Fund except as may be necessary in connection with permissible borrowings or investments and then such pledging, mortgaging, or hypothecating may not exceed 33 1/3% of the Fund's total assets at the time of the borrowing or investment.

      (4) Purchase the securities of any issuer (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof) if, as a result, more than 5% of its net assets would be invested in the securities of issuers that, including predecessors or unconditional guarantors, have a record of less than three years of continuous operation. This policy does not apply to the NWQ Multi-Cap Fund or to securities of pooled investment vehicles or mortgage or asset-backed securities.

      (5) Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act and applicable state law.

      (6) Enter into futures contracts or related options if more than 30% of the Fund's net assets would be represented by futures contracts or more than 5% of the Fund's net assets would be committed to initial margin deposits and premiums on futures contracts and related options.

      (7) Invest in direct interests in oil, gas or other mineral exploration programs or leases; however, the Fund may invest in the securities of issuers that engage in these activities.

      (8) Purchase securities when borrowings exceed 5% of its total assets. If due to market fluctuations or other reasons, the value of the Fund's assets falls below 300% of its borrowings, the Fund will reduce its borrowings within 3 business days. To do this, the Fund may have to sell a portion of its investments at a time when it may be disadvantageous to do so.

      (9) Invest in illiquid securities if, as a result of such investment, more than 15% of the Fund's net assets would be invested in illiquid securities.

INVESTMENT POLICIES AND TECHNIQUES

   The following information supplements the discussion of the Funds' investment objectives, policies, and techniques that are described in the Prospectus for each Fund.

Investment in Municipal Obligations

Portfolio Investments

   Except to the extent the Muni/Stock Fund invests in temporary investments as described below, all of the Muni/Stock Fund's investments in Municipal Obligations will be comprised of tax-exempt Municipal Obligations that are either (1) rated, at the time of purchase, within the four highest grades (Baa or BBB or better) by Moody's Investors Service, Inc. ("Moody's"), Fitch Ratings ("Fitch") or Standard & Poor's Ratings Group ("S&P") or (2) unrated but which, in the opinion of Nuveen Institutional Advisory Corp. ("NIAC"), have credit characteristics equivalent to, and will be of comparable quality to, Municipal Obligations so rated; provided, however, that not more than 20% of the Muni/Stock Fund's investments in Municipal Obligations, may be in such unrated bonds. The foregoing policies are fundamental policies of the Muni/Stock Fund. Municipal Securities rated Baa or BBB are considered "investment grade" securities; Municipal Securities rated Baa are considered medium grade obligations which lack outstanding investment characteristics and in fact have speculative characteristics as well, while Municipal Securities rated BBB are regarded as having an adequate capacity to pay principal and interest. Municipal Securities rated AAA in which the Fund may invest may have been so rated on the basis of the existence of insurance guaranteeing the timely payment, when due, of all principal and interest. A general description of Moody's, Fitch's and S&P's ratings is set forth in Appendix A hereto. The ratings of Moody's, Fitch and S&P represent their opinions as to the quality of the Municipal Securities they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, Municipal Securities with the same maturity, coupon and rating may have different yields while obligations of the same maturity and coupon with different ratings may have the same yield.

   The foregoing policies as to rating of investments in securities will apply only at the time of the purchase of a security, and the Fund will not be required to dispose of securities in the event Moody's, Fitch or S&P downgrades its assessment of the credit characteristics of a particular issuer.

   The municipal portfolio manager of the Muni/Stock Fund pursues a value oriented approach for selecting municipal securities by seeking to identify underrated or undervalued Municipal Obligations. Underrated Municipal Obligations are those whose ratings do not, in NIAC's opinion, reflect their true value. Such Municipal Obligations may be underrated because of the time that has elapsed since their rating was assigned or reviewed, or because of positive factors that may not have been fully taken into account by rating agencies, or for other similar reasons. Municipal Obligations that are undervalued or that represent undervalued municipal market sectors are Municipal Obligations that, in NIAC's opinion, are worth more than the value assigned to them in the marketplace. Municipal Obligations of particular types or purposes (e.g., hospital bonds, industrial revenue bonds or bonds issued by a particular municipal issuer) may be undervalued because there is a temporary excess of supply in that market sector, or because of a general decline in the market price of Municipal Obligations of the market sector for reasons that do not apply to the particular Municipal Obligations that are considered undervalued. The Muni/Stock Fund's investment in underrated or undervalued Municipal Obligations will be based on NIAC's belief that their prices should ultimately reflect their true value.

   The Muni/Stock Fund has not established any limit on the percentage of its portfolio of investments that may be invested in Municipal Obligations subject to the alternative minimum tax provisions of Federal tax law. Consequently, a substantial portion of the current income produced by the Fund may be includable in alternative minimum taxable income. Special considerations apply to corporate investors. See "Tax Matters."

   Also included within the general category of Municipal Obligations described in the Muni/Stock Fund Prospectus are participations in lease obligations or installment purchase contract obligations (hereinafter collectively called "Municipal Lease Obligations") of municipal authorities or entities. Although a Municipal Lease Obligation does not constitute a general obligation of the municipality for which the municipality's taxing power is pledged, a Municipal Lease Obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the Municipal Lease Obligation. However, certain Municipal Lease Obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In the case of a "non-appropriation" lease, the Fund's ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property, without recourse to the general credit of the lessee, and disposition or releasing of the property might prove difficult. The Muni/Stock Fund will seek to minimize these risks by not investing more than 20% of the assets allocated to investments in Municipal Obligations in Municipal Lease Obligations that contain "non-appropriation" clauses, and by only investing in those "non-appropriation" Municipal Lease Obligations where
(1) the nature of the leased equipment or property is such that its ownership or use is essential to a governmental function of the municipality, (2) appropriate covenants will be obtained from the municipal obligor prohibiting the substitution or purchase of similar equipment if lease payments are not appropriated, (3) the lease obligor has maintained good market acceptability in the past, and (4) the investment is of a size that will be attractive to institutional investors.

   During temporary defensive periods (e.g., times when, in NIAC's opinion, the ability of the Muni/Stock Fund to meet its long-term investment objectives and preserve the asset value of a Fund may be adversely affected by significant adverse market, economic, political, or other circumstances), and in order to keep cash on hand fully invested, the Fund may invest any percentage of its assets in temporary investments. Temporary investments may be either tax-exempt or taxable. To the extent the Muni/Stock Fund invests in taxable temporary investments, the Fund will not at such times be in a position to achieve that portion of its investment objective of seeking income exempt from federal income tax. For further information, see "Cash Equivalents and Short-Term Investments" below.

   Obligations of issuers of Municipal Securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Reform Act of 1978. In addition, the obligations of such issuers may become subject to the laws enacted in the future by

Congress, state legislatures or referenda extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its Municipal Obligations may be materially affected.

Cash Equivalents and Short-Term Investments

Short-Term Taxable Fixed Income Securities

   The Large-Cap Value Fund may invest up to 35% of their total assets, and for temporary defensive purposes or to keep cash on hand fully invested up to 100% of their total assets, in cash equivalents and short-term taxable fixed income securities from issuers having a long-term rating of at least A or higher by S&P, Moody's or Fitch and having a maturity of one year or less. The Stock/Bond Fund may invest up to 20% of its total assets, and for temporary defensive purposes or to keep cash on hand fully invested up to 100% of its total assets, in cash equivalents and short-term taxable fixed income securities from issuers having a long-term rating of at least A or higher by S&P, Moody's or Fitch and having a maturity of one year or less. The Muni/Stock Fund may invest up to 10% of its total assets, and for temporary defensive purposes or to keep cash on hand fully invested up to 100% of its total assets in cash equivalents and short-term taxable fixed income securities, although the Fund intends to invest in taxable temporary investments only in the event that suitable tax-exempt temporary investments are not available at reasonable prices and yields. The NWQ Multi-Cap Fund may invest up to 100% of its total assets, for temporary defensive purposes or to keep cash on hand fully invested, in cash equivalents and short-term taxable fixed income securities from issuers having a long-term rating of at least A or higher by S&P, Moody's or Fitch and having a maturity of one year or less. Short-term taxable fixed income securities are defined to include, without limitation, the following:

      (1) Each Fund may invest in U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest, which are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government agency securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States;
   (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies, and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate. The Muni/Stock Fund may only invest in government securities with maturities of less than one year or that have a variable or floating rate of interest.

      (2) Each Fund may invest in certificates of deposit issued against funds deposited in a bank or savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. If such certificates of deposit are non-negotiable, they will be considered illiquid securities and be subject to the Fund's 15% restriction on investments in illiquid securities. Pursuant to the certificate of deposit, the issuer agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $100,000; therefore, certificates of deposit purchased by the Fund may not be fully insured. The Muni/Stock Fund may only invest in certificates of deposit issued by U.S. banks with at least $1 billion in assets.

      (3) The Large-Cap Value Fund, NWQ Multi-Cap Fund and the Stock/Bond Fund may invest in bankers' acceptances which are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.

      (4) Each Fund may invest in repurchase agreements which involve purchases of debt securities. In such an action, at the time the Fund purchases the security, it simultaneously agrees to resell and redeliver the security to the seller, who also simultaneously agrees to buy back the security at a fixed price and time. This assures a predetermined yield for a Fund during its holding period since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. A Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to a Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the affected Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, however, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The portfolio manager monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The portfolio manager does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to a Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of a Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

      (5) The Large-Cap Value Fund and the NWQ Multi-Cap Fund may invest in bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.

      (6) Each Fund may invest in commercial paper, which are short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for the notes. However, they are redeemable by the Fund at any time. The portfolio manager will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity ratios) and will continuously monitor the corporation's ability to meet all of its financial obligations, because the Fund's liquidity might be impaired if the corporation were unable to pay principal and interest on demand. The Large-Cap Value Fund, NWQ Multi-Cap Fund and the Stock/Bond Fund may only invest in commercial paper rated A-1 or better by S&P, Prime-1 or higher by Moody's, or F2 or higher by Fitch. The Muni/Stock Fund may only invest in commercial paper, corporate notes, corporate bonds or corporate debentures that are rated within the highest grade by Moody's, Fitch or S&P and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

Short-Term Tax-Exempt Fixed Income Securities

   The Muni/Stock Fund may invest up to 10% of its total assets and during certain temporary periods, in order to keep cash on hand fully invested or as a defensive measure in response to prevailing market conditions, up to 100% of its total assets as "temporary investments" in cash equivalent and short-term fixed income securities that are either taxable or tax-exempt. The short-term taxable fixed income securities are described above. Short-term tax-exempt fixed income securities are securities that are exempt from regular federal income tax and mature within three years or less from the date of issuance. Short-term tax-exempt fixed income securities are defined to include, without limitation, the following:

   Bond Anticipation Notes (BANs) are usually general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds. The ability of an issuer to meet its obligations on its BANs is primarily dependent on the issuer's access to the long-term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal and interest on the BANs.

   Tax Anticipation Notes (TANs) are issued by state and local governments to finance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. Tax anticipation notes are usually general obligations of the issuer. A weakness in an issuer's capacity to raise taxes due to, among other things, a decline in its tax base or a rise in delinquencies, could adversely affect the issuer's ability to meet its obligations on outstanding TANs.

   Revenue Anticipation Notes (RANs) are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general, they also constitute general obligations of the issuer. A decline in the receipt of projected revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal and interest on RANs.

   Construction Loan Notes are issued to provide construction financing for specific projects. Frequently, these notes are redeemed with funds obtained from the Federal Housing Administration.

   Bank Notes are notes issued by local government bodies and agencies as those described above to commercial banks as evidence of borrowings. The purposes for which the notes are issued are varied but they are frequently issued to meet short-term working capital or capital-project needs. These notes may have risks similar to the risks associated with TANs and RANs.

   Tax-Exempt Commercial Paper (Municipal Paper) represents very short-term unsecured, negotiable promissory notes, issued by states, municipalities and their agencies. Payment of principal and interest on issues of municipal paper may be made from various sources, to the extent the funds are available therefrom. Maturities of municipal paper generally will be shorter than the maturities of TANs, BANs or RANs. There is a limited secondary market for issues of municipal paper.

   Certain Municipal Obligations may carry variable or floating rates of interest whereby the rate of interest is not fixed but varies with changes in specified market rates or indices, such as a bank prime rate or a tax-exempt money market index.

   While the various types of notes described above as a group represent the major portion of the tax-exempt note market, other types of notes are occasionally available in the marketplace and the Muni/Stock Fund may invest in such other types of notes to the extent permitted under its investment objective, policies and limitations. Such notes may be issued for different purposes and may be secured differently from those mentioned above.

Equity Securities

   Under normal market conditions, the Large-Cap Value Fund, Stock/Bond Fund and Muni/Stock Fund will invest the assets allocated to equity investments primarily in equity securities of domestic companies with market capitalizations of at least $500 million ("Equity Securities"). Equity Securities include, but are not limited to, common stocks, preferred stocks, warrants to purchase common stocks or preferred stocks, securities convertible into common or preferred stocks, such as convertible bonds and debentures, and other securities with equity characteristics. The Large-Cap Value Fund, under normal market conditions, will invest at least 80% of its total assets in Equity Securities which do not include warrants or rights to purchase common stock. Through its investment strategy the Large-Cap Value Fund seeks to provide higher returns over time than the S&P 500 with an equal or lower level of risk. Under normal market conditions, the NWQ Multi-Cap Fund will invest at least 80% of its assets in equity securities of companies with large, medium and small capitalizations.

   Convertible bonds and debentures purchased by the Large-Cap Value Fund, Stock/Bond Fund and Muni/Stock Fund must be rated Baa or higher by Moody's or BBB or higher by S&P, or Fitch. Bonds rated Baa or BBB, although considered investment grade, have speculative characteristics and may be subject to greater fluctuations in value than higher-rated bonds.

   In addition, the Fund's may invest in dollar-denominated equity securities of foreign issuers, including American Depository Receipts ("ADRs") as described in "Foreign Securities" below.

   Common Stocks. Common stocks represent units of ownership in a company. Common stocks usually carry voting rights and earn dividends. Unlike preferred stocks, which are described below, dividends on common stocks are not fixed but are declared at the discretion of the Board.

   Preferred Stocks. Preferred stocks are also units of ownership in a company. Preferred stocks normally have preference over common stock in the payment of dividends and the liquidation of the company. However, in all other respects, preferred stocks are subordinated to the liabilities of the issuer. Unlike common stocks, preferred stocks are generally not entitled to vote on corporate matters. Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock, and sinking fund preferred stock. Generally, the market values of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk.

   General Risks of Investing in Stocks. While investing in stocks allows shareholders to participate in the benefits of owning a company, such shareholders must accept the risks of ownership. Unlike bondholders, who have preference to a company's earnings and cash flow, preferred stockholders, followed by common stockholders in order of priority, are entitled only to the residual amount after a company meets its other obligations. For this reason, the value of a company's stock will usually react more strongly to actual or perceived changes in the company's financial condition or prospects than its debt obligations. Stockholders of a company that fares poorly can lose money.

   Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices. The value of a company's stock may fall because of:

   *Factors that directly relate to that company, such as decisions made by its management or lower demand for the company's products or services;

   *Factors affecting an entire industry, such as increases in production costs; and

   *Changes in financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates or inflation rates.

   Because preferred stock is generally junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

NWQ Multi-Cap Fund Investments

   Under normal conditions, the NWQ Multi-Cap Fund will invest at least 80% of its assets in equity securities of companies with large, medium and small capitalizations. Certain risk factors associated with some of the securities the Fund may invest in are set forth below.

Small and Medium Capitalization Stocks

   Investments in common stocks in general are subject to market risks that may cause their prices to fluctuate over time. Therefore, an investment in the NWQ Multi-Cap Fund may be more suitable for long-term investors who can bear the risk of these fluctuations. The NWQ Multi-Cap Fund invests in securities of issuers with small or medium market capitalizations. While the NWQ Multi-Cap Fund intends to invest in small and medium capitalization companies that have strong balance sheets and favorable business prospects, any investment in small and medium capitalization companies involves greater risk and price volatility than that customarily associated with investments in larger, more established companies. This increased risk may be due to the greater business risks of their small or medium size, limited markets and financial resources, narrow product lines and frequent lack of management depth. The securities of small and medium capitalization companies are often traded in the over-the-counter market, and might not be traded in volumes typical of securities traded on a national securities exchange. Thus, the securities of small and medium capitalization companies are likely to be less liquid and subject to more abrupt or erratic market movements than securities of larger, more established companies.

Over-the-Counter Market

   The NWQ Multi-Cap Fund may invest in over-the-counter stocks. In contrast to the securities exchanges, the over-the-counter market is not a centralized facility that limits trading activity to securities of companies which initially satisfy certain defined standards. Generally, the volume of trading in an unlisted or over-the-counter common stock is less than the volume of trading in a listed stock. This means that the depth of market liquidity of some stocks in which the NWQ Multi-Cap Fund invests may not be as great as that of other securities and, if the NWQ Multi-Cap Fund were to dispose of such a stock, they might have to offer the shares at a discount from recent prices, or sell the shares in small lots over an extended period of time.

Initial Public Offerings ("IPO")

   The NWQ Multi-Cap Fund may invest a portion of its assets in securities of companies offering shares in IPOs. IPOs may have a magnified performance impact on the NWQ Multi-Cap Fund with a small asset base. The impact of IPOs on the NWQ Multi-Cap Fund's performance likely will decrease as the NWQ Multi-Cap Fund's asset size increases, which could reduce the NWQ Multi-Cap Fund's total returns. IPOs may not be consistently available to the NWQ Multi-Cap Fund for investing, particularly as the NWQ Multi-Cap Fund's asset base grows. Because IPO shares frequently are volatile in price, the NWQ Multi-Cap Fund may hold IPO shares for a very short period of time. This may increase the turnover of the NWQ Multi-Cap Fund and may lead to increased expenses for the NWQ Multi-Cap Fund, such as commissions and transaction costs. By selling shares, the NWQ Multi-Cap Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for the NWQ Multi-Cap Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Shareholders in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

   The NWQ Multi-Cap Fund's investment in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which presents risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.

Foreign Securities

   The Large-Cap Value Fund, Stock/Bond Fund and Muni/Stock Fund may invest up to 25% of its net assets in foreign securities denominated in U.S. dollars and the NWQ Multi-Cap Fund may invest up to 35% of its total assets in foreign securities denominated in U.S. dollars. Investments in securities of foreign issuers involve risks in addition to the usual risks inherent in domestic investments, including currency risks. The value of a foreign security in U.S. dollars tends to decrease when the value of the U.S. dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the U.S. dollar falls against such currency.

   Foreign securities are affected by the fact that in many countries there is less publicly available information about issuers than is available in the reports and ratings published about companies in the U.S. and companies may not be subject to uniform accounting, auditing and financial reporting standards. Other risks inherent in foreign investments include expropriation; confiscatory taxation; withholding taxes on dividends and interest; less extensive regulation of foreign brokers, securities markets and issuers; diplomatic developments; and political or social instability. Foreign economies may differ favorably or unfavorably from the U.S. economy in various respects, and many foreign securities are less liquid and their prices tend to be more volatile than comparable U.S. securities. From time to time, foreign securities may be difficult to liquidate rapidly without adverse price effects.

   The Funds may invest in foreign securities by purchasing depositary receipts, including American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), or Global Depositary Receipts ("GDRs"), or other securities representing indirect ownership interests in the securities of foreign issuers. However, the Funds may only purchase depositary receipts denominated in U.S. dollars. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designated for use in the U.S. securities markets, while EDRs and GDRs are typically in bearer form and may be denominated in non-U.S. currencies and are designed for use in European and other markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying foreign security. ADRs, EDRs, and GDRs are deemed to have the same classification as the underlying securities they represent, except that ADRs, EDRs, and GDRs shall be treated as indirect foreign investments. Thus, an ADR, EDR, or GDR representing ownership of common stock will be treated as common stock. ADRs, EDRs, and GDRs do not eliminate all of the risks associated with directly investing in the securities of foreign issuers, such as changes in foreign currency exchange rates. However, by investing in ADRs rather than directly in foreign issuers' stock, the Funds avoid currency risks during the settlement period. Some ADRs may not be sponsored by the issuer.

   Other types of depositary receipts include American Depositary Shares ("ADSs"), Global Depositary Certificates ("GDCs"), and International Depositary Receipts ("IDRs"). ADSs are shares issued under a deposit agreement representing the underlying ordinary shares that trade in the issuer's home market. An ADR, described above, is a certificate that represents a number of ADSs. GDCs and IDRs are typically issued by a foreign bank or trust company, although they may sometimes also be issued by a U.S. bank or trust company. GDCs and IDRs are depositary receipts that evidence ownership of underlying securities issued by either a foreign or a U.S. corporation.

   Depositary receipts may be available through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by a depositary and the issuer of the security underlying the receipt. An unsponsored facility may be established by a depositary without participation by the issuer of the security underlying the receipt. There are greater risks associated with holding unsponsored depositary receipts. For example, if a Fund holds an unsponsored depositary receipt, it will generally bear all of the costs of establishing the unsponsored facility. In addition, the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with respect to the deposited securities.

   The Funds may also invest directly in dollar-denominated securities of foreign issuers. In considering whether to invest in the securities of a foreign company, the portfolio manager considers such factors as the characteristics of the particular company, differences between economic trends, and the performance of securities markets within the U.S. and those within other countries. The portfolio manager also considers factors relating to the general economic, governmental, and social conditions of the country or countries where the company is located.

   Securities transactions conducted outside the U.S. may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by
(i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and the margin requirements than in the U.S., (v) currency exchange rate changes, and (vi) lower trading volume and liquidity.

   Currency Risks. To the extent that a Fund invests in foreign securities, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value relative to a foreign currency, a Fund's investment in securities denominated in that currency will lose value because its currency is worth fewer U.S. dollars. On the other hand, when the value of the U.S. dollar falls relative to a foreign currency, a Fund's investments denominated in that currency will tend to increase in value because that currency is worth more U.S. dollars. The exchange rates between the U.S. dollar and foreign currencies depend upon such factors as supply and demand in the currency exchange markets, international balance of payments, governmental intervention, speculation, and other economic and political conditions. Although a Fund values its assets daily in U.S. dollars, the Fund may not convert its holdings of foreign currencies to U.S. dollars daily. A Fund may incur conversion costs when it converts its holdings to another currency. Foreign exchange dealers may realize a profit on the difference between the price at which the Fund buys and sells currencies. The NWQ Multi-Cap Fund will engage in foreign currency exchange transactions in connection with its portfolio investments. The NWQ Multi-Cap Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through forward contracts to purchase or sell foreign contracts.

Hedging Strategies

General Description of Hedging Strategies

   Each Fund may engage in hedging activities. The adviser or sub-adviser of a Fund, either NIAC, NWQ Investment Management Company, LLC ("NWQ") or Institutional Capital Corporation ("ICAP"), may cause a Fund to utilize a variety of financial instruments, including options, futures contracts (sometimes referred to as "futures"), forward contracts and options on futures contracts to attempt to hedge the Fund's holdings.

   Hedging or derivative instruments on securities generally are used to hedge against price movements in one or more particular securities positions that the Fund owns or intends to acquire. Such instruments may also be used to "lock-in" realized but unrecognized gains in the value of portfolio securities. Hedging instruments on stock indices, in contrast, generally are used to hedge against price movements in broad equity market sectors in which the Fund has invested or expects to invest. Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce the opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. A Fund may also use derivative instruments to manage the risks of its assets. Risk management strategies include, but are not limited to, facilitating the sale of Fund securities, managing the effective maturity or duration of debt obligations that a Fund holds, establishing a position in the derivatives markets as a substitute for buying or selling certain securities or creating or altering exposure to certain asset classes, such as debt and foreign securities. The use of derivative instruments may provide a less expensive, more expedient, or more specifically focused way for a Fund to invest than would "traditional" securities (i.e., stocks or bonds). The use of hedging instruments is subject to applicable regulations of the Securities and Exchange Commission (the "SEC"), the several options and futures exchanges upon which they are traded, the Commodity Futures Trading Commission (the "CFTC") and various state regulatory authorities. In addition, the Fund's ability to use hedging instruments will be limited by tax considerations.

General Limitations on Futures and Options Transactions

   The Trust has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the CFTC and the National Futures Association, which regulate trading in the futures markets. Pursuant to
Section 4.5 of the regulations under the Commodity Exchange Act (the "CEA"), the notice of eligibility for a Fund includes the representation that the Fund will use futures contracts and related options solely for bona fide hedging purposes within the meaning of CFTC regulations. A Fund will not enter into futures and options transactions if the sum of the initial margin deposits and premiums paid for unexpired options exceeds 5% of a Fund's total assets. In addition, a Fund will not enter into futures contracts and options transactions if more than 30% of its net assets would be committed to such instruments.

   The foregoing limitations are not fundamental policies of a Fund and may be changed without shareholder approval as regulatory agencies permit. Various exchanges and regulatory authorities have undertaken reviews of options and futures trading in light of market volatility. Among the possible actions that have been presented are proposals to adopt new or more stringent daily price fluctuation limits for futures and options transactions and proposals to increase the margin requirements for various types of futures transactions.

Asset Coverage for Futures and Options Positions

   Each Fund will comply with the regulatory requirements of the SEC and the CFTC with respect to coverage of options and futures positions by registered investment companies and, if the guidelines so require, will set aside cash, U.S. government securities, high grade liquid debt securities and/or other liquid assets permitted by the SEC and CFTC in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or options position is outstanding, unless replaced with other permissible assets, and will be marked-to-market daily.

Certain Considerations Regarding Options

   There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. If a Fund is unable to close out a call option on securities that it has written before the option is exercised, the Fund may be required to purchase the optioned securities in order to satisfy its obligation under the option to deliver such securities. If a Fund is unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

   The writing and purchasing of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging. Options transactions may result in significantly higher transaction costs and portfolio turnover for the Funds.

Federal Income Tax Treatment of Options

   In the case of transactions involving "nonequity options," as defined in Code Section 1256, the Funds will treat any gain or loss arising from the lapse, closing out or exercise of such positions as 60% long-term and 40% short-term capital gain or loss as required by Section 1256 of the Code.

In addition, certain of such positions must be marked-to-market as of the last business day of the year, and gain or loss must be recognized for federal income tax purposes in accordance with the 60%/40% rule discussed above even though the position has not been terminated. A "nonequity option" generally includes an option with respect to any group of stocks or a stock index unless the value of the option is determined directly or indirectly by reference to any stock or any narrow-based security index (as defined in the Securities Exchange Act of 1934 (the "1934 Act")).

Stock Index Options

   Each Fund may (i) purchase stock index options for any purpose, (ii) sell stock index options in order to close out existing positions, and/or (iii) write covered options on stock indexes for hedging purposes. Stock index options are put options and call options on various stock indexes. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple.

   A stock index fluctuates with changes in the market values of the stock included in the index. For example, some stock index options are based on a broad market index, such as the Standard & Poor's 500 or the Value Line Composite Index or a narrower market index, such as the Standard & Poor's 100.

   Indexes may also be based on an industry or market segment, such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indexes are currently traded on the following exchanges: the Chicago Board of Options Exchange, the New York Stock Exchange, the American Stock Exchange, the Pacific Stock Exchange, and the Philadelphia Stock Exchange.

   A Fund's use of stock index options is subject to certain risks. Successful use by the Funds of options on stock indexes will be subject to the ability of, NWQ, ICAP or NIAC to correctly predict movements in the directions of the stock market. This requires different skills and techniques than predicting changes in the prices of individual securities. In addition, a Fund's ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline through transactions in put options on stock indexes, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by a Fund. Inasmuch as a Fund's securities will not duplicate the components of an index, the correlation will not be perfect. Consequently, each Fund will bear the risk that the prices of its securities being hedged will not move in the same amount as the prices of its put options on the stock indexes. It is also possible that there may be a negative correlation between the index and a Fund's securities which would result in a loss on both such securities and the options on stock indexes acquired by the Fund.

   The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of stock index options involves the risk that the premium and transaction costs paid by a Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the stock index on which the option is based. Options transactions may result in significantly higher transaction costs and portfolio turnover for the Fund.

Futures Contracts

   Each Fund may enter into futures contracts (hereinafter referred to as "Futures" or "Futures Contracts"), including index Futures as a hedge against movements in the equity markets, in order to establish more definitely the effective return on securities held or intended to be acquired by the Funds or for other purposes permissible under the CEA. Each Fund's hedging may include sales of Futures as an offset against the effect of expected declines in stock prices and purchases of Futures as an offset against the effect of expected increases in stock prices. The Funds will not enter into Futures Contracts which are prohibited under the CEA and will, to the extent required by regulatory authorities, enter only into Futures Contracts that are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. The principal interest rate Futures exchanges in the United States are the Board of Trade of the City of Chicago and the Chicago Mercantile Exchange. Futures exchanges and trading are regulated under the CEA by the CFTC.

   An interest rate futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., a debt security) or currency for a specified price at a designated date, time and place. An index Futures Contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index Futures Contract was originally written. Transaction costs are incurred when a Futures Contract is bought or sold and margin deposits must be maintained. A Futures Contract may be satisfied by delivery or purchase, as the case may be, of the instrument or by payment of the change in the cash value of the index. More commonly, Futures Contracts are closed out prior to delivery by entering into an offsetting transaction in a matching Futures Contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, a gain will be realized; if it is more, a loss will be realized. Conversely, if the offsetting sale price is more than the original purchase price, a gain will be realized; if it is less, a loss will be realized. The transaction costs must also be included in these calculations. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular Futures Contract at a particular time. If a Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the Futures Contract.

   Margin is the amount of funds that must be deposited by each Fund with its custodian in a segregated account in the name of the futures commission merchant in order to initiate Futures trading and to maintain the Fund's open positions in Futures Contracts. A margin deposit is intended to ensure a Fund's performance of the Futures Contract. The margin required for a particular Futures Contract is set by the exchange on which the Futures Contract is traded and may be significantly modified from time to time by the exchange during the term of the Futures Contract. Futures Contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the Futures Contract being traded.

   If the price of an open Futures Contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the Futures Contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the Futures Contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund. In computing daily net asset value, each Fund will mark to market the current value of its open Futures Contracts. The Funds expect to earn interest income on their margin deposits.

   Because of the low margin deposits required, Futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a Futures Contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the Futures Contract is deposited as margin, a subsequent 10% decrease in the value of the Futures Contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the Futures Contract were closed out. Thus, a purchase or sale of a Futures Contract may result in losses in excess of the amount initially invested in the Futures Contract.

However, a Fund would presumably have sustained comparable losses if, instead of the Futures Contract, it had invested in the underlying financial instrument and sold it after the decline.

   Most United States Futures exchanges limit the amount of fluctuation permitted in Futures Contract prices during a single trading day. The day limit establishes the maximum amount that the price of a Futures Contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of Futures Contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures Contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of Futures positions and subjecting some Futures traders to substantial losses.

   There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a Futures position. The Fund would continue to be required to meet margin requirements until the position is closed, possibly resulting in a decline in the Fund's net asset value. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

   A public market exists in Futures Contracts covering a number of indexes, including, but not limited to, the Standard & Poor's 500 Index, the Standard & Poor's 100 Index, the NASDAQ 100 Index, the Value Line Composite Index and the New York Stock Exchange Composite Index.

Options on Futures

   Each Fund may also purchase or write put and call options on Futures Contracts and enter into closing transactions with respect to such options to terminate an existing position. A futures option gives the holder the right, in return of the premium paid, to assume a long position (call) or short position
(put) in a Futures Contract at a specified exercise price prior to the expiration of the option. Upon exercise of a call option, the holder acquires a long position in the Futures Contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. Prior to exercise or expiration, a futures option may be closed out by an offsetting purchase or sale of a futures option of the same series.

   Each Fund may use options on Futures Contracts in connection with hedging strategies. Generally, these strategies would be applied under the same market and market sector conditions in which a Fund uses put and call options on securities or indexes. The purchase of put options on Futures Contracts is analogous to the purchase of puts on securities or indexes so as to hedge a Fund's securities holdings against the risk of declining market prices. The writing of a call option or the purchasing of a put option on a Futures Contract constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the Futures Contract. If the futures price at expiration of a written call option is below the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's holdings of securities. If the futures price when the option is exercised is above the exercise price, however, a Fund will incur a loss, which may be offset, in whole or in part, by the increase in the value of the securities held by the Fund that were being hedged. Writing a put option or purchasing a call option on a Futures Contract serves as a partial hedge against an increase in the value of the securities a Fund intends to acquire.

   As with investments in Futures Contracts, each Fund is required to deposit and maintain margin with respect to put and call options on Futures Contracts written by it. Such margin deposits will vary depending on the nature of the underlying Futures Contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund. A Fund will set aside in a segregated account at the Fund's custodian liquid assets, such as cash, U.S. government securities or other high grade liquid debt obligations equal in value to the amount due on the underlying obligation. Such segregated assets will be marked-to-market daily, and additional assets will be placed in the segregated account whenever the total value of the segregated account falls below the amount due on the underlying obligation.

   The risks associated with the use of options on Futures Contracts include the risk that a Fund may close out its position as a writer of an option only if a liquid secondary market exists for such options, which cannot be assured. A Fund's successful use of options on Futures Contracts depends on NIAC's, NWQ's or ICAP's ability to correctly predict the movement in prices of Futures Contracts and the underlying instruments, which may prove to be incorrect. In addition, there may be imperfect correlation between the instruments being hedged and the Futures Contract subject to the option. For additional information, see "Futures Contracts." Certain characteristics of the futures market might increase the risk that movements in the prices of Futures Contracts or options on Futures Contracts might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and options on Futures Contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures or options on Futures Contracts positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase the price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because of initial margin deposit requirements in futures markets, there might be increased participation by speculators in the futures markets.This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading," and other investment strategies might result in temporary price distortions.

Federal Income Tax Treatment of Futures Contracts

   For federal income tax purposes, each Fund is required to recognize as income for each taxable year its net unrealized gains and losses on Futures Contracts as of the end of the year to the extent that such Futures Contracts are held as stock in trade or inventory of the Fund (such Futures Contracts are hereinafter referred to as the "Excepted Futures Contracts"), as well as gains and losses actually realized during the year. Except for transactions in Excepted Futures Contracts that are classified as part of a "mixed straddle" under Code Section 1256, any gain or loss recognized with respect to an Excepted Futures Contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the Excepted Futures Contract.

   Each Fund will distribute to shareholders annually any net capital gains which have been recognized for federal income tax purposes (including unrealized gains at the end of the Fund's fiscal year) on Futures transactions. Such distributions will be combined with distributions of capital gains realized on a Fund's other investments and shareholders will be advised of the nature of the payments.

Risks and Special Considerations Concerning Derivatives

   The use of derivative instruments involves certain general risks and considerations as described below. The specific risks pertaining to certain types of derivative instruments are described herein.

   (1) Market Risk. Market risk is the risk that the value of the underlying assets may go up or down. Adverse movements in the value of an underlying asset can expose the Fund to losses. Market risk is the primary risk associated with derivative transactions. Derivative instruments may include elements of leverage and, accordingly, fluctuations in the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the portfolio manager's ability to predict movements of the securities, currencies, and commodities markets, which may require different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed. A decision to engage in a derivative transaction will reflect the portfolio manager's judgment that the derivative transaction will provide value to the applicable Fund and its shareholders and is consistent with the Fund's objectives, investment limitations, and operating policies. In making such a judgment, the portfolio manager will analyze the benefits and risks of the derivative transactions and weigh them in the context of the Fund's overall investments and investment objective.

   (2) Credit Risk. Credit risk is the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivatives is generally less than for privately-negotiated or OTC derivatives, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, a Fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to the Fund. A Fund will enter into transactions in derivative instruments only with counterparties that their respective portfolio manager reasonably believes are capable of performing under the contract.

   (3) Correlation Risk. Correlation risk is the risk that there might be an imperfect correlation, or even no correlation, between price movements of a derivative instrument and price movements of investments being hedged. When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged with any change in the price of the underlying asset. With an imperfect hedge, the value of the derivative instrument and its hedge are not perfectly correlated. For example, if the value of a derivative instrument used in a short hedge (such as writing a call option, buying a put option or selling a futures contract) increased by less than the decline in value of the hedged investments, the hedge would not be perfectly correlated. This might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. The effectiveness of hedges using instruments on indices will depend, in part, on the degree of correlation between price movements in the index and the price movements in the investments being hedged.

   (4) Liquidity Risk. Liquidity risk is the risk that a derivative instrument cannot be sold, closed out, or replaced quickly at or very close to its fundamental value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. A Fund might be required by applicable regulatory requirements to maintain assets as "cover," maintain segregated accounts, and/or make margin payments when it takes positions in derivative instruments involving obligations to third parties (i.e., instruments other than purchase options). If a Fund is unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expires, matures, or is closed out. These requirements might impair a Fund's ability to sell a security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. A Fund's ability to sell or close out a position in an instrument prior to expiration or maturity depends upon the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. Due to liquidity risk, there is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to a Fund.

   (5) Legal Risk. Legal risk is the risk of loss caused by the unenforceability of a party's obligations under the derivative. While a party seeking price certainty agrees to surrender the potential upside in exchange for downside protection, the party taking the risk is looking for a positive payoff. Despite this voluntary assumption of risk, a counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

   (6) Systemic or "Interconnection" Risk. Systemic or interconnection risk is the risk that a disruption in the financial markets will cause difficulties for all market participants. In other words, a disruption in one market will spill over into other markets, perhaps creating a chain reaction. Much of the OTC derivatives market takes place among the OTC dealers themselves, thus creating a large interconnected web of financial obligations. This interconnectedness raises the possibility that a default by one large dealer could create losses for other dealers and destabilize the entire market for OTC derivative instruments.

Foreign Hedging Instruments

   Foreign Currency Transactions. The NWQ Multi-Cap Fund may engage in foreign currency forward contracts, options, and futures transactions. The NWQ Multi-Cap Fund will enter into foreign currency transactions for hedging and other permissible risk management purposes only. Foreign currency futures and options contracts are traded in the U.S. on regulated exchanges such as the Chicago Mercantile Exchange, the Mid-America Commodities Exchange, and the Philadelphia Stock Exchange. If the NWQ Multi-Cap Fund invests in a currency futures or options contract, it must make a margin deposit to secure performance of such contract. With respect to investments in currency futures contracts, the NWQ Multi-Cap Fund may also be required to make a variation margin deposit because the value of futures contracts fluctuates from purchase to maturity. In addition, the NWQ Multi-Cap Fund may segregate assets to cover its futures contracts obligations.

   Forward Foreign Currency Exchange Contracts. The NWQ Multi-Cap Fund may enter into forward foreign currency exchange contracts. Forward foreign currency exchange contracts may limit potential gains that could result from a positive change in such currency relationships. The portfolio manager believes that it is important to have the flexibility to enter into forward foreign currency exchange contracts whenever it determines that it is in the NWQ Multi-Cap Fund's best interest to do so. The NWQ Multi-Cap Fund will not speculate in foreign currency exchange.

   The NWQ Multi-Cap Fund will not enter into forward foreign currency exchange contracts or maintain a net exposure in such contracts that it would be obligated to deliver an amount of foreign currency in excess of the value of its portfolio securities or other assets denominated in that currency or, in the case of a "cross-hedge," denominated in a currency or currencies that the portfolio manager believes will tend to be closely correlated with that currency with regard to price movements. Generally, the NWQ Multi-Cap Fund will not enter into a forward foreign currency exchange contract with a term longer than one year.

   Foreign Currency Options. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price on a specified date or during the option period. The owner of a call option has the right, but not the obligation, to buy the currency. Conversely, the owner of a put option has the right, but not the obligation, to sell the currency. When the option is exercised, the seller (i.e., writer) of the option is obligated to fulfill the terms of the sold option. However, either the seller or the buyer may, in the secondary market, close its position during the option period at any time prior to expiration.

   A call option on foreign currency generally rises in value if the underlying currency appreciates in value, and a put option on a foreign currency generally rises in value if the underlying currency depreciates in value. Although purchasing a foreign currency option can protect the NWQ Multi-Cap Fund against an adverse movement in the value of a foreign currency, the option will not limit the movement in the value of such currency. For example, if the NWQ Multi-Cap Fund held securities denominated in a foreign currency that was appreciating and had purchased a foreign currency put to hedge against a decline in the value of the currency, the NWQ Multi-Cap Fund would not have to exercise its put option. Likewise, if the NWQ Multi-Cap Fund entered into a contract to purchase a security denominated in foreign currency and, in conjunction with that purchase, purchased a foreign currency call option to hedge against a rise in value of the currency, and if the value of the currency instead depreciated between the date of purchase and the settlement date, the NWQ Multi-Cap Fund would not have to exercise its call. Instead, the NWQ Multi-Cap Fund could acquire in the spot market the amount of foreign currency needed for settlement.

   Special Risks Associated with Foreign Currency Options. Buyers and sellers of foreign currency options are subject to the same risks that apply to options generally. In addition, there are certain risks associated with foreign currency options. The markets in foreign currency options are relatively new, and the NWQ Multi-Cap Fund's ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. Although the NWQ Multi-Cap Fund will not purchase or write such options unless and until, in the opinion of the portfolio manager, the market for them has developed sufficiently to ensure that the risks in connection with such options are not greater than the risks in connection with the underlying currency, there can be no assurance that a liquid secondary market will exist for a particular option at any specific time.

   In addition, options on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally. The value of a foreign currency option depends upon the value of the underlying currency relative to the U. S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

   There is no systematic reporting of last sale information for foreign currencies or any regulatory requirements that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U. S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets until they reopen.

   Foreign Currency Futures Transactions. By using foreign currency futures contracts and options on such contracts, the Fund may be able to achieve many of the same objectives as it would through the use of forward foreign currency exchange contracts. The NWQ Multi-Cap Fund may be able to achieve these objectives possibly more effectively and at a lower cost by using futures transactions instead of forward foreign currency exchange contracts.

   Special Risks Associated with Foreign Currency Futures Contracts and Related Options. Buyers and sellers of foreign currency futures contacts are subject to the same risks that apply to the use of futures generally. In addition, there are risks associated with foreign currency futures contracts and their use as a hedging device similar to those associated with options on currencies, as described above.

   Options on foreign currency futures contracts may involve certain additional risks. Trading options on foreign currency futures contracts is relatively new. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. To reduce this risk, the NWQ Multi-Cap Fund will not purchase or write options on foreign currency futures contracts unless and until, in the opinion of its portfolio manager, the market for such options has developed sufficiently that the risks in connection with such options are not greater than the risks in connection with transactions in the underlying foreign currency futures contracts. Compared to the purchase or sale of foreign currency futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the NWQ Multi-Cap Fund because the maximum amount at risk is the premium paid for the option (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss, such as when there is no movement in the price of the underlying currency or futures contract.

Swaps, Caps, Collars and Floors

Swap Agreements

   A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices, indexes or inflation rates.

   Swap agreements may increase or decrease the overall volatility of the investments of a Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a Fund. If a swap agreement calls for payments by a Fund, the Fund must be prepared to make such payments when due. In addition, if the counter-party's creditworthiness declines, the value of a swap agreement would be likely to decline, potentially resulting in losses.

   Generally, swap agreements have a fixed maturity date that will be agreed upon by the parties. The agreement can be terminated before the maturity date only under limited circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. A Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counter-party is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, a Fund may not be able to recover the money it expected to receive under the contract.

   A swap agreement can be a form of leverage, which can magnify a Fund's gains or losses. In order to reduce the risk associated with leveraging, a Fund may cover its current obligations under swap agreements according to guidelines established by the SEC. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.

   Equity Swaps. In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that a Fund will be committed to pay.

   Interest Rate Swaps. Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are "fixed-for floating rate swaps," "termed basis swaps" and "index amortizing swaps." Fixed-for floating rate swaps involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for floating swaps where the notional amount changes if certain conditions are met.

   Like a traditional investment in a debt security, a Fund could lose money by investing in an interest rate swap if interest rates change adversely. For example, if a Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, the Fund may have to pay more money than it receives. Similarly, if a enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, the Fund may receive less money than it has agreed to pay.

   Currency Swaps. A currency swap is an agreement between two parties in which one party agrees to make interest rate payments in one currency and the other promises to make interest rate payments in another currency. A Fund may enter into a currency swap when it has one currency and desires a different currency. Typically the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. Changes in foreign exchange rates and changes in interest rates, as described above, may negatively affect currency swaps.

Caps, Collars and Floors

   Caps and floors have an effect similar to buying or writing options. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level. The seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Other Investment Policies and Techniques

Illiquid Securities

   Each Fund may invest in illiquid securities (i.e., securities that are not readily marketable). For purposes of this restriction, illiquid securities include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"), but that are deemed to be illiquid; and repurchase agreements with maturities in excess of seven days. However, a Fund will not acquire illiquid securities if, as a result, such securities would comprise more than 15% of the value of the Fund's net assets. The Board of Trustees or its delegate has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of this 15% limitation. The Board of Trustees has delegated to ICAP or NWQ, as applicable, the day-to-day determination of the illiquidity of any equity or taxable fixed-income security held by a Fund for which it serves as sub-adviser and to NIAC as to any municipal security, although NIAC has retained oversight and ultimate responsibility for such determinations. Although no definitive liquidity criteria are used, the Board of Trustees has directed ICAP, NWQ and NIAC to look to such factors as (i) the nature of the market for a security (including the institutional private resale market; the frequency of trades and quotes for the security; the number of dealers willing to purchase or sell the security; and the amount of time normally needed to dispose of the security and the method of soliciting offers and the mechanics of transfer), (ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments), and (iii) other permissible relevant factors.

   Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at a fair value as determined in good faith by the Board of Trustees or its delegate. If, through the appreciation of illiquid securities or the depreciation of liquid securities, a Fund should be in a position where more than 15% of the value of its net assets are invested in illiquid securities, including restricted securities which are not readily marketable, the affected Fund will take such steps as is deemed advisable, if any, to protect liquidity.

Short Sales Against the Box

   When ICAP, NWQ or NIAC, as applicable, believes that the price of a particular security held by a Fund may decline, it may make "short sales against the box" to hedge the unrealized gain on such security. Selling short against the box involves selling a security which a Fund owns for delivery at a specified date in the future. The Funds will limit their transactions in short sales against the box to 5% of their net assets. In addition, a Fund will limit its transactions such that the value of the securities of any issuer in which it is short will not exceed the lesser of 2% of the value of the Fund's net assets or 2% of the securities of any class of the issuer. If, for example, a Fund bought 100 shares of ABC at $40 per share in January and the price appreciates to $50 in March, the Fund might "sell short" the 100 shares at

$50 for delivery the following July. Thereafter, if the price of the stock declines to $45, it will realize the full $1,000 gain rather than the $500 gain it would have received had it sold the stock in the market. On the other hand, if the price appreciates to $55 per share, the Fund would be required to sell at $50 and thus receive a $1,000 gain rather than the $1,500 gain it would have received had it sold the stock in the market. A Fund may also be required to pay a premium for short sales which would partially offset any gain.

Warrants

   Each Fund may invest in warrants if, after giving effect thereto, not more than 5% of its net assets will be invested in warrants other than warrants acquired in units or attached to other securities. Of such 5%, not more than 2% of its assets at the time of purchase may be invested in warrants that are not listed on the New York Stock Exchange or the American Stock Exchange. Investing in warrants is purely speculative in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. Warrants basically are options to purchase equity securities at a specific price for a specific period of time. They do not represent ownership of the securities but only the right to buy them. Warrants are issued by the issuer of the security, which may be purchased on their exercise. The prices of warrants do not necessarily parallel the prices of the underlying securities.

Delayed-Delivery Transactions

   Each Fund may from time to time purchase securities on a "when-issued" or other delayed-delivery basis. The price of securities purchased on a when-issued basis is fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within 45 days of the purchase. During the period between the purchase and settlement, no payment is made by a Fund to the issuer and no interest is accrued on debt securities or dividend income is earned on equity securities. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. This risk is in addition to the risk of decline in value of the Fund's other assets. While when-issued securities may be sold prior to the settlement date, the Funds intend to purchase such securities with the purpose of actually acquiring them. At the time a Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. The Funds do not believe that net asset value will be adversely affected by purchases of securities on a when-issued basis.

   Each Fund will maintain cash, U.S. government securities and high grade liquid debt securities equal in value to commitments for when-issued securities. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date. When the time comes to pay for when-issued securities, each Fund will meet its obligations from then available cash flow, sale of the securities held in the separate account (described above) sale of other securities or, although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than each Fund's payment obligation).

Unseasoned Companies

   Each Fund, other than the NWQ Multi-Cap Fund, may not invest more than 5% of its net assets in unseasoned issuers. While smaller companies generally have potential for rapid growth, they often involve higher risks because they lack the management experience, financial resources, product diversification, and competitive strengths of larger corporations. Also, in many instances, the securities of smaller companies are traded only over-the-counter or on regional securities exchanges, and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of smaller companies may be subject to wider price fluctuations. When making large sales, a Fund may have to sell portfolio holdings of small companies at discounts from quoted prices or may have to make a series of smaller sales over an extended period of time due to the trading volume in smaller company securities.

Lending of Portfolio Securities

   Each Fund may lend its portfolio securities, up to 33 1/3% of its total assets, to broker-dealers or institutional investors. The loans will be secured continuously by collateral at least equal to the value of the securities lent by "marking to market" daily. A Fund will continue to receive the equivalent of the interest or dividends paid by the issuer of the securities lent and will retain the right to call, upon notice, the lent securities. A Fund may also receive interest on the investment of the collateral or a fee from the borrower as compensation for the loan. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to firms deemed by the portfolio manager to be of good standing.

Investment Companies

   Each Fund may invest in shares of other investment companies to the extent permitted by the Investment Company Act of 1940. Such companies include open-end funds, closed-end funds and unit investment trusts. Investing in another investment company subjects a Fund to the same risks associated with investing in the securities held by the applicable investment company. In addition, the benefit of investing in another investment company is largely dependent on the skill of the investment adviser of the underlying company and whether the associated fees and costs involved with investing in such company are offset by the potential gains. Investing in another investment company, including those affiliated with a Fund or its investment adviser, may subject the Fund to overlapping fees and expenses that may be payable to the adviser or its affiliates.

Portfolio Turnover


   The June 30, 2003 fiscal year portfolio turnover rate was 13%, significantly lower than the March 31, 2003 rate due to the June 30, 2003 fiscal year being only three months. The June 30, 2004 fiscal year portfolio turnover rate was 21%.

                                  MANAGEMENT


   The management of the Trust, including general supervision of the duties performed for the Fund under the Management Agreement, is the responsibility of its Board of Trustees. The number of trustees of the Trust is seven, one of whom is an "interested person" (as the term "interested person" is defined in the Investment Company Act of 1940) and six of whom are not interested persons (referred to herein as "independent trustees"). None of the independent trustees has ever been a trustee, director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Fund, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.



                                                                                                 Number of
                                                                                               Portfolios in    Other
                                                                                                   Fund       Director-
                      Position(s)    Term of Office                                               Complex       ships
  Name, Address and      Held        and Length of             Principal Occupation(s)           Overseen      Held by
    Date of Birth     with Funds      Time Served                During Past 5 Years            by Trustee     Trustee
--------------------- ----------- --------------------  -------------------------------------- ------------- -----------
Trustees who are not interested persons of the Funds
----------------------------------------------------
Robert P. Bremner     Trustee     .Term -               Private Investor and Management             145          N/A
333 W. Wacker Drive                Indefinite(1)        Consultant.
Chicago, IL 60606                 .Length of Service -
(1/26/33)                          Since 2003

Lawrence H. Brown     Trustee     .Term -               Retired (August 1989) as Senior             145          See
333 West Wacker Drive              Indefinite(1)        Vice President of The Northern                        Principal
Chicago, IL 60606                 .Length of Service -  Trust Company; Director of the                       Occupation
(7/29/34)                          Since 2003           United Way of Highland Park-                         description
                                                        Highwood (since 2002).

Jack B. Evans         Trustee     .Term -               President, The Hall-Perrine                 145          See
333 West Wacker Drive              Indefinite(1)        Foundation (a private philanthropic                   Principal
Chicago, IL 60606                 .Length of Service -  corporation); Director, Alliant                      Occupation
(10/22/48)                         Since inception      Energy; Director and Vice                            description
                                                        Chairman, United Fire and Casualty
                                                        Company; Director, Federal Reserve
                                                        Bank of Chicago; previously
                                                        President and Chief Operating
                                                        Officer, SCI Financial Group, Inc.
                                                        (a regional financial services firm).

William C. Hunter**   Trustee     .Term -               Dean and Distinguished Professor            145          See
3/06/48                            Indefinite(1)        of Finance, School of Business at                     Principal
333 West Wacker Drive             .Length of Service -  the University of Connecticut (since                 Occupation
Chicago, IL 60606                  Since 2004           2003); previously, Senior Vice                       description
                                                        President and Director of Research
                                                        at the Federal Reserve Bank of
                                                        Chicago (1995-2003); Director
                                                        (since 1997), Credit Research Center
                                                        at Georgetown University; Director
                                                        (since 2004) of Xerox Corporation.

William J. Schneider  Trustee     .Term -               Senior Partner and Chief Operating          145          See
333 West Wacker Drive              Indefinite(1)        Officer, Miller-Valentine Group,                      Principal
Chicago, IL 60606                 .Length of Service -  Vice President, Miller-Valentine                     Occupation
(9/24/44)                          Since 2003           Realty, a construction company;                      description
                                                        Chair, Miami Valley Hospital; Chair,
                                                        Dayton Development Coalition;
                                                        formerly, Member, Community
                                                        Advisory Board, National City Bank,
                                                        Dayton, Ohio; and Business
                                                        Advisory Council, Cleveland
                                                        Federal Reserve Bank.

Judith M. Stockdale   Trustee     .Term -               Executive Director, Gaylord and             145          N/A
333 West Wacker Drive              Indefinite(1)        Dorothy Donnelley Foundation
Chicago, IL 60606                 .Length of Service -  (since 1994); prior thereto, Executive
(12/29/47)                         Since 2003           Director, Great Lakes Protection
                                                        Fund (from 1990 to 1994).

  -----------------------------------------------------------------------------
                                                                                                  Number of
                                                                                                Portfolios in    Other
                                                                                                    Fund       Director-
                         Position(s)    Term of Office                                             Complex       ships
   Name, Address and        Held        and Length of            Principal Occupation(s)          Overseen      Held by
     Date of Birth       with Funds      Time Served               During Past 5 Years           by Trustee     Trustee
------------------------ ----------- --------------------  ------------------------------------ ------------- -----------
Trustee who is an interested person of the Funds
------------------------------------------------
*Timothy R. Schwertfeger Chairman    .Term -               Chairman (since 1999) and Trustee         145          See
333 West Wacker Drive    and Trustee  Indefinite(1)        of the funds advised by Nuveen                      Principal
Chicago, IL 60606                    .Length of Service -  Institutional Advisory Corp. (since                Occupation
(3/28/49)                             Since inception      1996); Chairman (since 1996) and                   description
                                                           Director of Nuveen Investments,
                                                           Inc., Nuveen Investments, LLC,
                                                           Nuveen Advisory Corp., Nuveen
                                                           Institutional Advisory Corp. and the
                                                           funds advised by Nuveen Advisory
                                                           Corp.; Director (since 1996) of
                                                           Institutional Capital Corporation;
                                                           Chairman and Director (since 1997)
                                                           of Nuveen Asset Management, Inc.;
                                                           Chairman and Director of
                                                           Rittenhouse Asset Management, Inc.
                                                           (since 1999); Chairman of Nuveen
                                                           Investments Advisers, Inc. (since
                                                           2002).

--------
* "Interested person" is defined in the Investment Company Act of 1940, as amended, by reason of being an officer and director of the Fund's investment adviser, NIAC.


** Trustee Hunter was appointed to the Nuveen Funds' Board in 2004.


(1)Trustees serve an indefinite term until his/her successor is elected.


   The following table sets forth information with respect to each officer of the Fund, other than Mr. Schwertfeger who is a trustee and is included in the table relating to the trustees. Officers of the Fund receive no compensation from the Fund. The terms of office of all officers will expire in July 2005.



  -----------------------------------------------------------------------------
                                                                                                             Number of
                                                                                                           Portfolios in
                       Position(s)       Term of Office                                                    Fund Complex
  Name, Address and       Held           and Length of                  Principal Occupation(s)              Served by
    Date of Birth      with Funds         Time Served                     During Past 5 Years                 Officer
--------------------- -------------- -----------------------  -------------------------------------------- -------------
Officers of the Funds
---------------------
Gifford R. Zimmerman  Chief          .Term - Until July 2005  Managing Director (since 2002), Assistant         145
333 West Wacker Drive Administrative .Length of Service -     Secretary and Associate General Counsel,
Chicago, IL 60606     Officer         Since inception         formerly, Vice President and Assistant
(9/9/56)                                                      General Counsel of Nuveen Investments,
                                                              LLC; Managing Director (since 2002),
                                                              General Counsel and Assistant Secretary,
                                                              formerly, Vice President of Nuveen Advisory
                                                              Corp. and Nuveen Institutional Advisory
                                                              Corp.; Managing Director (since 2002),
                                                              Associate General Counsel and Assistant
                                                              Secretary (since 2000) of Nuveen Asset
                                                              Management Inc.; Assistant Secretary of
                                                              NWQ Investment Management Company,
                                                              LLC (since 2002); Vice President and
                                                              Assistant Secretary of Nuveen Investments
                                                              Advisers Inc. (since 2002); Managing
                                                              Director, Associate General Counsel and
                                                              Assistant Secretary of Rittenhouse Asset
                                                              Management, Inc. (since May 2003);
                                                              Managing Director (since 2004) and Assistant
                                                              Secretary of Nuveen Investments, Inc.;
                                                              Chartered Financial Analyst.

                                                                                                             Number of
                                                                                                           Portfolios in
                       Position(s)       Term of Office                                                    Fund Complex
  Name, Address and       Held           and Length of                  Principal Occupation(s)              Served by
    Date of Birth       with Fund         Time Served                     During Past 5 Years                 Officer
--------------------- -------------- -----------------------  -------------------------------------------- -------------
Michael T. Atkinson   Vice President .Term - Until July 2005  Vice President (since 2002); formerly,            145
333 West Wacker Drive and Assistant  .Length of Service -     Assistant Vice President (since 2000);
Chicago, IL 60606     Secretary       Since 2002              previously, Associate of Nuveen
(2/3/66)                                                      Investments, LLC.

Peter H. D'Arrigo     Vice President .Term - Until July 2005  Vice President of Nuveen Investments, LLC         145
333 West Wacker Drive and Treasurer  .Length of Service -     (since 1999); prior thereto, Assistant Vice
Chicago, IL 60606                     Since inception         President from 1997 to 1999; formerly,
(11/28/67)                                                    Associate of Nuveen Investments; Vice
                                                              President and Treasurer of Nuveen Senior
                                                              Loan Asset Management Inc. (since 1999);
                                                              Chartered Financial Analyst.

Jessica R. Droeger    Vice President .Term - Until July 2005  Vice President (since 2002) and Assistant         145
333 West Wacker Drive and Secretary  .Length of Service -     General Counsel (since 1998), formerly
Chicago, IL 60606                     Since 2002              Assistant Vice President (since 1998) of
(9/24/64)                                                     Nuveen Investments, LLC; Vice President
                                                              (since 2002) and Assistant Secretary (since
                                                              1998), formerly Assistant Vice President of
                                                              Nuveen Advisory Corp. and Nuveen
                                                              Institutional Advisory Corp.

Lorna C. Ferguson     Vice President .Term - Until July 2005  Managing Director (since 2004), formerly          145
333 West Wacker Drive                .Length of Service -     Vice President of Nuveen Investments, LLC;
Chicago, IL 60606                     Since inception         Vice President of Nuveen Advisory Corp.
(10/24/45)                                                    and Nuveen Institutional Advisory Corp.

William M. Fitzgerald Vice President .Term - Until July 2005  Managing Director (since 2002) of Nuveen          145
333 West Wacker Drive                .Length of Service -     Investments, LLC; Managing Director (since
Chicago, IL 60606                     Since inception         2001), formerly Vice President (since 1995)
(3/2/64)                                                      of Nuveen Advisory Corp. and Nuveen
                                                              Institutional Advisory Corp.; Chartered
                                                              Financial Analyst.

Stephen D. Foy        Vice President .Term - Until July 2005  Vice President of Nuveen Investments, LLC         145
333 West Wacker Drive and Controller .Length of Service -     and formerly of Nuveen Investments, Inc.;
Chicago, IL 60606                     Since inception         Certified Public Accountant.
(5/31/54)

James D. Grassi       Vice President .Term - Until July 2005  Vice President and Deputy Director of             145
4/13/56               and Chief      .Length of Service -     Compliance (since August, 2004) of Nuveen
333 W. Wacker Drive   Compliance      Since 2004              Investments, LLC, Nuveen Investments
Chicago, IL 60606     Officer                                 Advisers Inc., Nuveen Asset Management
                                                              Inc., Nuveen Advisory Corp., Nuveen
                                                              Institutional Advisory Corp. and Rittenhouse
                                                              Asset Management, Inc.; formerly, Senior
                                                              Attorney (1994-July 2004), The Northern
                                                              Trust Company.

David J. Lamb         Vice President .Term - Until July 2005  Vice President of Nuveen Investments, LLC         145
333 West Wacker Drive                .Length of Service -     (since 2000); prior thereto, Assistant
Chicago, IL 60606                     Since inception         Vice President (since 1999), formerly
(3/22/63)                                                     Associate of Nuveen Investments, LLC;
                                                              Certified Public Accountant.

Tina M. Lazar         Vice President .Term - Until July 2005  Vice President of Nuveen Investments, LLC         145
333 West Wacker Drive                .Length of Service -     (since 1999); prior thereto, Assistant
Chicago, IL 60606                     Since 2002              Vice President (since 1993).
(6/27/61)

                                                                                                             Number of
                                                                                                           Portfolios in
                       Position(s)       Term of Office                                                    Fund Complex
  Name, Address and       Held           and Length of                  Principal Occupation(s)              Served by
    Date of Birth      with Funds         Time Served                     During Past 5 Years                 Officer
--------------------- -------------- -----------------------  -------------------------------------------- -------------
Larry W. Martin       Vice President .Term - Until July 2005  Vice President, Assistant Secretary and           145
333 West Wacker Drive and Assistant  .Length of Service -     Assistant General Counsel of Nuveen
Chicago, IL 60606     Secretary       Since inception         Investments, LLC; Vice President and
(7/27/51)                                                     Assistant Secretary of Nuveen Advisory Corp.
                                                              and Nuveen Institutional Advisory Corp.;
                                                              Assistant Secretary of Nuveen Investments,
                                                              Inc.; Assistant Secretary of Nuveen Asset
                                                              Management, Inc. (since 1997); Vice
                                                              President (since 2000), Assistant Secretary
                                                              and Assistant General Counsel (since 1998)
                                                              of Rittenhouse Asset Management, Inc.; Vice
                                                              President and Assistant Secretary of Nuveen
                                                              Investments Advisers Inc. (since 2002);
                                                              Assistant Secretary of NWQ Investment
                                                              Management Company, LLC (since 2002).

Edward F. Neild, IV   Vice President .Term - Until July 2005  Managing Director (since 2002), formerly          145
333 West Wacker Drive                .Length of Service -     Vice President of Nuveen Investments;
Chicago, IL 60606                     Since inception         Managing Director (since 1997) of Nuveen
(7/7/65)                                                      Advisory Corp. and Nuveen Institutional
                                                              Advisory Corp.; Chartered Financial Analyst.



   Robert P. Bremner, Judith M. Stockdale and Timothy R. Schwertfeger serve as members of the Executive Committee of the Board of Trustees. The Executive Committee, which meets between regular meetings of the Board of Trustees, is authorized to exercise all of the powers of the Board of Trustees.



   The trustees of the Trust are directors or trustees, as the case may be, of 145 open-end and closed-end funds sponsored by Nuveen. None of the independent trustees has ever been a director, officer, or employee of, or a consultant to, NIAC, Nuveen or their affiliates.





   The following table shows, for each Trustee who is not affiliated with Nuveen or NIAC, (1) the aggregate compensation paid by the Funds for their fiscal year ended June 30, 2004, (2) pension or retirement accrued as part of Fund expenses, (3) estimated annual benefits upon retirement, and (4) the total compensation paid by the Nuveen funds during the fiscal year ended June 30, 2004. The Fund has no retirement or pension plans.



                                                                   Total
                                                   Amount of   Compensation
                                     Aggregate       Total      From Funds
                                    Compensation Compensation    and Fund
                                      From the   that Has Been Complex Paid
   Name of Person, Position           Funds/1/    Deferred/2/  to Trustees/3/
   ------------------------         ------------ ------------- -------------
   William E. Bennett, Trustee/4/..    $3,249       $3,010       $100,767
   Robert P. Bremner, Trustee......     1,648          233        110,417
   Lawrence H. Brown, Trustee......     1,548           --        112,500
   Jack B. Evans, Trustee..........     2,735          668        102,000
   William C. Hunter/5/............       238          214         17,125
   Anne E. Impellizzeri, Trustee/6/     1,049          970        101,600
   William L. Kissick, Trustee/6/..     2,083          977         88,250
   Thomas E. Leafstrand, Trustee/6/     3,163        2,272        102,100
   Peter R. Sawers, Trustee/6/.....     1,131        1,043        104,000
   William J. Schneider, Trustee...     1,726        1,607        112,917
   Judith M. Stockdale, Trustee....     1,019          259        101,750
   Sheila W. Wellington, Trustee/6/     2,081        1,962         85,500



--------

/1/ The compensation paid to the independent trustees for the fiscal year ended June 30, 2004 for services to the Trust.



/2/ Pursuant to a deferred compensation agreement with the Trust, deferred amounts are treated as though an equivalent dollar amount has been invested in shares of one or more eligible Nuveen

   Funds. The amounts provided are the total deferred fees (including the return from the assumed investment in the eligible Nuveen Funds) payable from the Trust.



/3/ Based on the compensation paid (including any amounts deferred) to the trustees for the one year period ending June 30, 2004 for services to the open-end and closed-end funds advised by Nuveen Advisory Corp. and NIAC.



/4/  Mr. Bennett resigned as Trustee on April 30, 2004.



/5/  Mr. Hunter became a Trustee on May 16, 2004.



/6 /Trustees Impellizzeri, Kissick, Leafstrand, Sawers, and Wellington retired on June 30, 2004.





Compensation





   The trustee affiliated with Nuveen and NIAC serves without any compensation from the Funds. Trustees who are not affiliated with Nuveen or NIAC ("Independent Trustees") receive a $65,000 annual retainer for all Nuveen Funds, plus (a) a fee of $2,000 per day for attendance in person or by telephone at a regularly scheduled meeting of the Board; (b) a fee of $1,000 per day for attendance in person where such in-person attendance is required and $500 per day for attendance by telephone or in person where in-person attendance is not required at a special, non-regularly scheduled, board meeting; (c) a fee of $1,000 per day for attendance in person at an Audit Committee meeting where in-person attendance is required and $500 per day for attendance by telephone or in person where in-person attendance is not required; (d) a fee of $500 per day for attendance in person or by telephone for a meeting of the dividend committee; and (e) a fee of $500 per day for attendance in person at all other committee meetings on a day on which no regularly scheduled Board meeting is held in which in-person attendance is required and $250 per day for attendance by telephone or in person at such meetings where in-person attendance is not required (except that the Executive Committee acting as the Pricing Committee will receive $100 per day), plus, in each case, expenses incurred in attending such meetings. In addition to the payments described above, the Chairpersons of the Audit, Compliance, Risk Management and Regulatory Oversight, and Nominating and Governance Committees shall receive $5,000 to be paid as an addition to the annual retainer paid to such individuals. When ad hoc committees are organized, the Board may provide for additional compensation to be paid to the members of such committees. The annual retainer, fees and expenses are allocated among the funds managed by each Fund's adviser, Nuveen Advisory or NIAC (as applicable), on the basis of relative net asset sizes although fund management may, in its discretion, establish a minimum amount to be allocated to each fund.



   Under the Funds' retirement policy for Independent Board Members, which provides that Independent Board Members will retire at the earlier of age 72 or after board service of 15 years, Board Members Leafstrand and Wellington retired on June 30, 2004. In addition, Board Members Impellizzeri, Kissick and Sawers, who had not then reached the age or service period at which retirement would be called for under the retirement policy, retired on June 30, 2004. At the time of their retirement, Board Members Impellizzeri, Kissick and Sawers received a payment of $75,000 as partial compensation for the earnings they would have received if they had continued as Independent Board Members until the term specified in the current retirement policy.

   The following table sets forth the dollar range of equity securities beneficially owned by each trustee as of July 31, 2004:


                                                                                       Aggregate Dollar Range of
                                                                                       Equity Securities in All
                              Dollar Range of Equity Securities in the Funds             Registered Investment
                     -----------------------------------------------------------------   Companies Overseen by
                          Large-         Muni/Stock      Stock/Bond      NWQ Multi-      Trustee in Family of
Name of Trustee       Cap Value Fund        Fund            Fund          Cap Fund       Investment Companies
---------------      ---------------- ---------------- --------------- --------------- -------------------------
Robert P. Bremner... $ 10,001-$50,000 $              0 $10,001-$50,000 $             0           over $100,000
Laurence H. Brown... $50,001-$100,000 $50,001-$100,000 $             0 $10,001-$50,000           over $100,000
Jack B. Evans.......    over $100,000 $              0 $10,001-$50,000 $10,001-$50,000           over $100,000
William C. Hunter... $              0 $              0 $10,001-$50,000 $10,001-$50,000         $10,001-$50,000
William S. Schneider    over $100,000 $              0 $             0 $             0   over $        100,000
Timothy R.
 Schwertfeger.......    over $100,000 $              0 $             0   over $100,000   over $        100,000
Judith M. Stockdale. $ 10,001-$50,000 $              0 $             0 $10,001-$50,000           over $100,000




   The independent trustees who are not interested persons of the Trust have represented that they do not own beneficially or of record, any security of NIAC, Nuveen or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with NIAC, ICAP, NWQ or Nuveen.



   Nuveen Investments, Inc. ("JNC") maintains its charitable contributions programs to encourage the active support and involvement of individuals in the civic activities of their community. These programs include a matching contributions program and a direct contributions program.

   The independent trustees of the funds managed by the NIAC are eligible to participate in the charitable contributions program of JNC. Under the matching program, JNC will match the personal contributions of a trustee to Section 501(c)(3) organizations up to an aggregate maximum amount of $10,000 during any calendar year. Under its direct (non-matching) program, JNC makes contributions to qualifying Section 501(c)(3) organizations, as approved by the Corporate Contributions Committee of JNC. The independent trustees are also eligible to submit proposals to the committee requesting that contributions be made under this program to Section 501(c)(3) organizations identified by the trustees, in an aggregate amount not to exceed $5,000 during any calendar year. Any contribution made by JNC under the direct program is made solely at the discretion of the Corporate Contributions Committee.


   As of October 13, 2004, the officers and trustees of each Fund, in the aggregate, own less than 1% of the shares of each Fund.



   The following table sets forth the percentage ownership of each person, who, as of October 13, 2004, owns of record, or is known by the Trust to own of record or beneficially 5% or more of any class of a Fund's shares.



                                                                    Percentage
                                                                    of Record
  Name of Fund and Class            Name and Address of Owner       Ownership
  ----------------------            -------------------------       ----------
  Nuveen Large-Cap Value Fund
    Class A Shares........... Merrill Lynch, Pierce, Fenner & Smith   15.62%
                              For the benefit of its customers
                              Attn: Fund Administration
                              4800 Deer Lake Dr. E Fl 3
                              Jacksonville, FL 32246-6484

    Class B Shares........... Merrill Lynch, Pierce, Fenner & Smith   31.53%
                              For the benefit of its customers
                              Attn: Fund Administration 97KH6
                              4800 Deer Lake Dr. E Fl 3
                              Jacksonville, FL 32246-6484

                                                                                  Percentage
                                                                                  of Record
Name of Fund and Class                         Name and Address of Owner          Ownership
----------------------                         -------------------------          ----------

  Class C Shares.......................   Merrill Lynch, Pierce, Fenner & Smith..   45.96%
                                          For the benefit of its customers.......
                                          Attn: Fund Administration 97KH7........
                                          4800 Deer Lake Dr. E Fl 3..............
                                          Jacksonville, FL 32246-6484............

  Class R Shares.......................   FIIOC..................................   9.21%.
                                          As agent for qualified.................
                                          employee benefit plans (401k)..........
                                          Finops-ic Funds........................
                                          100 Magellan Way.......................
                                          Covington, KY 41015-1987...............

                                          American Express Trust Co..............   35.95%
                                          Amer Exp Trust Ret Ser Pl..............
                                          c/o Pat Brown..........................
                                          Box 50534 AXP Financial Center.........
                                          Minneapolis, MN 55405-0534.............

  Nuveen Balanced Stock and Bond Fund..
  Class A Shares.......................   Merrill Lynch, Pierce, Fenner & Smith..   18.91%
                                          For the benefit of its customers.......
                                          Attn: Fund Administration 97KH1........
                                          4800 Deer Lake Dr. E Fl 3
                                          Jacksonville, FL 32246-6484............

  Class B Shares.......................   Merrill Lynch, Pierce, Fenner & Smith..   35.79%
                                          For the benefit of its customers.......
                                          Attn: Fund Administration 97KH2........
                                          4800 Deer Lake Dr. E Fl 3..............
                                          Jacksonville, FL 32246-6484............
  Class C Shares.......................   Merrill Lynch, Pierce, Fenner & Smith..   64.07%
                                          For the benefit of its customers.......
                                          Attn: Fund Administration 97KH3........
                                          4800 Deer Lake Dr. E Fl 3..............
                                          Jacksonville, FL 32246-6484............

  Class R Shares.......................   FIIOC..................................   22.16%
                                          As agent for qualified.................
                                          employee benefit plans (401k)..........
                                          Finops-ic Funds........................
                                          100 Magellan Way.......................
                                          Covington, KY 41015-1987...............

                                          Northern Trust Co Tr...................   37.13%
                                          John Nuveen Scholarship Plan...........
                                          c/o Diane Day A/Co2019602..............
                                          P.O. Box 92956.........................
                                          Chicago, IL 60675-2956.................

                                          American Express Trust Co..............   18.12%
                                          American Express Trust Retirement
                                          Service Plan...........................
                                          c/o Pat Brown..........................
                                          P.O. Box 50534 AXP Financial Center....
                                          Minneapolis, MN 55405-0534.............

                                                                               Percentage
                                                                               of Record
Name of Fund and Class                         Name and Address of Owner       Ownership
----------------------                         -------------------------       ----------

Nuveen Balanced Municipal and Stock Fund
  Class A Shares........................ Merrill Lynch, Pierce, Fenner & Smith    9.74%
                                         For the benefit of its customers
                                         Attn: Fund Administration 97KG5
                                         4800 Deer Lake Dr. E Fl 3
                                         Jacksonville, FL 32246-6484

  Class B Shares........................ Merrill Lynch, Pierce, Fenner & Smith   26.69%
                                         For the benefit of its customers
                                         Attn: Fund Administration 97KG6
                                         4800 Deer Lake Dr. E Fl 3
                                         Jacksonville, FL 32246-6484

  Class C Shares........................ Merrill Lynch, Pierce, Fenner & Smith   16.77%
                                         For the benefit of its customers
                                         Attn: Fund Administration 97KG7
                                         4800 Deer Lake Dr. E Fl 3
                                         Jacksonville, FL 32246-6484

  Class R Shares........................ Leonard Pearl and Joan D. Pearl         15.71%
                                         JT WROS
                                         707 Mix Ave. Apt 24
                                         Hamdon, CT 06514

                                         Jane B. Howland                          5.11%
                                         1590 Oblong Rd.
                                         Williamstown, MA 01267-3300

                                         Citigroup Global Markets Inc.            6.97%
                                         00125725301
                                         333 West 34th St-3rd Floor
                                         New York, NY 10001-2402

                                         Merrill Lynch, Pierce, Fenner & Smith    8.73%
                                         For the benefit of its customers
                                         Attn: Fund Administration 97KG9
                                         4800 Deer Lake Dr. E Fl 3
                                         Jacksonville, FL 32246-6484

                                         Arthur Angers                            7.63%
                                         2008 Arbor Dr.
                                         Clearwater, FL 33760-1942

                                         Leonard Angers                           7.63%
                                         109 Gullot Rd.
                                         Schenectady, NY 12306-4317

                                         Citigroup Global Markets Inc.            6.81%
                                         00189031640
                                         333 West 34th St-3rd Floor
                                         New York, NY 10001-2402

                                                                          Percentage
                                                                          of Record
Name of Fund and Class                  Name and Address of Owner         Ownership
----------------------                  -------------------------         ----------

Nuveen NWQ Multi-Cap Value Fund
  Class A Shares............... Charles Schwab & Co. Inc.                   38.91%
                                For the benefit of their customers
                                4500 Cherry Creek Dr. S
                                Denver, CO 80018

  Class A Shares............... Merrill Lynch, Pierce, Fenner & Smith        8.48%
                                For the benefit of its customers
                                Attn: Fund Administration
                                4800 Deer Lake Dr. E Fl 3
                                Jacksonville, FL 32246-6484

  Class B Shares............... Merrill Lynch, Pierce, Fenner & Smith       10.86%
                                For its customers
                                Attn: Fund Administration
                                4800 Deer Lake Dr. E Fl 3
                                Jacksonville, FL 32246-6484

  Class C Shares............... Merrill Lynch, Pierce, Fenner & Smith For   27.50%
                                the benefit of its customers Attn: Fund
                                Administration 4800 Deer Lake Dr. E Fl 3
                                Jacksonville, FL 32246-6484

  Class R Shares............... Charles Schwab & Co. Inc.                   42.21%
                                Reinvest Account
                                Attn. Mutual Funds
                                101 Montgomery St.
                                San Francisco, CA 94104-4122

                                Home Federal Banks of TN Cust #130           8.04%
                                Iron Workers District Council of
                                TN Valley & Vicinity Annuity
                                515 Market St Ste 500
                                Knoxville, TN 37902-2145

                                American Express Trust Co.                   5.90%
                                Amer Exp Trust Ret Ser PI
                                c/o Jerry Olsen
                                5053 Axp Financial Ctr
                                Minneapolis, MN 55474-0050


Committees


   The Board of Trustees of the Funds has five standing committees: the Executive Committee, the Audit Committee, the Nominating and Governance Committee, the Dividend Committee and the Compliance, Risk Management and Regulatory Oversight Committee. The Board of Trustees held four regular board meetings during the 2004 fiscal year.



   Robert P. Bremner, Judith M. Stockdale, and Timothy R. Schwertfeger, Chair, serve as the current members of the Executive Committee of each Fund's Board of Trustees. Each Fund's executive committee, which meets between regular meetings of the Board of Trustees, is authorized to exercise all of the powers of the Board of Trustees. The Executive Committee of each Fund did not hold any meetings during the fiscal year ended June 30, 2004.

   The Dividend Committee is authorized to declare distributions on each Fund's shares including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. The members of the Dividend Committee are Timothy R. Schwertfeger, Chair, Lawrence H. Brown and Jack B. Evans. The Dividend Committee held three meetings during the fiscal year ended June 30, 2004.





   The Audit Committee monitors the accounting and reporting policies and practices of each Fund, the quality and integrity of the financial statements of each Fund, compliance by each Fund with legal and regulatory requirements and the independence and performance of the external and internal auditors. The members of the Audit Committee are Robert P. Bremner, Lawrence H. Brown, Jack
B. Evans and William J. Schneider, trustees of each Fund who are not interested persons of each Fund. The Audit Committee held four meetings during the fiscal year ended June 30, 2004. The audit committee has adopted a written charter.



   Nomination of those trustees who are not "interested persons" of each Fund is committed to a Nominating and Governance Committee composed of the trustees who are not "interested persons" of each Fund. The Committee operates under a written charter adopted and approved by the Board of Trustees. The Nominating and Governance Committee is responsible for Board selection and tenure; selection and review of committees; and Board education and operations. In addition, the committee monitors performance of legal counsel and other service providers; periodically reviews and makes recommendations about any appropriate changes to trustee compensation; and has the resources and authority to discharge its responsibilities--including retaining special counsel and other experts or consultants at the expense of each Fund. In the event of a vacancy on the Board, the nominating and governance committee receives suggestions from various sources as to suitable candidates. Suggestions should be sent in writing to Lorna Ferguson, Manager of Fund Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, IL 60606. The Nominating and Governance Committee sets appropriate standards and requirements for nominations for new trustees and reserves the right to interview all candidates and to make the final selection of any new trustees. The members of the Nominating and Governance Committee are Robert P. Bremner, Lawrence H. Brown, Jack B. Evans, William C. Hunter, Judith M. Stockdale and William J. Schneider. The Nominating and Governance Committee held four meetings during the fiscal year ended June 30, 2004.



   The Compliance, Risk Management and Regulatory Oversight Committee is responsible for the oversight of compliance issues, risk management, and other regulatory matters affecting the Fund that are not otherwise the jurisdiction of the other board committees. As part of its duties regarding compliance matters, the Committee is responsible for the oversight of the Pricing Procedures of the Fund and the Valuation Group. The members of the Compliance, Risk Management and Regulatory Oversight Committee are Lawrence H. Brown, William C. Hunter, William J. Schneider, Chair, and Judith M. Stockdale. The Compliance, Risk Management and Regulatory Oversight Committee held four meetings during the last fiscal year. The Committee has adopted a written charter.


Approval of Advisory Agreements


   In 2004, the independent trustees of the Funds met with representatives of NIAC, NWQ and ICAP (collectively the "Nuveen Advisers") to consider the possible renewal of the investment advisory and sub-advisory agreements between each Fund and the Nuveen Advisers. The trustees, in consultation with independent counsel, reviewed the factors set out in judicial decisions and SEC directives relating to the renewal of advisory and sub-advisory contracts, which include but are not limited to the following: (a) the nature and quality of the adviser's and the sub-advisers' services; (b) the investment performance of the Fund and the advisers; (c) the adviser's and the sub-advisers' cost in providing their services; (d) the extent to which the adviser and each sub-adviser realizes economies of scale as the fund grows larger; and (e) the independent trustees' role in approving the advisory and sub-advisory contracts.


   In evaluating the nature and quality of the Nuveen Advisers' service, the trustees reviewed narrative and statistical information concerning the types of services the Nuveen Advisers provide, the Funds' investment performance in relation to each Fund's stated objectives, each Fund's past performance, and the performance of comparable, unaffiliated funds. In particular, the trustees reviewed the following, among other things: a description of the investment advisory and other services provided to the Funds by the Nuveen Advisers or their affiliates; information describing the Nuveen organization and each department's responsibilities; and recent financial statements of the Nuveen Advisers. Further, the trustees reviewed information setting forth the investment performance of the Funds during the last year and over their recent history, and standardized industry performance data with respect to investment companies comparable in size and investment objective, and performance measured against recognized indices. This information expands upon information the trustees receive throughout the year on fund performance expense ratios, portfolio composition, and sales activity.


   The trustees considered the Nuveen Advisers' cost of providing services to determine whether their compensation is fair and reasonable and reviewed the Nuveen Advisers' expense allocation methodology. The trustees considered the ratio of the Nuveen Advisers' fees to their costs and the amount of their profit in relation to the nature and quality of services rendered. In evaluating the reasonableness of the Nuveen Advisers' compensation, the trustees considered the following information, among other things:
(a) statements of the Nuveen Advisers' revenues, costs, and profits from furnishing all services to the Funds over the past year; (b) the nature and amount of any indirect benefits the Nuveen Advisers' and their affiliates received that are directly attributable to their management of the Funds, if any; (c) the nature of any benefits (such as research) the Adviser may derive from soft dollar arrangements, if any; (d) schedules of available industry data about fees charged and services provided to other comparable investment companies by their advisers; and (e) data with respect to the expense ratios of the Funds and comparable investment companies.


   The trustees also compared the Nuveen Advisers' fee/expense ratios and profitability margins to those of advisers to funds with similar investment objectives and performance records, to the extent possible and in light of all of the surrounding facts and circumstances, including but not limited to each Fund's performance. The trustees also considered the payments the Nuveen Advisers or their affiliates receive under Rule 12b-1 plans in determining the appropriateness of the Fund's advisory fees. The trustees reviewed economies of scale, including the breakpoints in the Fund's advisory fees.


   In its review of the costs and profitability to the Nuveen Advisers in providing the services, the Board has been cognizant of the benefits derived from economies of scale as the Funds' assets grow. Accordingly, to help ensure
that shareholders share in these benefits, the Board approved at the      2004
meeting a complex-wide fee arrangement, pursuant to which advisory fees would be reduced as assets in the Nuveen Fund complex reached certain levels. In evaluating the complex-wide fee arrangement, the Board considered, among other things, the cost savings to shareholders, the amount of fee reductions at various asset levels, both absolutely and in comparison to the arrangements of other investment company complexes, the cost savings (and increased profitability) of the Adviser as asset levels grow, and the funds covered by the arrangement. The Board also considered the impact, if any, the complex-wide fee arrangement may have on the level of services provided.


   The trustees did not identify any single factor discussed above as all-important or controlling. The trustees concluded that the terms of the investment advisory and sub-advisory agreements were fair and reasonable, that the Nuveen Advisers' fees are reasonable in light of the services provided to each Fund and that the Nuveen Advisers' investment advisory and sub-advisory agreements should be continued for another year.

Proxy Voting Procedures

   Each Fund has adopted a proxy voting policy that seeks to ensure that proxies for securities held by the Fund are voted consistently and solely in the best economic interests of the Fund.

   A member of each Fund's management team is responsible for oversight of the Fund's proxy voting process. With regard to equity securities and taxable-fixed income securities, NWQ and ICAP have engaged the services of Institutional Shareholder Services, Inc., ("ISS") to make recommendations to each of them on the voting of proxies relating to securities held by each Fund and managed by the respective sub-adviser. ISS provides voting recommendations based upon established guidelines and practices. NWQ and ICAP review ISS recommendations and frequently follow the ISS recommendations. However, on selected issues, NWQ and ICAP may not vote in accordance with the ISS recommendations when they believe that specific ISS recommendations are not in the best economic interest of the applicable Fund. If NWQ and ICAP manage the assets of a company or its pension plan and any of NWQ's or ICAP's (as applicable) clients hold any securities of that company, NWQ will vote proxies relating to such company's securities in accordance with the ISS recommendations to avoid any conflict of interest. For clients that are registered investment companies where a material conflict of interest has been identified and the matter is not covered by the ISS Guidelines, NWQ shall disclose the conflict and the Proxy Voting Committee's determination of the manner in which to vote to the Fund's Board or its designated committee. ICAP will either follow its own proxy voting policies, follow the advice of a third party such as ISS, or disclose the conflict to the client and vote in accordance with the client's request.

   NWQ has adopted the ISS Proxy Voting Guidelines. ICAP has not adopted the ISS Proxy Voting Guidelines but uses them as part of its approach to the proxy voting process. While these guidelines are not intended to be all-inclusive, they do provide guidance on NWQ's and ICAP's general voting policies.

   The Muni/Stock Fund invests a portion of its assets in municipal securities. On rare occasions the Muni/Stock Fund may acquire, directly or through a special purpose vehicle, equity securities of a municipal bond issuer whose bonds the Muni/Stock Fund already owns when such bonds have deteriorated or are expected shortly to deteriorate significantly in credit quality. The purpose of acquiring equity securities generally will be to acquire control of the municipal bond issuer and to seek to prevent the credit deterioration or facilitate the liquidation or other workout of the distressed issuer's credit problem. In the course of exercising control of a distressed municipal issuer, NIAC may pursue the Muni/Stock Fund's interests in a variety of ways, which may entail negotiating and executing consents, agreements and other arrangements, and otherwise influencing the management of the issuer. NIAC does not consider such activities proxy voting for purposes of Rule 206(4)-6 under the Investment Advisers Act of 1940, but nevertheless provides reports to the Muni/Stock Fund's Board of Trustees on its control activities on a quarterly basis. In the rare event that a municipal issuer were to issue a proxy or that the Muni/Stock Fund were to receive a proxy issued by a municipal cash management security, NIAC would either engage an independent third party to determine how the proxy should be voted or vote the proxy with the consent, or based on the instructions, of the Muni/Stock Fund's Board of Trustees or its representative. A member of NIAC's legal department would oversee the administration of the voting, and ensure that records were maintained in accordance with Rule 206(4)-6, reports were filed with the Securities and Exchange Commission on Form N-PX, and the results provided to the Muni/Stock Fund's Board of Trustees and made available to shareholders as required by applicable rules.


   Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2004 is available without charge by calling (800) 257-8787 or by accessing the Securities and Exchange Commission's website at http://www.sec.gov.


FUND MANAGER AND SUB-ADVISERS

Fund Manager

   NIAC acts as the manager of each Fund, with responsibility for the overall management of each Fund. NIAC is a Delaware corporation and its address is 333 West Wacker Drive, Chicago, Illinois 60606. For the Large-Cap Value Fund and the Stock/Bond Fund, NIAC has entered into a Sub-Advisory Agreement with ICAP under which ICAP, subject to NIAC's supervision, manages each Fund's investment portfolio. For the NWQ Multi-Cap Value Fund, NIAC has entered into a Sub-Advisory Agreement with NWQ under which NWQ, subject to NIAC's supervision, manages the Fund's investment portfolio. For the Muni/Stock Fund, NIAC has entered into a Sub-Advisory Agreement with ICAP under which ICAP, subject to NIAC's supervision, manages the Fund's equity investments. NIAC is also responsible for managing the Funds' business affairs and providing day-to-day administrative services to the Funds. For additional information regarding the management services performed by NIAC, NWQ and ICAP, see "Who Manages the Funds" in the Prospectus.


   NIAC is an affiliate of Nuveen, 333 West Wacker Drive, Chicago, Illinois 60606, which is also the principal underwriter of the Funds' shares. Nuveen is the principal underwriter for the Nuveen Mutual Funds, and has served as co-managing underwriter for the shares of the Nuveen Closed-End Exchange-Traded Funds. Nuveen and NIAC are subsidiaries of Nuveen Investments, Inc. which, in turn, is approximately 79% owned by The St. Paul Travelers Companies, Inc. ("St. Paul Travelers"). St. Paul Travelers is located in St. Paul, Minnesota, and is principally engaged in providing property-liability insurance through subsidiaries.


   For the fund management services and facilities furnished by NIAC, each of the Funds has agreed to pay an annual management fee at rates set forth in the Prospectus under "Who Manages the Funds." In addition NIAC agreed to waive all or a portion of its management fee or reimburse certain expenses of the Funds. The Prospectus includes current expense waivers and expense reimbursements for the Funds.


   A complex-wide fee schedule for all Funds managed by Nuveen and its affiliates, including the Funds, went into effect on August 1, 2004. This fee structure separates each fund's management fee into two components--a complex-level component, based on the aggregate amount of all funds assets managed by the Adviser and its affiliates, and a specific fund-level component, based only on the amount of assets within each individual fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser and its affiliates. Under no circumstances will this pricing structure result in a fund paying management fees at a rate higher than would otherwise have been applicable had the complex-wide management fee structure not been implemented. As a consequence of this new management fee structure, the funds' effective management fees were reduced by approximately .004% starting August 1, 2004.



   Effective August 1, 2004, the management fee for each of the Funds based upon the average daily net assets of each Fund, is as follows:



   Each Fund's management fee will equal the sum of a fund-level fee and a complex-level fee.



   Each of the Funds has agreed to pay an annual fund-level management fee payable monthly, based upon the average daily net assets of each Fund as follows:



                                   Nuveen                 Nuveen      Nuveen
                                    NWQ       Nuveen     Balanced    Balanced
                                 Multi-Cap  Large-Cap  Municipal and Stock and
  Average Daily Net Assets       Value Fund Value Fund  Stock Fund   Bond Fund
  ------------------------       ---------- ---------- ------------- ---------
  For the first $125 million....   .6500%     .6500%       .5500%      .5500%
  For the next $125 million.....   .6375%     .6375%       .5375%      .5375%
  For the next $250 million.....   .6250%     .6250%       .5250%      .5250%
  For the next $500 million.....   .6125%     .6125%       .5125%      .5125%
  For the next $1 billion.......   .6000%     .6000%       .5000%      .5000%
  For net assets over $2 billion   .5750%     .5750%       .4750%      .4750%

   The annual complex-level management fee for the Funds, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as follows:



                                                 Complex-Level
                  Complex-Level Assets/1/          Fee Rate
                  -----------------------        -------------
                  First $55 billion.............     .2000%
                  Next $1 billion...............     .1800%
                  Next $1 billion...............     .1600%
                  Next $3 billion...............     .1425%
                  Next $3 billion...............     .1325%
                  Next $3 billion...............     .1250%
                  Next $5 billion...............     .1200%
                  Next $5 billion...............     .1175%
                  Next $15 billion..............     .1150%
                  For Assets over $91 billion/2/     .1400%

--------

/1/ The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets ("Managed Assets" means the average daily net assets of each fund including assets attributable to all types of leverage used by the Nuveen funds) of Nuveen-sponsored funds in the U.S.



/2 /With respect to the complex-wide Managed Assets over $91 billion, the fee rate or rates that will apply to such assets will be determined at a later date. In the unlikely event that complex-wide Managed Assets reach $91 billion prior to a determination of the complex-level fee rate or rates to be applied to Managed Assets in excess of $91 billion, the complex-level fee rate for such complex-wide Managed Assets shall be .1400% until such time as a different rate or rates is determined.


   The following tables set forth the management fees (net of expenses reimbursements) paid by the Funds and the fees waived and expenses reimbursed by NIAC for the specified periods.


                              Amount of Management Fees (Net of Amount of Fees Waived and
                              Expense Reimbursements by NIAC)   Expenses Reimbursed by NIAC
-                             --------------------------------  --------------------------
                               4/01/02-    4/01/03-   7/01/03-  4/01/02-  4/01/03- 7/01/03-
                               3/31/03     6/30/03    6/30/04   3/31/03   6/30/03  6/30/04
                              ----------  ---------- ---------- --------  -------- --------
Nuveen NWQ Multi-Cap Value
  Fund....................... $  165,571  $   58,623 $  634,131 $ 58,034  $     -- $    --

                              Amount of Management Fees (Net of Amount of Fees Waived and
                              Expense Reimbursements by NIAC)   Expenses Reimbursed by NIAC
                              --------------------------------  --------------------------
                               7/01/01-    7/01/02-   7/01/03-  7/01/01-  7/01/02- 7/01/03-
                               6/30/02     6/30/03    6/30/04   6/30/02   6/30/03  6/30/04
                              ----------  ---------- ---------- --------  -------- --------
Nuveen Large-Cap Value Fund.. $6,639,209  $4,617,218 $4,753,246 $     --  $     -- $    --
Nuveen Balanced Municipal and
  Stock Fund.................    925,382     641,336    666,642   52,018   105,399  31,826
Nuveen Balanced Stock and
  Bond Fund..................    428,484     382,552    407,756  110,054    81,642  71,482


   In addition to the management fee, each Fund also pays a portion of the Nuveen Investment Trust's general administrative expenses allocated in proportion to the net assets of each Fund. All fees and expenses are accrued daily and deducted before payment of dividends to investors.

   The Funds, the other Nuveen funds, NIAC, and other related entities have adopted a code of ethics which essentially prohibits all Nuveen fund management personnel, including Nuveen fund portfolio managers, from engaging in personal investments which compete or interfere with, or attempt to take advantage of a Fund's anticipated or actual portfolio transactions, and is designed to assure that the interests of Fund shareholders are placed before the interests of Nuveen personnel in connection with personal investment transactions.

Sub-Advisers

   NIAC has selected NWQ Investment Management Company, LLC, 2049 Century Park East, 4th Floor, Los Angeles, California 90067, an affiliate of NIAC, as sub-adviser to manage the investment portfolio of the NWQ Multi-Cap Fund. NWQ manages and supervises the investment of the NWQ Multi-Cap Fund's assets on a discretionary basis, subject to the supervision of NIAC. Nuveen Investments, Inc., purchased NWQ on August 1, 2002. NWQ is organized as a member-managed Delaware limited liability company, and its sole managing member is Nuveen Investments, Inc.


   Prior to its purchase by Nuveen Investments, Inc., formerly known as The John Nuveen Company, NWQ was owned by Old Mutual (US) Holdings, Inc. (and was acquired from its previous parent United Asset Management Corporation). NWQ has provided investment management services to institutions and high net worth individuals since 1982. NWQ managed over $20 billion in assets as of June 30, 2004.



   Out of the fund management fee, NIAC pays NWQ a portfolio management fee equal to 50% of the advisory fee paid to NIAC for its service to the NWQ Multi-Cap Fund (net of any waivers, reimbursement payments, supermarket fees and alliance fees waived, reimbursed or paid by NIAC in respect of the NWQ Multi-Cap Fund).


   NWQ provides continuous advice and recommendations concerning the NWQ Multi-Cap Fund's investments, and is responsible for selecting the broker/dealers who execute the transactions of the NWQ Multi-Cap Fund.


   The Fund's investment advisers paid $77,794, $24,212 and $281,867 to NWQ for its services to the NWQ Multi-Cap Value Fund for the fiscal years ended March 31, 2003, June 30, 2003 and June 30, 2004, respectively.


   ICAP was founded in 1970 and is located at 225 West Wacker Drive, Suite 2400, Chicago, IL 60606. Under the Sub-Advisory Agreement for the Large-Cap Value Fund, Muni/Stock Fund and Stock/Bond Fund, ICAP is compensated by NIAC for its investment advisory services with respect to all or a portion of each Fund's assets. Under a Sub-Advisory Agreement with NIAC, ICAP manages the investment portfolios of the Large-Cap Value Fund, and the Stock/Bond Fund, and the equity portion of the Muni/Stock Fund's investment portfolio.

   Out of the fund management fee, NIAC pays ICAP a portfolio management fee based on the average daily market value of all the Nuveen-sponsored investment products for which it serves as the portfolio manager. NIAC pays ICAP separate portfolio management fees for the equity and fixed-income portions of the Funds' assets, if applicable, according to the following schedule:

  Assets of All the Nuveen-Sponsored  Equity Portfolio Fixed-Income Portfolio
  Investment Products Managed by ICAP  Management Fee      Management Fee
  ----------------------------------- ---------------- ----------------------
      For the first $500 million.....    .35% of 1%          .20% of 1%
      For the next $500 million......    .30% of 1%          .15% of 1%
      For assets over $1 billion.....    .25% of 1%          .12% of 1%

   The equity and fixed-income portfolio management fees are each paid on a specified proportion of fund net assets. The specified proportions for the equity portfolio management fees are currently 100%, 55% and 35%, respectively, for the Large-Cap Value Fund, Stock/Bond Fund and Muni/Stock Fund. The specified proportion for the fixed-income portfolio management fee is currently 45% for the Stock/Bond Fund.


   ICAP's investment management strategy and operating policies are set through a team approach, with all ICAP investment professionals contributing. ICAP currently maintains a staff of 13 investment professionals. Each of the investment officers and other professionals of ICAP has developed an expertise in at least one functional investment area, including equity research, strategy, fixed income analysis, quantitative research, technical research and trading. A key element in the decision-making process is a formal investment committee meeting generally held several times a week.

   These meetings also provide for the ongoing review of ICAP's investment positions. Pertinent information from outside sources is shared and incorporated into the investment outlook. The investment strategy, asset sectors, and individual security holdings are reviewed to verify their continued appropriateness. Investment recommendations are presented to the committee for decisions.


   With regard to Fund assets subject to the Sub-Advisory Agreement, ICAP provides continuous advice and recommendations concerning the applicable Fund's investments, and is responsible for selecting the broker/ dealers who execute the portfolio transactions. ICAP also serves as investment adviser to the ICAP Funds, Inc. and to pension and profit-sharing plans, and other institutional and private investors. ICAP has approximately $13 billion under management as of April 1, 2004. Mr. Robert H. Lyon, President of ICAP, owns shares representing 51% of the voting rights of ICAP. The following table sets forth the fees paid by NIAC to ICAP for its services for the three most recent fiscal years.



                                              Amount Paid by NIAC to ICAP
                                            --------------------------------
                                             7/01/01-   7/01/02-   7/01/03-
                                             6/30/02    6/30/03    6/30/04
                                            ---------- ---------- ----------
   Nuveen Large-Cap Value Fund............. $2,634,639 $1,884,467 $1,938,157
   Nuveen Balanced Municipal and Stock Fund    149,673    118,433    110,539
   Nuveen Balanced Stock and Bond Fund.....    193,640    171,419    176,690


PORTFOLIO TRANSACTIONS

   NIAC (with respect to transactions in Municipal Obligations), ICAP (with respect to other transactions involving the Large-Cap Value Fund, Muni/Stock Fund and Stock/Bond Fund) and NWQ with respect to the NWQ Multi-Cap Fund, are responsible for decisions to buy and sell securities for the Funds and for the placement of the Funds' securities business, the negotiation of the commissions to be paid on brokered transactions, the prices for principal trades in securities, and the allocation of portfolio brokerage and principal business. It is the policy of NIAC, ICAP and NWQ to seek the best execution at the best security price available with respect to each transaction, and with respect to brokered transactions, in light of the overall quality of brokerage and research services provided to the respective adviser and its advisees. The best price to the Funds means the best net price without regard to the mix between purchase or sale price and commission, if any. Purchases may be made from underwriters, dealers, and, on occasion, the issuers. Commissions will be paid on the Funds' futures and options transactions, if any. The purchase price of portfolio securities purchased from an underwriter or dealer may include underwriting commissions and dealer spreads. The Funds may pay mark-ups on principal transactions. In selecting broker-dealers and in negotiating commissions, the portfolio manager considers, among other things, the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. Brokerage will not be allocated based on the sale of a Fund's shares. NIAC expects that all transactions in Municipal Obligations will be effected on a principal (as opposed to an agency) basis and, accordingly, does not expect to pay any brokerage commissions on such transactions.

   Section 28(e) of the Securities Exchange Act of 1934 ("Section 28(e)") permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody).

   In light of the above, in selecting brokers, the portfolio manager considers investment and market information and other research, such as economic, securities and performance measurement research, provided by such brokers, and the quality and reliability of brokerage services, including execution capability, performance, and financial responsibility. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if the portfolio manager determines in good faith that the amount of such commissions is reasonable in relation to the value of the research information and brokerage services provided by such broker to NIAC, ICAP or NWQ or the Funds. NIAC, ICAP and NWQ believe that the research information received in this manner provides the Funds with benefits by supplementing the research otherwise available to the Funds. The Management Agreement and the Sub-Advisory Agreement provide that such higher commissions will not be paid by the Funds unless the applicable adviser determines in good faith that the amount is reasonable in relation to the services provided. The investment advisory fees paid by the Funds to NIAC under the Management Agreement or the subadvisory fees paid by NIAC to ICAP and NWQ under the Sub-Advisory Agreements are not reduced as a result of receipt by either NIAC, NWQ or ICAP of research services.

   NIAC, NWQ and ICAP each place portfolio transactions for other advisory accounts managed by them. Research services furnished by firms through which the Funds effect their securities transactions may be used by NIAC, NWQ and/or ICAP in servicing all of its accounts; not all of such services may be used by NIAC, NWQ and/or ICAP in connection with the Funds. NIAC, NWQ and ICAP believe it is not possible to measure separately the benefits from research services to each of the accounts (including the Funds) managed by them. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, NIAC, NWQ and ICAP believe such costs to the Funds will not be disproportionate to the benefits received by the Funds on a continuing basis. NIAC, NWQ and ICAP seek to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Funds and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Funds. In making such allocations between the Fund and other advisory accounts, the main factors considered by NIAC, NWQ and ICAP are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held.

   The following table sets forth the aggregate amount of brokerage commissions paid by the Funds for the three most recent fiscal years.


                                                  Aggregate Amount of
                                                 Brokerage Commissions
    -                                        ------------------------------
                                              4/01/02-   4/01/03-  7/01/03-
                                              3/31/03   6/30/03(1) 6/30/04
    -                                        ---------- ---------- --------
    Nuveen NWQ Multi-Cap Value Fund......... $   71,289 $   24,849 $201,860

                                                  Aggregate Amount of
                                                 Brokerage Commissions
                                             ------------------------------
                                              7/01/01-   7/01/02-  7/01/03-
                                              6/30/02    6/30/03   6/30/04
                                             ---------- ---------- --------
    Nuveen Large-Cap Value Fund............. $1,116,827 $1,058,843 $848,902
    Nuveen Balanced Municipal and Stock Fund     76,456     75,053   63,800
    Nuveen Balanced Stock and Bond Fund.....     72,353     72,860   59,019

--------

(1)The June 30, 2003 fiscal year brokerage commissions are less than the amount for the March 31, 2003 fiscal year due in part to the June 30, 2003 fiscal year being only three months.



   During the fiscal year ended June 30, 2004, the NWQ Multi-Cap Value Fund, Large-Cap Value Fund, Balanced Municipal and Stock Fund, and Balanced Stock and Bond Fund paid to brokers as commissions in return for research services $176,847, $567,779, $40,593 and $38,802, respectively, and the aggregate amount of those transactions per Fund on which such commissions were paid were $94,380,198, $486,821,459, $42,040,003 and $40,049,674, respectively.

   The Funds have acquired during the fiscal year ended June 30, 2004 the securities of their regular brokers or dealers as defined in rule 10b-1 under the Investment Company Act of 1940 or of the parents of the brokers or dealers. The following table sets forth those brokers or dealers and states the value of the Funds' aggregate holdings of the securities of each issuer as of close of the fiscal year ended June 30, 2004:



                                                                            Aggregate Fund
                                                                             Holdings of
                                                                            Broker/Dealer
                                                                              or Parent
                                                                                (as of
Fund                                Broker/Dealer              Issuer       June 30, 2004)
----                                -------------              ------       --------------
Nuveen Large-Cap Value Fund Citigroup Global Markets Inc. Citigroup Inc.     $25,901,012
                            Goldman Sachs                 The Goldman Sachs   11,967,736
                                                          Group, Inc.
                            Morgan Stanley Co., Inc.      Morgan Stanley      17,094,842
Nuveen Balanced Municipal
  and Stock Fund........... Citigroup Global Markets Inc. Citigroup Inc.       1,925,565
                            Goldman Sachs                 The Goldman Sachs      861,564
                                                          Group, Inc.
                            J.P. Morgan Securities Inc.   J.P. Morgan Chase    1,513,969
                                                          & Co.
                            Morgan Stanley Co., Inc.      Morgan Stanley       1,255,926
Nuveen Balanced Stock and
  Bond Fund................ Goldman Sachs                 The Goldman Sachs      833,316
                                                          Group, Inc.
                            Morgan Stanley Co., Inc.      Morgan Stanley       1,176,771


   Under the Investment Company Act of 1940, a Fund may not purchase portfolio securities from any underwriting syndicate of which Nuveen is a member except under certain limited conditions set forth in Rule 10f-3. The Rule sets forth requirements relating to, among other things, the terms of a security purchased by the Fund, the amount of securities that may be purchased in any one issue and the assets of the Fund that may be invested in a particular issue. In addition, purchases of securities made pursuant to the terms of the Rule must be approved at least quarterly by the Board of Trustees, including a majority of the trustees who are not interested persons of the Trust.

NET ASSET VALUE


   Each Fund's net asset value per share is determined separately for each class of the applicable Fund's shares as of the close of trading (normally 4:00 p.m. New York time) on each day the New York Stock Exchange (the "NYSE") is open for business. The NYSE is not open for trading on New Year's Day, Washington's Birthday, Martin Luther King's Birthday, Good Friday, Memorial
Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. A Fund's net asset value may not be calculated on days during which the Fund receives no orders to purchase shares and no shares are tendered for redemption. Net asset value per share of a class of a Fund is calculated by taking the value of the pro rata portion of the Fund's total assets attributable to that class, including interest or dividends accrued but not yet collected, less all liabilities attributable to that class (including the class's pro rata portion of the Fund's liabilities) and dividing by the total number of shares of that class outstanding. The result, rounded to the nearest cent, is the net asset value per share of that class. In determining net asset value, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value. Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded. Securities primarily traded on the NASDAQ National Market are valued, except as indicated below, at the NASDAQ official closing price. However, securities traded on a securities exchange or Nasdaq for which there were no transactions on a given day or securities not listed on a securities exchange or Nasdaq are valued at the mean between the quoted bid and asked prices. Fixed-income securities are valued by a pricing service that values portfolio securities at the mean between the quoted bid and asked prices or the yield equivalent when quotations are readily available. Securities for which quotations are not readily available (which are expected to constitute a majority of the fixed-income securities held by a
Fund) are valued at fair value as determined by the pricing service using methods that include consideration of the following: yields or prices of securities or bonds of comparable quality, type of issue, coupon, maturity and rating; indications as to value from securities dealers; and general market conditions. The pricing service may employ electronic data processing techniques and/or a matrix system to determine valuations. Debt securities having remaining maturities of 60 days or less when purchased are valued by the amortized cost method when the Board of Trustees determines that the fair market value of such securities is their amortized cost. Under this method of valuation, a security is initially valued at its acquisition cost, and thereafter amortization of any discount or premium is assumed each day, regardless of the impact of fluctuating interest rates on the market value of the security.

   Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Board of Trustees or its delegate at fair value. These securities generally include but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of fund NAV (as may be the case in foreign markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and, a security whose price, as provided by the pricing service, does not reflect the security's "fair value." As a general principal, the current "fair value" of an issue of securities would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. A variety of factors may be considered in determining the fair value of such securities.

   Regardless of the method employed to value a particular security, all valuations are subject to review by a Fund's Board of Trustees or its delegate who may determine the appropriate value of a security whenever the value as calculated is significantly different from the previous day's calculated value.

   If a Fund holds securities that are primarily listed on foreign exchanges, the net asset value of the Fund's shares may change on days when shareholders will not be able to purchase or redeem the Fund's shares.

TAX MATTERS

Federal Income Tax Matters

   The following discussion of federal income tax matters is based upon the advice of Chapman and Cutler LLP, counsel to the Trust.

   This section summarizes some of the main U.S. federal income tax consequences of owning shares of a Fund. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and this summary does not describe all of the tax consequences to all taxpayers. For example, this summary generally does not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or foreign taxes. As with any investment, you should consult your own tax professional about your particular consequences. In addition, the Internal Revenue Service issued new withholding and reporting regulations effective January 1, 2001. Foreign investors should consult their own tax advisors regarding the tax consequences of these regulations.

   Fund Status. Each Fund intends to qualify as a "regulated investment company" under the federal tax laws. If a Fund qualifies as a regulated investment company and distributes its income as required by the tax law, the Fund generally will not pay federal income taxes.

   Distributions. Except for exempt interest dividends, as described below, Fund distributions are generally taxable. After the end of each year, you will receive a tax statement that separates your Fund's distributions into three categories, exempt interest dividends, ordinary income distributions and capital gains dividends. Ordinary income distributions are generally taxed at your ordinary tax rate, however, as further discussed below, under the recently enacted "Jobs and Growth Tax Relief Reconciliation Act of 2003" (the "Tax Act"), certain ordinary income distributions received from the Fund may be taxed at new capital gains tax rates. Generally, you will treat all capital gains dividends as long-term capital gains regardless of how long you have owned your shares. To determine your actual tax liability for your capital gains dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. In addition, a Fund may make distributions that represent a return of capital for tax purposes and thus will generally not be taxable to you. The tax status of your distributions from your Fund is not affected by whether you reinvest your distributions in additional shares or receive them in cash. The income from your Fund that you must take into account for federal income tax purposes is not reduced by amounts used to pay a deferred sales fee, if any. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year.

   Exempt Interest Dividends. Generally, a Fund may qualify to pay exempt interest dividends if at least 50% of the value of the Fund's total assets consist of tax-exempt bonds. If it qualifies, a Fund may designate exempt interest dividends with respect to certain distributions attributable to the interest income (less certain expenses) on its tax-exempt bonds. Exempt interest dividends are generally excluded from your gross income for federal income tax purposes. However, such exempt interest dividends may be taken into account in computing the alternative minimum tax, and the branch profits tax imposed on certain foreign corporations.

   Ownership of shares in a Fund that pays exempt interest dividends may result in collateral federal income tax consequences to certain shareholders, including, without limitation, corporations subject to the branch profits tax, financial institutions, certain insurance companies, certain S corporations, individual recipients of Social Security or Railroad Retirement benefits and shareholders who may be deemed to have incurred (or continued) indebtedness to purchase or carry their Shares.

   If you are a "substantial user" of the facilities financed with the proceeds of certain bonds held by a Fund, or a related person to a substantial user, you will not be able to exclude from your gross income exempt interest dividends attributable to interest on those tax-exempt bonds. "Substantial user" and "related person" are defined under federal income tax law.

   For purposes of computing the alternative minimum tax for individuals and corporations, the portion of the exempt interest dividends attributable to interest on certain bonds is included as an item of tax preference.

   In the case of certain corporations, the alternative minimum tax depends upon the corporation's alternative minimum taxable income ("AMTI"), which is the corporation's taxable income with certain adjustments. One of the adjustment items used in computing AMTI of a corporation (excluding
S Corporations, Regulated Investment Companies, Real Estate Investment Trusts, REMICs or FASITs) is an amount equal to 75% of the excess of such corporation's "adjusted current earnings" over an amount equal to its AMTI (before such adjustment item and the alternative tax net operating loss deduction). "Adjusted current earnings" includes all tax-exempt interest, including exempt interest dividends from a Fund. In addition, a branch profits tax is levied on the "effectively connected earnings and profits" of certain foreign corporations, which include tax-exempt interest, such as exempt interest dividends from a Fund.

   Dividends Received Deduction. A corporation that owns shares generally will not be entitled to the dividends received deduction with respect to many dividends received from the Funds, because the dividends received deduction is generally not available for distributions from regulated investment companies. However, certain ordinary income dividends on shares that are attributable to dividends received by a Fund from certain domestic corporations may be designated by the Fund as being eligible for the dividends received deduction.

   If You Sell or Redeem Shares. If you sell or redeem your shares, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your shares from the amount you receive in the transaction. Your tax basis in your Units is generally equal to the cost of your shares, generally including sales charges. In some cases, however, you may have to adjust your tax basis after you purchase your shares.


   Taxation of Capital Gains and Losses. Under the Tax Act, if you are an individual, the maximum marginal federal tax rate for net capital gain is generally 15% (generally 5% for certain taxpayers in the 10% and 15% tax brackets). These capital gains rates are generally effective for taxable years beginning before January 1, 2009. For periods not covered by the Tax Act, if you are an individual, the maximum marginal federal tax rate for net capital gain is generally 20% (10% for certain taxpayers in the 10% and 15% tax brackets). The 20% rate is reduced to 18% and the 10% rate is reduced to 8% for long-term gains from most property acquired after December 31, 2000 with a holding period of more than five years. Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your shares to determine your holding period. However, if you receive an exempt interest dividend from your Fund and sell your share at a loss after holding it for six months or less, the loss will be disallowed to the extent of the amount of the exempt interest dividend. Further, if you receive a capital gain dividend from your Fund and sell your share at a loss after holding it for six months or less, the loss (to the extent not disallowed as described in the prior sentence) will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. In addition, the Internal Revenue Code treats certain capital gains as ordinary income in special situations.



   Taxation of Certain Ordinary Income Dividends. Pursuant to the Tax Act, ordinary income dividends received by an individual shareholder from a regulated investment company such as the Fund are generally taxed at the same new rates that apply to net capital gain (as discussed above), provided certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by the Fund itself. These special rules relating to the taxation of ordinary income dividends from regulated investment companies generally apply to taxable years beginning before January 1, 2009. The Fund will provide notice to its shareholders of the amount of any distribution which may be taken into account as a dividend which is eligible for the new capital gains tax rates.


   Deductibility of Portfolio Expenses. Expenses incurred and deducted by your Fund will generally not be treated as income taxable to you. In some cases, however, you may be required to treat your portion of these Fund expenses as income. In these cases you may be able to take a deduction for these expenses. However, certain miscellaneous itemized deductions, such as investment expenses, may be deducted by individuals only to the extent that all of these deductions exceed 2% of the individual's adjusted gross income. Your deductions for expenses may be further limited to the extent they are attributable to a Fund that pays exempt interest dividends.

   Foreign Tax Credit. If your Fund invests in any foreign securities, the tax statement that you receive may include an item showing foreign taxes your Fund paid to other countries. In this case, dividends taxed to you will include your share of the taxes your Fund paid to other countries. You may be able to deduct or receive a tax credit for your share of these taxes.

Nuveen Balanced Municipal and Stock Fund Distributions

   The Muni/Stock Fund will pay monthly tax-exempt income dividends to shareholders at a level rate that reflects the past and projected net tax-exempt income of the Fund and that results, over time, in the distribution of substantially all of the Fund's net tax-exempt income. To maintain a more stable monthly distribution, the Fund may from time to time distribute less than the entire amount of net tax-exempt income earned in a particular period. This undistributed net tax-exempt income would be available to supplement future distributions, which might otherwise have been reduced by a decrease in the Fund's monthly net income due to fluctuations in investment income or expenses. As a result, the tax-exempt income distributions paid by the Fund for any particular monthly period may be more or less than the amount of net tax-exempt income actually earned by the Fund during such period. Undistributed net tax-exempt income is included in the Fund's net asset value and, correspondingly, distributions from previously undistributed net tax-exempt income are deducted from the Fund's net asset value. It is not expected that this dividend policy will impact the management of the Fund's portfolio.

PERFORMANCE INFORMATION

   Each Fund may quote its yield, distribution rate, beta, average annual total return or cumulative total return in reports to shareholders, sales literature and advertisements each of which will be calculated separately for each class of shares.

   In accordance with a standardized method prescribed by rules of the Securities and Exchange Commission ("SEC"), yield is computed by dividing the net investment income per share earned during the specified one month or 30-day period by the maximum offering price per share on the last day of the period, according to the following formula:

                      Yield=2[ (   a - b +1  )   /6/  -1]
                                   ------
                                    cd

   In the above formula, a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursements); c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period. In the case of Class A shares, the maximum offering price includes the current maximum front-end sales charge of 5.75%.

   In computing yield, the Funds follow certain standardized accounting practices specified by SEC rules. These practices are not necessarily consistent with those that the Funds use to prepare their annual and interim financial statements in conformity with generally accepted accounting principles. Thus, yield may not equal the income paid to shareholders or the income reported in a Fund's financial statements.



   The Funds may from time to time in their advertising and sales materials report a quotation of their current distribution rate. The distribution rate represents a measure of dividends distributed for a specified period. The distribution rate is computed by taking the most recent dividend per share, multiplying it as needed to annualize it, and dividing by the appropriate price per share (e.g., net asset value for purchases to be made without a load such as reinvestments from Nuveen Defined Portfolios, or the maximum public offering price). The distribution rate differs from yield and total return and therefore is not intended to be a complete measure of performance. Distribution rate may sometimes differ from yield because a Fund may be paying out more than it is earning and because it may not include the effect of amortization of bond premiums to the extent such premiums arise after the bonds were purchased.





   NWQ Multi-Cap Value Fund and Large-Cap Value Fund may from time to time in their advertising and sales literature quote beta. Beta is a standardized measure of a security's risk (variability of returns) relative to the overall market, i.e. the proportion of the variation in the security's returns that can be explained by the variation in the return of the overall market. For example, a security with a beta of 0.85 is expected to have returns that are 85% as variable as overall market returns. Conversely, a security with a beta of 1.25 is expected to have returns that are 125% as variable as overall market returns. The beta of the overall market is by definition 1.00.

   The formula for beta is given by:

Beta = (sigma) A * B / C

where

         A = (X\\i\\ - X), i=1,..., N
         B = (Y\\i\\ - Y), i=1,..., N
         C = (sigma) (X\\i\\ - X)/2/, i=1,..., N
         X\\i\\ = Security Return in period i
         Y\\i\\ = Market Return in period i
         X = Average of all observations X\\i\\
         Y = Average of all observations Y\\i\\
         N = Number of observations in the measurement period



   All total return figures assume the reinvestment of all dividends and measure the net investment income generated by, and the effect of any realized and unrealized appreciation or depreciation of, the underlying investments in a Fund over a specified period of time. Average annual total return figures are annualized and therefore represent the average annual percentage change over the specified period. Cumulative total return figures are not annualized and represent the aggregate percentage or dollar value change over a stated period of time. Average annual total return and cumulative total return are based upon the historical results of a Fund and are not necessarily representative of the future performance of a Fund.

   The average annual total return quotation is computed in accordance with a standardized method prescribed by SEC rules. The average annual total return for a specific period is found by taking a hypothetical $1,000 investment ("initial investment") in Fund shares on the first day of the period, reducing the amount to reflect the maximum sales charge, and computing the "redeemable value" of that investment at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is taken to the Nth root (N representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. The calculation assumes that all income and capital gains distributions have been reinvested in Fund shares at net asset value on the reinvestment dates during the period.

   The Funds may also provide after tax average annual total return quotations calculated according to formulas prescribed by the SEC. These returns may be presented after taxes on distributions and after taxes on distributions and redemption. We assume all distributions by a Fund, less the taxes due on those distributions, are reinvested on the reinvestment dates during the period. Taxes are calculated using the highest individual marginal federal income tax rate in effect on the reinvestment date.

   Average annual total return after taxes on distributions is calculated by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods (or for the period of the Fund's operations, if less) that would equate the initial amount invested to the ending value according to the following formula:

P(1+T)/n/=ATV\\D\\

Where:

         P = a hypothetical initial payment of $1,000.

         T = average annual total return (after taxes on distributions).

         n = number of years.

         ATV\\D\\ = ending value of a hypothetical $1,000 payment made at the beginning of the applicable period calculated at the end of the applicable period after taxes on distributions but not on redemption.

Average annual total return after taxes on distributions and redemption is calculated by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods (or for the period of the Fund's operations, if less) that would equate the initial amount invested to the ending value according to the following formula:

P(1+T)/n/=ATV\\DR\\

Where:

         P = a hypothetical initial payment of $1,000.

         T = average annual total return (after taxes on distributions and redemption).

         n = number of years.

         ATV\\DR\\ = ending value of a hypothetical $1,000 payment made at the beginning of the applicable period calculated at the end of the applicable period after taxes on distributions and redemption.

   Calculation of cumulative total return is not subject to a prescribed formula. Cumulative total return for a specific period is calculated by first taking a hypothetical initial investment in Fund shares on the first day of the period, deducting (in some cases) the maximum sales charge, and computing the "redeemable value" of that investment at the end of the period. The cumulative total return percentage is then determined by subtracting the initial investment from the redeemable value and dividing the remainder by the initial investment and expressing the result as a percentage. The calculation assumes that all income and capital gains distributions by each Fund have been reinvested at net asset value on the reinvestment dates during the period. Cumulative total return may also be shown as the increased dollar value of the hypothetical investment over the period. Cumulative total return calculations that do not include the effect of the sales charge would be reduced if such charge were included. Average annual and cumulative total returns may also be presented in advertising and sales literature without the inclusion of sales charges. In addition, each Fund may present cumulative total returns on an after-tax basis. After-tax total returns may be computed in accordance with a standardized method prescribed by SEC rules and may also be computed by using non-standardized methods.

   From time to time, each Fund may compare its risk-adjusted performance with other investments that may provide different levels of risk and return. For example, a Fund may compare its risk level, as measured by the variability of its periodic returns, or its risk-adjusted total return, with those of other funds or groups of funds. Risk-adjusted total return would be calculated by adjusting each investment's total return to account for the risk level of the investment.

   The risk level for a class of shares of a Fund, and any of the other investments used for comparison, would be evaluated by measuring the variability of the investment's return, as indicated by the standard deviation of the investment's monthly returns over a specified measurement period (e.g., two years). An investment with a higher standard deviation of monthly returns would indicate that a fund had greater price variability, and therefore greater risk, than an investment with a lower standard deviation.

   The risk-adjusted total return for a class of shares of a Fund and for other investments over a specified period would be evaluated by dividing (a) the remainder of the investment's annualized two-year total return, minus the annualized total return of an investment in Treasury bill securities (essentially a risk-free return) over that period, by (b) the standard deviation of the investment's monthly returns for the period. This ratio is sometimes referred to as the "Sharpe measure" of return. An investment with a higher Sharpe measure would be regarded as producing a higher return for the amount of risk assumed during the measurement period than an investment with a lower Sharpe measure.

   Class A Shares of each Fund are sold at net asset value plus a current maximum sales charge of 5.75% of the offering price. This current maximum sales charge will typically be used for purposes of calculating performance figures. Returns and net asset value of each class of shares of the Funds will fluctuate. Factors affecting the performance of the Funds include general market conditions, operating expenses and investment management. Any additional fees charged by a securities representative or other financial services firm would reduce returns described in this section. Shares of the Funds are redeemable at net asset value, which may be more or less than original cost.

   In reports or other communications to shareholders or in advertising and sales literature, a Fund may also compare its performance or the performance of its portfolio manager with that of, or reflect the performance of: (1) the Consumer Price Index; (2) equity mutual funds or mutual fund indexes as reported by Lipper Analytical Services, Inc. ("Lipper"), Morningstar, Inc. ("Morningstar"), Wiesenberger Investment Companies Service ("Wiesenberger") and CDA Investment Technologies, Inc. ("CDA") or similar independent services which monitor the performance of mutual funds, or other industry or financial publications such as Barron's, Changing Times, Forbes and Money Magazine; and/or (3) the S&P 500 Index, the S&P/Barra Value Index, the Russell 1000 Value Index, the Lehman Aggregate Bond Index, or unmanaged indices reported by Lehman Brothers. Performance comparisons by these indexes, services or publications may rank mutual funds over different periods of time by means of aggregate, average, year-by-year, or other types of total return and performance figures. Any given performance quotation or performance comparison should not be considered as representative of the performance of the Funds for any future period.

   There are differences and similarities between the investments which the Funds may purchase and the investments measured by the indexes and reporting services which are described herein. The Consumer Price Index is generally considered to be a measure of inflation. Lipper, Morningstar, Wiesenberger and CDA are widely recognized mutual fund reporting services whose performance calculations are based upon changes in net asset value with all dividends reinvested and which do not include the effect of any sales charges.

   Each Fund may also from time to time in its advertising and sales literature compare its current yield or total return with the yield or total return on taxable investments such as corporate or U.S. Government bonds, bank certificates of deposit (CDs) or money market funds or indices that represent these types of investments. U.S. Government bonds are long-term investments backed by the full faith and credit of the U.S. Government. Bank CDs are generally short-term, FDIC-insured investments, which pay fixed principal and interest but are subject to fluctuating rollover rates. Money market funds are short-term investments with stable net asset values, fluctuating yields and special features enhancing liquidity.



ADDITIONAL INFORMATION ON THE PURCHASE AND REDEMPTION OF FUND SHARES AND SHAREHOLDER PROGRAMS

   As described in the Prospectus, the Funds provide you with alternative ways of purchasing Fund shares based upon your individual investment needs and preferences.

   Each class of shares of a Fund represents an interest in the same portfolio of investments. Each class of shares is identical in all respects except that each class bears its own class expenses, including distribution and administration expenses, and each class has exclusive voting rights with respect to any distribution or service plan applicable to its shares. As a result of the differences in the expenses borne by each class of shares, net income per share, dividends per share and net asset value per share will vary among a Fund's classes of shares. There are no conversion, preemptive or other subscription rights, except that Class B shares automatically convert into Class A shares as described below.


   Shareholders of each class will share expenses proportionately for services that are received equally by all shareholders. A particular class of shares will bear only those expenses that are directly attributable to that class, where the type or amount of services received by a class varies from one class to another. For example, class-specific expenses generally will include distribution and service fees for those classes that pay such fees.

   The minimum initial investment is $3,000 per fund share class ($50 if you establish a systematic investment plan), and may be lower for accounts opened through fee-based programs for which the program sponsor has established a single master account with the fund's transfer agent and performs all sub-accounting services related to that account.


   The expenses to be borne by specific classes of shares may include (i) transfer agency fees attributable to a specific class of shares, (ii) printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxy statements to current shareholders of a specific class of shares, (iii) Securities and Exchange Commission ("SEC") and state securities registration fees incurred by a specific class of shares,
(iv) the expense of administrative personnel and services required to support the shareholders of a specific class of shares, (v) litigation or other legal expenses relating to a specific class of shares, (vi) directors' fees or expenses incurred as a result of issues relating to a specific class of shares,
(vii) accounting expenses relating to a specific class of shares and (viii) any additional incremental expenses subsequently identified and determined to be properly allocated to one or more classes of shares.

Class A Shares


   You may purchase Class A Shares at a public offering price equal to the applicable net asset value per share plus an up-front sales charge imposed at the time of purchase as set forth in the Prospectus. You may qualify for a reduced sales charge, or the sales charge may be waived in its entirety, as described below. Class A Shares are also subject to an annual service fee of ..25%. See "Distribution and Service Plans." Set forth below is an example of the method of computing the offering price of the Class A shares of each of the Funds. The example assumes a purchase on June 30, 2004 of Class A shares from a Fund aggregating less than $50,000 subject to the schedule of sales charges set forth in the Prospectus at a price based upon the net asset value of the Class A shares.



                                                                              Nuveen
                                                            Nuveen  Nuveen   Balanced
                                                   Nuveen   Large- Balanced   Stock
                                                 NWQ Multi-  Cap   Municipal   and
                                                 Cap Value  Value  and Stock   Bond
                                                    Fund     Fund    Fund      Fund
-                                                ---------- ------ --------- --------
Net Asset Value per share.......................   $18.56   $23.41  $21.96    $24.56
Per Share Sales Charge--5.75% of public offering
  price (6.09%, 6.11%, 6.10% and 6.11%,
  respectively, of net asset value per share)...     1.13     1.43    1.34      1.50
                                                   ------   ------  ------    ------
Per Share Offering Price to the Public..........   $19.69   $24.84  $23.30    $26.06
Shares Outstanding (as of June 30, 2004)........


   Each Fund receives the entire net asset value of all Class A Shares that are sold. Nuveen retains the full applicable sales charge from which it pays the uniform reallowances shown in the Prospectus to Authorized Dealers.

   Certain commercial banks may make Class A Shares of the Funds available to their customers on an agency basis. Pursuant to the agreements between Nuveen and these banks, some or all of the sales charge paid by a bank customer in connection with a purchase of Class A Shares may be retained by or paid to the bank. Certain banks and other financial institutions may be required to register as securities dealers in certain states.

Reduction or Elimination of Up-Front Sales Charge on Class A Shares and Class R Share Purchase Availability

Rights of Accumulation


   You may qualify for a reduced sales charge on a purchase of Class A Shares of any Fund if the amount of your purchase, when added to the value that day of all of your prior purchases of shares of any Fund or of another Nuveen Mutual Fund, on which an up-front sales charge or ongoing distribution fee is imposed, or is normally imposed, falls within the amounts stated in the Class A sales charges and commissions table in "How You Can Buy and Sell Shares" in the Funds' Prospectus. You or your financial advisor must notify Nuveen or the Fund's transfer agent of any cumulative discount whenever you plan to purchase Class A Shares of a Fund that you wish to qualify for a reduced sales charge.

Letter of Intent


   You may qualify for a reduced sales charge on a purchase of Class A Shares of any Fund if you plan to purchase Class A Shares of Nuveen Mutual Funds over the next 13 months and the total amount of your purchases would, if purchased at one time, qualify you for one of the reduced sales charges shown in the Class A sales charges and commissions table in "How You Can Buy and Sell Shares" in the Fund's Prospectus. In order to take advantage of this option, you must complete the applicable section of the Application Form or sign and deliver either to an Authorized Dealer or to the Fund's transfer agent a written Letter of Intent in a form acceptable to Nuveen. A Letter of Intent states that you intend, but are not obligated, to purchase over the next 13 months a stated total amount of Class A shares that would qualify you for a reduced sales charge shown above. You may count shares of a Nuveen Mutual Fund that you already own on which you paid an up-front sales charge or an ongoing distribution fee and any Class B and Class C Shares of a Nuveen Mutual Fund that you purchase over the next 13 months towards completion of your investment program, but you will receive a reduced sales charge only on new Class A Shares you purchase with a sales charge over the 13 months. You cannot count towards completion of your investment program Class A Shares that you purchase without a sales charge through investment of distributions from a Nuveen Mutual Fund, a Nuveen Exchange-Traded Fund or a Nuveen Defined Portfolio, or otherwise.


   By establishing a Letter of Intent, you agree that your first purchase of Class A Shares of a Fund following execution of the Letter of Intent will be at least 5% of the total amount of your intended purchases. You further agree that shares representing 5% of the total amount of your intended purchases will be held in escrow pending completion of these purchases. All dividends and capital gains distributions on Class A Shares held in escrow will be credited to your account. If total purchases, less redemptions, prior to the expiration of the 13 month period equal or exceed the amount specified in your Letter of Intent, the Class A Shares held in escrow will be transferred to your account. If the total purchases, less redemptions, exceed the amount specified in your Letter of Intent and thereby qualify for a lower sales charge than the sales charge specified in your Letter of Intent, you will receive this lower sales charge retroactively, and the difference between it and the higher sales charge paid will be used to purchase additional Class A Shares on your behalf. If the total purchases, less redemptions, are less than the amount specified, you must pay Nuveen an amount equal to the difference between the amounts paid for these purchases and the amounts which would have been paid if the higher sales charge had been applied. If you do not pay the additional amount within 20 days after written request by Nuveen or your financial advisor, Nuveen will redeem an appropriate number of your escrowed Class A Shares to meet the required payment. By establishing a Letter of Intent, you irrevocably appoint Nuveen as attorney to give instructions to redeem any or all of your escrowed shares, with full power of substitution in the premises.

   You or your financial advisor must notify Nuveen or the Funds' transfer agent whenever you make a purchase of Fund shares that you wish to be covered under the Letter of Intent option.


   For purposes of determining whether you qualify for a reduced sales charge as described under Rights of Accumulation and Letter of Intent, you may include together with your own purchases those made by your spouse (or equivalent if recognized under local law) and your children under 21 years of age, whether these purchases are made through a taxable or non-taxable account. You may also include purchases made by a corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing. In addition, a trustee or other fiduciary can count all shares purchased for a single trust, estate or other single fiduciary account that has multiple accounts (including one or more employee benefit plans of the same employer).

Reinvestment of Nuveen Defined Portfolio Distributions


   You may purchase Class A Shares without an up-front sales charge by reinvestment of distributions from any of the various municipal Defined Portfolios sponsored by Nuveen. There is no initial or subsequent minimum investment requirement for such reinvestment purchases. Nuveen is no longer sponsoring new Defined Portfolios.



   Also, investors will be able to buy Class A Shares at net asset value by using the termination/maturity proceeds from Nuveen Defined Portfolios. You must provide Nuveen appropriate documentation that the Defined Portfolio termination/maturity occurred not more than 90 days prior to reinvestment.


Group Purchase Programs


   If you are a member of a qualified group, you may purchase Class A Shares of any Nuveen Mutual Fund at the reduced sales charge applicable to the group's purchases taken as a whole when the purchases occur on the same day. A "qualified group" is one which has previously been in existence, has a purpose other than investment, has ten or more participating members, has agreed to include Fund sales publications in mailings to members and has agreed to comply with certain administrative requirements relating to its group purchases.


   Under any group purchase program, the minimum initial investment in Class A Shares of any particular Fund or portfolio for each participant in the program is $50 per share class per Fund, provided that the group initially invests at least $3,000 in the Fund and the minimum monthly investment in Class A Shares of any particular Fund or portfolio by each participant is $50. No certificate will be issued for any participant's account. All dividends and other distributions by a Fund will be reinvested in additional Class A Shares of the same Fund. No participant may utilize a systematic withdrawal program.


   To establish a group purchase program, both the group itself and each participant must fill out the appropriate application materials, which the group administrator may obtain from the group's financial advisor or by calling Nuveen toll-free at 800-257-8787.




Reinvestment of Redemption Proceeds from Unaffiliated Funds Subject to Merger or Closure


   You may also purchase Class A Shares at net asset value without a sales charge if the purchase takes place through an Authorized Dealer and represents the reinvestment of the proceeds of the redemption of shares of one or more registered investment companies not affiliated with Nuveen that are subject to merger or closure. You must provide appropriate documentation that the redemption occurred not more than 90 days prior to the reinvestment of the proceeds in Class A Shares, and that you either paid an up-front sales charge or were subject to a contingent deferred sales charge in respect of the redemption of such shares of such other investment company.


Elimination of Sales Charge on Class A Shares

   Class A Shares of a Fund may be purchased at net asset value without a sales charge by the following categories of investors:

  . investors purchasing $1,000,000 or more; Nuveen may pay Authorized Dealers on Class A sales of $1.0 million and above up to an additional 0.25% of the purchase amount;

  .  officers, trustees and former trustees of the Nuveen Funds;


  . bona fide, full-time and retired employees of Nuveen, any parent company of Nuveen (including St. Paul Travelers), and subsidiaries thereof, or their immediate family members (immediate family members are defined as their spouses, parents, children, grandparents, grandchildren, parents-in-law, sons- and daugters-in-law, siblings, a sibling's spouse, and a spouse's siblings);


  . any person who, for at least 90 days, has been an officer, director or bona fide employee of any Authorized Dealer, or their immediate family members;

  . bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity;

  . investors purchasing on a periodic fee, asset-based fee or no transaction fee basis through a broker-dealer sponsored mutual fund purchase program;

  . clients of investment advisers, financial planners or other financial intermediaries that charge periodic or asset-based fees for their services; and

  . with respect to the NWQ Multi-Cap Fund, Large-Cap Value Fund and Stock/Bond Fund, any eligible employer-sponsored qualified defined contribution retirement plan. Eligible plans are those with at least 25 employees and which either (a) make an initial purchase of one or more Nuveen mutual funds aggregating $500,000 or more; or (b) execute a Letter of Intent to purchase in the aggregate $500,000 or more of fund shares. Nuveen will pay Authorized Dealers a sales commission on such purchases equal to 1% of the first $2.5 million, plus 0.50% of the next
     $2.5 million, plus 0.25% of any amount purchased over $5.0 million.





   For investors that purchased Class A Shares at net asset value because they purchased such shares through an eligible employer-sponsored qualified defined contribution plan or because the purchase amount equaled or exceeded $1 million and the Authorized Dealer did not waive the sales commission, a contingent deferred sales charge of 1.00% will be assessed on redemptions within 18 months of purchase.

   Any Class A Shares purchased pursuant to a special sales charge waiver must be acquired for investment purposes and on the condition that they will not be transferred or resold except through redemption by a Fund. You or your financial advisor must notify Nuveen or the Fund's transfer agent whenever you make a purchase of Class A Shares of any Fund that you wish to be covered under these special sales charge waivers.

   Class A Shares of a Fund may be issued at net asset value without a sales charge in connection with the acquisition by a Fund of another investment company. All purchases under the special sales charge waivers will be subject to minimum purchase requirements as established by each Fund.



Class R Share Purchase Eligibility

   Class R Shares are available for purchases of $10 million or more and for purchases using dividends and capital gains distributions on Class R Shares. Class R Shares also are available for the following categories of investors and pension, profit-sharing, 401(k), IRA or other similar plans maintained by or for the benefit of such persons:

  . any person who was a shareholder of the PBHG Special Equity Fund on December 5, 2002 (for the NWQ Multi-Cap only);


  . officers, trustees and former trustees of the Trust or any Nuveen-sponsored registered investment company and their immediate family members or trustees/directors of any fund sponsored by Nuveen, any parent company of Nuveen and subsidiaries thereof and their immediate family members (immediate family members are defined as their spouses, parents, children, grandparents, grandchildren, parents-in-law, sons- and daughters-in-law, siblings, a sibling's spouse, and a spouse's siblings);



  . bona fide, full-time and retired employees of Nuveen, any parent company of Nuveen (including St. Paul Travelers), and subsidiaries thereof, or their immediate family members;




  . any person who, for at least 90 days, has been an officer, director or bona fide employee of any Authorized Dealer, or their immediate family members;



  . bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity;

  . investors purchasing on a periodic fee, asset-based fee or no transaction fee basis through a broker-dealer sponsored mutual fund purchase program;

  . clients of investment advisers, financial planners or other financial intermediaries that charge periodic or asset-based fees for their services; and


  . any shares purchased by investors falling within any of the first four categories listed above must be acquired for investment purposes and on the condition that they will not be transferred or resold except through redemption by a Fund.



   In addition, purchasers of Nuveen Defined Portfolios may reinvest their distributions from such defined portfolios in Class R Shares, if, before September 6, 1994, such purchasers had elected to reinvest distributions in Nuveen Fund shares (before June 13, 1995 for Nuveen Municipal Bond Fund shares). Shareholders may exchange their Class R Shares of any Nuveen Fund into Class R Shares of any other Nuveen Fund. You may also exchange Class R Shares of the Fund for Class A Shares without a sales charge if the current net asset value of your Class R Shares is at least $3,000 (or you already own Class A Shares). The reduced sales charge programs may be modified or discontinued by the Funds at any time.




   If you are eligible to purchase either Class R Shares or Class A Shares without a sales charge at net asset value, you should be aware of the differences between these two classes of shares. Class A Shares are subject to an annual service fee to compensate Authorized Dealers for providing you with ongoing account services. Class R Shares are not subject to a distribution or service fee and, consequently, holders of Class R Shares may not receive the same types or levels of services from Authorized Dealers. In choosing between Class A Shares and Class R Shares, you should weigh the benefits of the services to be provided by Authorized Dealers against the annual service fee imposed upon the Class A Shares.

   For more information about the purchase of Class A Shares or the reduced sales charge program, or to obtain the required application forms, call Nuveen Investor Services toll-free at (800) 257-8787.

Class B Shares


   You may purchase Class B Shares at a public offering price equal to the applicable net asset value per share without any up-front sales charge. Since Class B Shares are sold without an initial sales charge, the full amount of your purchase payment will be invested in Class B Shares. Class B Shares are subject to an annual distribution fee to compensate Nuveen for its costs in connection with the sale of Class B shares, and are also subject to an annual service fee to compensate Authorized Dealers for providing you with ongoing financial advice and other account services. Each Fund has established a maximum purchase amount for the Class B shares of the Funds. Investors may not purchase Class B shares if they are a single purchaser placing a purchase order of $100,000 or more of Fund shares. Purchase orders for a single purchaser equal to or exceeding the foregoing limit should be placed only for Class A Shares, unless such purchase has been reviewed and approved as suitable for the client by the appropriate compliance personnel of the Authorized Dealer, and the Fund receives written confirmation of such approval.


   You may be subject to a CDSC if you redeem your Class B shares prior to the end of the sixth year after purchase. See "Reduction or Elimination of Contingent Deferred Sales Charge" below. Nuveen compensates Authorized Dealers for sales of Class B Shares at the time of sale at the rate of 4.00% of the amount of Class B Shares purchased, which represents a sales commission of 3.75% plus an advance on the first year's annual service fee of .25%.

   Class B Shares acquired through the reinvestment of dividends are not subject to a CDSC. Any CDSC will be imposed on the lower of the redeemed shares' cost or net asset value at the time of redemption.

   Class B Shares will automatically convert to Class A Shares eight years after purchase. The purpose of the conversion is to limit the distribution fees you pay over the life of your investment. All conversions will be done at net asset value without the imposition of any sales load, fee, or other charge, so that the value of each shareholder's account immediately before conversion will be the same as the value of the account immediately after conversion. Class B Shares acquired through reinvestment of distributions will convert into Class A Shares based on the date of the initial purchase to which such shares relate. For this purpose, Class B Shares acquired through reinvestment of distributions will be attributed to particular purchases of Class B Shares in accordance with such procedures as the Board of Trustees may determine from time to time. Class B Shares that are converted to Class A Shares will remain subject to an annual service fee that is identical in amount for both Class B Shares and Class A Shares. Since net asset value per share of the Class B Shares and the Class A Shares may differ at the time of conversion, a shareholder may receive more or fewer Class A Shares than the number of Class B Shares converted. Any conversion of Class B Shares into Class A Shares will be subject to the continuing availability of an opinion of counsel or a private letter ruling from the Internal Revenue Service to the effect that the conversion of shares would not constitute a taxable event under federal income tax law. Conversion of Class B Shares into Class A Shares might be suspended if such an opinion or ruling were no longer available.

Class C Shares

   You may purchase Class C Shares at a public offering price equal to the applicable net asset value per share without any up-front sales charge. Class C Shares are subject to an annual distribution fee of .75% to compensate Nuveen for paying your financial advisor an ongoing sales commission. Class C Shares are also subject to an annual service fee of .25% to compensate Authorized Dealers for providing you with on-going financial advice and other account services. Nuveen compensates Authorized Dealers for sales of Class C Shares at the time of the sale at a rate of 1% of the amount of Class C Shares purchased, which represents an advance of the first year's distribution fee of .75% plus an advance on the first year's annual service fee of .25%. See "Distribution and Service Plans."


   You may not purchase Class C Shares if you are a single purchaser placing a purchase order of $250,000 or more of Fund shares. Purchase orders for a single purchaser equal to or exceeding the foregoing limit should be placed only for Class A Shares, unless such purchase has been reviewed and approved as suitable for the client by the appropriate compliance personnel of the Authorized Dealer, and the Fund receives written confirmation of such approval.


   Redemptions of Class C Shares within 12 months of purchase may be subject to a CDSC of 1% of the lower of the purchase price or redemption proceeds. Because Class C Shares do not convert to Class A Shares and continue to pay an annual distribution fee indefinitely, Class C Shares should normally not be purchased by an investor who expects to hold shares for significantly longer than eight years.

Reduction or Elimination of Contingent Deferred Sales Charge


   Class A Shares are normally redeemed at net asset value, without any CDSC. However, in the case of Class A Shares purchased at net asset value because the purchase amount exceeded $1 million, where the Authorized Dealer did not waive the sales commission, a CDSC of 1% is imposed on any redemption within 18 months of purchase. In the case of Class B Shares redeemed within six years of purchase, a CDSC is imposed, beginning at 5% for redemptions within the first year, declining to 4% for redemptions within years two and three, and declining by 1% each year thereafter until disappearing after the sixth year. Class C Shares are redeemed at net asset value, without any CDSC, except that a CDSC of 1% is imposed upon redemption of Class C Shares that are redeemed within 12 months of purchase.


   In determining whether a CDSC is payable, a Fund will first redeem shares not subject to any charge and then will redeem shares held for the longest period, unless the shareholder specifies another order. No CDSC is charged on shares purchased as a result of automatic reinvestment of dividends or capital gains paid. In addition, no CDSC will be charged on exchanges of shares into another Nuveen Mutual Fund. The holding period is calculated on a monthly basis and begins on the date of purchase. The CDSC is assessed on an amount equal to the lower of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases on net asset value above the initial purchase price. Nuveen receives the amount of any CDSC shareholders pay.

   The CDSC may be waived or reduced under the following circumstances: (i) in the event of total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed; (ii) in the event of the death of the shareholder (including a registered joint owner);
(iii) for redemptions made pursuant to a systematic withdrawal plan, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of an account's net asset value depending on the frequency of the plan as designated by the shareholder; (iv) involuntary redemptions caused by operation of law; (v) redemptions in connection with a payment of account or plan fees; (vi) redemptions in connection with the exercise of a reinstatement privilege whereby the proceeds of a redemption of a Fund's shares subject to a sales charge are reinvested in shares of certain Funds within a specified number of days; (vii) redemptions in connection with the exercise of a Fund's right to redeem all shares in an account that does not maintain a certain minimum balance or that the applicable board has determined may have material adverse consequences to the shareholders of a Fund; (viii) in whole or in part for redemptions of shares by shareholders with accounts in excess of specified breakpoints that correspond to the breakpoints under which the up-front sales charge on Class A Shares is reduced pursuant to Rule 22d-1 under the Act;
(ix) redemptions of shares purchased under circumstances or by a category of investors for which Class A Shares could be purchased at net asset value without a sales charge; (x) redemptions of Class A, Class B or Class C Shares if the proceeds are transferred to an account managed by another Nuveen Adviser and the adviser refunds the advanced service and distribution fees to Nuveen; and (xi) redemptions of Class C Shares in cases where (a) you purchase shares after committing to hold the shares for less than one year and (b) your adviser consents up front to receiving the appropriate service and distribution fee on the Class C Shares on an ongoing basis instead of having the first year's fees advanced by Nuveen. If a Fund waives or reduces the CDSC, such waiver or reduction would be uniformly applied to all Fund shares in the particular category. In waiving or reducing a CDSC, the Funds will comply with the requirements of Rule 22d-1 of the Investment Company Act of 1940, as amended.

   In addition, the CDSC will be waived in connection with the following redemptions of shares held by an employer-sponsored qualified defined contribution retirement plan: (i) partial or complete redemptions in connection with a distribution without penalty under Section 72(t) of the Internal Revenue Code ("Code") from a retirement plan: (a) upon attaining age 59 1/2, (b) as part of a series of substantially equal periodic payments, or (c) upon separation from service and attaining age 55; (ii) partial or complete redemptions in connection with a qualifying loan or hardship withdrawal;
(iii) complete redemptions in connection with termination of employment, plan termination or transfer to another employer's plan or IRA; and (iv) redemptions resulting from the return of an excess contribution. The CDSC will also be waived in connection with the following redemptions of shares held in an IRA account: (i) for redemptions made pursuant to an IRA systematic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Code Section 72(t)(A)(iv) prior to age 59 1/2; and (ii) for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's Nuveen IRA accounts).

Shareholder Programs

Exchange Privilege

   You may exchange shares of a class of any of the Funds for shares of the same class of any other Nuveen Mutual Fund with reciprocal exchange privileges, at net asset value without a sales charge, by sending a written request to the applicable Fund, c/o Nuveen Investor Services, P.O. Box 8530, Boston, Massachusetts 02266-8530. Similarly, Class A, Class B, Class C and Class R Shares of other Nuveen Mutual Funds may be exchanged for the same class of shares of a Fund at net asset value without a sales charge.

   If you exchange shares subject to a CDSC, no CDSC will be charged at the time of the exchange. However, if you subsequently redeem the shares acquired through the exchange, the redemption may be subject to a CDSC, depending on when you purchased your original shares and the CDSC schedule of the fund from which you exchanged your shares.

   The shares to be purchased must be offered in your state of residence and you must have held the shares you are exchanging for at least 15 days. The total value of exchanged shares must at least equal the minimum investment requirement of the Nuveen Mutual Fund being purchased. For federal income tax purposes, any exchange constitutes a sale and purchase of shares and may result in capital gain or loss. Before making any exchange, you should obtain the Prospectus for the Nuveen Mutual Fund you are purchasing and read it carefully. If the registration of the account for the Fund you are purchasing is not exactly the same as that of the fund account from which the exchange is made, written instructions from all holders of the account from which the exchange is being made must be received, with signatures guaranteed by a member of an approved Medallion Guarantee Program or in such other manner as may be acceptable to the Fund. You may also exchange shares by telephone if you authorize telephone exchanges by checking the applicable box on the Application Form or by calling Nuveen Investor Services toll-free at 800-257-8787 to obtain an authorization form. The exchange privilege may be modified or discontinued by a Fund at any time.

   The exchange privilege is not intended to permit a Fund to be used as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management, raise expenses, and otherwise have an adverse effect on all shareholders. In order to limit excessive exchange activity and in other circumstances where Fund management believes doing so would be in the best interest of the Fund, each Fund reserves the right to revise or terminate the exchange privilege, or limit the amount or number of exchanges or reject any exchange. Shareholders would be notified of any such action to the extent required by law. (See "Frequent Trading Policy" below.)

Reinstatement Privilege

   If you redeemed Class A, Class B or Class C Shares of a Fund or any other Nuveen Mutual Fund that were subject to a sales charge or a CDSC, you have up to one year to reinvest all or part of the full amount of the redemption in the same class of shares of the Fund at net asset value. This reinstatement privilege can be exercised only once for any redemption, and reinvestment will be made at the net asset value next calculated after reinstatement of the appropriate class of Fund shares. If you reinstate shares that were subject to a CDSC, your holding period as of the redemption date also will be reinstated for purposes of calculating a CDSC and the CDSC paid at redemption will be refunded. The federal income tax consequences of any capital gain realized on a redemption will not be affected by reinstatement, but a capital loss may be disallowed in whole or in part depending on the timing, the amount of the reinvestment and the fund from which the redemption occurred.

Suspension of Right of Redemption

   Each Fund may suspend the right of redemption of Fund shares or delay payment more than seven days (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund normally utilizes is restricted, or an emergency exists as determined by the Securities and Exchange Commission so that trading of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for any other periods that the Securities and Exchange Commission by order may permit for protection of Fund shareholders.

Redemption In Kind

   The Funds have reserved the right to redeem in kind (that is, to pay redemption requests in cash and portfolio securities, or wholly in portfolio securities), although the Funds have no present intention to redeem in kind. The Funds voluntarily have committed to pay in cash all requests for redemption by any shareholder, limited as to each shareholder during any ninety-day period to the lesser of $250,000 or 1% of the net asset value of a Fund at the beginning of the ninety-day period.

Frequent Trading Policy



   The Funds Frequent Trading Program is as follows:



   Nuveen Mutual Funds are intended as long-term investments and not as short-term trading vehicles. At the same time, the Funds recognize the need of investors periodically to make purchases and redemptions of Fund shares when rebalancing their portfolios and as their financial needs or circumstances change. Nuveen Funds have adopted the following Frequent Trading Policy that seeks to balance these needs against the potential for higher operating costs, portfolio management disruption and other inefficiencies that can be caused by excessive trading of Fund shares. Purchases and redemptions made pursuant to a Systematic Investment, Systematic Exchange or Systematic Withdrawal Program are exempt from this policy.



   1. Definition of Round Trip



   A Round Trip trade is the purchase and subsequent redemption of a substantially similar dollar amount of Fund shares within a 60-day period representing at least 25% of the value of the shareholder's account on the date of the most recent transaction. Each side of a Round Trip trade may be comprised of either a single transaction or a series of closely-spaced transactions.



   2. Round Trip Trade Limitations



   Nuveen Funds limit the frequency of Round Trip trades that may be placed in a Fund. For transactions of an amount less than 1% of a Fund's net assets, an investor may make no more than four Round Trips per trailing 12-month period, and no more than one Round Trip every 30 days. For transactions of an amount equal to or greater than 1% of a Fund's net assets, an investor may make no more than two Round Trips per trailing 12-month period, and no more than one Round Trip every 30 days. A purchase transaction identified as being by a Frequent Trader (defined below) may not exceed $1 million for a single shareholder account or in the aggregate for a group of shareholder accounts controlled by a financial advisor or otherwise determined by the Funds to be related. Nuveen Funds will restrict the trading privileges of any shareholder who makes a Round Trip trade within a 30-day period, and also reserves the right to restrict the trading privileges of a financial advisor acting on behalf of such a shareholder.



   3. Redemption Fee on Short-Term Trades in Shares of International Value Fund



   In addition to the above limits on Round Trip trades, the Nuveen NWQ International Value Fund also assesses a 2% fee on shares redeemed or exchanged within 30 days of purchase in order to discourage short-term trading and offset the costs associated with such activity. Redemption fees are deducted from redemption or exchange proceeds and paid directly to the Fund. The application of the redemption fee and waiver provisions is described in the Fund's Prospectus and Statement of Additional Information.



   4. Definition of Frequent Trader



   An investor (and/or the investor's financial advisor) who makes more than one Round Trip trade will be deemed a Frequent Trader. Nuveen Funds reserve the right to deem any investor (and/or their financial advisor) as a Frequent Trader based on the size, pattern or other characteristics of their trading activity. Frequent Traders are subject to specific rules regarding the size and process for submission of their trades.



   5. Rules Governing Trades Placed by Frequent Traders



   Frequent Traders must place their orders telephonically directly with Nuveen. (Please note that telephonic redemption orders cannot exceed $50,000 unless the shareholder has established wire transfer instructions with the transfer agent.) All orders must be placed prior to 1 p.m. ET and are non-cancelable. Orders may be placed for next-day settlement, but Nuveen Funds reserve the right to require that a trade be placed for regular-way settlement. Nuveen Funds will not accept further purchase orders if the value of a Frequent Trader's account(s) exceeds 2% of a Fund's net assets.

   6. Enforcement



   Trades placed in violation of the foregoing policies are subject to rejection or cancellation by Nuveen Funds. Nuveen Funds may also bar an investor (and/or the investor's financial advisor) who has violated these policies from opening new accounts with the Funds and may restrict their existing account(s) to redemptions only. Nuveen Funds reserve the right at their sole discretion to interpret the terms and application of these policies, and to waive unintentional or minor violations if Nuveen Funds determine that doing so does not harm the interests of Fund shareholders, and also to waive its provisions with respect to redemptions that would qualify for a waiver from the imposition of a CDSC on Class B shares, as described in each Fund's Statement of Additional Information. The Funds may modify or suspend the Frequent Trading Policy without notice during periods of market stress or other unusual circumstances. The ability of Nuveen Funds to implement the Frequent Trading Policy for omnibus accounts is dependent on those distributors furnishing the Funds with sufficient shareholder information to permit monitoring of trade activity and enforcement of the Policy's terms.


   In addition, because short-term or excessive trading into and out of a Fund may interfere with portfolio management, raise operating expenses, or otherwise have an adverse effect on other shareholders, each Fund reserves the right to limit, restrict, or refuse purchase or exchange requests. For more information regarding the Funds' frequent trading policy, call Nuveen toll-free at (800) 257-8787.

General Matters

   The Funds may encourage registered representatives and their firms to help apportion their assets among bonds, stocks and cash, and may seek to participate in programs that recommend a portion of their assets be invested in equity securities, equity and debt securities, or equity and municipal securities.

   Upon notice to all Authorized Dealers, Nuveen may reallow to Authorized Dealers electing to participate up to the full applicable Class A Share up-front sales charge during periods and for transactions specified in the notice. The reallowances made during these periods may be based upon attainment of minimum sales levels.


   In addition to the types of compensation to dealers to promote sales of Fund shares that are described in the Funds' Prospectus, Nuveen may from time to time make additional reallowances only to certain authorized dealers who sell or are expected to sell certain minimum amounts of shares of the Nuveen Mutual Funds and Nuveen Defined Portfolios during specified time periods. Promotional support may include providing sales literature to and holding informational or educational programs for the benefit of such Authorized Dealers' representatives, seminars for the public, and advertising and sales campaigns. Nuveen may reimburse a participating Authorized Dealer for up to one-half of specified media costs incurred in the placement of advertisements which jointly feature the Authorized Dealer and Nuveen Funds.


   Such reimbursement will be based on the number of its financial advisors who have sold Nuveen Fund shares during the prior calendar year according to an established schedule. Any such support or reimbursement would be provided by Nuveen out of its own assets, and not out of the assets of the Funds, and will not change the price an investor pays for shares or the amount that a Fund will receive from such a sale. The staff of the Securities and Exchange Commission takes the position that dealers who receive 90% or more of the applicable sales charge may be deemed underwriters under the Securities Act of 1933, as amended.

   To help advisors and investors better understand and more efficiently use the Funds to reach their investment goals, the Funds may advertise and create specific investment programs and systems. For example, this may include information on how to use the Funds to accumulate assets for future education needs or periodic payments such as insurance premiums. The Funds may produce software, electronic information sites, or additional sales literature to promote the advantages of using the Funds to meet these and other specific investor needs.

   The Funds have authorized one or more brokers to accept on their behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. The Funds will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee accepts the order. Customer orders received by such broker (or their designee) will be priced at the Funds' net asset value next computed after they are accepted by an authorized broker (or their designee). Orders accepted by an authorized broker (or their designee) before the close of regular trading on the NYSE will receive that day's share price; orders accepted after the close of trading will receive the next business day's share price.


   In addition, you may exchange Class R Shares of any Fund for Class A Shares of the same Fund without a sales charge if the current net asset value of those Class R Shares is at least $3,000 or you already own Class A Shares of that Fund.

   Shares will be registered in the name of the investor or the investor's financial advisor. A change in registration or transfer of shares held in the name of a financial advisor may only be made by an order in good form from the financial advisor acting on the investor's behalf.

   For more information on the procedure for purchasing shares of a Fund and on the special purchase programs available thereunder, see "How to Buy Shares" and "Systematic Investing" in the Funds' Prospectus.


   If you choose to invest in a Fund, an account will be opened and maintained for you by Boston Financial Data Services ("BFDS"), the Funds' shareholder services agent. Shares will be registered in the name of the investor or the investor's financial advisor. A change in registration or transfer of shares held in the name of a financial advisor may only be made by an order in good standing form from the financial advisor acting on the investor's behalf. Each Fund reserves the right to reject any purchase order and to waive or increase minimum investment requirements.



   The Funds will no longer issue share certificates. For certificated shares previously issued, a fee of 1% of the current market value will be charged if the certificate is lost, stolen, or destroyed. The fee is paid to Seaboard Surety Company for insurance of the lost, stolen or destroyed certificate.




   Authorized Dealers are encouraged to open single master accounts. However, some Authorized Dealers may wish to use BFDS' sub-accounting system to minimize their internal recordkeeping requirements. An Authorized Dealer or other investor requesting shareholder servicing or accounting other than the master account or sub-accounting service offered by BFDS will be required to enter into a separate agreement with another agent for these services for a fee that will depend upon the level of services to be provided.

   The Shares are offered continuously. However, subject to the rules and regulations of the Securities and Exchange Commission, each Fund reserves the right to suspend the continuous offering of its shares at any time, but no suspension shall affect your right of redemption.

   Nuveen serves as the principal underwriter of the shares of the Funds pursuant to a "best efforts" arrangement as provided by a distribution agreement with the Trust (the "Distribution Agreement"). Pursuant to the Distribution Agreement, the Trust appointed Nuveen to be its agent for the distribution of the Funds' shares on a continuous offering basis. Nuveen sells shares to or through brokers, dealers, banks or other qualified financial intermediaries (collectively referred to as "Dealers"), or others, in a manner consistent with the then effective registration statement of the Trust. Pursuant to the Distribution Agreement, Nuveen, at its own expense, finances certain activities incident to the sale and distribution of the Funds' shares, including printing and distributing of prospectuses and statements of additional information to other than existing shareholders, the printing and distributing of sales literature, advertising and payment of compensation and giving of concessions to dealers. Nuveen receives for its services the excess, if any, of the sales price of a Fund's shares less the net asset value of those shares, and reallows a majority or all of such amounts to the Dealers who sold the shares; Nuveen may act as such a Dealer. Nuveen also receives compensation pursuant to a distribution plan adopted by the Trust pursuant to Rule 12b-1 and described herein under "Distribution and Service Plans." Nuveen receives any CDSCs imposed on redemptions of Shares, but any amounts as to which a reinstatement privilege is not exercised are set off against and reduce amounts otherwise payable to Nuveen pursuant to the distribution plan.

   The following tables set forth the aggregate amount of underwriting commissions with respect to the sale of Fund shares, the amount thereof retained by Nuveen and the compensation on redemptions and repurchases received by Nuveen for each of the Funds for the specified periods. All figures are to the nearest thousand.


                             Amount of Underwriting                              Amount of Compensation on
                                  Commissions         Amount Retained by Nuveen  Redemptions and Repurchases
                           -------------------------- -------------------------- --------------------------
                           4/01/02- 4/01/03- 7/01/03- 4/01/02- 4/01/03- 7/01/03- 4/01/02-  4/01/03- 7/01/03-
                           3/31/03  6/30/03  6/30/04  3/31/03  6/30/03  6/30/04  3/31/03   6/30/03  6/30/04
                           -------- -------- -------- -------- -------- -------- --------  -------- --------
Nuveen NWQ Multi-Cap Value
 Fund.....................   $12       $3      $421      $1      $--      $53      $--       $--      $14



                                Amount of Underwriting                              Amount of Compensation on
                                     Commissions         Amount Retained by Nuveen  Redemptions and Repurchases
                              -------------------------- -------------------------- --------------------------
                              7/01/01- 7/01/02- 7/01/03- 7/01/01- 7/01/02- 7/01/03- 7/01/01-  7/01/02- 7/01/03-
                              6/30/02  6/30/03  6/30/04  6/30/02  6/30/03  6/30/04  6/30/02   6/30/03  6/30/04
                              -------- -------- -------- -------- -------- -------- --------  -------- --------
Nuveen Large-Cap Value Fund..   $229     $89      $116     $26       $1      $15      $244      $214     $107
Nuveen Balanced Municipal and
 Stock Fund..................     91      74       105      11        9       11       132       132       61
Nuveen Balanced Stock and
 Bond Fund...................     27      22        42       3        3        5        28        59       36



Other compensation to certain dealers



   NIAC and its advisory affiliate, Nuveen Advisory Corp., at their own expense, currently provide additional compensation to investment dealers who distribute shares of the Nuveen Mutual Funds. The level of payments made to a particular dealer in any given year will vary and will comprise an amount equal to (a) up to .25% of fund sales by that dealer; and/or (b) up to .12% of assets attributable to that dealer. A number of factors will be considered in determining the level of payments as enumerated in the Prospectus. Nuveen Advisory makes these payments to help defray marketing and distribution costs incurred by particular dealers in connection with the sale of Nuveen Funds, including costs associated with educating a firm's financial advisors about the features and benefits of Nuveen Funds. Nuveen Advisory will, on an annual basis, determine the advisability of continuing these payments. Additionally, Nuveen Advisory may also directly sponsor various meetings that facilitate educating financial advisors and shareholders about the Nuveen Funds.



In 2004, NIAC expects that it will pay additional compensation to the following dealers;



      A.G. Edwards & Sons, Inc.


      American Express Financial Advisors Inc.


      Merrill Lynch, Pierce, Fenner & Smith, Inc.


      Prudential Investments LLC


      Raymond James Group


      Smith Barney


      UBS Financial Services Inc.


      Wachovia Securities LLC


DISTRIBUTION AND SERVICE PLANS


   Each Fund has adopted a plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act, which provides that Class B Shares and Class C Shares will be subject to an annual distribution fee, and that Class A Shares, Class B Shares and Class C Shares will all be subject to an annual service fee. Class R Shares will not be subject to either distribution or service fees.

   The distribution fee applicable to Class B Shares and Class C Shares under each Fund's Plan will be payable to compensate Nuveen for services and expenses incurred in connection with the distribution of Class B and Class C Shares, respectively. These expenses include payments to Authorized Dealers, including Nuveen, who are brokers of record with respect to the Class B and Class C Shares, as well as, without limitation, expenses of printing and distributing prospectuses to persons other than shareholders of each Fund, expenses of preparing, printing and distributing advertising and sales literature and reports to shareholders used in connection with the sale of Class B and Class C Shares, certain other expenses associated with the distribution of Class B and Class C Shares, and any distribution-related expenses that may be authorized form time to time by the Board of Trustees.

   The service fee applicable to Class A Shares, Class B Shares and Class C Shares under each Fund's Plan will be payable to Authorized Dealers in connection with the provision of ongoing account services to shareholders. These services may include establishing and maintaining shareholder accounts, answering shareholder inquiries and providing other personal service to shareholders.

   Each Fund may spend up to .25 of 1% per year of the average daily net assets of Class A Shares as a service fee under the Plan as applicable to Class A Shares. Each Fund may spend up to .75 of 1% per year of the average daily net assets of each of the Class B Shares and Class C Shares as a distribution fee which constitutes an asset-based sales charge whose purpose is the same as an up-front sales charge and up to .25 of 1% per year of the average daily net assets of each of the Class B Shares and Class C Shares as a service fee under the Plan as applicable to such classes.


   During the fiscal year ended June 30, 2004, the Funds paid 12b-1 fees pursuant to their respective 12b-1 Plan in the amounts set forth in the table below. For this period, substantially all of the 12b-1 service fees on Class A Shares were paid out as compensation to Authorized Dealers for providing services to shareholders relating to their investments. To compensate for commissions advanced to Authorized Dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees on Class B Shares, and all 12b-1 service and distribution fees on Class C Shares during the first year following a purchase are retained by Nuveen. After the first year following a purchase, 12b-1 service fees on Class B Shares and 12b-1 service and distribution fees on Class C Shares are paid to Authorized Dealers.

                                                       12b-1 Fees
                                                      Incurred by
                                                       each Fund
                                                     for the fiscal
                                                       year ended
                                                     June 30, 2004
                                                     --------------

            Nuveen NWQ Multi-Cap Value Fund
               Class A..............................   $   67,094
               Class B..............................       35,621
               Class C..............................      102,758
                                                       ----------
                   Total............................   $  205,473

            Nuveen Large-Cap Value Fund
               Class A..............................   $1,127,050
               Class B..............................      569,902
               Class C..............................      445,090
                                                       ----------
                   Total............................   $2,142,042

            Nuveen Balanced Municipal and Stock Fund
               Class A..............................   $  147,586
               Class B..............................      246,769
               Class C..............................       87,173
                                                       ----------
                   Total............................   $  481,528

            Nuveen Balanced Stock and Bond Fund
               Class A..............................   $   87,380
               Class B..............................      126,877
               Class C..............................       81,433
                                                       ----------
                   Total............................   $  295,690




   Under each Fund's Plan, the Fund will report quarterly to the Board of Trustees for its review all amounts expended per class of shares under the Plan. The Plan may be terminated at any time with respect to any class of shares, without the payment of any penalty, by a vote of a majority of the Trustees who are not "interested persons" and who have no direct or indirect financial interest in the Plan or by vote of a majority of the outstanding voting securities of such class. The Plan may be renewed from year to year if approved by a vote of the Board of Trustees and a vote of the non-interested Trustees who have no direct or indirect financial interest in the Plan cast in person at a meeting called for the purpose of voting on the Plan. The Plan may be continued only if the trustees who vote to approve such continuance conclude, in the exercise of reasonable business judgment and in light of their fiduciary duties under applicable law, that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. The Plan may not be amended to increase materially the cost which a class of shares may bear under the Plan without the approval of the shareholders of the affected class, and any other material amendments of the Plan must be approved by the non-interested trustees by a vote cast in person at a meeting called for the purpose of considering such amendments. During the continuance of the Plan, the selection and nomination of the non-interested trustees of the Trust will be committed to the discretion of the non-interested trustees then in office.


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, CUSTODIAN AND TRANSFER AGENT



   PricewaterhouseCoopers, LLP ("PWC"), One North Wacker Drive, Chicago, Illinois 60606, independent registered public accounting firm, have been selected as auditors for the Trust. In addition to audit services, PWC will provide assistance on accounting, internal control, tax and related matters.


   The custodian of the assets of the Funds is State Street Bank and Trust Company, P.O. Box 5043, Boston, Massachusetts 02206-5043. The custodian performs custodial, fund accounting and portfolio accounting services.

   The Funds' transfer, shareholder services, and dividend paying agent is Boston Financial Data Services, P.O. Box 8530, Boston, Massachusetts 02266-8530.

FINANCIAL STATEMENTS


   The audited financial statements for each Fund appear in each Fund's Annual Report and the financial statements from such Annual Report are incorporated herein by reference. The Annual Reports accompany this Statement of Additional Information.


GENERAL TRUST INFORMATION

   Each Fund is a series of the Trust. The Trust is an open-end management investment company under the Investment Company Act of 1940. The Trust was organized as a Massachusetts business trust on May 6, 1996. The Board of Trustees of the Trust is authorized to issue an unlimited number of shares in one or more series or "Funds," which may be divided into classes of shares. Currently, there are four series authorized and outstanding, each of which is divided into four classes of shares designated as Class A Shares, Class B Shares, Class C Shares and Class R Shares. Each class of shares represents an interest in the same portfolio of investments of a Fund. Each class of shares has equal rights as to voting, redemption, dividends and liquidation, except that each bears different class expenses, including different distribution and service fees, and each has exclusive voting rights with respect to any distribution or service plan applicable to its shares. There are no conversion, preemptive or other subscription rights, except that Class B Shares automatically convert into Class A Shares, as described herein. The Board of Trustees of the Trust has the right to establish additional series and classes of shares in the future, to change those series or classes and to determine the preferences, voting powers, rights and privileges thereof.

   The Trust is not required and does not intend to hold annual meetings of shareholders. Shareholders owning more than 10% of the outstanding shares of a Fund have the right to call a special meeting to remove Trustees or for any other purpose.

   Under Massachusetts law applicable to Massachusetts business trusts, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust of the Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Funds' Declaration of Trust further provides for indemnification out of the assets and property of the Trust for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust or Fund itself was unable to meet its obligations. The Trust believes the likelihood of the occurrence of these circumstances is remote.

APPENDIX A--RATINGS OF INVESTMENTS

   Standard & Poor's Ratings Group--A brief description of the applicable Standard & Poor's ("S&P") rating symbols and their meanings (as published by S&P) follows:

Issue Credit Ratings

   A S&P issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated.

   The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

   Issue credit ratings are based on current information furnished by the obligors or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

   Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days--including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long-term issue credit ratings

   Issue credit ratings are based, in varying degrees, on the following considerations:

      1. Likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

      2. Nature of and provisions of the obligation;

      3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

   The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA An obligation rated 'AAA' has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA  An obligation rated 'AA' differs from the highest rated obligations only in small degree.
    The obligor's capacity to meet its financial commitment on the obligation is very strong.

A   An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

   Obligations rated 'BB', 'B', 'CCC', 'CC' and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB  An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues.
    However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B   An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC  An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C   A subordinated debt or preferred stock obligation rated 'C' is CURRENTLY HIGHLY
    VULNERABLE to nonpayment. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A 'C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D   An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The
    'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

   Plus (+) or Minus (-): The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r   This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.

NR  This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings

A-1 A short-term obligation rated 'A-1' is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B   A short-term obligation rated 'B' is regarded as having significant speculative characteristics.
    The obligor currently has the capacity to meet its financial commitment on the obligation;
    however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C   A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D   A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

   Moody's Investors Service, Inc.--A brief description of the applicable Moody's Investors Service, Inc. ("Moody's") rating symbols and their meanings (as published by Moody's) follows:

Long Term Ratings: Bonds and Preferred Stock

Aaa Bonds and preferred stock which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged."
    Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa  Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-
    grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A   Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds and preferred stock which are rated Baa are considered as medium-grade obligations
    (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba  Bonds and preferred stock which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B   Bonds and preferred stock which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds and preferred stock which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca  Bonds and preferred stock which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C   Bonds and preferred stock which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

   Moody's assigns ratings to individual debt securities issued from medium-term note (MTN) programs, in addition to indicating ratings to MTN programs themselves. Notes issued under MTN programs with such indicated ratings are rated at issuance at the rating applicable to all pari passu notes issued under the same program, at the program's relevant indicated rating, provided such notes do not exhibit any of the characteristics listed below. For notes with any of the following characteristics, the rating of the individual note may differ from the indicated rating of the program:

      1) Notes containing features which link the cash flow and/or market value to the credit performance of any third party or parties.

      2) Notes allowing for negative coupons, or negative principal.

      3) Notes containing any provision which could obligate the investor to make any additional payments.

   Market participants must determine whether any particular note is rated, and if so, at what rating level. Moody's encourages market participants to contact Moody's Ratings Desks directly if they have questions regarding ratings for specific notes issued under a medium-term note program.

   Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

U.S. Short-Term Ratings

MIG/VMIG Ratings

   In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated as Moody's Investment Grade (MIG) and are divided into three levels--MIG 1 through MIG 3.

   In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.

   In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale.

   The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

   MIG ratings expire at note maturity. By contrast, VMIG rating expirations will be a function of each issue's specific structural or credit features.

MIG 1/VMIG 1 This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2 This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3/VMIG 3 This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG           This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Prime Rating System

   Moody's short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.

   Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1

   Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

       --Leading market positions in well-established industries.

       --High rates of return on funds employed.

       --Conservative capitalization structure with moderate reliance on debt and ample asset protection.

       --Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

       --Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2

   Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-2 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3

   Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime

   Issuers rated Not Prime do not fall within any of the Prime rating categories.

   Fitch Ratings--A brief description of the applicable Fitch Ratings ("Fitch") ratings symbols and meanings (as published by Fitch) follows:

   Fitch provides an opinion on the ability of an entity or of a securities issue to meet financial commitments, such as interest, preferred dividends, or repayment of principal, on a timely basis. Fitch credit ratings apply to a variety of entities and issues, including but not limited to sovereigns, governments, structured financings, and corporations; debt, preferred/preference stock, bank loans, and counterparties; as well as the financial strength of insurance companies and financial guarantors.

   Credit ratings are used by investors as indications of the likelihood of getting their money back in accordance with the terms on which they invested. Thus, the use of credit ratings defines their function: "investment-grade" ratings (international long-term 'AAA'-'BBB' categories; short-term 'F1'-'F3') indicate a relatively low probability of default, while those in the "speculative" or "non-investment grade" categories (international long-term 'BB'-'D'; short-term 'B'-'D') either signal a higher probability of default or that a default has already occurred. Ratings imply no specific prediction of default probability. However, for example, it is relevant to note that over the long term, defaults on 'AAA' rated U.S. corporate bonds have averaged less than 0.10% per annum, while the equivalent rate for 'BBB' rated bonds was 0.35%, and for 'B' rated bonds, 3.0%.

   Entities or issues carrying the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

   Fitch credit and research are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of any payments of any security. The ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

   Fitch program ratings relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e. those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

   Credit ratings do not directly address any risk other than credit risk. In particular, these ratings do not deal with the risk of loss due to International Long-Term Credit Ratings changes in market interest rates and other market considerations.

                    International Long-Term Credit Ratings

Investment Grade

AAA Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA  Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A   High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB  Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B   Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC,  High default risk. Default is a real possibility. Capacity for meeting financial commitments is
CC, C solely reliant upon sustained, favorable business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default.

DDD,  Default. The ratings of obligations in this category are based on their prospects for
DD, D achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. 'DDD' obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. 'DD'
      indicates potential recoveries in the range of 50%-90% and 'D' the lowest recovery potential, i.e., below 50%.

   Entities rated in this category have defaulted on some or all of their obligations. Entities rated 'DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated 'DD' and 'D' are generally undergoing a formal reorganization or liquidation process; those rated 'DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated 'D' have a poor prospect for repaying all obligations.

                    International Short-Term Credit Ratings

   The following ratings scale applies to foreign currency and local currency ratings. A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.


F1  Highest credit quality. Indicates the Best capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2  Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3  Fair credit quality. The capacity for timely payment of financial commitments is adequate;
    however, near-term adverse changes could result in a reduction to non-investment grade.

B   Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C   High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D   Default. Denotes actual or imminent payment default.

   Notes to Long-term and Short-term ratings:

   "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' long-term rating category, or to categories below 'CCC', or to Short-term ratings other than 'F1'.

   'NR' indicates that Fitch does not rate the issuer or issue in question.

   'Withdrawn': A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

   Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

                                                                MAI-GRINC-1004D

--------------------------------------------------------------------------------


Nuveen Investments
Value and Balanced Funds
--------------------------------------------------------------------------------
                                               Annual Report dated June 30, 2004
                                             -----------------------------------

For investors seeking long-term growth potential.

[PHOTO]



Nuveen NWQ Multi-Cap Value Fund
Nuveen Large-Cap Value Fund
Nuveen Balanced Municipal and Stock Fund
Nuveen Balanced Stock and Bond Fund

[LOGO] Nuveen Investments

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                                                  ------------------------------
  Must be preceded by or accompanied by a prospectus.
                            NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

[PHOTO]

Timothy R. Schwertfeger

Dear Shareholder,

Detailed information on your Fund's performance can be found in the Portfolio Managers' Comments and Fund Spotlight sections of this report. The value funds feature portfolio management by NWQ Investment Management Company, LLC (NWQ) and Institutional Capital Corporation (ICAP), while the balanced funds are sub-advised by ICAP, with Nuveen Institutional Advisory Corp. managing the municipal portion of the Nuveen Balanced Municipal and Stock Fund. I urge you to take the time to read the portfolio managers' comments.

With the recent gains in the stock market, many have begun to wonder which way the market is headed, and whether they need to adjust their holdings of investments. No one knows what the future will bring, which is why we think a well-balanced portfolio that is structured and carefully monitored with the help of an investment professional is an important component in achieving your long-term financial goals. A well-diversified portfolio may actually help to reduce your overall investment risk, and we believe that investments like your Nuveen Investments Fund can be important building blocks in a portfolio crafted to perform well through a variety of market conditions.

I would also like to direct your attention to the inside front cover of this report, which explains the quick and easy process to begin receiving Fund reports like this via e-mail and the internet. Thousands of Nuveen Investments Fund shareholders already have signed up, and they are getting their Fund information faster and helping to lower Fund expenses. I urge you to consider joining them.

Since 1898, Nuveen Investments has offered financial products and solutions that incorporate careful research, diversification, and the application of conservative risk-management principles. We are grateful that you have chosen us as a partner as you pursue your financial goals. We look forward to continuing to earn your trust in the months and years ahead.

Sincerely,
/s/ Timothy R. Schwertfeger
Timothy R. Schwertfeger
Chairman of the Board

August 17, 2004



        "No one knows what the future will bring, which is why we think a well-balanced portfolio. . . is an important
                     component in achieving your long-term
                               financial goals."


                             Annual Report  Page 1

  Portfolio Manager's Comments Nuveen NWQ Multi-Cap Value Fund

  The Nuveen NWQ Multi-Cap Value Fund features equity management by NWQ Investment Management Company, LLC (NWQ) of which Nuveen Investments, Inc. owns a controlling interest. Recently we spoke with Jon Bosse, Chief Investment Officer of NWQ and the Fund's portfolio manager, about economic conditions and the Fund's performance during the 12-month reporting period that ended June 30, 2004.

--------------------------------------------------------------------------------


What kind of market environment did the Fund encounter during the 12-month reporting period ended June 30, 2004?

Stocks appreciated sharply over the reporting period due to attractive valuations and improved corporate cash flows. Profitability enhancement, which had been lacking for most companies, improved significantly during the year due to ongoing strength in the economy. Historically low interest rates, stimulative tax cuts, and a recovery in capital spending levels were among the catalysts contributing to the rise in economic growth. Stocks were also bolstered by a re-emergence of merger activity. The banking, gaming, and technology industries are areas that were particularly active. Although the stock market posted strong, double-digit gains for 2003, stocks did decline in the spring of 2004. Investors became concerned about a steep increase in commodity prices, and prospects of rising interest rates. Stocks did recover moderately in June as valuations became more compelling.

In this environment, how did the Fund perform?

We are very pleased to have generated strongly positive results for our clients for the twelve-month period ended June 30, 2004. The Fund's results (Class A shares at net asset value), as well as the performance of several appropriate benchmarks (Russell 3000 Value Index, S&P 500 Index and Lipper Multi-Cap Value Funds Index), are available in the accompanying table on page 3.

What was your strategy in managing the Fund during the 12-month reporting period ended June 30, 2004?

We employed a consistent, opportunistic approach to investing, utilizing a bottom-up strategy that focused on identifying attractively valued companies which, in our opinion, possessed favorable risk/reward characteristics and emerging catalysts that we believed could unlock value or improve profitability. These catalysts include management changes, restructuring efforts, recognition of undervalued assets, or a turn in the underlying fundamentals. We also continued to focus on downside protection, and paid a great deal of attention to a company's balance sheet and cash flow statement, not just the income statement. We continue to believe that a cash flow analysis offers a more objective and truer picture of a company's financial position than an evaluation based on earnings alone.

Given recent market conditions, how did you apply this management strategy?

Volatility in certain sectors of the market provided an opportunity to take advantage of investor overreactions created by fear and panic. In the mortgage sector, we added to our positions after the stocks declined due to concerns of rising interest rates. We believed mortgage companies offered attractive valuations and favorable risk/reward even in a period of rising rates. We made similar opportunistic purchases in the defense and grocery industries.

--------------------------------------------------------------------------------
The views expressed reflect those of the portfolio manager and are subject to change at any time, based on market and other conditions.

                             Annual Report  Page 2

Class A Shares
Average Annual Total Returns
as of 6/30/04
--------------------------------------------------------------------------------

                                                               Since
                                                             Inception
                                               1-Year 5-Year (11/4/97)
                                               -----------------------
         Nuveen NWQ Multi-Cap Value Fund
            A Shares at NAV                    30.75% 11.54%    12.80%
            A Shares at Offer                  23.24% 10.22%    11.80%
         Lipper Multi-Cap Value Funds Index/1/ 22.22%  3.63%     5.98%
         Russell 3000 Value Index/2/           22.14%  2.63%     6.28%
         S&P 500 Index/3/                      19.11% -2.20%     4.24%
         -------------------------------------------------------------

Effective December 6, 2002, based on shareholder approval, the Nuveen NWQ Multi-Cap Value Fund acquired the assets and performance history of the PBHG Special Equity Fund. The Fund had no assets prior to the acquisition. In addition, on December 14, 2001, the PBHG Special Equity Fund acquired the assets of the NWQ Special Equity Portfolio. The information presented for the Nuveen NWQ Multi-Cap Value Fund prior to the acquisition date represents the expense adjusted performance of the predecessor funds.

Returns quoted represent past performance which is no guarantee of future performance. Returns at NAV would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Class A shares have a 5.75% maximum sales charge. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.


What were some of the stocks that most helped the Fund's performance?

Individual stock selection within a sharply rising stock market contributed to the Fund's strong performance in the past twelve months. Most of our investments appreciated due to attractive valuations and strongly improving fundamentals. In the technology sector, our investment in Internet security provider SonicWALL appreciated significantly due to a strong pricing environment, and new products that should increase margins and market share. The company has a strong balance sheet, and is actively working to expand its market presence in Europe. Robust growth in wireless communication services and higher capital spending by wireless carriers contributed to a rise in Comverse Technology, and Agilent Technologies appreciated due to the growth of camera cell phones utilizing Agilent components. Agilent also continues to make meaningful progress with its ongoing restructuring efforts that should increase its operating leverage. Our position in hotel operator Felcor Lodging Trust appreciated due to higher occupancy and room rates, and Hartford Financial Services Group posted a gain due to a favorable pricing outlook for property casualty insurance.

Our investment in mortgage originator Countrywide Financial posted a strong gain, while our mortgage insurance stocks, including MGIC and Radian Group, both rose significantly. One of the portfolio's best performers was specialty lender Americredit Corp. The shares rose due to increasing strength in the company's fundamentals,

--------------------------------------------------------------------------------

1The Lipper Multi-Cap Value Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Multi-Cap Value Funds category. The since inception data for the index represents returns for the period 11/30/97 - 6/30/04, as returns for the index are calculated on a calendar month basis. The returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.
2The Russell 3000 Value Index is a market-capitalization weighted index of those firms in the Russell 3000 Index with higher book-to-price ratios and lower forecasted growth values. The Russell 3000 Index represents the 3000 largest U.S. companies. The index returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.
3The S&P 500 Index is an unmanaged index generally considered to be representative of the U.S. stock market. The index returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.

                             Annual Report  Page 3
including significant improvement in its credit statistics and liquidity position. Our energy holdings appreciated for the year as high oil and gas prices have contributed to an increase in drilling activity, higher refining margins, and improved cash flows for energy companies. Although crude prices have retreated from their lofty levels, favorable supply/demand conditions remain intact due to strong global economic growth, particularly in China. Finally, our investment in Toys R Us appreciated after management reiterated its commitment to maximize shareholder value through a major restructuring. The company plans on closing many of its unprofitable toy stores and focus its resources on its healthier Babies R Us and International operations.

Which of your investments hurt overall Fund performance during the period?

Although the stock has made a substantial recovery from its mid-November lows, our position in property casualty insurer PMA Capital Corp. posted a decline for the reporting period after the company suspended its stock dividend and took a large charge due to higher-than-expected underwriting losses. The recent recovery of the stock was due to greater recognition of the value of its worker's compensation business, which resulted from receiving regulatory approval for an organizational restructuring. Tape drive manufacturer Quantum Corp. fell due to a cautious earnings outlook, and our stake in MFA Mortgage Investments declined since we purchased it in mid-December.

     Nuveen NWQ Multi-Cap Value Fund

     Growth of an Assumed $10,000 Investment

                                    [CHART]

         Nuveen NWQ Multi-
          Cap Value Fund    Nuveen NWQ Multi-     Lipper Multi-   Russell 3000    S&P 500
           (Offer Price)   Cap Value Fund (NAV)  Cap Value Index     Index         Index
         ----------------  --------------------  ---------------  -------------  ----------
  11/97     $ 9,425.00       $10,000.00            $10,000.00      $10,000.00   $10,000.00
  11/97       9,074.60         9,628.22             10,213.00       10,409.00    10,463.00
  12/97       9,336.52         9,906.12             10,435.64       10,718.15    10,642.96
   1/98       9,249.75         9,814.05             10,411.64       10,562.73    10,761.10
   2/98       9,926.16        10,531.74             11,127.96       11,266.21    11,536.98
   3/98      10,668.05        11,318.88             11,627.61       11,933.17    12,127.67
   4/98      10,854.17        11,516.36             11,692.72       12,010.74    12,250.16
   5/98      10,324.69        10,954.58             11,433.14       11,808.96    12,039.46
   6/98       10557.86        11,201.97             11,420.57       11,940.04    12,528.26
   7/98      10,075.72        10,690.41             10,978.59       11,664.22    12,395.46
   8/98       8,257.88         8,761.67              9,298.87        9,920.42    10,603.07
   9/98       8,670.02         9,198.96              9,683.84       10,488.86    11,282.73
  10/98       9,401.65         9,975.22             10,480.82       11,259.79    12,200.02
  11/98       9,681.76        10,272.43             10,933.59       11,766.48    12,939.34
  12/98      10,003.53        10,613.82             11,115.09       12,164.19    13,684.65
   1/99      10,436.75        11,073.48             11,153.99       12,232.31    14,256.66
   2/99       9,971.11        10,579.42             10,894.10       12,008.46    13,813.28
   3/99      10,489.30        11,129.23             11,194.78       12,231.82    14,365.81
   4/99      11,641.06        12,351.26             12,190.00       13,373.04    14,921.77
   5/99      11,808.81        12,529.24             12,126.61       13,264.72    14,569.62
   6/99      12,165.66        12,907.86             12,517.09       13,657.36    15,378.23
   7/99      11,671.05        12,383.07             12,091.51       13,262.66    14,898.43
   8/99      11,110.55        11,788.38             11,675.56       12,771.94    14,825.43
   9/99      10,682.76        11,334.49             11,172.34       12,338.97    14,419.21
  10/99      11,190.99        11,873.73             11,517.57       12,979.37    15,331.95
  11/99      11,377.73        12,071.86             11,512.96       12,888.51    15,643.18
  12/99      12,059.98        12,795.74             11,775.45       12,972.29    16,564.57
   1/00      11,217.80        11,902.18             11,267.93       12,554.58    15,733.03
   2/00      10,395.23        11,029.42             10,675.24       11,736.02    15,435.67
   3/00      12,073.22        12,809.78             11,803.61       13,063.36    16,945.28
   4/00      11,755.78        12,472.98             11,781.19       12,926.20    16,435.23
   5/00      12,001.38        12,733.56             11,944.94       13,039.95    16,098.31
   6/00      11,566.08        12,271.70             11,685.74       12,510.53    16,495.93
   7/00      11,687.89        12,400.94             11,785.07       12,684.42    16,238.60
   8/00      12,516.84        13,280.47             12,533.42       13,380.80    17,247.01
   9/00      12,400.22        13,156.73             12,359.20       13,490.52    16,336.37
  10/00      12,703.77        13,478.80             12,653.35       13,796.75    16,267.76
  11/00      12,194.15        12,938.10             12,186.44       13,298.69    14,985.86
  12/00      13,425.99        14,245.08             12,911.54       14,012.83    15,059.29
   1/01      13,761.09        14,600.63             13,399.59       14,088.50    15,593.89
   2/01      13,482.00        14,304.51             13,032.45       13,722.20    14,171.73
   3/01      13,393.59        14,210.71             12,575.01       13,255.65    13,273.24
   4/01      13,851.63        14,696.69             13,389.87       13,902.52    14,304.58
   5/01      14,166.06        15,030.30             13,685.78       14,218.11    14,400.42
   6/01      14,181.16        15,046.33             13,454.49       13,965.03    14,050.49
   7/01      14,434.31        15,314.92             13,437.00       13,916.15    13,912.79
   8/01      14,041.96        14,898.64             12,938.49       13,392.90    13,041.85
   9/01      12,847.37        13,631.16             11,612.29       12,412.54    11,988.07
  10/01      12,827.01        13,609.56             11,851.51       12,334.34    12,217.04
  11/01      13,764.81        14,604.57             12,709.56       13,063.30    13,154.09
  12/01      14,207.66        15,074.44             13,078.13       13,405.56    13,269.84
   1/02      14,402.28        15,280.93             12,908.12       13,322.45    13,076.10
   2/02      14,498.31        15,382.82             12,739.02       13,347.76    12,823.74
   3/02      15,274.47        16,206.34             13,388.71       14,007.14    13,305.91
   4/02      15,534.69        16,482.43             12,995.08       13,600.93    12,499.57
   5/02      15,542.36        16,490.57             12,982.09       13,626.77    12,407.07
   6/02      14,332.63        15,207.04             11,988.96       12,882.75    11,523.69
   7/02      12,925.93        13,714.52             10,993.88       11,631.84    10,625.99
   8/02      13,284.98        14,095.47             11,168.68       11,709.77    10,695.06
   9/02      11,199.63        11,882.89              9,957.99       10,440.43     9,532.51
  10/02      12,008.18        12,740.77             10,490.75       11,169.17    10,371.37
  11/02      13,517.69        14,342.38             11,272.31       11,885.12    10,982.24
  12/02      12,950.80        13,740.90             10,775.20       11,369.30    10,337.59
   1/03      13,258.89        14,067.78             10,553.23       11,090.75    10,066.74
   2/03      12,675.72        13,449.03             10,282.01       10,790.19     9,915.74
   3/03      12,697.72        13,472.38             10,321.08       10,815.01    10,011.92
   4/03      13,996.10        14,849.98             11,217.98       11,772.14    10,836.91
   5/03      15,987.69        16,963.06             12,155.81       12,563.23    11,408.01
   6/03      16,064.71        17,044.78             12,244.55       12,724.04    11,554.03
   7/03      16,394.80        17,395.02             12,413.52       12,945.44    11,757.38
   8/03      17,010.99        18,048.79             12,802.06       13,168.10    11,986.65
   9/03      16,735.90        17,756.93             12,654.84       13,037.73    11,859.59
  10/03      17,671.18        18,749.26             13,352.12       13,855.20    12,530.85
  11/03      17,814.22        18,901.03             13,636.52       14,069.95    12,641.12
  12/03      19,069.04        20,232.41             14,307.44       14,908.52    13,303.51
   1/04      19,759.38        20,964.86             14,609.33       15,190.29    13,548.30
   2/04      20,438.40        21,685.30             14,888.36       15,513.85    13,736.62
   3/04      20,404.45        21,649.28             14,758.83       15,405.25    13,529.20
   4/04      19,759.38        20,964.86             14,487.27       14,995.47    13,316.79
   5/04      20,042.30        21,265.04             14,555.36       15,149.92    13,499.23
   6/04      21,004.24        22,285.67             14,965.82       15,539.28    13,761.11


The graph does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of shares.

The index comparisons show the change in value of a $10,000 investment in the Class A shares of the Nuveen NWQ Multi-Cap Value Fund compared with the corresponding indexes. The Lipper Multi-Cap Value Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Multi-Cap Value Funds category. The Russell 3000 Value Index is a market-capitalization weighted index of those firms in the Russell 3000 Index with higher book-to-price ratios and lower forecasted growth values. The Russell 3000 Index represents the 3000 largest U.S. companies. The S&P 500 Index is an unmanaged index generally considered to be representative of the U.S. stock market. The index returns assume reinvestment of dividends and do not reflect any initial or ongoing expenses. You cannot invest directly in an index. The Nuveen Fund returns include reinvestment of all dividends and distributions, and the Fund's return at the offer price depicted in the chart reflects the initial maximum sales charge applicable to A shares (5.75%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.

                             Annual Report  Page 4

--------------------------------------------------------------------------------
  Fund Spotlight as of 6/30/04                   Nuveen NWQ Multi-Cap Value Fund
================================================================================

               Quick Facts
                              A Shares B Shares C Shares R Shares
               --------------------------------------------------
               NAV              $18.56   $18.45   $18.45   $18.52
               --------------------------------------------------
               Inception Date 12/09/02 12/09/02 12/09/02 11/04/97
               --------------------------------------------------

Effective December 6, 2002, based on shareholder approval, the Nuveen NWQ Multi-Cap Value Fund acquired the assets and performance history of the PBHG Special Equity Fund. The Fund had no assets prior to the acquisition. In addition, on December 14, 2001, the PBHG Special Equity Fund acquired the assets of the NWQ Special Equity Portfolio. The information presented for the Nuveen NWQ Multi-Cap Value Fund prior to the acquisition date represents the expense adjusted performance of the predecessor funds.

Returns quoted represent past performance which is no guarantee of future performance. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class R total returns are actual and reflect the performance of the predecessor funds. The returns for Class A, B and C shares are actual for the period since class inception; returns prior to class inception are Class R share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A shares have a 5.75% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Returns may reflect a voluntary expense limitation by the Fund's investment adviser which may be modified or discontinued at any time without notice.

                     Average Annual Total Returns as of 6/30/04

                     A Shares                      NAV   Offer
                     ------------------------------------------
                     1-Year                     30.75%  23.24%
                     ------------------------------------------
                     5-Year                     11.54%  10.22%
                     ------------------------------------------
                     Since Inception            12.80%  11.80%
                     ------------------------------------------

                     B Shares                 w/o CDSC  w/CDSC
                     ------------------------------------------
                     1-Year                     29.76%  25.76%
                     ------------------------------------------
                     5-Year                     10.71%  10.58%
                     ------------------------------------------
                     Since Inception            11.96%  11.96%
                     ------------------------------------------

                     C Shares                      NAV
                     ------------------------------------------
                     1-Year                     29.67%
                     ------------------------------------------
                     5-Year                     10.71%
                     ------------------------------------------
                     Since Inception            11.96%
                     ------------------------------------------

                     R Shares                      NAV
                     ------------------------------------------
                     1-Year                     31.02%
                     ------------------------------------------
                     5-Year                     11.85%
                     ------------------------------------------
                     Since Inception            13.10%
                     ------------------------------------------
                     Top Five Stock Sectors/1/
                     Financials                         34.10%
                     ------------------------------------------
                     Information Technology             12.82%
                     ------------------------------------------
                     Energy                             11.01%
                     ------------------------------------------
                     Industrials                         8.59%
                     ------------------------------------------
                     Materials                           6.88%
                     ------------------------------------------

Portfolio Allocation/1/
                                    [CHART]

Equities                        90.34%
Short-Term Investments           9.66%

              Top Five Stock Holdings/1/
              IndyMac Bancorp, Inc.                         4.85%
              ---------------------------------------------------
              Computer Associates International, Inc.       4.25%
              ---------------------------------------------------
              Countrywide Financial Corporation             3.82%
              ---------------------------------------------------
              Noble Energy, Inc.                            3.76%
              ---------------------------------------------------
              Agilent Technologies, Inc.                    3.56%
              ---------------------------------------------------
              Portfolio Statistics
              Net Assets ($000)                          $144,231
              ---------------------------------------------------
              Average Market Capitalization (Stocks)  $23 billion
              ---------------------------------------------------
              Number of Stocks                                 45
              ---------------------------------------------------
              Expense Ratio/2/                              1.48%
              ---------------------------------------------------

--------------------------------------------------------------------------------
1As a percentage of total holdings as of June 30, 2004. Holdings are subject to change.
2Class A shares after credit/reimbursement for the 12 months ended June 30, 2004.

                             Annual Report  Page 5

  Portfolio Managers' Comments for the Nuveen Large-Cap Value,

  Balanced Municipal and Stock, and Balanced Stock and Bond Funds

  The Nuveen Large-Cap Value, Balanced Municipal and Stock, and Balanced Stock and Bond Funds feature equity management by Institutional Capital Corporation
  (ICAP). The municipal portion of the Balanced Municipal and Stock Fund is managed by Nuveen Institutional Advisory Corp. (NIAC). We recently asked Rob Lyon, president and chief investment officer of ICAP, and Tom Spalding of NIAC to discuss the economic and market environment, key portfolio management strategies, and the performance of these three Funds for the 12-month reporting period ended June 30, 2004.

--------------------------------------------------------------------------------

What were some of the most significant market factors affecting the Funds' performance during the 12-month reporting period ended June 30, 2004?

It was a generally positive environment for the stock market, especially the first half of the reporting period. During those six months, growing corporate earnings, continued low interest rates, benign inflation, significant tax reductions, and a steadily declining U.S. dollar helped strengthen the economy. In the third quarter of 2003, for example, gross domestic product grew at an annual rate of 8.2 percent, the fastest such expansion for the U.S. economy in nearly 20 years. Economic growth was solid, though less spectacular, during the year's fourth quarter. Against this backdrop, stock prices rose steadily, with the Standard & Poor's 500 Index, rising 15.14 percent between July and December 2003.

Stock prices, after an initial burst of strength in 2004, began to come off their highs in the second quarter of 2004. As the economy expanded, more and more investors grew concerned about potential inflation and the likelihood that the Federal Reserve Board would respond by raising short-term interest rates. Those concerns were heightened in early April 2004, following the announcement of an unexpectedly large jump in the Consumer Price Index and an unexpectedly large drop in the jobless claims rate. Both pieces of data increased investors' conviction that an interest-rate hike was coming. The Fed did raise rates on June 30, 2004, though by that time the widely anticipated increase was already priced into stock values. Other factors hampered stock prices as well, including a slowdown in the rate of corporate earnings growth, record-high oil prices that went as high as $42 per barrel, concerns about the transfer of political authority to a new Iraqi government, the ongoing threat of terrorism in the United States, and uncertainty surrounding the outcome of the upcoming U.S. presidential election. Despite these challenges, stocks enjoyed modestly positive results during the first six months of 2004 and solid performance for the overall 12-month reporting period.

The municipal bond market was volatile during the past 12 months. At the beginning of the period, continued low interest rates helped keep bond prices high and yields low (bond prices and yields move in opposite directions). However, signs of economic strengthening beginning in early April 2004 led to fears of higher inflation and rising short-term interest rates. Against this backdrop, municipal bond yields rose and issuance fell, as it became less attractive for issuers to refinance existing debt. The limited supply helped support the municipal market, even in an environment of falling bond prices.

How did the Funds perform during the past 12 months?

The table on the next page provides performance information for the three Funds (Class A shares at net asset value) for the 12 months ended June 30, 2004. The table also compares the Funds' performance to appropriate benchmarks. The Large-Cap Value Fund had positive returns during the period. However, this result fell short of the 19.11 percent return of the S&P 500 and the

--------------------------------------------------------------------------------
The views expressed reflect those of the portfolio managers and are subject to change at any time, based on market and other conditions.

                             Annual Report  Page 6

Class A Shares
Average Annual Total Returns
as of 6/30/04
--------------------------------------------------------------------------------

                                                                    Since
                                                                  Inception
                                                    1-Year 5-Year (8/7/96)
                                                    -----------------------
    Nuveen Large-Cap Value Fund
       A Shares at NAV                              17.90%  0.41%     8.48%
       A Shares at Offer                            11.10% -0.78%     7.67%
    Lipper Large-Cap Value Funds Index/1/           19.61% -0.25%     8.42%
    Russell 1000 Value Index/2/                     21.13%  1.87%    10.67%
    S&P 500 Index/3/                                19.11% -2.20%     9.06%
    -----------------------------------------------------------------------
    Nuveen Balanced Municipal and Stock Fund
       A Shares at NAV                               8.13%  1.14%     5.37%
       A Shares at Offer                             1.91% -0.05%     4.59%
    Lipper Balanced Funds Index/4/                  12.64%  2.18%     7.74%
    Lehman Brothers 10-Year Municipal Bond Index/5/  0.42%  6.11%     6.20%
    S&P 500 Index/3/                                19.11% -2.20%     9.06%
    -----------------------------------------------------------------------
    Nuveen Balanced Stock and Bond Fund
       A Shares at NAV                              10.29%  2.47%     7.53%
       A Shares at Offer                             3.93%  1.27%     6.73%
    Lipper Balanced Funds Index/4/                  12.64%  2.18%     7.74%
    Lehman Brothers Intermediate Treasury Index/6/  -0.52%  6.03%     6.16%
    S&P 500 Index/3/                                19.11% -2.20%     9.06%
    -----------------------------------------------------------------------

Returns quoted represent past performance which is no guarantee of future performance. Returns at NAV would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Class A Shares have a 5.75% maximum sales charge. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.


21.13 percent return of the Russell 1000 Value Index. Both balanced funds, the Balanced Municipal and Stock Fund and the Balanced Stock and Bond Fund, underperformed the S&P 500 and their Lipper peer group as well for the 12 month period.

The Funds' relative performance benefited from positive stock selection. However, as a result of our "bottom-up" approach, meaning we evaluate stocks individually based on their fundamentals and value potential, the portfolio was overweighted in consumer services and health care stocks. Because both sectors were relative laggards during the


--------------------------------------------------------------------------------
1The Lipper Large-Cap Value Funds Index is a managed index that represents the average annualized total return of the 30 largest funds in the Lipper
 Large-Cap Value Funds category for the year ended June 30, 2004. The since inception data for the index represents returns for the period 8/31/96 - 6/30/04, as returns for the index are calculated on a calendar month basis.
 The returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.
2The Russell 1000 Value Index is a market capitalization-weighted index of those firms in the Russell 1000 Index with higher price-to-book ratios and lower forecasted growth value. The index returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.
3The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. The index returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.
4The Lipper Balanced Funds Index is a managed index that represents the average annualized total return of the 30 largest funds in the Lipper Balanced Fund category for the year ended June 30, 2004. The since inception data for the index represents returns for the period 8/31/96 - 6/30/04, as returns for the index are calculated on a calendar month basis. The returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.
5The Lehman Brothers 10-Year Municipal Bond Index is an unmanaged index comprised of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. You cannot invest directly in an index.
6The Lehman Brothers Intermediate Treasury Index is an unmanaged index comprised of treasury securities with maturities ranging from 1-10 years and does not reflect any initial or ongoing expenses. You cannot invest directly in an index.

                             Annual Report  Page 7
period, the Funds' overweighting had a modestly negative impact on overall results. Nevertheless, the strong overall stock-market environment helped generate positive absolute returns for the portfolio.

The Nuveen Balanced Municipal and Stock Fund seeks to pay dividends at a rate that reflects the past and projected performance of the Fund. To permit the Fund to maintain a more stable dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund's net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII, which will likewise be reflected in the Fund's net asset value. The Fund will, over time, pay all its net investment income as dividends to shareholders. As of June 30, 2004, the Nuveen Balanced Municipal and Stock Fund had a positive UNII balance.

What was your approach to managing the equity portion of the Funds?

Facing a continuing competitive and global market environment, we continued to emphasize companies we believed had strong balance sheets, excellent franchises, growing free cash flow (cash flow after expenses), and strong dividend growth. During the first half of the period, the market was favoring small-cap stocks with relatively weak fundamentals and high price-to-earnings ratios, characteristics we generally avoid when choosing investments for the portfolio. Nevertheless, we did not change our management approach, believing that only companies with strong financial positions will be able to compete effectively as market conditions become more challenging.

Accordingly, our strategy continued to focus on bottom-up stock picking. We sought to invest in high-quality companies with a near-term catalyst for better future performance. This led us, for example, toward opportunities in the financial sector. We believed that continued-low interest rates would provide a favorable backdrop for financial services companies with strong balance sheets and cash flow. In this sector, we favored high-quality, industry-leading companies such as MetLife, Bank of America, Wells Fargo, and Citigroup.

What were some of the stocks whose performance helped and hurt the Funds?

Oil giant ConocoPhillips had the greatest positive impact on the Funds' performance during the past 12 months. The company, an outgrowth of the 1999 merger between Conoco and Phillips, continued to benefit from its strong integration and cost savings, and from oil prices reaching record highs during the period. The same factors also helped the performance of BP, the world's largest integrated oil company, formed at the end of 1998 after the merger of BP and Amoco. BP has been very successful at managing its costs. Conglomerate Tyco International was a third positive performer for the Funds. Tyco had faced questions in recent years about its accounting and corporate governance practices. The company, however, brought in a new management team, restoring both investors' confidence and financial health.

On the negative side, results were hampered by holdings in Verizon Communications, the largest provider of wireless telecommunications service in the United States. We sold our stake in Verizon during the fourth quarter of 2003 because of concerns about its investment risk. Verizon's shares were hurt by rising pension and health care costs, and because regulatory difficulties were making the company less profitable. FirstEnergy was another disappointment during the period. The nation's fourth-largest electric utility, FirstEnergy was hampered by legal concerns that we believed would hang over the company for some time. We sold the stock in the third quarter of 2003. A third negative contributor to performance was Clear Channel Communications, the nation's leading radio-station operator. Clear Channel saw its shares hurt


                             Annual Report  Page 8
by a continued downturn in spending on radio advertising.

How did you manage the municipal portion of the Balanced Municipal and Stock
Fund?

We sought to keep the municipal portion of the portfolio fully invested throughout the period. The portfolio's allocation to municipal bonds fell incrementally, from 55 percent at the beginning of the period to 53 percent at its end, a decline that reflected growth in the Fund's equity portion.

How did you manage the treasury portion of the Balanced Stock and Bond Fund?

The portfolio's allocation to treasury bonds and notes fell marginally, from 38% at the beginning of the period to 36% at its end. The maturity structure of the treasury portfolio was maintained in a relatively conservative posture throughout the reporting period, reflecting an expectation of higher interest rates.


                             Annual Report  Page 9

     Nuveen Large-Cap Value Fund

     Growth of an Assumed $10,000 Investment

                                    [CHART]

                       Nuveen Large-Cap Value Fund
                    Growth of an Assumed $10,000 Investment

                                       S&P 500   Russell 1000   Lipper Large-Cap
           NGIS (NAV)    NGIS (Offer)   Index     Value Index     Value Index
           ----------    ------------  --------  ------------   ----------------
 8/31/1996   $10,000      $9,425       $10,000     $10,000         $10,000
 9/30/1996    10,414       9,815        10,562      10,398          10,490
10/31/1996    10,864      10,239        10,854      10,800          10,711
11/30/1996    11,638      10,969        11,673      11,583          11,478
12/31/1996    11,371      10,717        11,442      11,435          11,284
 1/31/1997    11,951      11,264        12,156      11,990          11,854
 2/28/1997    12,036      11,344        12,252      12,166          11,949
 3/31/1997    11,784      11,106        11,749      11,728          11,493
 4/30/1997    12,360      11,650        12,450      12,221          12,004
 5/31/1997    13,026      12,277        13,208      12,904          12,695
 6/30/1997    13,617      12,834        13,799      13,457          13,225
 7/31/1997    14,626      13,785        14,896      14,469          14,222
 8/31/1997    14,007      13,201        14,062      13,954          13,613
 9/30/1997    14,776      13,926        14,832      14,797          14,310
10/31/1997    14,356      13,531        14,337      14,384          13,878
11/30/1997    14,368      13,542        15,001      15,020          14,333
12/31/1997    14,496      13,662        15,258      15,459          14,497
 1/31/1998    14,577      13,739        15,427      15,239          14,517
 2/28/1998    15,670      14,769        16,539      16,265          15,472
 3/31/1998    16,030      15,109        17,385      17,260          16,159
 4/30/1998    16,473      15,526        17,560      17,376          16,324
 5/31/1998    16,479      15,532        17,258      17,119          16,046
 6/30/1998    16,555      15,603        17,959      17,338          16,347
 7/31/1998    15,949      15,032        17,768      17,032          16,064
 8/31/1998    13,332      12,565        15,202      14,498          13,871
 9/30/1998    13,801      13,008        16,176      15,330          14,538
10/31/1998    14,715      13,869        17,490      16,518          15,703
11/30/1998    15,371      14,487        18,550      17,288          16,504
12/31/1998    15,932      15,016        19,618      17,876          17,141
 1/31/1999    16,723      15,761        20,438      18,019          17,425
 2/28/1999    16,104      15,178        19,803      17,765          17,026
 3/31/1999    16,577      15,624        20,595      18,133          17,544
 4/30/1999    17,945      16,913        21,393      19,826          18,577
 5/31/1999    17,889      16,861        20,888      19,608          18,259
 6/30/1999    18,605      17,535        22,047      20,177          19,065
 7/31/1999    17,704      16,686        21,359      19,586          18,523
 8/31/1999    17,154      16,167        21,253      18,859          18,186
 9/30/1999    16,824      15,857        20,671      18,201          17,513
10/31/1999    17,608      16,596        21,979      19,249          18,357
11/30/1999    17,890      16,862        22,426      19,099          18,422
12/31/1999    18,264      17,214        23,746      19,191          18,989
 1/31/2000    17,990      16,956        22,553      18,565          18,186
 2/29/2000    17,317      16,322        22,126      17,186          17,420
 3/31/2000    18,547      17,480        24,289      19,282          19,016
 4/30/2000    18,467      17,405        23,559      19,059          18,805
 5/31/2000    18,301      17,249        23,075      19,259          18,818
 6/30/2000    17,615      16,602        23,644      18,379          18,611
 7/31/2000    17,477      16,472        23,276      18,608          18,527
 8/31/2000    18,425      17,365        24,721      19,643          19,600
 9/30/2000    18,620      17,549        23,416      19,824          19,290
10/31/2000    19,192      18,088        23,317      20,311          19,444
11/30/2000    18,721      17,645        21,480      19,558          18,610
12/31/2000    19,627      18,499        21,585      20,538          19,360
 1/31/2001    19,956      18,809        22,351      20,616          19,521
 2/28/2001    19,700      18,567        20,313      20,043          18,580
 3/31/2001    18,866      17,781        19,025      19,335          17,857
 4/30/2001    19,940      18,793        20,503      20,282          18,870
 5/31/2001    20,333      19,163        20,641      20,739          19,174
 6/30/2001    19,555      18,431        20,139      20,278          18,652
 7/31/2001    19,459      18,340        19,942      20,236          18,525
 8/31/2001    18,449      17,389        18,694      19,424          17,658
 9/30/2001    17,504      16,497        17,183      18,057          16,281
10/31/2001    17,752      16,731        17,511      17,902          16,387
11/30/2001    18,618      17,547        18,854      18,942          17,437
12/31/2001    19,174      18,071        19,020      19,389          17,700
 1/31/2002    18,595      17,526        18,743      19,239          17,373
 2/28/2002    18,410      17,351        18,381      19,270          17,277
 3/31/2002    19,125      18,026        19,072      20,182          18,039
 4/30/2002    18,571      17,503        17,916      19,489          17,271
 5/31/2002    18,595      17,526        17,784      19,587          17,293
 6/30/2002    17,140      16,154        16,517      18,463          16,088
07/31/2002    15,741      14,836        15,231      16,746          14,698
08/31/2002    15,854      14,942        15,330      16,873          14,796
09/30/2002    13,755      12,964        13,663      14,997          13,086
10/31/2002    14,173      13,358        14,866      16,108          14,047
11/30/2002    15,058      14,192        15,741      17,123          14,927
12/31/2002    14,367      13,540        14,817      16,380          14,217
01/31/2003    14,359      13,533        14,429      15,983          13,878
02/28/2003    14,100      13,289        14,213      15,556          13,531
03/31/2003    14,213      13,396        14,351      15,583          13,523
04/30/2003    15,230      14,354        15,533      16,954          14,665
05/31/2003    15,844      14,933        16,352      18,049          15,568
06/30/2003    16,086      15,161        16,561      18,275          15,745
 7/31/2003    16,247      15,312        16,852      18,547          15,964
 8/31/2003    16,513      15,563        17,181      18,837          16,234
 9/30/2003    16,295      15,358        16,999      18,652          16,052
10/31/2003    17,069      16,088        17,961      19,794          16,938
11/30/2003    17,359      16,361        18,119      20,063          17,147
12/31/2003    18,460      17,398        19,069      21,299          18,198
 1/31/2004    18,654      17,581        19,419      21,673          18,473
 2/29/2004    19,058      17,963        19,689      22,137          18,862
 3/31/2004    18,978      17,887        19,392      21,942          18,636
 4/30/2004    18,542      17,476        19,088      21,407          18,293
 5/31/2004    18,688      17,614        19,349      21,625          18,427
 6/30/2004    18,963      17,873        19,724      22,136          18,832


================================================================================

     Nuveen Balanced Municipal and Stock Fund

     Growth of an Assumed $10,000 Investment


                               [CHART]

                  Nuveen Colorado Municipal Bond Fund
                Growth of an Assumed $10,000 Investment

      Nuveen Balanced        Nuveen Balanced                       Lehman Brothers
     Municipal and Stock   Municipal and Stock  Lipper Balanced   10-Year Municipal
      Fund (Offer Price)       Fund (NAV)        Funds Index            Index          S&P 500 Index
        -----------           -------------      --------------    ---------------    -------------
 8/96      $9,425               $10,000            $10,000             $10,000         $10,000
 9/96       9,643                10,231             10,371              10,103          10,562
10/96       9,862                10,463             10,591              10,230          10,854
11/96      10,266                10,892             11,084              10,437          11,673
12/96      10,196                10,818             10,951              10,390          11,442
 1/97      10,403                11,038             11,290              10,431          12,156
 2/97      10,510                11,151             11,332              10,529          12,252
 3/97      10,374                11,006             11,002              10,387          11,749
 4/97      10,607                11,254             11,333              10,464          12,450
 5/97      10,918                11,584             11,798              10,613          13,208
 6/97      11,177                11,858             12,188              10,730          13,799
 7/97      11,716                12,431             12,883              11,031          14,896
 8/97      11,428                12,125             12,474              10,924          14,062
 9/97      11,780                12,499             12,972              11,063          14,832
10/97      11,656                12,368             12,736              11,122          14,337
11/97      11,708                12,422             12,970              11,173          15,001
12/97      11,860                12,584             13,175              11,349          15,258
 1/98      11,957                12,687             13,269              11,475          15,427
 2/98      12,375                13,129             13,796              11,474          16,539
 3/98      12,527                13,291             14,218              11,466          17,385
 4/98      12,634                13,405             14,317              11,403          17,560
 5/98      12,772                13,551             14,173              11,597          17,258
 6/98      12,821                13,603             14,434              11,640          17,959
 7/98      12,607                13,376             14,265              11,658          17,768
 8/98      11,766                12,484             13,035              11,861          15,202
 9/98      12,041                12,776             13,598              12,038          16,176
10/98      12,393                13,149             14,107              12,043          17,490
11/98      12,643                13,414             14,623              12,079          18,550
12/98      12,849                13,633             15,163              12,116          19,618
 1/99      13,151                13,953             15,405              12,302          20,438
 2/99      12,937                13,726             16,036              12,191          19,803
 3/99      13,065                13,862             16,407              12,185          20,595
 4/99      13,489                14,312             15,912              12,218          21,393
 5/99      13,412                14,231             15,667              12,132          20,888
 6/99      13,525                14,350             16,100              11,907          22,047
 7/99      13,292                14,103             15,799              11,986          21,359
 8/99      13,069                13,866             15,633              11,942          21,253
 9/99      12,978                13,769             15,433              11,983          20,671
10/99      13,185                13,990             15,880              11,898          21,979
11/99      13,351                14,166             16,052              12,027          22,426
12/99      13,445                14,265             16,527              11,965          23,746
 1/00      13,286                14,097             16,112              11,916          22,553
 2/00      13,124                13,925             16,073              12,010          22,126
 3/00      13,650                14,483             17,020              12,244          24,289
 4/00      13,592                14,421             16,708              12,183          23,559
 5/00      13,445                14,265             16,551              12,111          23,075
 6/00      13,413                14,231             16,816              12,440          23,644
 7/00      13,475                14,297             16,771              12,612          23,276
 8/00      13,825                14,669             17,519              12,807          24,721
 9/00      13,839                14,683             17,151              12,749          23,416
10/00      14,002                14,857             17,135              12,879          23,317
11/00      13,877                14,723             16,513              12,948          21,480
12/00      14,279                15,151             16,925              13,252          21,585
 1/01      14,453                15,335             17,283              13,423          22,351
 2/01      14,385                15,262             16,613              13,446          20,313
 3/01      14,127                14,989             16,076              13,560          19,025
 4/01      14,420                15,300             16,751              13,394          20,503
 5/01      14,617                15,509             16,901              13,540          20,641
 6/01      14,432                15,312             16,642              13,621          20,139
 7/01      14,468                15,350             16,630              13,808          19,942
 8/01      14,258                15,128             16,158              14,044          18,694
 9/01      13,940                14,791             15,379              14,024          17,183
10/01      14,084                14,944             15,636              14,198          17,511
11/01      14,066                14,924             16,258              14,015          18,854
12/01      13,874                14,721             16,375              13,866          19,020
 1/02      13,526                14,351             16,231              14,128          18,743
 2/02      13,563                14,390             16,121              14,330          18,381
 3/02      13,699                14,534             16,474              14,035          19,072
 4/02      13,625                14,457             16,079              14,361          17,916
 5/02      13,668                14,502             16,071              14,428          17,784
 6/02      13,254                14,062             15,384              14,607          16,517
07/02      12,821                13,603             14,595              14,801          15,231
08/02      12,868                13,653             14,746              14,994          15,330
09/02      12,287                13,037             13,865              15,352          13,663
10/02      12,346                13,099             14,443              15,073          14,866
11/02      12,648                13,420             15,030              14,949          15,741
12/02      12,495                13,257             14,624              15,276          14,817
01/03      12,473                13,234             14,405              15,194          14,429
02/03      12,438                13,197             14,297              15,457          14,213
03/03      12,409                13,166             14,355              15,465          14,351
04/03      12,808                13,590             15,132              15,581          15,533
05/03      13,157                13,960             15,801              16,026          16,352
06/03      13,227                14,034             15,921              15,949          16,561
 7/03      13,151                13,953             15,957              15,279          16,852
 8/03      13,285                14,095             16,227              15,411          17,181
 9/03      13,362                14,177             16,248              15,930          16,999
10/03      13,656                14,489             16,784              15,809          17,961
11/03      13,803                14,645             16,934              15,980          18,119
12/03      14,208                15,074             17,540              16,148          19,069
 1/04      14,311                15,184             17,801              16,215          19,419
 2/04      14,527                15,414             18,043              16,501          19,689
 3/04      14,459                15,341             17,957              16,407          19,392
 4/04      14,215                15,082             17,580              15,954          19,088
 5/04      14,192                15,058             17,657              15,963          19,349
 6/04      14,306                15,178             17,932              16,016          19,724



The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of shares.

The index comparisons show the change in value of a $10,000 investment in the Class A shares of the Nuveen Funds compared with the corresponding indexes. The Lipper Large-Cap Value Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Large-Cap Value Funds category. The Russell 1000 Value Index is a market capitalization-weighted index of those firms in the Russell 1000 Index with higher price-to-book ratios and lower forecasted growth value. The S&P 500 Index is an unmanaged index generally considered to be representative of the U.S. stock market. The Lipper Balanced Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Balanced Funds category. The Lehman Brothers 10-Year Municipal Bond Index is an unmanaged index comprised of a broad range of investment-grade municipal bonds. The index returns assume reinvestment of dividends and do not reflect any initial or ongoing expenses. You cannot invest directly in an index. The Nuveen Funds' returns include reinvestment of all dividends and distributions, and the Funds' return at the offer price depicted in the chart reflects the initial maximum sales charge applicable to A shares (5.75%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.


                            Annual Report  Page 10

     Nuveen Balanced Stock and Bond Fund

     Growth of an Assumed $10,000 Investment

                                    [CHART]

           Nuveen Balanced  Nuveen Balanced                      Lehman Brothers
           Stock and Bond   Stock annd Bond   Lipper Balanced    Intermediate
         Fund (Offer Price)   Fund (NAV)      Fund Index         Treasury Index        S&P 500 Index
            --------------    -----------     ---------------   -------------------    -------------
   8/96        $9,425          $10,000            $10,000             $10,000              $10,000
   9/96         9,712           10,305             10,371              10,128               10,562
  10/96        10,051           10,665             10,591              10,294               10,854
  11/96        10,595           11,242             11,084              10,418               11,673
  12/96        10,461           11,099             10,951              10,361               11,442
   1/97        10,813           11,473             11,290              10,400               12,156
   2/97        10,862           11,524             11,332              10,415               12,252
   3/97        10,686           11,338             11,002              10,354               11,749
   4/97        10,981           11,651             11,333              10,470               12,450
   5/97        11,290           11,979             11,798              10,552               13,208
   6/97        11,602           12,310             12,188              10,642               13,799
   7/97        12,186           12,929             12,883              10,841               14,896
   8/97        11,840           12,562             12,474              10,797               14,062
   9/97        12,259           13,007             12,972              10,915               14,832
  10/97        12,156           12,897             12,736              11,043               14,337
  11/97        12,165           12,908             12,970              11,068               15,001
  12/97        12,279           13,028             13,175              11,159               15,258
   1/98        12,395           13,151             13,269              11,308               15,427
   2/98        12,946           13,735             13,796              11,294               16,539
   3/98        13,164           13,968             14,218              11,328               17,385
   4/98        13,404           14,222             14,317              11,381               17,560
   5/98        13,444           14,264             14,173              11,459               17,258
   6/98        13,537           14,363             14,434              11,536               17,959
   7/98        13,219           14,025             14,265              11,581               17,768
   8/98        11,890           12,616             13,035              11,810               15,202
   9/98        12,386           13,142             13,598              12,095               16,176
  10/98        12,927           13,716             14,107              12,119               17,490
  11/98        13,329           14,143             14,623              12,074               18,550
  12/98        13,649           14,482             15,163              12,120               19,618
   1/99        14,100           14,960             15,405              12,174               20,438
   2/99        13,591           14,420             16,036              11,996               19,803
   3/99        13,916           14,765             16,407              12,075               20,595
   4/99        14,706           15,603             15,912              12,109               21,393
   5/99        14,585           15,475             15,667              12,031               20,888
   6/99        14,917           15,827             16,100              12,053               22,047
   7/99        14,472           15,355             15,799              12,064               21,359
   8/99        14,175           15,040             15,633              12,088               21,253
   9/99        14,079           14,938             15,433              12,182               20,671
  10/99        14,510           15,395             15,880              12,198               21,979
  11/99        14,637           15,530             16,052              12,203               22,426
  12/99        14,834           15,739             16,527              12,169               23,746
   1/00        14,660           15,554             16,112              12,136               22,553
   2/00        14,401           15,279             16,073              12,231               22,126
   3/00        15,154           16,078             17,020              12,386               24,289
   4/00        15,067           15,987             16,708              12,377               23,559
   5/00        14,980           15,894             16,551              12,429               23,075
   6/00        14,733           15,632             16,816              12,608               23,644
   7/00        14,709           15,607             16,771              12,693               23,276
   8/00        15,288           16,221             17,519              12,825               24,721
   9/00        15,387           16,326             17,151              12,924               23,416
  10/00        15,764           16,725             17,135              13,009               23,317
  11/00        15,587           16,538             16,513              13,197               21,480
  12/00        16,203           17,192             16,925              13,417               21,585
   1/01        16,446           17,449             17,283              13,575               22,351
   2/01        16,344           17,341             16,613              13,700               20,313
   3/01        15,885           16,854             16,076              13,808               19,025
   4/01        16,456           17,460             16,751              13,753               20,503
   5/01        16,700           17,718             16,901              13,809               20,641
   6/01        16,263           17,255             16,642              13,859               20,139
   7/01        16,321           17,317             16,630              14,110               19,942
   8/01        15,780           16,743             16,158              14,232               18,694
   9/01        15,315           16,250             15,379              14,527               17,183
  10/01        15,581           16,531             15,636              14,748               17,511
  11/01        16,060           17,039             16,258              14,581               18,854
  12/01        16,306           17,301             16,375              14,511               19,020
   1/02        16,007           16,984             16,231              14,561               18,743
   2/02        15,968           16,942             16,121              14,671               18,381
   3/02        16,250           17,241             16,474              14,447               19,072
   4/02        16,132           17,117             16,079              14,705               17,916
   5/02        16,224           17,214             16,071              14,807               17,784
   6/02        15,413           16,354             15,384              14,987               16,517
   7/02        14,704           15,601             14,595              15,287               15,231
   8/02        14,835           15,740             14,746              15,448               15,330
   9/02        13,669           14,503             13,865              15,744               13,663
  10/02        13,881           14,728             14,443              15,716               14,866
  11/02        14,376           15,253             15,030              15,570               15,741
  12/02        14,079           14,938             14,624              15,859               14,817
   1/03        14,046           14,903             14,405              15,813               14,429
   2/03        13,986           14,839             14,297              15,984               14,213
   3/03        14,066           14,924             14,355              15,984               14,351
   4/03        14,661           15,555             15,132              16,016               15,533
   5/03        15,156           16,081             15,801              16,264               16,352
   6/03        15,273           16,205             15,921              16,238               16,561
   7/03        15,159           16,084             15,957              15,883               16,852
   8/03        15,333           16,269             16,227              15,905               17,181
   9/03        15,345           16,282             16,248              16,235               16,999
  10/03        15,731           16,690             16,784              16,076               17,961
  11/03        15,899           16,869             16,934              16,072               18,119
  12/03        16,579           17,591             17,540              16,193               19,069
   1/04        16,715           17,735             17,801              16,273               19,419
   2/04        17,021           18,060             18,043              16,424               19,689
   3/04        17,018           18,056             17,957              16,540               19,392
   4/04        16,609           17,623             17,580              16,166               19,088
   5/04        16,677           17,695             17,657              16,120               19,349
   6/04        16,846           17,874             17,932              16,154               19,724










The graph does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of shares.

The index comparisons show the change in value of a $10,000 investment in the Class A shares of the Nuveen Fund compared with the corresponding indexes. The Lipper Balanced Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Balanced Funds category. The Lehman Brothers Intermediate Treasury Index is an unmanaged index comprised of treasury securities with maturities ranging from 1-10 years. The S&P 500 Index is an unmanaged index generally considered to be representative of the U.S. stock market. The index returns assume reinvestment of dividends and do not reflect any initial or ongoing expenses. You cannot invest directly in an index. The Nuveen Fund's returns include reinvestment of all dividends and distributions, and the Fund's return at the offer price depicted in the chart reflects the initial maximum sales charge applicable to A shares (5.75%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.


                            Annual Report  Page 11

--------------------------------------------------------------------------------
  Fund Spotlight as of 6/30/04                       Nuveen Large-Cap Value Fund
================================================================================

         Quick Facts
                                    A Shares B Shares C Shares R Shares
         --------------------------------------------------------------
         NAV                          $23.41   $22.95   $22.92   $23.49
         --------------------------------------------------------------
         Inception Date              8/07/96  8/07/96  8/07/96  8/07/96
         --------------------------------------------------------------

Returns quoted represent past performance which is no guarantee of future performance. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Fund returns assume reinvestment of dividends and capital gains. Class A shares have a 5.75% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Returns may reflect a voluntary expense limitation by the Fund's investment adviser which may be modified or discontinued at any time without notice.

                     Average Annual Total Returns as of 6/30/04

                     A Shares                      NAV   Offer
                     ------------------------------------------
                     1-Year                     17.90%  11.10%
                     ------------------------------------------
                     5-Year                      0.41%  -0.78%
                     ------------------------------------------
                     Since Inception             8.48%   7.67%
                     ------------------------------------------
                     B Shares                 w/o CDSC  w/CDSC
                     ------------------------------------------
                     1-Year                     16.97%  12.97%
                     ------------------------------------------
                     5-Year                     -0.33%  -0.51%
                     ------------------------------------------
                     Since Inception             7.68%   7.68%
                     ------------------------------------------
                     C Shares                      NAV
                     ------------------------------------------
                     1-Year                     17.06%
                     ------------------------------------------
                     5-Year                     -0.33%
                     ------------------------------------------
                     Since Inception             7.67%
                     ------------------------------------------
                     R Shares                      NAV
                     ------------------------------------------
                     1-Year                     18.20%
                     ------------------------------------------
                     5-Year                      0.67%
                     ------------------------------------------
                     Since Inception             8.78%
                     ------------------------------------------
                     Top Five Stock Sectors/1/
                     Financials                         28.74%
                     ------------------------------------------
                     Consumer Discretionary             17.26%
                     ------------------------------------------
                     Industrials                        11.76%
                     ------------------------------------------
                     Energy                             11.27%
                     ------------------------------------------
                     Healthcare                          9.17%
                     ------------------------------------------


Portfolio Allocation/1/
                                    [CHART]

Equities                  98.89%
Short-Term Investments     1.11%

               Top Five Stock Holdings/1/
               Bank of America Corporation                  4.88%
               --------------------------------------------------
               Citigroup Inc.                               4.68%
               --------------------------------------------------
               Wells Fargo & Company                        3.92%
               --------------------------------------------------
               J.P. Morgan Chase & Co.                      3.57%
               --------------------------------------------------
               ConocoPhillips                               3.52%
               --------------------------------------------------
               Portfolio Statistics
               Net Assets ($000)                         $554,747
               --------------------------------------------------
               Average Market Capitalization (Stocks) $93 billion
               --------------------------------------------------
               Number of Stocks                                47
               --------------------------------------------------
               Expense Ratio/2/                             1.36%
               --------------------------------------------------

--------------------------------------------------------------------------------
1As a percentage of total holdings as of June 30, 2004. Holdings are subject to change.
2Class A shares after credit/reimbursement for the 12 months ended June 30, 2004.

                            Annual Report  Page 12

--------------------------------------------------------------------------------
  Fund Spotlight as of 6/30/04          Nuveen Balanced Municipal and Stock Fund
================================================================================

         Quick Facts
                                    A Shares B Shares C Shares R Shares
         --------------------------------------------------------------
         NAV                          $21.96   $22.99   $22.96   $21.57
         --------------------------------------------------------------
         Latest Dividend/1/          $0.0340  $0.0210  $0.0210  $0.0375
         --------------------------------------------------------------
         Inception Date              8/07/96  8/07/96  8/07/96  8/07/96
         --------------------------------------------------------------

Returns quoted represent past performance which is no guarantee of future performance. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Fund returns assume reinvestment of dividends and capital gains. Class A shares have a 5.75% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Returns may reflect a voluntary expense limitation by the Fund's investment adviser which may be modified or discontinued at any time without notice.

                     Average Annual Total Returns as of 6/30/04

                     A Shares                      NAV   Offer
                     ------------------------------------------
                     1-Year                      8.13%   1.91%
                     ------------------------------------------
                     5-Year                      1.14%  -0.05%
                     ------------------------------------------
                     Since Inception             5.37%   4.59%
                     ------------------------------------------

                     B Shares                 w/o CDSC  w/CDSC
                     ------------------------------------------
                     1-Year                      7.36%   3.36%
                     ------------------------------------------
                     5-Year                      0.39%   0.21%
                     ------------------------------------------
                     Since Inception             4.60%   4.60%
                     ------------------------------------------

                     C Shares                      NAV
                     ------------------------------------------
                     1-Year                      7.32%
                     ------------------------------------------
                     5-Year                      0.38%
                     ------------------------------------------
                     Since Inception             4.59%
                     ------------------------------------------

                     R Shares                      NAV
                     ------------------------------------------
                     1-Year                      8.48%
                     ------------------------------------------
                     5-Year                      1.39%
                     ------------------------------------------
                     Since Inception             5.65%
                     ------------------------------------------
                     Top Five Stock Sectors/2/
                     Financials                         13.15%
                     ------------------------------------------
                     Consumer Discretionary              7.95%
                     ------------------------------------------
                     Industrials                         5.38%
                     ------------------------------------------
                     Energy                              5.14%
                     ------------------------------------------
                     Healthcare                          4.33%
                     ------------------------------------------

                         Yields/4/

                         A Shares            NAV Offer
                         -----------------------------
                         SEC 30-Day Yield  2.33% 2.19%
                         -----------------------------
                         Distribution Rate 1.85% 1.75%
                         -----------------------------

                         B Shares            NAV
                         -----------------------------
                         SEC 30-Day Yield  1.58%
                         -----------------------------
                         Distribution Rate 1.09%
                         -----------------------------

                         C Shares            NAV
                         -----------------------------
                         SEC 30-Day Yield  1.61%
                         -----------------------------
                         Distribution Rate 1.09%
                         -----------------------------

                         R Shares            NAV
                         -----------------------------
                         SEC 30-Day Yield  3.19%
                         -----------------------------
                         Distribution Rate 2.08%
                         -----------------------------

Portfolio Allocation/2/
                                    [CHART]

Municipal Bonds           52.50%
Short-Term Investments     1.13%
Equities                  46.37%

               Top Five Stock Holdings/2/
               Bank of America Corporation                  2.21%
               --------------------------------------------------
               Citigroup Inc.                               2.17%
               --------------------------------------------------
               Wells Fargo & Company                        1.86%
               --------------------------------------------------
               J.P. Morgan Chase & Co.                      1.70%
               --------------------------------------------------
               ConocoPhillips                               1.58%
               --------------------------------------------------
               Portfolio Statistics
               Net Assets ($000)                          $88,842
               --------------------------------------------------
               Average Market Capitalization (Stocks) $93 billion
               --------------------------------------------------
               Number of Stocks                                47
               --------------------------------------------------
               Average Duration (Bonds)                      4.00
               --------------------------------------------------
               Expense Ratio/3/                             1.25%
               --------------------------------------------------


--------------------------------------------------------------------------------
1Paid July 1, 2004. This is the latest monthly tax-exempt dividend declared during the period ended June 30, 2004. Income is generally exempt from regular federal income taxes. Income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax.
2As a percentage of total holdings as of June 30, 2004. Holdings are subject to change.
3Class A shares after credit/reimbursement for the 12 months ended June 30,
 2004.
4Distribution Rate Yields may differ from SEC 30-Day Yields due to, among other factors, amortization of post-purchase bond premiums and differences between portfolio earnings and distribution rates.

                            Annual Report  Page 13

--------------------------------------------------------------------------------
  Fund Spotlight as of 6/30/04               Nuveen Balanced Stock and Bond Fund
================================================================================

               Quick Facts
                              A Shares B Shares C Shares R Shares
               --------------------------------------------------
               NAV              $24.56   $24.56   $24.58   $24.56
               --------------------------------------------------
               Inception Date  8/07/96  8/07/96  8/07/96  8/07/96
               --------------------------------------------------

Returns quoted represent past performance which is no guarantee of future performance. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Fund returns assume reinvestment of dividends and capital gains. Class A shares have a 5.75% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Returns may reflect a voluntary expense limitation by the Fund's investment adviser which may be modified or discontinued at any time without notice.

                    Average Annual Total Returns as of 6/30/04

                    A Shares                     NAV    Offer
                    ------------------------------------------
                    1-Year                    10.29%   3.93%
                    ------------------------------------------
                    5-Year                     2.47%   1.27%
                    ------------------------------------------
                    Since Inception            7.53%   6.73%
                    ------------------------------------------

                    B Shares                w/o CDSC   w/CDSC
                    ------------------------------------------
                    1-Year                     9.48%   5.48%
                    ------------------------------------------
                    5-Year                     1.71%   1.54%
                    ------------------------------------------
                    Since Inception            6.73%   6.73%
                    ------------------------------------------

                    C Shares                     NAV
                    ------------------------------------------
                    1-Year                     9.52%
                    ------------------------------------------
                    5-Year                     1.72%
                    ------------------------------------------
                    Since Inception            6.74%
                    ------------------------------------------

                    R Shares                     NAV
                    ------------------------------------------
                    1-Year                    10.56%
                    ------------------------------------------
                    5-Year                     2.73%
                    ------------------------------------------
                    Since Inception            7.80%
                    ------------------------------------------
                    Top Five Stock Sectors/1/
                    Financials                        17.27%
                    ------------------------------------------
                    Consumer Discretionary            10.41%
                    ------------------------------------------
                    Industrials                        7.05%
                    ------------------------------------------
                    Energy                             6.78%
                    ------------------------------------------
                    Healthcare                         5.69%
                    ------------------------------------------

                         Yields/3/

                         A Shares            NAV  Offer
                         ------------------------------
                         SEC 30-Day        1.20% 1.13%
                         ------------------------------
                         Distribution Rate 2.24% 2.11%
                         ------------------------------

                         B Shares            NAV
                         ------------------------------
                         SEC 30-Day        0.47%
                         ------------------------------
                         Distribution Rate 1.50%
                         ------------------------------

                         C Shares            NAV
                         ------------------------------
                         SEC 30-Day        0.47%
                         ------------------------------
                         Distribution Rate 1.49%
                         ------------------------------

                         R Shares            NAV
                         ------------------------------
                         SEC 30-Day        1.47%
                         ------------------------------
                         Distribution Rate 2.50%
                         ------------------------------

Portfolio Allocation/1/
                                    [CHART]

Equities                        61.23%
U.S. Government Obligations     35.85%
Short-Term Investments           2.92%

               Top Five Stock Holdings/1/
               Bank of America Corporation                  2.88%
               --------------------------------------------------
               Citigroup Inc.                               2.80%
               --------------------------------------------------
               Wells Fargo & Company                        2.36%
               --------------------------------------------------
               J.P. Morgan Chase & Co.                      2.21%
               --------------------------------------------------
               ConocoPhillips                               2.12%
               --------------------------------------------------
               Portfolio Statistics
               Net Assets ($000)                          $63,520
               --------------------------------------------------
               Average Market Capitalization (Stocks) $92 billion
               --------------------------------------------------
               Number of Stocks                                47
               --------------------------------------------------
               Average Duration (Bonds)                      4.21
               --------------------------------------------------
               Expense Ratio/2/                             1.25%
               --------------------------------------------------

--------------------------------------------------------------------------------
1As a percentage of total holdings as of June 30, 2004. Holdings are subject to change.
2Class A Shares after credit/reimbursement for the 12 months ended June 30,
 2004.
3Distribution Rate Yields may differ from SEC 30-Day Yields due to, among other factors, amortization of post-purchase bond premiums and differences between portfolio earnings and distribution rates.

                            Annual Report  Page 14

Portfolio of Investments
NUVEEN NWQ MULTI-CAP VALUE FUND
June 30, 2004

                                                                           Market
 Shares Description                                                         Value
---------------------------------------------------------------------------------
        COMMON STOCKS - 91.8%

        Consumer Discretionary - 4.3%

150,000 Delphi Corporation                                           $  1,602,000

221,032 Liberty Media Corporation - Class A #                           1,987,078

  8,551 Liberty Media International, Inc. - Class A #                     317,242

141,700 Toys "R" Us, Inc. #                                             2,257,281
---------------------------------------------------------------------------------
        Consumer Staples - 5.1%

105,000 Albertson's, Inc.                                               2,786,700

 90,700 Altria Group, Inc.                                              4,539,535
---------------------------------------------------------------------------------
        Energy - 11.2%

 43,340 ConocoPhillips                                                  3,306,409

 89,200 Kerr-McGee Corporation                                          4,796,284

108,000 Noble Energy, Inc.                                              5,508,000

 87,000 Transocean Inc. #                                               2,517,780
---------------------------------------------------------------------------------
        Financials - 34.6%

 56,000 American Home Mortgage Investment Corp.                         1,452,080

166,000 AmeriCredit Corp. #                                             3,241,980

167,000 Aon Corporation                                                 4,754,490

 35,855 Bank of America Corporation                                     3,034,050

 79,700 Countrywide Financial Corporation                               5,598,925

 70,100 Fannie Mae                                                      5,002,336

 90,000 FelCor Lodging Trust Inc. #                                     1,089,000

121,870 Friedman, Billings, Ramsey Group, Inc. - Class A                2,411,807

 29,400 Genworth Financial Inc. - Class A #                               674,730

 39,800 The Hartford Financial Services Group, Inc.                     2,735,852

225,000 IndyMac Bancorp, Inc.                                           7,110,000

 78,000 J.P. Morgan Chase & Co.                                         3,024,060

 27,400 Loews Corporation                                               1,642,904

128,000 MFA Mortgage Investments, Inc.                                  1,139,200

 22,000 MGIC Investment Corporation                                     1,668,920

 61,000 PMA Capital Corporation - Class A #                               549,000

101,000 Radian Group Inc.                                               4,837,900
---------------------------------------------------------------------------------
        Healthcare - 5.0%

 50,500 Aetna Inc.                                                      4,292,500

 70,000 HCA Inc.                                                        2,911,300
---------------------------------------------------------------------------------
        Industrials - 8.7%

 29,500 Ingresoll-Rand Company - Class A                                2,015,145

 65,700 Lockheed Martin Corporation                                     3,421,656

 60,000 Northrop Grumman Corporation                                    3,222,000

110,000 Raytheon Company                                                3,934,700
---------------------------------------------------------------------------------
        Information Technology - 13.0%

178,000 Agilent Technologies, Inc. #                                    5,211,840

221,800 Computer Associates International, Inc.                         6,223,708

----
15

Portfolio of Investments
NUVEEN NWQ MULTI-CAP VALUE FUND (continued)
June 30, 2004

                                                                                Market
      Shares Description                                                         Value
--------------------------------------------------------------------------------------
             Information Technology (continued)

     105,000 Comverse Technology, Inc. #                                  $  2,093,700

     151,500 Mattson Technology, Inc. #                                      1,821,030

     776,000 Quantum Corporation #                                           2,405,600

     120,000 SonicWALL, Inc. #                                               1,032,000
--------------------------------------------------------------------------------------
             Materials - 7.0%

     170,000 Barrick Gold Corporation                                        3,357,500

      63,000 Bowater Incorporated                                            2,620,170

      85,000 Packaging Corp of America                                       2,031,500

     135,000 Sappi Limited - Sponsored ADR                                   2,072,250
--------------------------------------------------------------------------------------
             Telecommunication Services - 1.4%

     115,000 Sprint Corporation                                              2,024,000
--------------------------------------------------------------------------------------
             Utilities - 1.5%

      56,600 FirstEnergy Corp.                                               2,117,406
--------------------------------------------------------------------------------------
             Total Common Stock (cost $113,204,126)                        132,393,548
             ------------------------------------------------------------------------

   Principal                                                                    Market
Amount (000) Description                                                         Value
--------------------------------------------------------------------------------------
             SHORT-TERM INVESTMENTS - 9.8%

    $ 14,153 State Street Bank Repurchase Agreement, 1.170%, dated          14,153,000
------------  6/30/04, due 7/01/04, repurchase price $14,153,460, collateralized by U.S. Treasury Bonds
             ------------------------------------------------------------------------
             Total Short-Term Investments (cost $14,153,000)                14,153,000
             ------------------------------------------------------------------------
             Total Investments (cost $127,357,126) - 101.6%                146,546,548
             ------------------------------------------------------------------------
             Other Assets Less Liabilities - (1.6)%                        (2,315,154)
             ------------------------------------------------------------------------
             Net Assets - 100%                                            $144,231,394
             ------------------------------------------------------------------------

           #  Non-income producing.

                                See accompanying notes to financial statements.

----
16

Portfolio of Investments
NUVEEN LARGE-CAP VALUE FUND
June 30, 2004

                                                                           Market
 Shares Description                                                         Value
---------------------------------------------------------------------------------
        COMMON STOCKS - 98.8%

        Consumer Discretionary - 17.2%

377,650 Clear Channel Communications, Inc.                           $ 13,954,168

481,189 Comcast Corporation - Class A #                                13,487,728

100,699 Gannett Co., Inc                                                8,544,310

103,350 IAC/InterActiveCorp #                                           3,114,969

508,432 Koninklijke (Royal) Philips Electronics N.V.                   13,829,350

104,900 Lowe's Companies, Inc.                                          5,512,495

276,450 Masco Corporation                                               8,619,711

156,850 R. R. Donnelley & Sons Company                                  5,179,187

264,300 Staples, Inc.                                                   7,746,633

142,400 Target Corporation                                              6,047,728

545,100 Time Warner Inc. #                                              9,582,858
---------------------------------------------------------------------------------
        Consumer Staples - 4.2%

333,100 Archer-Daniels-Midland Company                                  5,589,418

109,300 The Clorox Company                                              5,878,154

215,050 PepsiCo, Inc.                                                  11,586,894
---------------------------------------------------------------------------------
        Energy - 11.3%

208,850 BP plc, Sponsored ADR                                          11,188,095

255,934 ConocoPhillips                                                 19,525,205

241,050 Exxon Mobil Corporation                                        10,705,031

302,475 Marathon Oil Corporation                                       11,445,654

197,350 Occidental Petroleum Corporation                                9,553,714
---------------------------------------------------------------------------------
        Financials - 28.6%

319,650 Bank of America Corporation                                    27,048,783

557,011 Citigroup Inc.                                                 25,901,012

152,700 Fannie Mae                                                     10,896,672

127,100 The Goldman Sachs Group, Inc.                                  11,967,736

509,750 J.P. Morgan Chase & Co.                                        19,763,008

509,100 MBNA Corporation                                               13,129,689

324,956 MetLife, Inc.                                                  11,649,673

323,950 Morgan Stanley                                                 17,094,842

379,650 Wells Fargo & Company                                          21,727,370
---------------------------------------------------------------------------------
        Healthcare - 9.2%

168,300 Aventis S.A., Sponsored ADR                                    12,802,581

252,950 Baxter International Inc.                                       8,729,305

394,250 GlaxoSmithKline plc, ADR                                       16,345,605

376,800 Pfizer Inc.                                                    12,916,704
---------------------------------------------------------------------------------
        Industrials - 11.7%

741,650 Cedeant Corporation                                            18,155,592

 77,300 Corinthian Colleges, Inc. #                                     1,912,402

122,400 Deere & Company                                                 8,585,136

437,850 General Electric Company                                       14,186,340

----
17

Portfolio of Investments
NUVEEN LARGE-CAP VALUE FUND (continued)
June 30, 2004

                                                                                Market
      Shares Description                                                         Value
--------------------------------------------------------------------------------------
             Industrials (continued)

     415,100 Tyco International Ltd.                                      $ 13,756,414

     278,900 Waste Management, Inc.                                          8,548,285
--------------------------------------------------------------------------------------
             Information Technology - 6.9%

     350,611 Hewlett-Packard Company                                         7,397,892

     127,100 International Business Machines Corporation (IBM)              11,203,865

     491,100 Microsoft Corporation                                          14,025,816

     298,700 Motorola, Inc.                                                  5,451,275
--------------------------------------------------------------------------------------
             Materials - 0.5%

      65,900 E. I. du Pont de Nemors and Company                             2,927,278
--------------------------------------------------------------------------------------
             Telecommunication Services - 2.7%

     580,450 BellSouth Corporation                                          15,219,399
--------------------------------------------------------------------------------------
             Utilities - 6.5%

     146,250 Dominion Resources, Inc.                                        9,225,450

     272,450 Entergy Corporation                                            15,259,922

     271,850 Public Service Enterprise Group Incorporated                   10,882,153
--------------------------------------------------------------------------------------
             Total Common Stock (cost $444,427,407)                        547,801,501
             ------------------------------------------------------------------------

   Principal                                                                    Market
Amount (000) Description                                                         Value
--------------------------------------------------------------------------------------
             SHORT-TERM INVESTMENTS - 1.1%

    $  6,129 State Street Bank Repurchase Agreement, 1.170%, dated           6,128,621
------------  6/30/04, due 7/01/04, repurchase price $6,128,820, collateralized by U.S. Treasury Bonds
             ------------------------------------------------------------------------
             Total Short-Term Investments (cost $6,128,621)                  6,128,621
             ------------------------------------------------------------------------
             Total Investments (cost $450,556,028) - 99.9%                 553,930,122
             ------------------------------------------------------------------------
             Other Assets Less Liabilities - 0.1%                              816,776
             ------------------------------------------------------------------------
             Net Assets - 100%                                            $554,746,898
             ------------------------------------------------------------------------

           #  Non-income producing.

                                See accompanying notes to financial statements.

----
18

Portfolio of Investments
NUVEEN BALANCED MUNICIPAL AND STOCK FUND
June 30, 2004


                                                                          Market
Shares Description                                                         Value
--------------------------------------------------------------------------------
       COMMON STOCKS - 46.4%

       Consumer Discretionary - 7.9%

26,850 Clear Channel Communications, Inc.                           $    992,108

36,125 Comcast Corporation - Class A #                                 1,012,584

 7,893 Gannett Company Inc                                               669,721

 7,700 IAC/InterActiveCorp #                                             232,078

37,704 Koninklijke (Royal) Philips Electronics N.V.                    1,025,549

 7,250 Lowe's Companies, Inc.                                            380,988

20,250 Masco Corporation                                                 631,395

11,700 R. R. Donnelley & Sons Company                                    386,334

19,650 Staples, Inc.                                                     575,941

10,217 Target Corporation                                                433,916

41,000 Time Warner Inc. #                                                720,780
--------------------------------------------------------------------------------
       Consumer Staples - 1.9%

24,300 Archer-Daniels-Midland Company                                    407,754

 7,800 The Clorox Company                                                419,484

15,650 PepsiCo, Inc.                                                     843,222
--------------------------------------------------------------------------------
       Energy - 5.1%

15,600 BP plc, Sponsored ADR                                             835,692

18,445 ConocoPhillips                                                  1,407,169

17,900 Exxon Mobil Corporation                                           794,939

21,891 Marathon Oil Corporation                                          828,355

14,450 Occidental Petroleum Corporation                                  699,525
--------------------------------------------------------------------------------
       Financial - 13.3%

23,200 Bank of America Corporation                                     1,963,184

41,410 Citigroup Inc.                                                  1,925,565

11,450 Fannie Mae                                                        817,072

 9,150 The Goldman Sachs Group, Inc.                                     861,564

39,050 J.P. Morgan Chase & Co.                                         1,513,969

37,150 MBNA Corporation                                                  958,099

23,651 MetLife, Inc.                                                     847,888

23,800 Morgan Stanley                                                  1,255,926

28,000 Wells Fargo & Company                                           1,602,440
--------------------------------------------------------------------------------
       Healthcare - 4.4%

12,850 Aventis S.A., Sponsored ADR                                       977,500

18,800 Baxter International Inc.                                         648,788

30,650 GlaxoSmithKline plc, ADR                                        1,270,749

29,150 Pfizer Inc.                                                       999,262
--------------------------------------------------------------------------------
       Industrials - 5.4%

53,850 Cedeant Corporation                                             1,318,248

 5,900 Corinthian Colleges, Inc. #                                       145,966

 9,100 Deere & Company                                                   638,274

32,650 General Electric Company                                        1,057,860

----
19

Portfolio of Investments
NUVEEN BALANCED MUNICIPAL AND STOCK FUND (continued)
June 30, 2004

                                                                          Market
Shares Description                                                         Value
--------------------------------------------------------------------------------
       Industrials (continued)

29,650 Tyco International Ltd.                                      $    982,601

21,150 Waste Management, Inc.                                            648,248
--------------------------------------------------------------------------------
       Information Technology - 3.2%

27,051 Hewlett-Packard Company                                           570,776

 9,500 International Business Machines Corporation (IBM)                 837,425

36,550 Microsoft Corporation                                           1,043,868

22,900 Motorola, Inc.                                                    417,925
--------------------------------------------------------------------------------
       Materials - 1.0%

19,500 E. I. du Pont de Nemors and Company                               866,190
--------------------------------------------------------------------------------
       Telecommunication Services - 1.3%

43,200 BellSouth Corporation                                           1,132,704
--------------------------------------------------------------------------------
       Utilities - 2.9%

10,850 Dominion Resources, Inc.                                          684,418

19,700 Entergy Corporation                                             1,103,397

19,700 Public Service Enterprise Group Incorporated                      788,588
--------------------------------------------------------------------------------

       Total Common Stocks (cost $33,392,840)                         41,176,028
       ------------------------------------------------------------------------

   Principal                                                                Optional Call              Market
Amount (000) Description                                                      Provisions* Ratings**     Value
-------------------------------------------------------------------------------------------------------------
             MUNICIPAL BONDS - 52.5%

             Alabama - 0.5%

      $  455 Alabama Water Pollution Control Authority, Revolving Fund     8/05 at 100.00       AAA   479,989
              Loan Bonds, Series 1994A, 6.625%, 8/15/08 (Pre-refunded to
              8/15/05) - AMBAC Insured
-------------------------------------------------------------------------------------------------------------
             California - 7.9%

       1,000 Alameda Corridor Transportation Authority, California,       10/17 at 100.00       AAA   642,890
              Subordinate Lien Revenue Bonds, Series 2004A, 0.000%,
              10/01/25 - AMBAC Insured

       2,495 Escondido, California, FNMA Multifamily Housing Revenue       7/05 at 101.50       AAA 2,592,829
              Refunding Bonds, Morning View Terrace Apartments, Series
              1997B, 5.400%, 1/01/27 (Mandatory put 7/01/07)

         735 Northern California Power Agency, Geothermal Project 3          No Opt. Call      BBB+   791,735
              Revenue Bonds, Series 1993, 5.650%, 7/01/07

         250 Orange County, California, Refunding Recovery Bonds, Series     No Opt. Call       AAA   285,370
              1995A, 6.000%, 6/01/10 - MBIA Insured

       1,495 Palmdale Civic Authority, California, Revenue Bonds, Civic    7/07 at 102.00       AAA 1,616,633
              Center Refinancing, Series 1997A, 5.375%, 7/01/12 - MBIA
              Insured

       1,000 San Diego County, California, Certificates of                 9/09 at 101.00      Baa3 1,057,030
              Participation, Burnham Institute, Series 1999, 5.700%,
              9/01/11
-------------------------------------------------------------------------------------------------------------
             Colorado - 4.1%

       1,000 Denver City and County, Colorado, Airport System Revenue     11/06 at 102.00       AAA 1,066,870
              Bonds, Series 1996B, 5.625%, 11/15/08 (Alternative Minimum
              Tax) - MBIA Insured

       1,000 Denver City and County, Colorado, Airport Special             1/09 at 101.00       AAA 1,098,050
              Facilities Revenue Bonds, Rental Car Projects, Series
              1999A, 6.000%, 1/01/13 (Alternative Minimum Tax) - MBIA
              Insured

       2,000 Metropolitan Football Stadium District, Colorado, Sales Tax     No Opt. Call       AAA 1,459,880
              Revenue Bonds, Series 1999A, 0.000%, 1/01/12 - MBIA Insured
-------------------------------------------------------------------------------------------------------------
             Connecticut - 2.3%

         535 Connecticut Health and Educational Facilities Authority,        No Opt. Call       Ba1   526,547
              Revenue Bonds, Hospital for Special Care, Series 1997B,
              5.125%, 7/01/07

       1,485 Connecticut Development Authority, First Mortgage Gross      12/06 at 103.00      BBB+ 1,538,831
              Revenue Refunding Healthcare Bonds, Elim Park Baptist
              Home, Inc. Project, Series 1998A, 4.875%, 12/01/07

----
20

   Principal                                                                Optional Call                Market
Amount (000) Description                                                      Provisions* Ratings**       Value
---------------------------------------------------------------------------------------------------------------
             District of Columbia - 0.7%

             District of Columbia, General Obligation Refunding Bonds,
             Series 1994A-1:
     $   245  6.500%, 6/01/10 - MBIA Insured                                 No Opt. Call       AAA $   285,619
         255  6.500%, 6/01/10 - MBIA Insured                                 No Opt. Call       AAA     295,055
---------------------------------------------------------------------------------------------------------------
             Georgia - 1.0%

       2,000 Fulton County Development Authority, Georgia, Special         5/08 at 101.00       CCC     863,700
              Facilities Revenue Bonds, Delta Air Lines, Inc. Project,
              Series 1998, 5.300%, 5/01/13 (Alternative Minimum Tax)

          25 Georgia Housing and Finance Authority, Single Family          6/06 at 102.00       AAA      25,375
              Mortgage Resolution 1 Bonds, 1996A-2, 5.875%, 12/01/19
              (Alternative Minimum Tax)
---------------------------------------------------------------------------------------------------------------
             Idaho - 0.6%

         550 Idaho Housing and Finance Association, Single Family          1/07 at 102.00       Aa3     566,148
              Mortgage Bonds, Series 1997D, 5.950%, 7/01/09 (Alternative
              Minimum Tax)
---------------------------------------------------------------------------------------------------------------
             Illinois - 2.6%

       1,075 Bolingbrook, Will and DuPage Counties, Illinois,                No Opt. Call       AAA   1,219,158
              Residential Mortgage Revenue Bonds, Series 1979, 7.500%,
              8/01/10 - FGIC Insured

             Illinois Development Finance Authority, Economic
             Development Revenue Bonds, Latin School of Chicago Project,
             Series 1998:
         270  5.200%, 8/01/11                                              8/08 at 100.00      Baa2     278,618
         200  5.250%, 8/01/12                                              8/08 at 100.00      Baa2     205,872
         580  5.300%, 8/01/13                                              8/08 at 100.00      Baa2     594,877
---------------------------------------------------------------------------------------------------------------
             Maine - 0.3%

         255 Winslow, Maine, General Obligation Tax Increment Financing    3/07 at 102.00       AAA     278,575
              Bonds, Crowe Rope Industries Project, Series 1997A,
              6.000%, 3/01/11 (Alternative Minimum Tax) - MBIA Insured
---------------------------------------------------------------------------------------------------------------
             Massachusetts - 3.1%

       1,885 Massachusetts Development Finance Agency, Resource Recovery  12/08 at 102.00       BBB   1,791,900
              Revenue Bonds, Ogden Haverhill Project, Series 1998B,
              5.200%, 12/01/13 (Alternative Minimum Tax)

         250 Massachusetts Health and Educational Facilities Authority,    7/06 at 102.00       AAA     272,020
              Revenue Bonds, Melrose-Wakefield Healthcare Corp., Series
              1996C, 5.700%, 7/01/08 (Pre-refunded to 7/01/06)

         685 Massachusetts Turnpike Authority, Western Turnpike Revenue    7/04 at 100.00       AAA     689,316
              Bonds, Series 1997A, 5.550%, 1/01/17 - MBIA Insured
---------------------------------------------------------------------------------------------------------------
             Michigan - 0.5%

         540 Michigan State Hospital Finance Authority, Hospital Revenue   8/08 at 101.00       Ba3     422,496
              Bonds, Detroit Medical Center Obligated Group, Series
              1998A, 5.000%, 8/15/13
---------------------------------------------------------------------------------------------------------------
             Mississippi - 2.1%

             Jones County, Mississippi, Hospital Revenue Refunding
             Bonds, South Central Regional Medical Center Project,
             Series 1997:
       1,285  5.350%, 12/01/10                                            12/07 at 100.00      BBB+   1,313,129
         500  5.400%, 12/01/11                                            12/07 at 100.00      BBB+     508,800
---------------------------------------------------------------------------------------------------------------
             Nevada - 0.9%

         460 Henderson, Nevada, Healthcare Facility Revenue Refunding      7/04 at 102.00       AAA     469,246
              Bonds, Catholic Healthcare West, Series 1994A, 5.000%,
              7/01/20 (Pre-refunded to 7/01/04) - AMBAC Insured

         360 Nevada Housing Division, Single Family Mortgage Bonds,        4/07 at 102.00       Aa3     372,751
              Mezzanine Series 1997B-1, 6.000%, 4/01/15 (Alternative
              Minimum Tax)
---------------------------------------------------------------------------------------------------------------
             New Hampshire - 1.7%

       1,450 New Hampshire Higher Educational and Health Facilities        1/07 at 102.00      BBB-   1,487,729
              Authority, Revenue Bonds, New Hampshire College, Series
              1997, 6.200%, 1/01/12
---------------------------------------------------------------------------------------------------------------
             New York - 9.9%

       1,000 City University of New York, New York, Refunding                No Opt. Call       AA-   1,071,660
              Certificates of Participation, John Jay College of
              Criminal Justice Project, Series 1995A, 6.000%, 8/15/06

----
21

Portfolio of Investments
NUVEEN BALANCED MUNICIPAL AND STOCK FUND (continued)
June 30, 2004

   Principal                                                                Optional Call                Market
Amount (000) Description                                                      Provisions* Ratings**       Value
---------------------------------------------------------------------------------------------------------------
             New York (continued)

     $   500 Metropolitan Transportation Authority, New York, Transit        No Opt. Call       AAA $   546,805
              Facilities Service Contract Bonds, Series 1993O, 5.750%,
              7/01/07

         250 New York, New York, General Obligation Bonds, Fiscal Series  11/06 at 101.50         A     263,535
              1997D, 5.875%, 11/01/11

         500 New York, New York, General Obligation Bonds, Fiscal Series   4/07 at 101.00         A     541,680
              1997I, 6.000%, 4/15/09

       1,000 New York, New York, General Obligation Bonds, Fiscal Series   8/07 at 101.00         A   1,058,980
              1998D, 5.500%, 8/01/10

         285 New York State Urban Development Corporation, Revenue           No Opt. Call       AA-     304,092
              Refunding Bonds, State Facilities, Series 1995, 6.250%,
              4/01/06

       1,700 New York State Urban Development Corporation, Special         7/04 at 101.00       AA-   1,721,352
              Project Revenue Bonds, Cornell Center Grant, Series 1993,
              5.900%, 1/01/07

       1,430 New York State Urban Development Corporation, Youth             No Opt. Call       AA-   1,570,555
              Facilities Service Contract Revenue Bonds, Series 1997,
              6.500%, 4/01/07

             New York State Tobacco Settlement Financing Corporation,
             Tobacco Settlement Asset-Backed and State Contingency
             Contract-Backed Bonds, Series 2003B-1C:
       1,000  5.500%, 6/01/15 (DD, settling 7/01/04)                       6/10 at 100.00       AA-   1,059,140
         500  5.500%, 6/01/16                                              6/11 at 100.00       AA-     530,800
---------------------------------------------------------------------------------------------------------------
             North Carolina - 2.0%

       1,455 North Carolina Municipal Power Agency 1, Catawba Electric       No Opt. Call       AAA   1,780,323
              Revenue Bonds, Series 1980, 10.500%, 1/01/10
---------------------------------------------------------------------------------------------------------------
             Ohio - 3.6%

       1,750 Dayton, Ohio, Special Facilities Revenue Refunding Bonds,       No Opt. Call       BB+   1,706,880
              Emery Air Freight Corporation and Emery Worldwide
              Airlines, Inc. - Guarantors, Series 1988C, 6.050%, 10/01/09

       1,500 Lorain County, Ohio, Health Care Facilities Revenue           2/08 at 101.00       BBB   1,521,015
              Refunding Bonds, Kendal at Oberlin, Series 1998A, 5.375%,
              2/01/12
---------------------------------------------------------------------------------------------------------------
             Oklahoma - 1.2%

       1,000 Oklahoma State Industries Authority, Health System Revenue      No Opt. Call       AAA   1,094,480
              Refunding Bonds, Baptist Medical Center, Series 1995D,
              6.000%, 8/15/07 - AMBAC Insured
---------------------------------------------------------------------------------------------------------------
             Rhode Island - 0.9%

         760 Providence, Rhode Island, General Obligation Bonds, Series    7/07 at 101.00       AAA     836,874
              1997A, 6.000%, 7/15/09 - FSA Insured
---------------------------------------------------------------------------------------------------------------
             South Carolina - 2.0%

       1,000 Greenville County School District, South Carolina,           12/12 at 101.00       AA-   1,087,640
              Installment Purchase Revenue Bonds, Series 2002, 5.875%,
              12/01/19

         775 Tobacco Settlement Revenue Management Authority, South        5/11 at 101.00       BBB     687,704
              Carolina, Tobacco Settlement Asset- Backed Bonds, Series
              2001B, 6.000%, 5/15/22
---------------------------------------------------------------------------------------------------------------
             Texas - 2.7%

       2,000 Abilene Higher Education Authority, Inc., Texas, Student     11/08 at 100.00       Aa3   2,037,880
              Loan Revenue Bonds, Subordinate Series 1998B, 5.050%,
              7/01/13 (Alternative Minimum Tax)

         250 San Antonio, Texas, Airport System Improvement Revenue        7/06 at 101.00       AAA     266,093
              Bonds, Series 1996, 5.700%, 7/01/09 (Alternative Minimum
              Tax) - FGIC Insured

          90 Texas Department of Housing, Single Family Mortgage Revenue   9/06 at 102.00       AAA      94,476
              Bonds, Series 1996E, 5.750%, 3/01/10 - MBIA Insured
---------------------------------------------------------------------------------------------------------------
             Utah - 0.2%

         200 Utah State Board of Regents, Student Loan Revenue Bonds,     11/05 at 102.00       AAA     210,010
              Series 1995N, 6.000%, 5/01/08 (Alternative Minimum Tax) -
              AMBAC Insured
---------------------------------------------------------------------------------------------------------------
             Washington - 1.7%

         735 Washington State Tobacco Settlement Authority, Tobacco        6/13 at 100.00       BBB     673,745
              Settlement Asset-Backed Revenue Bonds, Series 2002,
              6.500%, 6/01/26

         800 Washington Public Power Supply System, Nuclear Project 3      7/06 at 102.00       AAA     866,423
              Revenue Refunding Bonds, Series 1996A, 5.700%, 7/01/09 -
              AMBAC Insured
---------------------------------------------------------------------------------------------------------------
     $46,800 Total Municipal Bonds (cost $46,437,011)                                                46,629,180
---------------------------------------------------------------------------------------------------------------
------------

----
22


   Principal                                                                               Market
Amount (000) Description                                                    Ratings**       Value
-------------------------------------------------------------------------------------------------
             SHORT-TERM INVESTMENTS - 1.1%

      $1,000 Palm Beach County Health Facilities Authority, Florida,           VMIG-1 $ 1,000,000
              Revenue Bonds, Bethesda Healthcare System, Variable Rate
              Demand Bonds, Series 2001, 1.100%, 12/01/31+
------------ -----------------------------------------------------------------------------------
             Total Short-Term Investments (cost $1,000,000)                             1,000,000
             -----------------------------------------------------------------------------------
             Total Investments (cost $80,829,851) - 100.0%                             88,805,208
             -----------------------------------------------------------------------------------
             Other Assets Less Liabilities - 0.0%                                          37,179
             -----------------------------------------------------------------------------------
             Net Assets - 100%                                                        $88,842,387
             -----------------------------------------------------------------------------------

           #  Non-income producing.
           * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
           ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.
          (DD)Security purchased on a delayed delivery basis.
           + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                                See accompanying notes to financial statements.

----
23

Portfolio of Investments
NUVEEN BALANCED STOCK AND BOND FUND
June 30, 2004

                                                                         Market
Shares Description                                                        Value
-------------------------------------------------------------------------------
       COMMON STOCKS - 61.4%

       Consumer Discretionary - 10.4%

25,400 Clear Channel Communications, Inc.                           $   938,530

33,120 Comcast Corporation - Class A #                                  928,354

 7,194 Gannett Co., Inc                                                 610,411

 7,300 IAC/InterActiveCorp #                                            220,022

35,311 Koninklijke (Royal) Philips Electronics N.V.                     960,459

 7,300 Lowe's Companies, Inc.                                           383,615

19,650 Masco Corporation                                                612,687

11,100 R. R. Donnelley & Sons Company                                   366,522

18,550 Staples, Inc.                                                    543,701

 9,783 Target Corporation                                               415,484

36,950 Time Warner Inc. #                                               649,581
-------------------------------------------------------------------------------
       Consumer Staples - 2.6%

23,300 Archer-Daniels-Midland Company                                   390,974

 8,300 The Clorox Company                                               446,374

15,250 PepsiCo, Inc.                                                    821,670
-------------------------------------------------------------------------------
       Energy - 6.8%

14,600 BP plc, Sponsored ADR                                            782,122

17,705 ConocoPhillips                                                 1,350,714

16,900 Exxon Mobil Corporation                                          750,529

20,743 Marathon Oil Corporation                                         784,915

13,400 Occidental Petroleum Corporation                                 648,694
-------------------------------------------------------------------------------
       Financials - 17.3%

21,700 Bank of America Corporation                                    1,836,254

38,274 Citigroup Inc.                                                 1,779,741

10,850 Fannie Mae                                                       774,256

 8,850 The Goldman Sachs Group, Inc.                                    833,316

36,350 J.P. Morgan Chase & Co.                                        1,409,290

35,300 MBNA Corporation                                                 910,387

21,600 MetLife, Inc.                                                    774,360

22,300 Morgan Stanley                                                 1,176,771

26,200 Wells Fargo & Company                                          1,499,426
-------------------------------------------------------------------------------
       Healthcare - 5.7%

12,050 Aventis S.A., Sponsored ADR                                      916,643

17,750 Baxter International Inc.                                        612,553

28,350 GlaxoSmithKline plc, ADR                                       1,175,391

26,800 Pfizer Inc.                                                      918,704
-------------------------------------------------------------------------------
       Industrials - 7.1%

50,500 Cedeant Corporation                                            1,236,240

 5,500 Corinthian Colleges, Inc. #                                      136,070

 8,550 Deere & Company                                                  599,697

30,750 General Electric Company                                         996,300

----
24

                                                                                Market
      Shares Description                                                         Value
--------------------------------------------------------------------------------------
             Industrials (continued)

      27,650 Tyco International Ltd.                                      $   916,321

      19,750 Waste Management, Inc.                                           605,338
--------------------------------------------------------------------------------------
             Information Technology - 4.2%

      26,101 Hewlett-Packard Company                                          550,731

       8,650 International Business Machines Corporation (IBM)                762,498

      34,100 Microsoft Corporation                                            973,896

      21,100 Motorola, Inc.                                                   385,075
--------------------------------------------------------------------------------------
             Materials - 1.3%

      18,250 E. I. du Pont de Nemors and Company                              810,665
--------------------------------------------------------------------------------------
             Telecommunication Services - 1.7%

      41,250 BellSouth Corporation                                          1,081,575
--------------------------------------------------------------------------------------
             Utilities - 4.3%

      14,500 Dominion Resources, Inc.                                         914,660

      18,600 Entergy Corporation                                            1,041,786

      18,600 Public Service Enterprise Group Incorporated                     744,558
--------------------------------------------------------------------------------------
             Total Common Stock (cost $33,700,752)                         38,977,860
             -----------------------------------------------------------------------

   Principal                                                                    Market
Amount (000) Description                                                         Value
--------------------------------------------------------------------------------------
             U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 35.9%

             U.S. Treasury Bonds - 9.2%

     $ 2,650 7.250%, 5/15/16                                                3,204,534

       1,200 7.250%, 8/15/22                                                1,470,751

       1,095 6.000%, 2/15/26                                                1,180,248
--------------------------------------------------------------------------------------
             U.S. Treasury Notes - 26.7%

       1,550 7.875%, 11/15/04                                               1,586,450

       3,060 6.500%, 5/15/05                                                3,178,097

       3,640 7.000%, 7/15/06                                                3,944,995

       4,025 4.750%, 11/15/08                                               4,204,869

       3,715 5.750%, 8/15/10                                                4,051,675
--------------------------------------------------------------------------------------
     $20,935 Total U.S. Government and Agency Obligations (cost            22,821,619
              $19,904,410)
--------------------------------------------------------------------------------------
------------
             SHORT-TERM INVESTMENTS - 2.9%

     $ 1,860 State Street Bank Repurchase Agreement, 1.170%, dated          1,859,527
------------  6/30/04, due 7/01/04, repurchase price $1,859,587, collateralized by U.S. Treasury Bonds
             -----------------------------------------------------------------------
             Total Short-Term Investments (cost $1,859,527)                 1,859,527
             -----------------------------------------------------------------------
             Total Investments (cost $55,464,689) - 100.2%                 63,659,006
             -----------------------------------------------------------------------
             Other Assets Less Liabilities - (0.2)%                          (138,846)
             -----------------------------------------------------------------------
             Net Assets - 100%                                            $63,520,160
             -----------------------------------------------------------------------

           #  Non-income producing.

                                See accompanying notes to financial statements.

----
25

Statement of Assets and Liabilities
June 30, 2004

                                                                Multi-Cap     Large-Cap     Municipal    Stock and
                                                                    Value         Value     and Stock         Bond
------------------------------------------------------------------------------------------------------------------
Assets
Investments, at market value (cost $127,357,126,
 $450,556,028, $80,829,851 and $55,464,689, respectively)    $146,546,548 $553,930,122  $ 88,805,208  $63,659,006
Cash                                                                  332           --            --           --
Receivables:
 Dividends                                                        183,642      596,243        45,059       42,054
 Interest                                                             460          199       912,330      345,479
 Investments sold                                                 342,459   11,548,482     2,154,008      685,653
 Reclaims                                                             837      237,862        20,188       15,361
 Shares sold                                                    2,402,601      173,381         9,137       12,485
Other assets                                                           49      145,379        29,092       14,794
------------------------------------------------------------------------------------------------------------------
   Total assets                                               149,476,928  566,631,668    91,975,022   64,774,832
------------------------------------------------------------------------------------------------------------------
Liabilities
Cash overdraft                                                         --           --       401,249           --
Payables:
 Investments purchased                                          4,951,605    9,776,330     1,838,178      731,112
 Shares redeemed                                                  141,955    1,024,916       601,459       81,036
Accrued expenses:
 Management fees                                                   93,180      378,407        66,278       49,301
 12b-1 distribution and service fees                               39,890      171,458        37,572       24,182
 Other                                                             18,904      533,659        68,246       45,263
Dividends payable                                                      --           --       119,653      323,778
------------------------------------------------------------------------------------------------------------------
   Total liabilities                                            5,245,534   11,884,770     3,132,635    1,254,672
------------------------------------------------------------------------------------------------------------------
Net assets                                                   $144,231,394 $554,746,898  $ 88,842,387  $63,520,160
------------------------------------------------------------------------------------------------------------------
Class A Shares
Net assets                                                   $ 58,278,701 $434,120,679  $ 56,787,667  $33,311,927
Shares outstanding                                              3,139,699   18,541,368     2,585,593    1,356,377
Net asset value per share                                    $      18.56 $      23.41  $      21.96  $     24.56
Offering price per share (net asset value per share
 plus maximum sales charge of 5.75% of offering price)       $      19.69 $      24.84  $      23.30  $     26.06
------------------------------------------------------------------------------------------------------------------
Class B Shares
Net assets                                                   $  9,321,745 $ 56,486,102  $ 23,109,915  $12,459,231
Shares outstanding                                                505,362    2,460,964     1,005,327      507,266
Net asset value and offering price per share                 $      18.45 $      22.95  $      22.99  $     24.56
------------------------------------------------------------------------------------------------------------------
Class C Shares
Net assets                                                   $ 30,085,239 $ 43,607,036  $  8,228,759  $ 8,632,133
Shares outstanding                                              1,630,567    1,902,693       358,324      351,255
Net asset value and offering price per share                 $      18.45 $      22.92  $      22.96  $     24.58
------------------------------------------------------------------------------------------------------------------
Class R Shares
Net assets                                                   $ 46,545,709 $ 20,533,081  $    716,046  $ 9,116,869
Shares outstanding                                              2,513,940      874,148        33,197      371,242
Net asset value and offering price per share                 $      18.52 $      23.49  $      21.57  $     24.56
------------------------------------------------------------------------------------------------------------------

Net Assets Consist of:
------------------------------------------------------------------------------------------------------------------
Capital paid-in                                              $123,869,492 $508,478,985  $ 92,856,082  $57,728,350
Undistributed (Over-distribution of) net investment income         52,792    1,529,016       328,880     (247,776)
Accumulated net realized gain (loss) from investments and
 foreign currency transactions                                  1,119,688  (58,635,197)  (12,317,932)  (2,154,731)
Net unrealized appreciation of investments and translation
 of assets and liabilities denominated in foreign currencies   19,189,422  103,374,094     7,975,357    8,194,317
------------------------------------------------------------------------------------------------------------------
Net assets                                                   $144,231,394 $554,746,898  $ 88,842,387  $63,520,160
------------------------------------------------------------------------------------------------------------------

                                See accompanying notes to financial statements.

----
26

Statement of Operations
Year Ended June 30, 2004

                                       Multi-Cap    Large-Cap   Municipal   Stock and
                                           Value        Value   and Stock        Bond
-------------------------------------------------------------------------------------
Investment Income
Dividends (net of foreign tax
 withheld of $6,198, $165,457,
 $12,304 and $11,661, respectively) $ 1,154,241  $10,877,382  $  811,299  $  757,941
Interest                                 80,898      121,205   2,686,566   1,140,675
-------------------------------------------------------------------------------------
Total investment income               1,235,139   10,998,587   3,497,865   1,898,616
-------------------------------------------------------------------------------------
Expenses
Management fees                         634,131    4,753,246     698,468     479,238
12b-1 service fees - Class A             67,094    1,127,050     147,586      87,380
12b-1 distribution and service
 fees - Class B                          35,621      569,902     246,769     126,877
12b-1 distribution and service
 fees - Class C                         102,758      445,090      87,173      81,433
Shareholders' servicing agent fees
 and expenses                            99,438      949,896      95,020      91,602
Custodian's fees and expenses            34,666      150,402      64,611      57,659
Trustees' fees and expenses               2,548       17,622       4,914       2,931
Professional fees                        17,974       58,116      30,187      11,041
Shareholders' reports - printing
 and mailing expenses                    51,564      338,531      27,813      27,446
Federal and state registration fees      72,830       57,877      38,960      38,124
Other expenses                            3,746        9,280       3,159       2,438
-------------------------------------------------------------------------------------
Total expenses before custodian
 fee credit and expense
 reimbursement                        1,122,370    8,477,012   1,444,660   1,006,169
 Custodian fee credit                      (356)         (46)     (2,875)        (16)
 Expense reimbursement                       --           --     (31,826)    (71,482)
-------------------------------------------------------------------------------------
Net expenses                          1,122,014    8,476,966   1,409,959     934,671
-------------------------------------------------------------------------------------
Net investment income                   113,125    2,521,621   2,087,906     963,945
-------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss)
Net realized gain from investments
 and foreign currency transactions    2,554,924   63,970,155   5,028,663   4,828,811
Net change in unrealized
 appreciation (depreciation) of
 investments and translation of
 assets and liabilities
 denominated in foreign currencies   15,906,174   28,299,786     (71,855)    333,581
-------------------------------------------------------------------------------------
Net gain                             18,461,098   92,269,941   4,956,808   5,162,392
-------------------------------------------------------------------------------------
Net increase in net assets from
 operations                         $18,574,223  $94,791,562  $7,044,714  $6,126,337
-------------------------------------------------------------------------------------


                                See accompanying notes to financial statements.

----
27

Statement of Changes in Net Assets

                                                                                         Multi-Cap Value
                                                                            -----------------------------------------
                                                                                          For the Period
                                                                                                 4/01/03
                                                                               Year Ended        through    Year Ended
                                                                                  6/30/04        6/30/03      3/31/03*
-----------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                       $    113,125     $    38,548  $   145,183
Net realized gain (loss) from investments and foreign currency transactions    2,554,924         122,796      304,040
Net change in unrealized appreciation (depreciation)
 of investments and translation of assets and
 liabilities denominated in foreign currencies                                15,906,174       5,973,382   (5,274,898)
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations                         18,574,223       6,134,726   (4,825,675)
-----------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders
From net investment income:
 Class A                                                                         (27,797)             --           (4)
 Class B                                                                              --              --           --
 Class C                                                                              --              --           --
 Class R                                                                         (98,740)             --     (210,892)
From accumulated net realized gains from investments:
 Class A                                                                        (650,859)             --           --
 Class B                                                                         (61,582)             --           --
 Class C                                                                        (178,376)             --           --
 Class R                                                                        (810,096)             --           --
-----------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                     (1,827,450)             --     (210,896)
-----------------------------------------------------------------------------------------------------------------------
Fund Share Transactions
Proceeds from sale of shares                                                 103,762,702       5,366,743   10,856,508
Proceeds from shares issued to shareholders due to reinvestment of
 distributions                                                                 1,620,555              --      209,644
-----------------------------------------------------------------------------------------------------------------------
                                                                             105,383,257       5,366,743   11,066,152
Cost of shares redeemed                                                      (10,016,717)     (1,494,636)  (9,423,469)
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share transactions            95,366,540       3,872,107    1,642,683
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                        112,113,313      10,006,833   (3,393,888)
Net assets at the beginning of period                                         32,118,081      22,111,248   25,505,136
-----------------------------------------------------------------------------------------------------------------------
Net assets at the end of period                                             $144,231,394     $32,118,081  $22,111,248
-----------------------------------------------------------------------------------------------------------------------
Undistributed (Over-distribution of) net investment income at the end
 of period                                                                  $     52,792     $    66,204  $    27,656
-----------------------------------------------------------------------------------------------------------------------

                                                                                   Large-Cap Value
                                                                            ----------------------------


                                                                                Year Ended     Year Ended
                                                                                   6/30/04        6/30/03
---------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                       $   2,521,621  $   1,798,484
Net realized gain (loss) from investments and foreign currency transactions    63,970,155   (102,927,030)
Net change in unrealized appreciation (depreciation)
 of investments and translation of assets and
 liabilities denominated in foreign currencies                                 28,299,786     43,579,772
---------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations                          94,791,562    (57,548,774)
---------------------------------------------------------------------------------------------------------
Distributions to Shareholders
From net investment income:
 Class A                                                                       (1,759,497)    (1,595,633)
 Class B                                                                               --             --
 Class C                                                                               --             --
 Class R                                                                         (114,953)      (101,587)
From accumulated net realized gains from investments:
 Class A                                                                               --             --
 Class B                                                                               --             --
 Class C                                                                               --             --
 Class R                                                                               --             --
---------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                      (1,874,450)    (1,697,220)
---------------------------------------------------------------------------------------------------------
Fund Share Transactions
Proceeds from sale of shares                                                   24,601,805     87,633,689
Proceeds from shares issued to shareholders due to reinvestment of
 distributions                                                                  1,179,716      1,104,303
---------------------------------------------------------------------------------------------------------
                                                                               25,781,521     88,737,992
Cost of shares redeemed                                                      (123,063,525)  (192,651,951)
---------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share transactions            (97,282,004)  (103,913,959)
---------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                          (4,364,892)  (163,159,953)
Net assets at the beginning of period                                         559,111,790    722,271,743
---------------------------------------------------------------------------------------------------------
Net assets at the end of period                                             $ 554,746,898  $ 559,111,790
---------------------------------------------------------------------------------------------------------
Undistributed (Over-distribution of) net investment income at the end
 of period                                                                  $   1,529,016  $     915,032
---------------------------------------------------------------------------------------------------------

* Information represents the changes in net assets of the PBHG Special Equity Fund prior to the Reorganization and the Nuveen NWQ Multi-Cap Value Fund subsequent to the Reorganization.


                                See accompanying notes to financial statements.

----
28

                                                                                Municipal and Stock
                                                                            --------------------------
                                                                               Year Ended    Year Ended
                                                                                  6/30/04       6/30/03
--------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                       $  2,087,906  $  2,160,209
Net realized gain (loss) from investments and foreign currency transactions    5,028,663   (10,792,040)
Net change in unrealized appreciation
 (depreciation) of investments and translation of
 assets and liabilities denominated in foreign
 currencies                                                                      (71,855)    7,224,223
--------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from
 operations                                                                    7,044,714    (1,407,608)
--------------------------------------------------------------------------------------------------------
Distributions to Shareholders
From net investment income:
 Class A                                                                      (1,393,216)   (1,755,276)
 Class B                                                                        (249,910)     (376,218)
 Class C                                                                         (88,677)     (123,905)
 Class R                                                                         (19,798)      (24,004)
From accumulated net realized gains from
 investments:
 Class A                                                                              --            --
 Class B                                                                              --            --
 Class C                                                                              --            --
 Class R                                                                              --            --
--------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to
 shareholders                                                                 (1,751,601)   (2,279,403)
--------------------------------------------------------------------------------------------------------
Fund Share Transactions
Proceeds from sale of shares                                                  11,626,916     5,250,088
Proceeds from shares issued to shareholders
 due to reinvestment of distributions                                          1,182,513     1,560,296
--------------------------------------------------------------------------------------------------------
                                                                              12,809,429     6,810,384
Cost of shares redeemed                                                      (25,388,210)  (20,873,670)
--------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund
 share transactions                                                          (12,578,781)  (14,063,286)
--------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                         (7,285,668)  (17,750,297)
Net assets at the beginning of period                                         96,128,055   113,878,352
--------------------------------------------------------------------------------------------------------
Net assets at the end of period                                             $ 88,842,387  $ 96,128,055
--------------------------------------------------------------------------------------------------------
Undistributed (Over-distribution of) net
 investment income at the end of period                                     $    328,880  $     (7,029)
--------------------------------------------------------------------------------------------------------

                                                                                  Stock and Bond
                                                                            --------------------------
                                                                               Year Ended    Year Ended
                                                                                  6/30/04       6/30/03
-------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                       $    963,945  $    972,480
Net realized gain (loss) from investments and foreign currency transactions    4,828,811    (6,256,468)
Net change in unrealized appreciation
 (depreciation) of investments and translation of
 assets and liabilities denominated in foreign
 currencies                                                                      333,581     4,273,544
-------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from
 operations                                                                    6,126,337    (1,010,444)
-------------------------------------------------------------------------------------------------------
Distributions to Shareholders
From net investment income:
 Class A                                                                        (696,093)     (737,489)
 Class B                                                                        (161,329)     (145,321)
 Class C                                                                        (104,733)      (89,537)
 Class R                                                                        (189,179)     (137,291)
From accumulated net realized gains from
 investments:
 Class A                                                                              --      (104,998)
 Class B                                                                              --       (33,635)
 Class C                                                                              --       (19,497)
 Class R                                                                              --       (16,128)
-------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to
 shareholders                                                                 (1,151,334)   (1,283,896)
-------------------------------------------------------------------------------------------------------
Fund Share Transactions
Proceeds from sale of shares                                                  10,317,373     9,965,412
Proceeds from shares issued to shareholders
 due to reinvestment of distributions                                            716,257       850,593
-------------------------------------------------------------------------------------------------------
                                                                              11,033,630    10,816,005
Cost of shares redeemed                                                      (16,083,175)  (12,911,626)
-------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund
 share transactions                                                           (5,049,545)   (2,095,621)
-------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                            (74,542)   (4,389,961)
Net assets at the beginning of period                                         63,594,702    67,984,663
-------------------------------------------------------------------------------------------------------
Net assets at the end of period                                              $63,520,160  $ 63,594,702
-------------------------------------------------------------------------------------------------------
Undistributed (Over-distribution of) net
 investment income at the end of period                                     $   (247,776) $   (214,448)
-------------------------------------------------------------------------------------------------------


                                See accompanying notes to financial statements.

----
29

Notes to Financial Statements

1. General Information and Significant Accounting Policies

The Nuveen Investment Trust (the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of the Nuveen NWQ Multi-Cap Value Fund ("Multi-Cap Value"), Nuveen Large-Cap Value Fund ("Large-Cap Value"), Nuveen Balanced Municipal and Stock Fund ("Municipal and Stock") and Nuveen Balanced Stock and Bond Fund ("Stock and Bond") (collectively, the "Funds"). The Trust was organized as a Massachusetts business trust in 1996.

After the close of business on December 6, 2002, Multi-Cap Value acquired all of the net assets of the PBHG Special Equity Fund ("PBHG Fund") pursuant to a Plan of Reorganization ("Reorganization") previously approved by the shareholders of the PBHG Fund. The acquisition was accomplished by a one for one tax-free exchange of Class R Shares of Multi-Cap Value for the 1,915,116 outstanding shares of the PBHG Fund on December 6, 2002. The PBHG Fund's net assets of $22,711,952 at that date, including $1,704,328 of net unrealized depreciation, were combined with Multi-Cap Value's net assets of $4,000 ($1,000 of each Class A, B, C and R shares). The aggregate net assets of Multi-Cap Value immediately following the acquisition were $22,715,952. Multi-Cap Value commenced operations on December 9, 2002. For accounting purposes, Multi-Cap Value retained the performance and accounting history of the PBHG Fund and its predecessor fund, the NWQ Special Equity Portfolio (a series of the UAM Funds, Inc.). As part of the Reorganization, and as previously approved by the Board of Trustees, Multi-Cap Value changed its fiscal year-end from March 31 to June 30 upon completion of the March 31, 2003 fiscal year-end.

Multi-Cap Value ordinarily invests at least 80% of its assets in equity securities of companies with large, medium and small capitalizations that are selected on an opportunistic basis in an attempt to provide long-term capital appreciation.

Large-Cap Value invests primarily in a diversified portfolio of large and mid-cap equities of domestic companies in an attempt to provide capital growth. In addition to investments in equity securities, the Fund may invest in cash equivalents and short-term fixed income investments in an attempt to preserve capital, enhance returns or as a temporary defensive measure.

Municipal and Stock invests in a mix of equities and tax-exempt securities in an attempt to provide capital growth, capital preservation and current tax-exempt income. During temporary defensive periods, the Fund may invest any percentage of its assets in temporary investments.

Stock and Bond invests in a mix of equities, taxable bonds and cash equivalents in an attempt to provide capital growth, capital preservation and current income. During temporary defensive periods, the Fund may invest any percentage of its assets in temporary investments.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Securities Valuation
Exchange-listed securities are generally valued at the last sales price on the securities exchange on which such securities are primarily traded. Securities traded on a securities exchange for which there are no transactions on a given day or securities not listed on a securities exchange are valued at the mean of the closing bid and asked prices. Securities traded on Nasdaq are valued at the Nasdaq Official Closing Price. The prices of fixed-income securities are provided by a pricing service approved by the Funds' Board of Trustees and based on the mean between the bid and asked prices. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of comparable securities, indications of value from securities dealers, evaluations of anticipated cash flows or collateral and general market conditions. If it is determined that market prices for a security are unavailable or inappropriate, the Board of Trustees of the Funds, or its designee, may establish a fair value for the security. Short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At June 30, 2004, Municipal and Stock had an outstanding delayed delivery purchase commitment of $1,059,693. There were no such outstanding purchase commitments in any of the other Funds.

Investment Income
Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis.

Professional Fees
Professional fees presented in the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of the Fund's shareholders.


----
30

Dividends and Distributions to Shareholders
Net ordinary taxable income is declared and distributed to shareholders annually for Multi-Cap Value, Large-Cap Value, and Municipal and Stock, and quarterly for Stock and Bond. Tax-exempt net investment income is declared as a dividend monthly for Municipal and Stock. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of ordinary taxable income, tax-exempt net investment income and net realized capital gains, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Federal Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute all income and capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal tax provision is required. In addition, Municipal and Stock intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal income tax when received by the Fund, to retain such tax-exempt status when distributed to shareholders of the Fund. All monthly tax-exempt income dividends paid by Municipal and Stock during the fiscal year ended June 30, 2004, have been designated Exempt Interest Dividends. Net realized capital gains and ordinary income distributions made by the Funds are subject to federal taxation.

Flexible Sales Charge Program
Each Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances.

Derivative Financial Instruments
The Funds may invest in options, forward and futures contracts, which are sometimes referred to as derivative transactions. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the fiscal year ended June 30, 2004.

Repurchase Agreements
In connection with transactions in repurchase agreements, it is the Funds' policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

Expense Allocation
Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Foreign Currency Translations
To the extent that each Fund invests in securities that are denominated in a currency other than U.S. dollars, each Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund's investments in securities denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if U.S. dollars fall in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and dividend income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions. The gains or losses resulting from changes in foreign exchange rates are included with net realized and unrealized gain (loss) of investments.

Foreign Currency Transactions
The Funds may engage in foreign currency exchange transactions in connection with their portfolio investments and assets and liabilities denominated in foreign currencies. Each Fund may engage in foreign currency forward, options and futures contracts. Each Fund will enter into foreign currency transactions for hedging and other permissible risk management purposes only. If the Fund invests in a currency futures or options contract, it must make a margin deposit to secure performance of such contract. With respect


----
31
to investments in currency futures contracts, each Fund may also be required to make a variation margin deposit because the value of futures contracts fluctuates daily. In addition, each Fund may segregate assets to cover its futures contracts obligations.

The objective of each Fund's foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of the Fund's foreign currency denominated securities and other assets and liabilities will decline in value due to changes in foreign currency exchange rates. All foreign currency forward contracts, options and futures transactions are "marked-to-market" daily at the applicable market rates and any resulting unrealized gains or losses are recorded in the Fund's financial statements. Each Fund records realized gains and losses at the time the forward contract is offset by entering into a closing transaction or extinguished by delivery of the currency. The contractual amounts of forward foreign currency exchange contracts does not necessarily represent the amounts potentially subject to risk. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. The Funds did not enter into any foreign currency forward, options or futures contracts during the fiscal year ended June 30, 2004.

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Indemnifications
Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnifications to other parties. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fund Shares

Transactions in Fund shares were as follows:

                                                                                               Multi-Cap Value
                                                                    -----------------------------------------------
                                                                                                 For the Period
                                                                           Year Ended           4/01/03 through
                                                                            6/30/04                 6/30/03
                                                                    -----------------------  ---------------------
                                                                      Shares      Amount      Shares      Amount
--------------------------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                                           2,942,277  $ 49,738,681   300,816  $ 4,078,246
  Class B                                                             507,105     8,634,935    12,529      177,169
  Class C                                                           1,663,150    28,549,111    28,279      398,477
  Class R                                                             972,508    16,839,975    51,612      712,851
Shares issued to shareholders due to reinvestment of distributions:
  Class A                                                              37,794       603,000        --           --
  Class B                                                               3,213        50,990        --           --
  Class C                                                               5,328        84,612        --           --
  Class R                                                              55,180       881,953        --           --
--------------------------------------------------------------------------------------------------------------------
                                                                    6,186,555   105,383,257   393,236    5,366,743
--------------------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                                            (164,430)   (2,802,564)   (2,271)     (33,729)
  Class B                                                             (18,157)     (315,720)   (1,031)     (15,063)
  Class C                                                             (66,351)   (1,133,029)       --           --
  Class R                                                            (352,086)   (5,765,404) (107,396)  (1,445,844)
--------------------------------------------------------------------------------------------------------------------
                                                                     (601,024)  (10,016,717) (110,698)  (1,494,636)
--------------------------------------------------------------------------------------------------------------------
Net increase                                                        5,585,531  $ 95,366,540   282,538  $ 3,872,107
--------------------------------------------------------------------------------------------------------------------

                                                                    ----------------------

                                                                          Year Ended
                                                                           3/31/03*
                                                                    ---------------------
                                                                       Shares       Amount
------------------------------------------------------------------------------------------
Shares sold:
  Class A                                                             54,681  $   658,284
  Class B                                                              1,703       20,270
  Class C                                                                161        1,993
  Class R                                                            791,727   10,175,961
Shares issued to shareholders due to reinvestment of distributions:
  Class A                                                                 --           --
  Class B                                                                 --           --
  Class C                                                                 --           --
  Class R                                                             17,874      209,644
------------------------------------------------------------------------------------------
                                                                     866,146   11,066,152
------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                                            (29,168)    (333,415)
  Class B                                                                 --           --
  Class C                                                                 --           --
  Class R                                                           (747,605)  (9,090,054)
------------------------------------------------------------------------------------------
                                                                    (776,773)  (9,423,469)
------------------------------------------------------------------------------------------
Net increase                                                          89,373  $ 1,642,683
------------------------------------------------------------------------------------------

* Information represents the share transactions of the PBHG Special Equity Fund prior to the Reorganization and the Nuveen NWQ Multi-Cap Value Fund subsequent to the Reorganization.


----
32

                                                                     Large-Cap Value
                                                  -----------------------------------------------------
                                                          Year Ended                 Year Ended
                                                           6/30/04                     6/30/03
                                                  -------------------------  --------------------------
                                                       Shares         Amount       Shares         Amount
--------------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                            611,145  $  12,950,111    4,207,565  $  79,548,065
  Class B                                            175,094      3,734,341      158,627      2,892,232
  Class C                                            211,374      4,576,646      147,901      2,701,226
  Class R                                            149,803      3,340,707      135,048      2,492,166
Shares issued to shareholders due to reinvestment
 of distributions:
  Class A                                             47,453      1,078,587       56,950      1,011,999
  Class B                                                 --             --           --             --
  Class C                                                 --             --           --             --
  Class R                                              4,439        101,129        5,186         92,304
--------------------------------------------------------------------------------------------------------
                                                   1,199,308     25,781,521    4,711,277     88,737,992
--------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                         (4,442,979)   (98,957,511)  (9,012,293)  (165,771,964)
  Class B                                           (524,477)   (11,355,075)    (812,265)   (14,625,530)
  Class C                                           (458,603)   (10,026,451)    (551,070)   (10,003,415)
  Class R                                           (121,849)    (2,724,488)    (119,887)    (2,251,042)
--------------------------------------------------------------------------------------------------------
                                                  (5,547,908)  (123,063,525) (10,495,515)  (192,651,951)
--------------------------------------------------------------------------------------------------------
Net increase (decrease)                           (4,348,600) $ (97,282,004)  (5,784,238) $(103,913,959)
--------------------------------------------------------------------------------------------------------

                                                                   Municipal and Stock
                                                  -----------------------------------------------------
                                                          Year Ended                 Year Ended
                                                           6/30/04                     6/30/03
                                                  -------------------------  --------------------------
                                                       Shares         Amount       Shares         Amount
--------------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                            329,252  $   7,206,388      142,491   $  2,862,426
  Class B                                            117,521      2,651,621       83,564      1,746,943
  Class C                                             73,977      1,669,501       30,486        635,325
  Class R                                              4,672         99,406          272          5,394
Shares issued to shareholders due to reinvestment
 of distributions:
  Class A                                             46,053        999,492       64,593      1,296,853
  Class B                                              5,504        124,024        8,867        185,391
  Class C                                              2,192         49,376        3,181         66,407
  Class R                                                451          9,621          589         11,645
--------------------------------------------------------------------------------------------------------
                                                     579,622     12,809,429      334,043      6,810,384
--------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                           (665,075)   (14,365,172)    (510,378)   (10,252,753)
  Class B                                           (344,316)    (7,752,299)    (404,586)    (8,425,050)
  Class C                                           (138,169)    (3,111,560)    (102,874)    (2,153,778)
  Class R                                             (7,631)      (159,179)      (2,120)       (42,089)
--------------------------------------------------------------------------------------------------------
                                                  (1,155,191)   (25,388,210)  (1,019,958)   (20,873,670)
--------------------------------------------------------------------------------------------------------
Net increase (decrease)                             (575,569) $ (12,578,781)    (685,915)  $(14,063,286)
--------------------------------------------------------------------------------------------------------


----
33

                                                                  Stock and Bond
                                                  ----------------------------------------------
                                                        Year Ended              Year Ended
                                                          6/30/04                 6/30/03
                                                  ----------------------  ----------------------
                                                     Shares        Amount    Shares        Amount
-------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                          108,795  $  2,623,428    92,214  $  1,974,090
  Class B                                          115,580     2,715,885   145,087     3,126,202
  Class C                                          125,171     3,012,416   135,588     2,921,125
  Class R                                           81,873     1,965,644    90,794     1,943,995
Shares issued to shareholders due to reinvestment
 of distributions:
  Class A                                           18,766       444,932    26,783       579,697
  Class B                                            3,189        75,705     4,273        92,319
  Class C                                            1,432        34,016     1,872        40,469
  Class R                                            6,787       161,604     6,406       138,108
-------------------------------------------------------------------------------------------------
                                                   461,593    11,033,630   503,017    10,816,005
-------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                         (388,824)   (9,268,466) (328,507)   (7,099,492)
  Class B                                         (150,821)   (3,596,652) (166,673)   (3,566,168)
  Class C                                         (107,058)   (2,553,308)  (90,332)   (1,947,079)
  Class R                                          (27,667)     (664,749)  (13,762)     (298,887)
-------------------------------------------------------------------------------------------------
                                                  (674,370)  (16,083,175) (599,274)  (12,911,626)
-------------------------------------------------------------------------------------------------
Net increase (decrease)                           (212,777) $ (5,049,545)  (96,257) $ (2,095,621)
-------------------------------------------------------------------------------------------------

3. Securities Transactions

Purchases and sales (excluding short-term investments) of investment securities and U.S. Government and agency obligations for the fiscal year ended June 30, 2004, were as follows:

                                            Multi-Cap    Large-Cap   Municipal   Stock and
                                                Value        Value   and Stock        Bond
------------------------------------------------------------------------------------------
Purchases:
  Investment securities                   $98,107,318 $472,524,342 $41,356,334 $33,724,884
  U.S. Government and agency obligations           --           --          --   4,244,174
Sales and maturities:
  Investment securities                    14,250,364  565,027,949  53,280,702  39,391,120
  U.S. Government and agency obligations           --           --          --   4,036,192
------------------------------------------------------------------------------------------

4. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing income on taxable market discount securities, amortization of premium on taxable debt securities, and timing differences in recognizing certain gains and losses on security transactions.

At June 30, 2004, the cost of investments were as follows:

                       Multi-Cap    Large-Cap   Municipal   Stock and
                           Value        Value   and Stock        Bond
---------------------------------------------------------------------
Cost of investments $127,395,931 $453,392,715 $80,983,748 $55,953,872
---------------------------------------------------------------------

Gross unrealized appreciation and gross unrealized depreciation of investments at June 30, 2004, were as follows:

                                              Multi-Cap     Large-Cap    Municipal   Stock and
                                                  Value         Value    and Stock        Bond
----------------------------------------------------------------------------------------------
Gross unrealized:
  Appreciation                             $19,861,947  $104,940,265  $ 9,610,143  $8,092,426
  Depreciation                                (711,330)   (4,402,858)  (1,788,683)   (387,292)
----------------------------------------------------------------------------------------------
Net unrealized appreciation of investments $19,150,617  $100,537,407  $ 7,821,460  $7,705,134
----------------------------------------------------------------------------------------------


----
34

The tax components of undistributed net investment income and net realized gains at June 30, 2004, were as follows:

                                          Multi-Cap  Large-Cap Municipal Stock and
                                              Value      Value and Stock      Bond
----------------------------------------------------------------------------------
Undistributed net tax-exempt income        $     -- $       --  $209,966  $     --
Undistributed net ordinary income*          778,567  1,528,960   233,268   332,926
Undistributed net long-term capital gains   432,721         --        --        --
----------------------------------------------------------------------------------

* Net ordinary income consists of taxable income derived from dividends, interest, market discount accretion and net short-term capital gains, if any.

The tax character of distributions paid during the fiscal years ended June 30, 2004 and June 30, 2003, was designated for purposes of the dividends paid deduction as follows:

                                               Multi-Cap  Large-Cap  Municipal  Stock and
2004                                               Value      Value  and Stock       Bond
-----------------------------------------------------------------------------------------
Distributions from net tax-exempt income        $     -- $       -- $1,391,794 $       --
Distributions from net ordinary income*          841,834  1,874,507    359,212  1,089,809
Distributions from net long-term capital gains   985,618         --         --         --
                                                                               p12
-----------------------------------------------------------------------------------------

                                               Multi-Cap  Large-Cap  Municipal  Stock and
2003                                             Value**      Value  and Stock       Bond
-----------------------------------------------------------------------------------------
Distributions from net tax-exempt income        $     -- $       -- $1,717,781 $       --
Distributions from net ordinary income*               --  1,697,220    623,033  1,159,839
Distributions from net long-term capital gains        --         --         --    173,874
-----------------------------------------------------------------------------------------

* Net ordinary income consists of taxable income derived from dividends, interest, market discount accretion and net short-term capital gains, if any.
** For the period April 1, 2003 through June 30, 2003.

The tax character of Multi-Cap Value's distributions paid during the fiscal year ended March 31, 2003, was designated for purposes of the dividends paid deduction as follows:

                                                           Multi-Cap
                                                               Value
            --------------------------------------------------------
            Distributions from net ordinary income***       $210,896
            Distributions from net long-term capital gains        --
            --------------------------------------------------------

***Net ordinary income includes net short-term capital gains, if any.


At June 30, 2004, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                 Large-Cap   Municipal  Stock and
                                     Value   and Stock       Bond
              ---------------------------------------------------
              Expiration year:
                2010           $        -- $   368,520 $       --
                2011            55,798,510  10,907,448  1,922,472
                2012                    --     882,767         --
              ---------------------------------------------------
              Total            $55,798,510 $12,158,735 $1,922,472
              ---------------------------------------------------


----
35

5. Management Fee and Other Transactions with Affiliates

Under the Trust's investment management agreement with Nuveen Institutional Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc., each Fund pays an annual management fee, payable monthly, at the rates set forth below which are based upon the average daily net assets of each Fund as follows:

                                  Multi-Cap  Large-Cap  Municipal  Stock and
                                      Value      Value  and Stock       Bond
   --------------------------------------------------------------------------
   For the first $125 million         .8500%     .8500%     .7500%     .7500%
   For the next $125 million          .8375      .8375      .7375      .7375
   For the next $250 million          .8250      .8250      .7250      .7250
   For the next $500 million          .8125      .8125      .7125      .7125
   For the next $1 billion            .8000      .8000      .7000      .7000
   For net assets over $2 billion     .7750      .7750      .6750      .6750
   --------------------------------------------------------------------------

Prior to the Reorganization of Multi-Cap Value, the PBHG Fund paid a management fee of 1.00% of average daily net assets.

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Adviser has entered into Sub-Advisory Agreements with NWQ Investment Management Company, LLC ("NWQ"), of which Nuveen Investments, Inc. owns a controlling interest while key management of NWQ owns a non-controlling minority interest, and Institutional Capital Corporation ("ICAP"), of which Nuveen Investments, Inc. holds a minority interest. NWQ manages the investment portfolio of Multi-Cap Value. ICAP manages the investment portfolios of Large-Cap Value, Stock and Bond, and the equity portion of Municipal and Stock's investment portfolio. NWQ and ICAP are compensated for their services to the Funds from the management fee paid to the Adviser.

As approved by the Board of Trustees, a complex-wide fee schedule for all Funds managed by the Adviser and its affiliates went into effect on August 1, 2004. The implementation of this complex-wide fee schedule is expected to result in a marginal immediate decrease in the rates (approximately .004%) at which management fees are to be paid by the Funds. As assets in the Nuveen Fund complex grow, the management fee rates to be paid by the Funds will decrease further. Under no circumstances will the complex-wide fee schedule result in an increase in the rates at which management fees would be paid by the Funds if the complex-wide fee schedule were not implemented.

The Adviser has agreed to waive part of its management fees or reimburse certain expenses of Multi-Cap Value through December 7, 2004, in order to limit total operating expenses (excluding 12b-1 distribution and service fees and extraordinary expenses) from exceeding 1.50% of the average daily net assets. Prior to the Reorganization, the PBHG Fund had an expense limitation of 1.25% of average daily net assets through September 25, 2002 and 1.50% of average daily net assets after September 25, 2002.

The Adviser has agreed to waive part of its management fees and reimburse certain expenses of Large-Cap Value, Municipal and Stock, and Stock and Bond through July 31, 2005, in order to limit total operating expenses (excluding 12b-1 distribution and service fees and extraordinary expenses) from exceeding 1.20%, 1.00%, and 1.00%, respectively, of the average daily net assets.

The Adviser may also voluntarily agree to reimburse additional expenses from time to time, in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser's discretion.

The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised Funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised Funds.

During the fiscal year ended June 30, 2004, Nuveen Investments, LLC (the "Distributor"), a wholly owned subsidiary of Nuveen Investments, Inc. collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to authorized dealers as follows:

                                        Multi-Cap Large-Cap Municipal Stock and
                                            Value     Value and Stock      Bond
 ------------------------------------------------------------------------------
 Sales charges collected (unaudited)     $421,306  $115,986  $104,747   $42,408
 Paid to authorized dealers (unaudited)   368,751   101,485    93,252    37,092
 ------------------------------------------------------------------------------

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the fiscal year ended June 30, 2004, the Distributor compensated authorized dealers directly with commission advances at the time of purchase as follows:

                                    Multi-Cap Large-Cap Municipal Stock and
                                        Value     Value and Stock      Bond
    -----------------------------------------------------------------------
    Commission advances (unaudited) $474,334   $67,257   $38,982   $32,810
    -----------------------------------------------------------------------


----
36

To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended June 30, 2004, the Distributor retained such 12b-1 fees as follows:

                                    Multi-Cap Large-Cap Municipal Stock and
                                        Value     Value and Stock      Bond
    -----------------------------------------------------------------------
    12b-1 fees retained (unaudited) $126,363  $466,307  $195,837  $114,339
    -----------------------------------------------------------------------

The remaining 12b-1 fees charged to the Funds were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended June 30, 2004, as follows:

                                 Multi-Cap Large-Cap Municipal Stock and
                                     Value     Value and Stock      Bond
       -----------------------------------------------------------------
       CDSC retained (unaudited)  $13,853  $107,145   $61,091   $35,819
       -----------------------------------------------------------------

6. Investment Composition

At June 30, 2004, the sector classifications of securities held in the portfolio of investments expressed as a percent of total investments were as follows:

                                   Multi-Cap  Large-Cap  Municipal  Stock and
                                       Value      Value  and Stock       Bond
 -----------------------------------------------------------------------------
 Consumer Discretionary                    4%        17%         8%        10%
 Consumer Staples                          5          4          3          3
 Education and Civic Organizations        --         --          8         --
 Energy                                   11         11          5          7
 Financials                               34         29         13         17
 Healthcare                                5          9         10          6
 Housing/Multifamily                      --         --          3         --
 Housing/Single Family                    --         --          1         --
 Industrials                               9         12          5          7
 Information Technology                   13          7          3          4
 Long-Term Care                           --         --          4         --
 Materials                                 7          1          1          1
 Tax Obligation/General                   --         --          4         --
 Tax Obligation/Limited                   --         --         11         --
 Telecommunication Services                1          3          1          2
 Transportation                           --         --          7         --
 U.S. Guaranteed                          10          1          6         39
 Utilities                                 1          6          7          4
 ----------------------------------------------------------------------------
                                         100%       100%       100%       100%
 ----------------------------------------------------------------------------

33% of the municipal bonds owned by Municipal and Stock are either covered by insurance issued by several private insurers or are backed by an escrow or trust containing U.S. Government or U.S. Government agency securities, either of which ensure the timely payment of principal and interest in the event of default. Such insurance or escrow, however, does not guarantee the market value of the municipal securities or the value of any of the Funds' shares.

For additional information regarding each investment security, refer to the Portfolio of Investments of each Fund.

7. Subsequent Event - Distributions to Shareholders

Municipal and Stock declared a dividend distribution from its tax-exempt net investment income which was paid on August 2, 2004, to shareholders of record on July 9, 2004, as follows:

                                             Municipal
                                             and Stock
                         -----------------------------
                         Dividend per share:
                           Class A              $.0340
                           Class B               .0210
                           Class C               .0210
                           Class R               .0375

--------------------------------------------------------------------------------



----
37

Financial Highlights

Selected data for a share outstanding throughout each period:

Class (Inception Date)
                                                   Investment Operations         Less Distributions
                                               -----------------------------  ------------------------


MULTI-CAP VALUE



                                                                 Net
                                                           Realized/
                                                     Net  Unrealized
                                     Beginning   Invest-     Invest-              Net                   Ending
                                           Net      ment        ment          Invest-                      Net
                                         Asset    Income        Gain             ment  Capital           Asset     Total
                                         Value (Loss)(a)      (Loss)    Total  Income    Gains    Total  Value Return(b)
--------------------------------------------------------------------------------------------------------------------------
Class A (12/02)
 Year Ended 6/30/04                     $14.60     $ .04      $ 4.38  $ 4.42    $(.02)  $ (.44) $ (.46) $18.56     30.75%
 4/01/03- 6/30/03                        11.54       .02        3.04    3.06       --       --      --   14.60     26.52
 12/09/02- 3/31/03                       11.86        --        (.27)   (.27)    (.05)      --    (.05)  11.54     (2.26)
Class B (12/02)
 Year Ended 6/30/04                      14.61      (.09)       4.37    4.28       --     (.44)   (.44)  18.45     29.76
 4/01/03- 6/30/03                        11.58        --        3.03    3.03       --       --      --   14.61     26.17
 12/09/02- 3/31/03                       11.86      (.04)       (.24)   (.28)      --       --      --   11.58     (2.36)
Class C (12/02)
 Year Ended 6/30/04                      14.62      (.09)       4.36    4.27       --     (.44)   (.44)  18.45     29.67
 4/01/03- 6/30/03                        11.58      (.01)       3.05    3.04       --       --      --   14.62     26.25
 12/09/02- 3/31/03                       11.86      (.02)       (.26)   (.28)      --       --      --   11.58     (2.36)
Class R (11/97)
 Year Ended 6/30/04                      14.57       .06        4.38    4.44     (.05)    (.44)   (.49)  18.52     31.02
 4/01/03- 6/30/03                        11.51       .02        3.04    3.06       --       --      --   14.57     26.59
 Year Ended 3/31:
   2003(e)                               13.92       .08       (2.38)  (2.30)    (.11)      --    (.11)  11.51    (16.52)
 11/01/01- 3/31/02(f)                    11.73       .05        2.20    2.25     (.06)      --    (.06)  13.92     19.20
 Year Ended 10/31:
   2001(g)                               13.28       .08         .09     .17     (.06)   (1.66)  (1.72)  11.73      1.23
   2000(g)                               11.84       .07        1.55    1.62     (.07)    (.11)   (.18)  13.28     13.80
   1999(g)                               10.01       .03        1.88    1.91     (.03)    (.05)   (.08)  11.84     19.33
--------------------------------------------------------------------------------------------------------------------------

Class (Inception Date)
                                                                Ratios/Supplemental Data
                                     -----------------------------------------------------------------------------
                                               Before Credit/           After           After Credit/
                                                Reimbursement     Reimbursement(c)    Reimbursement(d)
MULTI-CAP VALUE                              -----------------   -----------------   -----------------
                                                         Ratio               Ratio               Ratio
                                                        of Net              of Net              of Net
                                                       Invest-             Invest-             Invest-
                                                          ment                ment                ment
                                             Ratio of   Income   Ratio of   Income   Ratio of   Income
                                             Expenses   (Loss)   Expenses   (Loss)   Expenses   (Loss)
                                      Ending       to       to         to       to         to       to
                                         Net  Average  Average    Average  Average    Average  Average   Portfolio
                                      Assets      Net      Net        Net      Net        Net      Net    Turnover
                                       (000)   Assets   Assets     Assets   Assets     Assets   Assets        Rate
-------------------------------------------------------------------------------------------------------------------
Class A (12/02)
 Year Ended 6/30/04                  $58,279     1.48%     .20%      1.48%     .20%      1.48%     .20%         21%
 4/01/03- 6/30/03                      4,732     1.66*     .59*      1.66*     .59*      1.66*     .60*         13
 12/09/02- 3/31/03                       294     1.78*    (.07)*     1.75*    (.04)*     1.75*    (.04)*        52
Class B (12/02)
 Year Ended 6/30/04                    9,322     2.23     (.53)      2.23     (.53)      2.23     (.53)         21
 4/01/03- 6/30/03                        193     2.43*    (.08)*     2.43*    (.08)*     2.43*    (.08)*        13
 12/09/02- 3/31/03                        20     3.29*   (1.95)*     2.50*   (1.16)*     2.50*   (1.16)*        52
Class C (12/02)
 Year Ended 6/30/04                   30,085     2.23     (.53)      2.23     (.53)      2.23     (.53)         21
 4/01/03- 6/30/03                        416     2.44*    (.33)*     2.44*    (.33)*     2.44*    (.33)*        13
 12/09/02- 3/31/03                         2     2.50*    (.62)*     2.50*    (.62)*     2.50*    (.62)*        52
Class R (11/97)
 Year Ended 6/30/04                   46,546     1.24      .39       1.24      .39       1.24      .39          21
 4/01/03- 6/30/03                     26,777     1.41*     .56*      1.41*     .56*      1.41*     .56*         13
 Year Ended 3/31:
   2003(e)                            21,795     1.61      .37       1.36      .62       1.36      .62          52
 11/01/01- 3/31/02(f)                 25,505     2.21*    (.10)*     1.25*     .86*      1.25*     .86*         14
 Year Ended 10/31:
   2001(g)                            16,996     1.54      .25       1.25      .54       1.25      .54          66
   2000(g)                            29,547     1.66      .09       1.15      .60       1.15      .60          49
   1999(g)                            16,406     1.70     (.22)      1.22      .26       1.22      .26          26
-------------------------------------------------------------------------------------------------------------------

*  Annualized.
(a)Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)After expense reimbursement from the Adviser, where applicable.
(d)After custodian fee credit and expense reimbursement, where applicable.
(e)Information represents the performance history of the PBHG Special Equity Fund prior to the Reorganization and the Nuveen NWQ Multi-Cap Value Fund subsequent to the Reorganization.
(f)Information represents the performance history of the PBHG Special Equity Fund and its predecessor fund, the NWQ Special Equity Portfolio (a series of the UAM Funds, Inc.), prior to December 14, 2001.
(g)Information represents the performance history of the NWQ Special Equity Portfolio (a series of the UAM Funds, Inc.).

                                See accompanying notes to financial statements.

----
38

Selected data for a share outstanding throughout each year:

Class (Inception Date)
                                             Investment Operations         Less Distributions
                                         -----------------------------  ------------------------                    --------


LARGE-CAP VALUE


                                                           Net
                                                     Realized/
                                               Net  Unrealized
                               Beginning   Invest-     Invest-              Net                   Ending              Ending
                                     Net      ment        ment          Invest-                      Net                 Net
                                   Asset    Income        Gain             ment  Capital           Asset     Total    Assets
Year Ended June 30,                Value (Loss)(a)      (Loss)    Total  Income    Gains    Total  Value Return(b)     (000)
-----------------------------------------------------------------------------------------------------------------------------
Class A (8/96)
 2004                             $19.93     $ .12      $ 3.44  $ 3.56    $(.08)  $   --  $ (.08) $23.41     17.90% $434,121
 2003                              21.35       .08       (1.43)  (1.35)    (.07)      --    (.07)  19.93     (6.28)  445,050
 2002                              24.40       .08       (3.06)  (2.98)    (.07)      --    (.07)  21.35    (12.23)  577,946
 2001                              24.35       .16        2.49    2.65     (.21)   (2.39)  (2.60)  24.40     11.02   672,917
 2000                              27.07       .22       (1.62)  (1.40)    (.25)   (1.07)  (1.32)  24.35     (5.33)  669,651
Class B (8/96)
 2004                              19.62      (.04)       3.37    3.33       --       --      --   22.95     16.97    56,486
 2003                              21.08      (.06)      (1.40)  (1.46)      --       --      --   19.62     (6.93)   55,129
 2002                              24.19      (.10)      (3.01)  (3.11)      --       --      --   21.08    (12.86)   73,011
 2001                              24.17      (.03)       2.46    2.43     (.02)   (2.39)  (2.41)  24.19     10.23    91,117
 2000                              26.87       .03       (1.60)  (1.57)    (.06)   (1.07)  (1.13)  24.17     (5.97)   93,275
Class C (8/96)
 2004                              19.58      (.04)       3.38    3.34       --       --      --   22.92     17.06    43,607
 2003                              21.04      (.06)      (1.40)  (1.46)      --       --      --   19.58     (6.94)   42,105
 2002                              24.16      (.10)      (3.02)  (3.12)      --       --      --   21.04    (12.91)   53,729
 2001                              24.13      (.03)       2.47    2.44     (.02)   (2.39)  (2.41)  24.16     10.24    63,835
 2000                              26.84       .03       (1.61)  (1.58)    (.06)   (1.07)  (1.13)  24.13     (5.97)   55,303
Class R (8/96)
 2004                              19.99       .18        3.45    3.63     (.13)      --    (.13)  23.49     18.20    20,533
 2003                              21.41       .13       (1.43)  (1.30)    (.12)      --    (.12)  19.99     (5.99)   16,828
 2002                              24.46       .13       (3.05)  (2.92)    (.13)      --    (.13)  21.41    (11.98)   17,585
 2001                              24.41       .22        2.49    2.71     (.27)   (2.39)  (2.66)  24.46     11.24    19,188
 2000                              27.14       .28       (1.62)  (1.34)    (.32)   (1.07)  (1.39)  24.41     (5.13)   17,604
-----------------------------------------------------------------------------------------------------------------------------

Class (Inception Date)
                                                    Ratios/Supplemental Data
                               -------------------------------------------------------------------------
                                            Before Credit/           After            After Credit/
                                            Reimbursement       Reimbursement(c)     Reimbursement(d)
LARGE-CAP VALUE                          -------------------  -------------------  -------------------
                                             Ratio                Ratio                Ratio
                                            of Net               of Net               of Net
                                           Invest-              Invest-              Invest-
                               Ratio of       ment  Ratio of       ment  Ratio of       ment
                               Expenses     Income  Expenses     Income  Expenses     Income
                                     to  (Loss) to        to  (Loss) to        to  (Loss) to
                                Average    Average   Average    Average   Average    Average  Portfolio
                                    Net        Net       Net        Net       Net        Net   Turnover
Year Ended June 30,              Assets     Assets    Assets     Assets    Assets     Assets       Rate
--------------------------------------------------------------------------------------------------------
Class A (8/96)
 2004                              1.36%       .56%     1.36%       .56%     1.36%       .56%        85%
 2003                              1.45        .45      1.45        .45      1.45        .45         90
 2002                              1.36        .33      1.36        .33      1.36        .33         81
 2001                              1.34        .62      1.33        .63      1.32        .64         90
 2000                              1.34        .82      1.30        .85      1.30        .86        155
Class B (8/96)
 2004                              2.11       (.18)     2.11       (.18)     2.11       (.18)        85
 2003                              2.21       (.31)     2.21       (.31)     2.21       (.31)        90
 2002                              2.11       (.42)     2.11       (.42)     2.11       (.42)        81
 2001                              2.09       (.13)     2.08       (.11)     2.07       (.11)        90
 2000                              2.09        .08      2.06        .11      2.05        .12        155
Class C (8/96)
 2004                              2.11       (.18)     2.11       (.18)     2.11       (.18)        85
 2003                              2.21       (.31)     2.21       (.31)     2.21       (.31)        90
 2002                              2.11       (.42)     2.11       (.42)     2.11       (.42)        81
 2001                              2.09       (.14)     2.07       (.13)     2.07       (.12)        90
 2000                              2.11        .06      2.07        .09      2.05        .10        155
Class R (8/96)
 2004                              1.11        .83      1.11        .83      1.11        .83         85
 2003                              1.20        .70      1.20        .70      1.20        .70         90
 2002                              1.11        .58      1.11        .58      1.11        .58         81
 2001                              1.09        .86      1.08        .88      1.07        .88         90
 2000                              1.10       1.06      1.06       1.09      1.05       1.10        155
--------------------------------------------------------------------------------------------------------

(a) Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b) Total returns are calculated on net asset value without any sales charge and are not annualized.
(c) After expense reimbursement from the Adviser, where applicable.
(d) After custodian fee credit and expense reimbursement, where applicable.



                                See accompanying notes to financial statements.

----
39

Selected data for a share outstanding throughout each year:

Class (Inception Date)
                                               Investment Operations        Less Distributions
                                           ----------------------------  ------------------------


MUNICIPAL and STOCK


                                                            Net
                                                      Realized/
                                                     Unrealized
                                 Beginning       Net    Invest-              Net                   Ending
                                       Net   Invest-       ment          Invest-                      Net
                                     Asset      ment       Gain             ment  Capital           Asset     Total
Year Ended June 30,                  Value Income(a)     (Loss)    Total  Income    Gains    Total  Value Return(b)
---------------------------------------------------------------------------------------------------------------------
Class A (8/96)
 2004                               $20.79      $.54     $ 1.14  $ 1.68    $(.51)  $   --  $ (.51) $21.96      8.13%
 2003                                21.45       .49       (.57)   (.08)    (.58)      --    (.58)  20.79      (.25)
 2002                                24.15       .61      (2.54)  (1.93)    (.71)    (.06)   (.77)  21.45     (8.11)
 2001                                24.31       .73       1.09    1.82     (.85)   (1.13)  (1.98)  24.15      7.60
 2000                                25.45       .74       (.96)   (.22)    (.81)    (.11)   (.92)  24.31      (.83)
Class B (8/96)
 2004                                21.63       .40       1.19    1.59     (.23)      --    (.23)  22.99      7.36
 2003                                22.14       .36       (.60)   (.24)    (.27)      --    (.27)  21.63     (1.01)
 2002                                24.74       .45      (2.60)  (2.15)    (.39)    (.06)   (.45)  22.14     (8.78)
 2001                                24.70       .56       1.10    1.66     (.49)   (1.13)  (1.62)  24.74      6.85
 2000                                25.65       .57       (.97)   (.40)    (.44)    (.11)   (.55)  24.70     (1.57)
Class C (8/96)
 2004                                21.61       .40       1.18    1.58     (.23)      --    (.23)  22.96      7.32
 2003                                22.12       .35       (.59)   (.24)    (.27)      --    (.27)  21.61     (1.01)
 2002                                24.72       .46      (2.61)  (2.15)    (.39)    (.06)   (.45)  22.12     (8.79)
 2001                                24.68       .56       1.10    1.66     (.49)   (1.13)  (1.62)  24.72      6.86
 2000                                25.63       .57       (.97)   (.40)    (.44)    (.11)   (.55)  24.68     (1.57)
Class R (8/96)
 2004                                20.46       .59       1.12    1.71     (.60)      --    (.60)  21.57      8.48
 2003                                21.17       .53       (.57)   (.04)    (.67)      --    (.67)  20.46      (.02)
 2002                                23.90       .67      (2.52)  (1.85)    (.82)    (.06)   (.88)  21.17     (7.84)
 2001                                24.13       .78       1.09    1.87     (.97)   (1.13)  (2.10)  23.90      7.84
 2000                                25.33       .80       (.96)   (.16)    (.93)    (.11)  (1.04)  24.13      (.64)
---------------------------------------------------------------------------------------------------------------------

Class (Inception Date)
                                                          Ratios/Supplemental Data
                                 --------------------------------------------------------------------------
                                                     Before Credit/         After          After Credit/
                                                     Reimbursement     Reimbursement(c)   Reimbursement(d)
MUNICIPAL and STOCK                                -----------------  -----------------  -----------------
                                                     Ratio              Ratio              Ratio
                                                    of Net             of Net             of Net
                                                   Invest-            Invest-            Invest-
                                         Ratio of     ment  Ratio of     ment  Ratio of     ment
                                         Expenses   Income  Expenses   Income  Expenses   Income
                                  Ending       to       to        to       to        to       to
                                     Net  Average  Average   Average  Average   Average  Average  Portfolio
                                  Assets      Net      Net       Net      Net       Net      Net   Turnover
Year Ended June 30,                (000)   Assets   Assets    Assets   Assets    Assets   Assets       Rate
------------------------------------------------------------------------------------------------------------
Class A (8/96)
 2004                            $56,787     1.28%    2.47%     1.25%    2.51%     1.25%    2.51%        45%
 2003                             59,780     1.35     2.34      1.25     2.44      1.24     2.45         38
 2002                             68,197     1.29     2.64      1.25     2.68      1.25     2.68         34
 2001                             85,586     1.26     2.96      1.24     2.98      1.24     2.98         37
 2000                             93,400     1.26     2.95      1.21     3.01      1.20     3.02         53
Class B (8/96)
 2004                             23,110     2.03     1.72      2.00     1.76      2.00     1.76         45
 2003                             26,534     2.10     1.60      2.00     1.71      1.99     1.71         38
 2002                             34,071     2.04     1.89      2.00     1.93      2.00     1.93         34
 2001                             41,641     2.01     2.22      1.99     2.23      1.99     2.23         37
 2000                             45,779     2.01     2.20      1.96     2.26      1.95     2.27         53
Class C (8/96)
 2004                              8,229     2.03     1.72      2.00     1.75      2.00     1.76         45
 2003                              9,083     2.10     1.59      2.00     1.69      1.99     1.70         38
 2002                             10,828     2.04     1.89      2.00     1.94      2.00     1.94         34
 2001                             14,302     2.01     2.22      1.99     2.23      1.99     2.23         37
 2000                             14,837     2.01     2.21      1.96     2.27      1.95     2.28         53
Class R (8/96)
 2004                                716     1.03     2.72      1.00     2.75      1.00     2.76         45
 2003                                731     1.10     2.58      1.00     2.69       .99     2.69         38
 2002                                783     1.04     2.90      1.00     2.94      1.00     2.94         34
 2001                              1,120     1.01     3.21      1.00     3.22       .99     3.23         37
 2000                              1,111     1.01     3.20       .96     3.26       .95     3.26         53
------------------------------------------------------------------------------------------------------------

(a) Per share Net Investment Income is calculated using the average daily shares method.
(b) Total returns are calculated on net asset value without any sales charge and are not annualized.
(c) After expense reimbursement from the Adviser, where applicable.
(d) After custodian fee credit and expense reimbursement, where applicable.

                                See accompanying notes to financial statements.

----
40

Selected data for a share outstanding throughout each year:

Class (Inception Date)
                                                 Investment Operations         Less Distributions
                                             ----------------------------  -------------------------


STOCK and BOND


                                                              Net
                                                        Realized/
                                                       Unrealized
                                   Beginning       Net    Invest-              Net                    Ending
                                         Net   Invest-       ment          Invest-                       Net
                                       Asset      ment       Gain             ment  Capital            Asset     Total
Year Ended June 30,                    Value Income(a)     (Loss)    Total  Income    Gains    Total   Value Return(b)
------------------------------------------------------------------------------------------------------------------------
Class A (8/96)
 2004                                 $22.72      $.41     $ 1.92  $ 2.33    $(.49)  $   --   $ (.49) $24.56     10.29%
 2003                                  23.48       .38       (.65)   (.27)    (.43)    (.06)    (.49)  22.72      (.99)
 2002                                  25.25       .44      (1.73)  (1.29)    (.47)    (.01)    (.48)  23.48     (5.14)
 2001                                  25.20       .57       2.00    2.57     (.58)   (1.94)   (2.52)  25.25     10.39
 2000                                  27.18       .69      (1.02)   (.33)    (.70)    (.95)   (1.65)  25.20     (1.23)
Class B (8/96)
 2004                                  22.72       .23       1.92    2.15     (.31)      --     (.31)  24.56      9.48
 2003                                  23.48       .22       (.65)   (.43)    (.27)    (.06)    (.33)  22.72     (1.73)
 2002                                  25.25       .25      (1.72)  (1.47)    (.29)    (.01)    (.30)  23.48     (5.86)
 2001                                  25.20       .37       2.00    2.37     (.38)   (1.94)   (2.32)  25.25      9.58
 2000                                  27.18       .50      (1.02)   (.52)    (.51)    (.95)   (1.46)  25.20     (1.97)
Class C (8/96)
 2004                                  22.73       .23       1.93    2.16     (.31)      --     (.31)  24.58      9.52
 2003                                  23.49       .22       (.65)   (.43)    (.27)    (.06)    (.33)  22.73     (1.73)
 2002                                  25.26       .25      (1.72)  (1.47)    (.29)    (.01)    (.30)  23.49     (5.86)
 2001                                  25.21       .37       2.00    2.37     (.38)   (1.94)   (2.32)  25.26      9.58
 2000                                  27.19       .50      (1.02)   (.52)    (.51)    (.95)   (1.46)  25.21     (1.93)
Class R (8/96)
 2004                                  22.72       .47       1.92    2.39     (.55)      --     (.55)  24.56     10.56
 2003                                  23.47       .44       (.64)   (.20)    (.49)    (.06)    (.55)  22.72      (.70)
 2002                                  25.24       .50      (1.72)  (1.22)    (.54)    (.01)    (.55)  23.47     (4.90)
 2001                                  25.19       .62       2.01    2.63     (.64)   (1.94)   (2.58)  25.24     10.66
 2000                                  27.18       .76      (1.03)   (.27)    (.77)    (.95)   (1.72)  25.19     (1.02)
------------------------------------------------------------------------------------------------------------------------

Class (Inception Date)
                                                            Ratios/Supplemental Data
                                   --------------------------------------------------------------------------
                                                       Before Credit/         After          After Credit/
                                                       Reimbursement     Reimbursement(c)   Reimbursement(d)
STOCK and BOND                                       -----------------  -----------------  -----------------
                                                       Ratio              Ratio              Ratio
                                                      of Net             of Net             of Net
                                                     Invest-            Invest-            Invest-
                                           Ratio of     ment  Ratio of     ment  Ratio of     ment
                                           Expenses   Income  Expenses   Income  Expenses   Income
                                    Ending       to       to        to       to        to       to
                                       Net  Average  Average   Average  Average   Average  Average  Portfolio
                                    Assets      Net      Net       Net      Net       Net      Net   Turnover
Year Ended June 30,                  (000)   Assets   Assets    Assets   Assets    Assets   Assets       Rate
--------------------------------------------------------------------------------------------------------------
Class A (8/96)
 2004                              $33,312     1.36%    1.61%     1.25%    1.72%     1.25%    1.72%        61%
 2003                               36,751     1.38     1.64      1.25     1.77      1.25     1.77         68
 2002                               42,907     1.40     1.61      1.25     1.76      1.24     1.77         82
 2001                               49,030     1.41     2.04      1.25     2.20      1.24     2.21         73
 2000                               52,470     1.38     2.50      1.21     2.66      1.20     2.67         81
Class B (8/96)
 2004                               12,459     2.11      .86      2.00      .97      2.00      .97         61
 2003                               12,255     2.13      .89      2.00     1.02      2.00     1.02         68
 2002                               13,067     2.15      .86      2.00     1.01      1.99     1.02         82
 2001                               12,243     2.15     1.28      2.00     1.43      1.99     1.44         73
 2000                               11,200     2.13     1.76      1.96     1.92      1.95     1.93         81
Class C (8/96)
 2004                                8,632     2.11      .87      2.00      .98      2.00      .98         61
 2003                                7,541     2.13      .90      2.00     1.03      2.00     1.03         68
 2002                                6,686     2.15      .86      2.00     1.01      1.99     1.02         82
 2001                                6,498     2.15     1.29      2.00     1.44      1.99     1.45         73
 2000                                6,620     2.13     1.76      1.96     1.93      1.95     1.93         81
Class R (8/96)
 2004                                9,117     1.11     1.87      1.00     1.98      1.00     1.98         61
 2003                                7,048     1.13     1.90      1.00     2.03      1.00     2.03         68
 2002                                5,324     1.15     1.86      1.00     2.01       .99     2.02         82
 2001                                5,396     1.15     2.27      1.00     2.42       .99     2.43         73
 2000                                4,625     1.13     2.74       .96     2.91       .95     2.92         81
--------------------------------------------------------------------------------------------------------------

(a) Per share Net Investment Income is calculated using the average daily shares method.
(b) Total returns are calculated on net asset value without any sales charge and are not annualized.
(c) After expense reimbursement from the Adviser, where applicable.
(d) After custodian fee credit and expense reimbursement, where applicable.



                                See accompanying notes to financial statements.

----
41

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Nuveen Investment Trust:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen NWQ Multi-Cap Value Fund, Nuveen Large-Cap Value Fund, Nuveen Balanced Municipal and Stock Fund and Nuveen Balanced Stock and Bond Fund (each a series of the Nuveen Investment Trust, hereafter referred to as the "Funds") at June 30, 2004, the results of each of their operations for the year then ended, the changes in each of their net assets for the periods then ended and the financial highlights for the Nuveen NWQ Multi-Cap Value Fund for the periods then ended and the financial highlights for Nuveen Large-Cap Value Fund, Nuveen Balanced Municipal and Stock Fund and Nuveen Balanced Stock and Bond Fund for the three years then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Nuveen Large-Cap Value Fund, Nuveen Balanced Municipal and Stock Fund and Nuveen Balanced Stock and Bond Fund for the periods ended June 30, 2001 and prior were audited by other independent auditors who have ceased operations. Those independent auditors expressed an unqualified opinion in their report dated August 20, 2001.

PRICEWATERHOUSECOOPERS LLP

Chicago, IL
August 13, 2004


----
42

                                     Notes

--------------------------------------------------------------------------------
43

                                     Notes

--------------------------------------------------------------------------------
44

                                     Notes

--------------------------------------------------------------------------------
45

  Trustees and Officers
================================================================================

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at seven. None of the trustees who are not "interested" persons of the Funds has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds' Statement of Additional Information ("SAI") includes more information about the Trustees. To request a free copy, call Nuveen Investments at (800) 257-8787.

                                                                                                         Number of
                                                                                                       Portfolios in
Name,                       Position(s)      Year First  Principal Occupation(s)                       Fund Complex
Birthdate                   Held with        Elected or  Including other Directorships                  Overseen by
and Address                 the Funds       Appointed(2) During Past 5 Years                              Trustee
--------------------------------------------------------------------------------------------------------------------

Trustee who is an interested person of the Funds:


--------------------------------------------------------------------------------------------------------------------
Timothy R. Schwertfeger (1) Chairman of the     1994     Chairman and Director (since 1996) of Nuveen       145
3/28/49                     Board and                    Investments, Inc. and Nuveen Investments,
333 W. Wacker Drive         Trustee                      LLC; Director (since 1992) and Chairman
Chicago, IL 60606                                        (since 1996) of Nuveen Advisory Corp. and
                                                         Nuveen Institutional Advisory Corp.;
                                                         Chairman and Director (since 1997) of Nuveen
                                                         Asset Management, Inc.; Director (since
                                                         1996) of Institutional Capital Corporation;
                                                         Chairman and Director (since 1999) of
                                                         Rittenhouse Asset Management, Inc.; Chairman
                                                         of Nuveen Investments Advisers Inc. (since
                                                         2002).

Trustees who are not interested persons of the Funds:


--------------------------------------------------------------------------------------------------------------------
Robert P. Bremner           Trustee             1997     Private Investor and Management Consultant.        145
8/22/40
333 W. Wacker Drive
Chicago, IL 60606


--------------------------------------------------------------------------------------------------------------------
Lawrence H. Brown           Trustee             1993     Retired (1989) as Senior Vice President of         145
7/29/34                                                  The Northern Trust Company; Director,
333 W. Wacker Drive                                      Community Advisory Board for Highland Park
Chicago, IL 60606                                        and Highwood, United Way of the North Shore
                                                         (since 2002).


--------------------------------------------------------------------------------------------------------------------
Jack B. Evans               Trustee             1999     President, The Hall-Perrine Foundation, a          145
10/22/48                                                 private philanthropic corporation (since
333 W. Wacker Drive                                      1996); Director and Vice Chairman, United
Chicago, IL 60606                                        Fire & Casualty Company; formerly Director,
                                                         Federal Reserve Bank of Chicago; formerly,
                                                         President and Chief Operating Officer, SCI
                                                         Financial Group, Inc., a regional financial
                                                         services firm.


--------------------------------------------------------------------------------------------------------------------
William C. Hunter           Trustee             2004     Dean and Distinguished Professor of Finance,       145
3/16/48                                                  School of Business at the University of
333 W. Wacker Drive                                      Connecticut (since 2003); previously Senior
Chicago, IL 60606                                        Vice President and Director of Research at
                                                         the Federal Reserve Bank of Chicago
                                                         (1995-2003); Director, Credit Research
                                                         Center at Georgetown University; Director of
                                                         Xerox Corporation (since 2004).


--------------------------------------------------------------------------------------------------------------------
William J. Schneider        Trustee             1997     Senior Partner and Chief Operating Officer,        145
9/24/44                                                  Miller-Valentine Group, Vice President,
333 W. Wacker Drive                                      Miller-Valentine Realty, a construction
Chicago, IL 60606                                        company; Chair, Miami Valley Hospital;
                                                         Chair, Dayton Development Coalition;
                                                         formerly, Member, Community Advisory Board,
                                                         National City Bank, Dayton, Ohio and
                                                         Business Advisory Council, Cleveland Federal
                                                         Reserve Bank.


--------------------------------------------------------------------------------------------------------------------
Judith M. Stockdale         Trustee             1997     Executive Director, Gaylord and Dorothy            145
12/29/47                                                 Donnelley Foundation (since 1994); prior
333 W. Wacker Drive                                      thereto, Executive Director, Great Lakes
Chicago, IL 60606                                        Protection Fund (from 1990 to 1994).

----
46

                                                                                                   Number of
                                                                                                 Portfolios in
Name,                  Position(s)     Year First                                                Fund Complex
Birthdate              Held with       Elected or  Principal Occupation(s)                        Overseen by
and Address            the Funds      Appointed(3) During Past 5 Years                              Trustee
--------------------------------------------------------------------------------------------------------------

Officers of the Funds:

--------------------------------------------------------------------------------------------------------------
Gifford R. Zimmerman   Chief              1988     Managing Director (since 2002), Assistant          145
9/9/56                 Administrative              Secretary and Associate General Counsel,
333 W. Wacker Drive    Officer                     formerly, Vice President and Assistant
Chicago, IL 60606`                                 General Counsel of Nuveen Investments, LLC;
                                                   Managing Director (since 2002), General
                                                   Counsel and Assistant Secretary, formerly,
                                                   Vice President of Nuveen Advisory Corp. and
                                                   Nuveen Institutional Advisory Corp.;
                                                   Managing Director (since 2002), Assistant
                                                   Secretary and Associate General Counsel,
                                                   formerly, Vice President (since 2000), of
                                                   Nuveen Asset Management, Inc. Assistant
                                                   Secretary of Nuveen Investments, Inc. (since
                                                   1994); Assistant Secretary of NWQ Investment
                                                   Management Company, LLC (since 2002); Vice
                                                   President and Assistant Secretary of Nuveen
                                                   Investments Advisers Inc. (since 2002);
                                                   Managing Director, Associate General Counsel
                                                   and Assistant Secretary of Rittenhouse Asset
                                                   Management, Inc. (since 2003); Chartered
                                                   Financial Analyst.


--------------------------------------------------------------------------------------------------------------
Michael T. Atkinson    Vice President     2000     Vice President (since 2002), formerly,             145
2/3/66                 and Assistant               Assistant Vice President (since 2000),
333 W. Wacker Drive    Secretary                   previously, Associate of Nuveen Investments,
Chicago, IL 60606                                  LLC.


--------------------------------------------------------------------------------------------------------------
Peter H. D'Arrigo      Vice President     1999     Vice President of Nuveen Investments, LLC          145
11/28/67               and Treasurer               (since 1999), prior thereto, Assistant Vice
333 W. Wacker Drive                                President (since 1997); Vice President and
Chicago, IL 60606                                  Treasurer of Nuveen Investments, Inc. (since
                                                   1999); Vice President and Treasurer of
                                                   Nuveen Advisory Corp. and Nuveen
                                                   Institutional Advisory Corp (since 1999);
                                                   Vice President and Treasurer of Nuveen Asset
                                                   Management, Inc. (since 2002) and of Nuveen
                                                   Investments Advisers Inc. (since 2002);
                                                   Assistant Treasurer of NWQ Investment
                                                   Management Company, LLC (since 2002); Vice
                                                   President and Treasurer of Nuveen
                                                   Rittenhouse Asset Management, Inc. (since
                                                   2003); Chartered Financial Analyst.


--------------------------------------------------------------------------------------------------------------
Jessica R. Droeger     Vice President     2000     Vice President (since 2002) and Assistant          145
9/24/64                and Secretary               General Counsel (since 1998); formerly,
333 W. Wacker Drive                                Assistant Vice President (since 1998) of
Chicago, IL 60606                                  Nuveen Investments, LLC; Vice President
                                                   (since 2002) and Assistant Secretary (since
                                                   1998), formerly Assistant Vice President of
                                                   Nuveen Advisory Corp. and Nuveen
                                                   Institutional Advisory Corp.


--------------------------------------------------------------------------------------------------------------
Lorna C. Ferguson      Vice President     1998     Managing Director (since 2004) formerly,           145
10/24/45                                           Vice President of Nuveen Investments, LLC;
333 W. Wacker Drive                                Managing Director (since 2004) formerly,
Chicago, IL 60606                                  Vice President (since 1998) of Nuveen
                                                   Advisory Corp. and Nuveen Institutional
                                                   Advisory Corp.


--------------------------------------------------------------------------------------------------------------
William M. Fitzgerald  Vice President     1995     Managing Director (since 2002) of Nuveen           145
3/2/64                                             Investments, LLC; Managing Director (since
333 W. Wacker Drive                                2001), formerly Vice President of Nuveen
Chicago, IL 60606                                  Advisory Corp. and Nuveen Institutional
                                                   Advisory Corp. (since 1995); Managing
                                                   Director of Nuveen Asset Management, Inc.
                                                   (since 2001); Vice President of Nuveen
                                                   Investment Advisers Inc. (since 2002);
                                                   Chartered Financial Analyst.


--------------------------------------------------------------------------------------------------------------
Stephen D. Foy         Vice President     1998     Vice President (since 1993) and Funds              145
5/31/54                and Controller              Controller (since 1998) of Nuveen
333 W. Wacker Drive                                Investments, LLC and Vice President and
Chicago, IL 60606                                  Funds Controller (since 1998) of Nuveen
                                                   Investments, Inc.; Certified Public
                                                   Accountant.

----
47

================================================================================

                                                                                                Number of
                                                                                              Portfolios in
Name,               Position(s)     Year First                                                Fund Complex
Birthdate           Held with       Elected or  Principal Occupation(s)                        Overseen by
and Address         the Funds      Appointed(3) During Past 5 Years                              Trustee
-----------------------------------------------------------------------------------------------------------
David J. Lamb       Vice President     2000     Vice President (since 2000) of Nuveen              145
3/22/63                                         Investments, LLC, previously Assistant Vice
333 W. Wacker Drive                             President (since 1999); prior thereto,
Chicago, IL 60606                               Associate of Nuveen Investments, LLC;
                                                Certified Public Accountant.


-----------------------------------------------------------------------------------------------------------
Tina M. Lazar       Vice President     2002     Vice President (since 1999), previously,           145
8/27/61                                         Assistant Vice President (since 1993) of
333 W. Wacker Drive                             Nuveen Investments, LLC.
Chicago, IL 60606


-----------------------------------------------------------------------------------------------------------
Larry W. Martin     Vice President     1988     Vice President, Assistant Secretary and            145
7/27/51             and Assistant               Assistant General Counsel of Nuveen
333 W. Wacker Drive Secretary                   Investments, LLC; Vice President and
Chicago, IL 60606                               Assistant Secretary of Nuveen Advisory Corp.
                                                and Nuveen Institutional Advisory Corp.;
                                                Assistant Secretary of Nuveen Investments,
                                                Inc. and (since 1997) Nuveen Asset
                                                Management, Inc.; Vice President (since
                                                2000), Assistant Secretary and Assistant
                                                General Counsel (since 1998) of Rittenhouse
                                                Asset Management, Inc.; Vice President and
                                                Assistant Secretary of Nuveen Investments
                                                Advisers Inc. (since 2002); Assistant
                                                Secretary of NWQ Investment Management
                                                Company, LLC (since 2002).


-----------------------------------------------------------------------------------------------------------
Edward F. Neild, IV Vice President     1996     Managing Director (since 2002) of Nuveen           145
7/7/65                                          Investments, LLC; Managing Director (since
333 W. Wacker Drive                             1997), formerly Vice President (since 1996)
Chicago, IL 60606                               of Nuveen Advisory Corp. and Nuveen
                                                Institutional Advisory Corp.; Managing
                                                Director of Nuveen Asset Management, Inc.
                                                (since 1999). Chartered Financial Analyst.

(1)Mr. Schwertfeger is an "interested person" of the Funds, as defined in the Investment Company Act of 1940, because he is an officer and trustee of the Adviser.
(2)Trustees serve an indefinite term until his/her successor is elected. The year first elected or appointed represents the year in which the Trustee was first elected or appointed to any fund in the Nuveen Complex.
(3)Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

----
48

--------------------------------------------------------------------------------
  Fund Information
================================================================================


Fund Manager                        Legal Counsel              Transfer Agent and
Nuveen Institutional Advisory Corp. Chapman and Cutler LLP     Shareholder Services
333 West Wacker Drive               Chicago, IL                Boston Financial
Chicago, IL 60606                                              Data Services, Inc.
                                    Independent Registered     Nuveen Investor Services
Sub-Advisers                        Public Accounting Firm     P.O. Box 8530
NWQ Investment Management           PricewaterhouseCoopers LLP Boston, MA 02266-8530
Company, LLC                        Chicago, IL                (800) 257-8787
2049 Century Park East
Los Angeles, CA 90067               Custodian
Institutional Capital Corporation   State Street Bank & Trust
225 West Wacker Drive               Boston, MA
Chicago, IL 60606

================================================================================

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return (including change in NAV and reinvested dividends) that would have been necessary on an annual basis to equal the investment's actual performance over the time period being considered.

Average Market Capitalization: The market capitalization of a company is equal to the number of the company's common shares outstanding multiplied by the current price of the company's stock. The average market capitalization of a mutual fund's portfolio gives a measure of the size of the companies in which the fund invests.

Duration: Duration is a measure of a bond or bond fund's sensitivity to changes in interest rates. Generally, the longer a bond or fund's duration, the more the price of the bond or fund will change as interest rates change.

SEC 30-Day Yield: A standardized measure of a fund's yield that accounts for the future amortization of premiums or discounts of bonds held in the fund's portfolio.

Net Asset Value (NAV): A Fund's NAV is the dollar value of one share in the fund. It is calculated by subtracting the liabilities of the fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

Unaudited Information: The Balanced Stock and Bond Fund designates 77% of dividends declared from net investment income as dividends qualifying for the 70% dividends received deduction for corporations and 90% as qualified dividend income for individuals under the Jobs and Growth Tax Relief Reconciliation Act of 2003.
================================================================================

Proxy Voting Policies and Procedures: A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling Nuveen Investments at (800) 257-8787; and (ii) on the Commission's website at http://www.sec.gov.
================================================================================

NASD Regulation, Inc. provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of NASD members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.nasdr.com. NASD Regulation, Inc. also provides an investor brochure that includes information describing the Public Disclosure Program.

----
49

                          Serving

            Investors

                                  for Generations
--------------------------------------------------------------------------------

                                  Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

                                  Managing $102 billion in assets, Nuveen
                                  Investments provides high-quality investment services that contribute to the building of well diversified investment portfolios. The Company serves institutional clients, financial advisors and high-net-worth investors. The firm's asset management capabilities are marketed through four distinct brands, each with an independent investment team and area of expertise; Nuveen, focused on fixed-income investments; NWQ, specializing in value-style equities; Rittenhouse, dedicated to conservative growth-style equities; and Symphony, with expertise in alternative investment portfolios.

                                  To learn more about the products and services Nuveen Investments offers, talk to your financial advisor, or call us at (800) 257-8787.




Distributed by

Nuveen Investments, LLC 333 West Wacker Drive Chicago, Illinois 60606 www.nuveen.com

MAN-GRINC-0604D

                           PART C--OTHER INFORMATION


Item 22: Exhibits:



(a)(1).  Declaration of Trust of Registrant.(1)

(a)(2).  Certificate for the Establishment and Designation of Series and Classes for the Nuveen Growth and Income Stock
         Fund, the Nuveen Balanced Stock and Bond Fund, and Nuveen Balanced Municipal and Stock Fund, dated
         June 20, 1996.(3)

(a)(3).  Certificate for the Establishment and Designation of Series for the Nuveen European Value Fund, dated May 27,
         1998.(10)

(a)(4).  Amended Designation of Series for the Nuveen Investment Trust, dated September 24, 2002.(19)

(a)(5).  Amended Designation of Series for Nuveen Investment Trust, dated October 7, 2004.(24)

(b)(1).  By-Laws of Registrant.(1)

(b)(2).  Amendment to By-Laws of Registrant.(15)

(b)(3).  Amended and Restated By-Laws of Registrant.(21)

(c).     Specimen certificate of Shares of the Funds.(3)

(d)(1).  Management Agreement between Registrant and Nuveen Institutional Advisory Corp.(6)

(d)(2).  Sub-Advisory Agreement between Nuveen Institutional Advisory Corp. and Institutional Capital Corporation.(6)

(d)(3).  Form of Amended Schedule A to Management Agreement between Registrant and Nuveen Institutional Advisory
         Corp.(10)

(d)(4).  Form of Amended Schedule A to Sub-Advisory Agreement between Nuveen Institutional Advisory Corp. and
         Institutional Capital Corporation.(10)

(d)(5).  Form of Amended Schedule B to Management Agreement between Registrant and Nuveen Institutional Advisory
         Corp.(10)

(d)(6).  Form of Addendum to Investment Sub-Advisory Agreement between Nuveen Institutional Advisory Corp. and
         Institutional Capital Corporation.(10)

(d)(7).  Renewal of Investment Management Agreement dated June 1, 2001.(18)

(d)(8).  Investment Sub-Advisory Agreement between Nuveen Institutional Advisory Corp. and NWQ Investment
         Management Company, LLC dated August 15, 2002.(19)

(d)(9).  Renewal of Investment Management Agreement between the Registrant and Nuveen Institutional Advisory Corp.
         dated April 28, 2002.(19)

(d)(10). Amended Schedules A and B to Investment Management Agreement between Nuveen Investment Trust and
         Nuveen Institutional Advisory Corp.(19)

(d)(11). Notice of Continuance of Investment Sub-Advisory Agreement between Nuveen Institutional Advisory Corp. and
         Institutional Capital Corporation.(20)

(d)(12). Renewal of Investment Management Agreement between the Registrant and Nuveen Institutional Advisory Corp.
         dated May 15, 2003.(23)

(d)(13). Notice of Continuance of Investment Sub-Advisory Agreement between Nuveen Institutional Advisory Corp. and
         Institutional Capital Corporation dated July 15, 2003.(23)

(d)(14). Notice of Continuance of Investment Sub-Advisory Agreement between Nuveen Institutional Advisory Corp. and
         NWQ Investment Management Company dated July 15, 2003.(23)

(d)(15). Amendment and Renewal of Management Agreement between Registrant and Nuveen Institutional Advisory
         Corp. dated July 31, 2004.(25)

(d)(16). Notice of Continuance of Investment Sub-Advisory Agreement between Nuveen Institutional Advisory Corp. and
         Institutional Capital Corporation dated July 30, 2004.(25)

(d)(17)  Notice of Continuance of Investment Sub-Advisory Agreement between Nuveen Institutional Advisory Corp. and
         NWQ Investment Management Company, LLC dated July 30, 2004.(25)

(e)(1).  Distribution Agreement between Registrant and John Nuveen & Co. Incorporated dated August 1, 1998.(11)

(e)(2).  Dealer Management Agreement dated October 22, 1996.(4)

(e)(3).  Renewal of Distribution Agreement dated July 31, 2001.(18)

(e)(4)   Renewal of Distribution Agreement between Registrant and Nuveen Investments.(21)

(e)(5)   Renewal of Distribution Agreement between Registrant and Nuveen Investments, LLC dated July 31, 2003.(23)

(e)(6).  Renewal of Distribution Agreement between Registrant and Nuveen Investments, LLC dated August 3, 2004.(25)

(f).     Not applicable.


(g)(1). Custodian Agreement between Registrant and The Chase Manhattan Bank.(7)

(g)(2). Global Custody Agreement between Registrant and The Chase Manhattan Bank dated July 21, 1998.(13)

(g)(3). Master Custodian Agreement between certain Nuveen Funds and State Street Bank and Trust Company.(21)

(h)(1). Form of Subscription Agency Agreement between Registrant and The Chase Manhattan Bank.(4)

(h)(2). Transfer Agency Agreement between Registrant and Chase Global Funds Services Company.(11)

(h)(3). Transfer Agency and Service Agreement between certain Nuveen Open-End Investment Companies and State
        Street Bank and Trust Company.(21)

(i)(1). Opinion and consent of Chapman and Cutler, dated July 30, 1996.(3)

(i)(2). Opinion and consent of Bingham, Dana & Gould, dated July 30, 1996.(3)

(i)(3). Opinion and consent of Vedder, Price, Kaufman & Kammholz, dated May 28, 1998.(10)

(i)(4). Opinion and consent of Bingham Dana LLP dated May 28, 1998.(10)

(i)(5). Opinion and consent of Chapman and Cutler, dated October 27, 2000.(18)

(i)(6). Opinion and consent of Chapman and Cutler, dated October 26, 2001.(18)

(i)(7). Opinion and consent of Chapman and Cutler, dated October 9, 2002.(19)

(i)(8). Opinion and consent of Bingham McCutchen LLP, dated October 4, 2002.(19)

(i)(9)  Opinion and consent of Chapman and Cutler LLP, dated October 28, 2003.(23)

(i)(10) Opinion and consent of Chapman and Cutler LLP, dated October 29, 2004.(25)

(j).    Consent of Independent Registered Public Accounting Firm.(25)

(k).    Not applicable.

(l).    Subscription Agreement with Nuveen Institutional Advisory Corp.(7)

(m)(1). Plan of Distribution and Service Pursuant to Rule 12b-1 for the Class A Shares, Class B Shares and Class C Shares
        of each Fund.(3)

(m)(2). Amendment to Plan of Distribution and Service Pursuant to Rule 12b-1.(11)

(n).    Multi-Class Plan.(4)

(p)(1). Code of Ethics of the Registrant, Nuveen Investments and Nuveen Institutional Advisory Corp.(25)

(p)(2). Code of Ethics of Institutional Capital Corporation.(18)

(p)(3). Code of Ethics of NWQ Investment Management Company, LLC.(19)

(z)(1). Powers of Attorney for Messrs. Schwertfeger, Evans, Leafstrand, Bacon, Kissick, and Ms. Wellington.(17)

(z)(2). Power of Attorney for Mr. Bennett.(18)

(z)(3). Powers of Attorney for Messrs. Bremner, Brown, Schneider and Sawers and Ms. Impellizzeri and Ms. Stockdale.(22)

(z)(4). Power of Attorney for Mr. Hunter.(24)

--------
(1) Incorporated by reference to the initial registration statement filed on Form N-1A for Registrant.
(2) Incorporated by reference to the pre-effective amendment no. 1 filed on Form N-1A for Registrant.
(3) Incorporated by reference to the pre-effective amendment no. 2 filed on Form N-1A for Registrant.
(4) Incorporated by reference to the post-effective amendment no. 1 filed on Form N-1A for Registrant.
(5) Incorporated by reference to the post-effective amendment no. 2 filed on Form N-1A for Registrant.
(6) Incorporated by reference to the post-effective amendment no. 3 filed on Form N-1A for Registrant.
(7) Incorporated by reference to the post-effective amendment no. 4 filed on Form N-1A for Registrant.
(8) Incorporated by reference to the post-effective amendment no. 5 filed on Form N-1A for Registrant.
(9) Incorporated by reference to the post-effective amendment no. 6 filed on Form N-1A for Registrant.
(10)Incorporated by reference to the post-effective amendment no. 12 filed on Form N-1A for Registrant.
(11)Incorporated by reference to the post-effective amendment no. 13 filed on Form N-1A for Registrant.
(12)Incorporated by reference to the post-effective amendment no. 14 filed on Form N-1A for Registrant.
(13)Incorporated by reference to the post-effective amendment no. 15 filed on Form N-1A for Registrant.
(14)Incorporated by reference to the post-effective amendment no. 16 filed on Form N-1A for Registrant.
(15)Incorporated by reference to the post-effective amendment no. 17 filed on Form N-1A for Registrant.
(16)Incorporated by reference to the post-effective amendment no. 18 filed on Form N-1A for Registrant.
(17)Incorporated by reference to the post-effective amendment no. 19 filed on Form N-1A for Registrant.
(18)Incorporated by reference to the post-effective amendment no. 20 filed on Form N-1A for Registrant.
(19)Incorporated by reference to the post-effective amendment no. 23 filed on Form N-1A for Registrant.
(20)Incorporated by reference to the post-effective amendment no. 24 filed on Form N-1A for Registrant.
(21)Incorporated by reference to the post-effective amendment no. 25 filed on Form N-1A for Registrant.
(22)Incorporated by reference to the post-effective amendment no. 26 filed on Form N-1A for Registrant.

(23)Incorporated by reference to the post-effective amendment no. 27 filed on Form N-1A for Registrant.


(24)Incorporated by reference to the post-effective amendment no. 28 filed on Form N-1A for Registrant.


(25)Filed herewith.

Item 23: Persons Controlled by or under Common Control with Fund.

Not applicable.


Item 24: Indemnification

Section 4 of Article XII of Registrant's Declaration of Trust provides as follows:

Subject to the exceptions and limitations contained in this Section 4, every person who is, or has been, a Trustee, officer, employee or agent of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a "Covered Person"), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof.

No indemnification shall be provided hereunder to a Covered Person:

    (a) against any liability to the Trust or its Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

    (b) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interests of the Trust; or

    (c) in the event of a settlement or other disposition not involving a final adjudication (as provided in paragraph (a) or (b)) and resulting in a payment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office by the court or other body approving the settlement or other disposition or a reasonable determination, based on a review of readily available facts (as opposed to a full trial-type inquiry), that he did not engage in such conduct:

        (i) by a vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or

        (ii) by written opinion of independent legal counsel.

The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel other than Covered Persons may be entitled by contract or otherwise under law.

Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this Section 4 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this
Section 4, provided that either:

    (a) such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or

    (b) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or independent legal counsel in a written opinion shall determine, based upon a review of the readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

As used in this Section 4, a "Disinterested Trustee" is one (x) who is not an Interested Person of the Trust (including, as such Disinterested Trustee, anyone who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), and (y) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending.

As used in this Section 4, the words "claim," "action," "suit" or "proceeding" shall apply to all claims, actions, suits, proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the word "liability" and "expenses" shall include without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

                               -----------------

The trustees and officers of the Registrant are covered by Investment Trust Errors and Omission policies in the aggregate amount of $50,000,000 (with a maximum deductible of $500,000 which does not apply to individual directors and officers) against liability and expenses of claims of wrongful acts arising out of their position with the Registrant, except for matters which involved willful acts, bad faith, gross negligence and willful disregard of duty (i.e., where the insured did not act in good faith for a purpose he or she reasonably believed to be in the best interest of Registrant or where he or she shall have had reasonable cause to believe this conduct was unlawful).

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to the officers, trustees or controlling persons of the Registrant pursuant to the Declaration of Trust of the Registrant or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by an officer or trustee or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such officer, trustee or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


Item 25: Business and Other Connections of Investment Adviser

(a) Nuveen Institutional Advisory Corp. ("NIAC") manages the Registrant and serves as investment adviser or manager to other open-end and closed-end management investment companies and to separately managed accounts. The principal business address for all of these investment companies and the persons named below is 333 West Wacker Drive, Chicago, Illinois 60606.

A description of any other business, profession, vocation or employment of a substantial nature in which the directors and officers of NIAC who serve as officers or Trustees of the Registrant have engaged during the last two years for his or her account or in the capacity of director, officer, employee, partner or trustee appears under "Management" in the Statement of Additional Information. Such information for the remaining senior officers of NIAC appears below:


                                                   Other Business, Profession, Vocation or
Name and Position with NIAC                           Employment During Past Two Years
---------------------------                        ---------------------------------------
John P. Amboian, President and Director... President and Director of Nuveen Investments, Inc.,
                                           Nuveen Investments, LLC, Nuveen Advisory Corp.,
                                           Nuveen Asset Management, Inc., Rittenhouse Asset
                                           Management, Inc., Nuveen Investments Advisors Inc., and
                                           Nuveen Investments Holdings, Inc.

Alan Berkshire, Senior Vice President and  Senior Vice President, Secretary and General Counsel of
  Secretary............................... Nuveen Investments, Inc., Nuveen Investments, LLC,
                                           Rittenhouse Asset Management, Inc. and Nuveen
                                           Investments Holdings, Inc.; Senior Vice President and
                                           Secretary (since May 1998) of Nuveen Advisory Corp. and
                                           Nuveen Investments Advisors Inc.; Assistant Secretary of
                                           NWQ Investment Management Company, LLC and
                                           Secretary of Symphony Asset Management, LLC.

Mary E. Keefe, Managing Director and Chief Managing Director and Chief Compliance Officer (since
  Compliance Officer...................... June 2004) of Nuveen Investments, Inc., Nuveen
                                           Investments, LLC, Nuveen Investments Advisers Inc.,
                                           Nuveen Asset Management Inc., Nuveen Advisory Corp.,
                                           Nuveen Investments Institutional Services Group LLC and

                                                  Other Business, Profession, Vocation or
Name and Position with NIAC                          Employment During Past Two Years
---------------------------                       ---------------------------------------
                                           Rittenhouse Asset Management, Inc.; Head of Global
                                           Compliance (January 2004-May 2004) Citadel Investment
                                           Group; Director, Midwest Regional Office (1994-2003)
                                           United States Securities and Exchange Comission.

Margaret E. Wilson, Senior Vice President, Senior Vice President, Finance of Nuveen Investments,
  Finance................................. Inc., Nuveen Investments, LLC, Nuveen Asset
                                           Management, Inc., Nuveen Advisory Corp., Rittenhouse
                                           Asset Management, Inc., Nuveen Investments Advisors
                                           Inc., and Nuveen Investments Holdings, Inc.




(b) Institutional Capital Corporation ("Institutional Capital") acts as investment adviser to the ICAP Funds, Inc. and as sub-investment adviser to the Large-Cap Value Fund, Balanced Stock and Bond Fund, and Balanced Municipal and Stock Fund (series of the Registrant). In addition, Institutional Capital serves as investment adviser to separately managed accounts.

A description of any other business, profession, vocation, or employment of a substantial nature in which Robert H. Lyon, President, Chief Investment Officer and a Director of Institutional Capital, is or has been, at any time during the last two fiscal years, engaged for his own account or in the capacity of director, officer, employee, partner, or trustee appears under "Management" in the Statement of Additional Information of the applicable funds. Such information for the remaining senior officers of Institutional Capital appears below. The principal business address for each person is 225 West Wacker Drive Suite 2400, Chicago, Illinois 60606.

                       Positions and Offices with       Other Business, Profession, Vocation, or
Name                              ICAP                      Employment During Past Two Years
----              ------------------------------------- ----------------------------------------
Pamela H. Conroy. Senior Vice President and Director    Vice President, Treasurer, and a Director
                                                        of the ICAP Funds, Inc. (since its
                                                        inception in December 1994).

Donald D. Niemann Executive Vice President and Director Vice President and Secretary of ICAP
                                                        Funds, Inc. (since its inception in
                                                        December 1994) and a Director (since
                                                        July 1995).

Gary S. Maurer... Executive Vice President and Director Director of ICAP Funds, Inc. (since its inception in December 1994).

(c) NWQ Investment Management Company, Inc. ("NWQ") acts as a sub-investment adviser to the Nuveen NWQ Multi-Cap Value Fund. In addition, NWQ serves as investment adviser to separately managed accounts. The following is a listing of each director and officer of NWQ. The principal business address of each person is 2049 Century Park East, 4th Floor, Los Angeles, California 90067.

                                                    Other Business, Profession, Vocation or
Name               Positions and Offices with NWQ      Employment During Past Two Years
----              --------------------------------- ---------------------------------------
Michael C. Mendez Chief Executive Officer            President and Director (since 1999),
                                                     Managing Director (1992-1999) of
                                                     NWQ Investment Management
                                                     Company, Inc.
Jon D. Bosse..... CFA, Chief Investment Officer and  Managing Director, Portfolio Manager
                  Managing Director                  (since 1996), Director of Research
                                                     (1996-2001) of NWQ Investment
                                                     Management Company, Inc.
Edward C. Friedel CFA, Senior Managing Director      Managing Director (since 1992) of
                                                     NWQ Investment Management
                                                     Company, Inc.

Item 26: Principal Underwriters





(a) Nuveen Investments, LLC ("Nuveen") acts as principal underwriter to the following open-end management type investment companies: Nuveen Multistate Trust I, Nuveen Multistate Trust II, Nuveen Multistate Trust III, Nuveen Multistate Trust IV, Nuveen Municipal Trust, Nuveen Investment Trust, Nuveen Investment Trust II and III. Nuveen is also serving as the principal underwriter to the Nuveen Equity Premium Income Fund, a closed-end management type investment company.


(b)

   Name and Principal      Positions and Offices with   Positions and Offices
   Business Address        Underwriter                  with Registrant
   --------------------------------------------------------------------------

   Timothy R. Schwertfeger Chairman of the Board,       Chairman and
   333 West Wacker Drive   Chief Executive Officer, and Trustee
   Chicago, IL 60606       Director

   John P. Amboian         President and Director       None
   333 West Wacker Drive
   Chicago, IL 60606

   William Adams IV        Executive Vice President     None
   333 West Wacker Drive
   Chicago, IL 60606

   Alan G. Berkshire       Senior Vice President and    None
   333 West Wacker Drive   Secretary
   Chicago, IL 60606

   Robert K. Burke         Vice President               None
   333 West Wacker Drive
   Chicago, IL 60606

   Peter H. D'Arrigo       Vice President and Treasurer Vice President and
   333 West Wacker Drive                                Treasurer
   Chicago, IL 60606

   Jessica R. Droeger      Vice President and           Vice President
   333 West Wacker Drive   Assistant Secretary          and Secretary
   Chicago, IL 60606

   Stephen D. Foy          None                         Vice President and
   333 West Wacker Drive                                Controller
   Chicago, IL 60606

   Mary E. Keefe           Managing Director and        None
   333 West Wacker Drive   Director of Compliance
   Chicago, IL 60606

   Larry W. Martin         Vice President               Vice President
   333 West Wacker Drive   and Assistant                and Assistant
   Chicago, IL 60606       Secretary                    Secretary

   Paul C. Williams        Managing Director            None
   333 West Wacker Drive
   Chicago, IL 60606

   Margaret E. Wilson      Senior Vice President,       None
   333 West Wacker Drive   Finance
   Chicago, IL 60606

   Gifford R. Zimmerman    Managing Director,           Chief Administrative
   333 West Wacker Drive   Assistant Secretary          Officer
   Chicago, IL 60606


(c) Not applicable.


Item 27: Location of Accounts and Records

Nuveen Institutional Advisory Corp., 333 West Wacker Drive, Chicago, Illinois 60606, maintains the Declaration of Trust, By-Laws, minutes of trustees and shareholder meetings and contracts of the Registrant and all advisory material of the investment adviser.

State Street Bank and Trust Company, P.O. Box 5043, Boston, Massachusetts 02206-5043, maintains all general and subsidiary ledgers, journals, trial balances, records of all portfolio purchases and sales, and all other required records not maintained by Nuveen Institutional Advisory Corp.



Boston Financial Data Services, Inc., P.O. Box 8530, Boston, Massachusetts 02266-8530, maintains all the required records in its capacity as transfer, dividend paying, and shareholder service agent for the Registrant.





Item 28: Management Services

Not applicable.


Item 29: Undertakings

(a) Not applicable.

                                  SIGNATURES


Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Chicago, and State of Illinois, on the 29th day of October, 2004.


                                        NUVEEN INVESTMENT TRUST

                                             /S/  JESSICA R. DROEGER
                                        ________________________________________
                                                  Jessica R. Droeger
                                             Vice President and Secretary

Pursuant to the requirements of the Securities Act, this post-effective amendment to the registration statement has been signed below by the following persons in the capacities and on the date indicated.


          Signature                       Title                            Date
          ---------                       -----                            ----

     /S/  STEPHEN D. FOY       Vice President and                    October 29, 2004
-------------------------        Controller (Principal
       Stephen D. Foy            Financial and
                                 Accounting Officer)

  /S/  GIFFORD R. ZIMMERMAN    Chief Administrative Officer
-------------------------        (Principal Executive
    Gifford R. Zimmerman         Officer)

   Timothy R. Schwertfeger     Chairman and Trustee         )       /S/  JESSICA R. DROEGER
                                                            )   By_________________________
                                                            )        Jessica R. Droeger
                                                            )         Attorney-in-Fact
                                                            )          October 29, 2004
                                                            )
                                                            )
      Robert P. Bremner        Trustee                      )
                                                            )
      Lawrence H. Brown        Trustee                      )
                                                            )
        Jack B. Evans          Trustee                      )
                                                            )
      William C. Hunter        Trustee                      )
                                                            )
    William J. Schneider       Trustee                      )
                                                            )
     Judith M. Stockdale       Trustee                      )




An original power of attorney authorizing, among others, Jessica R. Droeger, Larry W. Martin and Gifford R. Zimmerman to execute this registration statement, and amendments thereto, for each of the trustees of the Registrant on whose behalf this registration statement is filed, has been executed and have been filed with the Securities and Exchange Commission or are being filed herein.

                                 EXHIBIT INDEX


 Exhibit
Number   Exhibit
-------- -------

(d)(15)  Amendment and Renewal of Management Agreement between Registrant and Nuveen Institutional
         Advisory Corp. dated July 31, 2004

(d)(16)  Notice of Continuance of Investment Sub-Advisory Agreement between Nuveen Institutional Advisory
         Corp. and Institutional Capital Corporation dated July 30, 2004

(d)(17)  Notice of Continuance of Investment Sub-Advisory Agreement between Nuveen Institutional Advisory
         Corp. and NWQ Investment Management Company, LLC dated July 30, 2004

(e)(6)   Renewal of Distribution Agreement between Registrant and Nuveen Investments LLC dated August 3,
         2004

(i)(10)  Opinion and consent of Chapman and Cutler LLP dated October 29, 2004

(j)      Consent of Independent Registered Public Accounting Firm

(p)(1)   Code of Ethics of the Registrant, Nuveen Investments and Nuveen Institutional Advisory Corp.